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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund
(Exact name of registrant as specified in charter)
550 Science Drive, Madison, WI 53711
(Address of principal executive offices)(Zip code)

Lisa R. Lange
Madison Legal and Compliance Department
550 Science Drive
Madison, WI 53711
(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

S E M I A N N U A L R E P O R T
For Period Ended June 30, 2015

This booklet contains the semiannual report for the Ultra Series Fund in which each of the CMFG Variable Annuity Account and CMFG Variable Life Insurance Account invests:

Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, and International Stock Funds, each a series of the Ultra Series Fund.

MEMBERS® Variable Annuity
MEMBERS® Variable Annuity II
MEMBERS® Choice Variable Annuity
MEMBERS® Variable Annuity III
MEMBERS® Variable Universal Life
MEMBERS® Variable Universal Life II

 Distributed by:
CUNA Brokerage Services, Inc.
Office of Supervisory Jurisdiction
2000 Heritage Way
Waverly, IA 50677

Member FINRA & SIPC

 Telephone:
(319) 352-4090
(800) 798-5500

This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale or purchase of securities unless preceded or accompanied by a prospectus.

Move confidently into the futureTM

SEMIANNUAL REPORT

To reduce service expenses, CMFG Life Insurance Company may send only one copy of this booklet per household, regardless of the number of owners at the household. However, any owner may obtain additional copies of this booklet upon request to CMFG Life Insurance Company.

If you have questions, please call CMFG Life Insurance Company at 1.800.798.5500.

As with all variable annuity contracts, variable life insurance policies and mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities, nor does the SEC guarantee the accuracy or adequacy of any prospectus. Any statement to the contrary is a criminal offense.

Ultra Series Fund | June 30, 2015

Table of Contents

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677.

Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

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Ultra Series Fund  |  June 30, 2015

Economic Overview and Market Outlook

For the six-month period ended June 30, 2015, the S&P 500® Index tallied a 1.23% gain even with the late June downturn fueled by the uncertainty in Greece as it tried to negotiate a solution to its debt woes. Despite this, foreign markets, which had been struggling in 2014, saw an upswing of 5.52% according to the broad international index, MSCI EAFE (net). Bond investors experienced increased volatility during the second quarter as interest rates trended higher and world events played out. Yields rose as Federal Reserve remarks (supported by positive U.S. economic developments) reaffirmed their intention to raise short-term rates in the not so distant future. The Barclays U.S. Aggregate Bond Index fell 0.10% during the period.

Looking forward, we believe market volatility will increase as we edge closer to the start of a rising interest rate cycle. Elevated asset levels remain a concern, especially as earnings growth estimates are now falling to near-zero, driven in part by the strong U.S. dollar (resulting in fewer exports), slower global growth and weaker results in the Energy sector. While growth appears to be materializing in Europe, issues around the solidarity of the euro along with increasing friction with Russia may prolong the weakness.

As we navigate these shifting economic conditions we believe in a long-term investment approach. The common thread throughout the Ultra Series Funds is high-conviction, high active-share fund management. Our goal is to provide superior long-term returns while striving to manage risk and capital loss.

Review of Period (unaudited)

ALLOCATION FUNDS SUMMARY

The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Funds will be diversified among a number of asset classes and their allocation among Underlying Funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.

•	Scenario analysis – historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.

•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

CONSERVATIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-20% money market funds;
•	20-80% debt securities (e.g., bond funds and convertible bond funds);

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•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	10-50% equity securities (e.g., U.S. stock funds);
•	0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Ultra Series Conservative Allocation Fund (Class I) returned 0.66% for the period, underperforming the Conservative Allocation Fund Custom Index return of 0.84%. The Fund however, outperformed its peers as measured by the Morningstar Conservative Allocation Category, which advanced 0.60%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

Bond Funds	60.8%
Stock Funds	27.4%
Foreign Stock Funds	8.7%
Alternative Funds	2.0%
Money Market Funds and Other Net Assets	1.1%

MODERATE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-15% money market funds;
•	10-60% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	20-80% equity securities (e.g., U.S. stock funds);
•	0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Ultra Series Moderate Allocation Fund (Class I) returned 1.08% for the period, while its blended benchmark, the Moderate Allocation Fund Custom Index, returned 1.47%. The Fund also lagged its Morningstar peer group as the Moderate Allocation Category returned an average of 1.22%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

Alternative Funds	1.8%
Stock Funds	46.6%
Bond Funds	35.8%
Foreign Stock Funds	14.9%
Money Market Funds and Other Net Assets	0.9%

AGGRESSIVE ALLOCATION FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 85% equity investments and 15% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-10% money market funds;
•	0-30% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•	30-90% equity securities (e.g., U.S. stock funds);
•	0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and

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•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Ultra Series Aggressive Allocation Fund (Class I) returned 1.41% for the period, outperforming its blended benchmark, the Aggressive Allocation Fund Custom Index, which returned 1.23%. The Fund underperformed its Morningstar Aggressive Allocation Category peer group, which averaged a 1.95% return.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

Stock Funds	60.5%
Foreign Stock Funds	21.7%
Bond Funds	15.1%
Alternative Funds	1.7%
Money Market Funds and Other Net Assets	1.0%

MONEY MARKET FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multinational organizations, such as the World Bank. The Fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.

PERFORMANCE DESCRIPTION

With the Federal Reserve continuing to pin short-term rates at near zero, management maintained its fee waivers to preserve investment capital. However, no dividends were produced over the course of this six-month period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

Fannie Mae	28.6%
Federal Home Loan Bank	24.4%
Freddie Mac	19.5%
U.S. Treasury Notes	11.8%
Federal Farm Credit Bank	9.8%
Cash and Other Net Assets	5.9%

CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DESCRIPTION

The Ultra Series Core Bond Fund (Class I) declined 0.13% for the period, moderately trailing the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which declined 0.10%, and the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index, which declined 0.09%. The Morningstar Intermediate-Term Bond peer group gained 0.01% for the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

U.S. Government and Agency Obligations	38.9%
Corporate Notes and Bonds	30.8%
Mortgage Backed Securities	23.5%
Municipal Bonds	2.3%
Asset Backed Securities	1.9%
Commercial Mortgage-Backed Securities	1.3%
Short-Term Investments and Other Net Assets and Liabilities	1.3%

HIGH INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade

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(BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

The Ultra Series High Income Fund (Class I) returned 3.26% during the period, beating the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index’s 2.49% return. The Fund also outperformed its Morningstar High Yield Bond category peer group, which returned 2.40%.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

Consumer Discretionary	24.1%
Consumer Staples	3.3%
Energy	8.8%
Financials	2.7%
Health Care	11.1%
Industrials	16.9%
Information Technology	5.5%
Materials	9.4%
Telecommunication Services	5.8%
Utilities	8.3%
Short-Term Investments and Other Net Assets and Liabilities	4.1%

DIVERSIFIED INCOME FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or asset-backed) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including emerging market) stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

PERFORMANCE DISCUSSIONS

The Ultra Series Diversified Income Fund (Class I) declined 1.42% for the period, trailing its blended index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500®) which returned 0.67%. The Fund’s designated Morningstar peer group, the Moderate Allocation category, averaged a 1.22% return for the period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

Common Stocks	53.2%
U.S. Government and Agency Obligations	16.8%
Corporate Notes and Bonds	14.5%
Mortgage Backed-Securities	10.2%
Asset Backed Securities	1.5%
Municipal Bonds	1.5%
Commercial Mortgage Backed Securities	0.5%
Short-Term Investments and Other Net Assets and Liabilities	1.8%

LARGE CAP VALUE FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

PERFORMANCE DISCUSSIONS

The Ultra Series Large Cap Value Fund (Class I) declined 1.24% for the period, trailing its benchmark, the Russell

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1000® Value Index, which declined 0.61%. The Fund also lagged its Morningstar peer group, Large Cap Value category, which showed a 0.06% return.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

		Russell 1000®
	Fund	Value Index

Consumer Discretionary	10.2%	5.5%
Consumer Staples	7.9%	6.7%
Energy	9.8%	14.0%
Financials†	30.1%	29.6%
Health Care	16.3%	11.8%
Industrials	11.9%	10.2%
Information Technology	5.5%	10.8%
Materials	0.9%	3.1%
Telecommunication Services	1.1%	2.5%
Utilities	2.3%	5.8%
Short-Term Investments and Other Net Assets and Liabilities	4.0%	–

†Financials includes securities in the following industries: Capital Markets; Commercial Banks; Consumer Finance, Insurance; and Real Estate Management & Development

LARGE CAP GROWTH FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the Fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less established companies that may offer more rapid growth potential.

PERFORMANCE DISCUSSION

The Ultra Series Large Cap Growth Fund (Class I) returned 2.32% for the period, trailing its benchmark, the Russell 1000® Growth Index, which was up 3.96%. The Fund underperformed its peer group, Morningstar Large Growth category, which averaged a return of 4.02% over the same period.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

		Russell 1000®
	Fund	Growth Index

Consumer Discretionary	20.6%	21.0%
Consumer Staples	7.1%	10.5%
Energy	5.1%	1.0%
Financials	2.6%	5.6%
Health Care	18.3%	18.2%
Industrials	14.5%	11.1%
Information Technology†	27.2%	26.8%
Materials	0.0%	3.9%
Telecommunication Services	1.9%	1.8%
Utilities	–	0.1%
Short-Term Investments and Other Net Assets and Liabilities	2.7%	–

†Information Technology includes securities in the following industries: Communications Equipment; Computers and Peripherals; Electronic Equipment; Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

MID CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

PERFORMANCE DISCUSSION

The Ultra Series Mid Cap Fund (Class I) returned 2.05% for the period, underperforming its benchmark, the Russell Midcap® Index, with a 2.35% return. The Fund trailed its peer group, the Morningstar Mid-Cap Growth category, whose average return was 5.88%.

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SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

		Russell
	Fund	Midcap® Index

Consumer Discretionary*	25.1%	16.6%
Consumer Staples	1.0%	5.6%
Energy	4.4%	5.4%
Financials†	25.5%	22.0%
Health Care	8.9%	10.5%
Industrials	19.9%	12.8%
Information Technology	7.7%	14.1%
Materials	3.5%	6.2%
Telecommunication Services	–	1.0%
Utilities	–	5.8%
Short-Term Investments and Other Net Assets and Liabilities	4.0%	–

*Consumer Discretionary includes securities in the following industries: Media and Specialty Retail.

†Financials includes securities in the following industries: Commercial Banks; Insurance; and Real Estate Management & Development.

SMALL CAP FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies that possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE DISCUSSION

The Ultra Series Small Cap Fund (Class I) returned 5.22% for the period, outperforming both the Russell 2000® Index’s 4.75% and the Russell 2000® Value Index’s 0.76% return. The Fund also outperformed its peer group average, as the Morningstar Small Blend category averaged a return of 3.50%.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

		Russell 2000®
	Fund	Index

Consumer Discretionary	8.7%	14.6%
Consumer Staples	2.8%	3.2%
Energy	6.8%	3.9%
Financials	20.1%	24.2%
Health Care	12.0%	16.0%
Industrials†	25.8%	12.8%
Information Technology	9.6%	17.2%
Materials	5.4%	4.0%
Telecommunication Services	–	0.8%
Utilities	2.5%	3.3%
Short-Term Investments and Other Net Assets and Liabilities	6.3%	–

†Industrials includes securities in the following industries: Aerospace & Defense; Air Freight & Logistics, Commercial Services & Supplies; Construction & Engineering; Machinery; Professional Services; and Trading Companies & Distributors.

INTERNATIONAL STOCK FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

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PERFORMANCE DISCUSSION

The Ultra Series International Stock Fund (Class I) returned 6.56% for the period, leading the 5.52% return of the MSCI EAFE Index (net). The Fund also outperformed its peer group, with the Morningstar Foreign Large Blend Category averaging a 5.89% return.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS
AS OF 6/30/15

Europe (excluding United Kingdom)	45.7%
United Kingdom	30.1%
Japan	10.0%
Pacific Basin	5.8%
Emerging Markets	2.3%
Middle East	1.9%
Short-Term Investments and Other Net Assets and Liabilities	4.2%

BENCHMARK DESCRIPTIONS

ALLOCATION FUND CUSTOM INDEXES*

The Conservative Allocation Fund Custom Index consists of 28% Russell 3000® Index, 7% MSCI ACWI ex-US Index and 65% Barclays US Aggregate Bond Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 48% Russell 3000® Index, 12% MSCI ACWI ex-US Index and 40% Barclays US Aggregate Bond Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 64% Russell 3000® Index, 16% MSCI ACWI ex-US Index and 20% Barclays US Aggregate Bond Index. See market index descriptions below.

HYBRID FUND CUSTOM INDEXES*

The Custom Blended Index consists of 50% S&P 500® Index and 50% of Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index. See market indexes’ descriptions below.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

MARKET INDEXES

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. Treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed- securities, asset-backed securities and corporate securities, with maturities greater than one year.

The MSCI ACWI ex-USA (net) Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index (see definition below).

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

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The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index (see definition below.)

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

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9

Ultra Series Fund | June 30, 2015

Conservative Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 100.0%
Alternative Funds - 2.0%
SPDR Gold Shares*	31,606	$3,551,566

Bond Funds - 60.8%
iShares 7-10 Year Treasury Bond ETF	64,717	6,795,932
iShares TIPS Bond Fund ETF	32,852	3,681,067
Madison Core Bond Fund Class Y (A)	3,967,035	39,868,705
Madison Corporate Bond Fund Class Y (A)	1,326,151	15,012,032
Madison High Quality Bond Fund Class Y (A)	457,724	5,034,960
Metropolitan West Total Return Bond Fund Class I	2,588,276	27,979,266
SPDR Barclays Short-Term High Yield Bond ETF	311,268	8,998,758

		107,370,720
Foreign Stock Funds - 8.7%
Madison NorthRoad International Fund Class Y (A)	286,781	3,214,810
SPDR S&P Emerging Asia Pacific ETF	10,037	885,364
Vanguard FTSE All-World ex-US ETF	110,661	5,372,592
WisdomTree Europe Hedged Equity Fund	50,510	3,110,911
WisdomTree Japan Hedged Equity Fund	48,391	2,767,965

		15,351,642

Money Market Funds - 1.1%
State Street Institutional U.S. Government Money Market Fund	1,865,398	1,865,398

Stock Funds - 27.4%
iShares Russell Mid-Cap ETF	72,228	12,301,151
Madison Investors Fund Class Y (A)	117,777	2,453,304
Madison Large Cap Growth Fund Class Y (A)	504,265	11,487,166
Madison Large Cap Value Fund Class Y (A)	892,756	14,935,801
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	353,634	5,378,772
Vanguard Information Technology ETF	18,625	1,978,534

		48,534,728

TOTAL INVESTMENTS - 100.0% (Cost $167,606,882**)		176,674,054

NET OTHER ASSETS AND LIABILITIES - 0.0%		(52,431)

TOTAL NET ASSETS - 100.0%		$176,621,623

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $168,646,768.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Moderate Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.6%

Alternative Funds - 1.8%
SPDR Gold Shares*	49,118	$5,519,390

Bond Funds - 35.8%
iShares 7-10 Year Treasury Bond ETF	92,294	9,691,793
Madison Core Bond Fund Class Y (A)	4,878,371	49,027,633
Madison Corporate Bond Fund Class Y (A)	481,207	5,447,262
Metropolitan West Total Return Bond Fund Class I	3,276,861	35,422,865
SPDR Barclays Short-Term High Yield Bond ETF	444,493	12,850,293

		112,439,846
Foreign Stock Funds - 14.9%
Madison NorthRoad International Fund Class Y (A)	1,021,147	11,447,055
SPDR S&P Emerging Asia Pacific ETF	35,148	3,100,405
Vanguard FTSE All-World ex-U.S. ETF	316,933	15,387,097
WisdomTree Europe Hedged Equity Fund	138,869	8,552,942
WisdomTree Japan Hedged Equity Fund	147,505	8,437,286

		46,924,785
Money Market Funds - 0.5%
State Street Institutional U.S. Government
Money Market Fund	1,689,839	1,689,839

Stock Funds - 46.6%
iShares Core S&P Mid-Cap ETF	154,270	23,137,415
Madison Investors Fund Class Y (A)	737,621	15,364,648
Madison Large Cap Growth Fund Class Y (A)	1,758,729	40,063,838
Madison Large Cap Value Fund Class Y (A)	2,488,146	41,626,687
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	887,375	13,496,973
Vanguard Financials ETF	32,185	1,598,629
Vanguard Information Technology ETF	59,092	6,277,343
Vanguard Value ETF	57,682	4,808,372

		146,373,905

TOTAL INVESTMENTS - 99.6% (Cost $282,263,005**)		312,947,765

NET OTHER ASSETS AND LIABILITIES - 0.4%		1,218,927

TOTAL NET ASSETS - 100.0%		$314,166,692

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $284,836,292.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Aggressive Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.9%
Alternative Funds - 1.7%
SPDR Gold Shares*	17,175	$1,929,955

Bond Funds - 15.1%
iShares 7-10 Year Treasury Bond ETF	21,575	2,265,591
Madison Core Bond Fund Class Y (A)	982,109	9,870,192
Metropolitan West Total Return Bond Fund Class I	308,469	3,334,551
Vanguard Short-Term Corporate Bond ETF	13,983	1,112,767

		16,583,101
Foreign Stock Funds - 21.7%
Madison NorthRoad International Fund Class Y (A)	434,364	4,869,222
SPDR S&P Emerging Asia Pacific ETF	15,789	1,392,748
Vanguard FTSE All-World ex-U.S. ETF	193,719	9,405,058
WisdomTree Europe Hedged Equity Fund	72,638	4,473,774
WisdomTree Japan Hedged Equity Fund	65,012	3,718,686

		23,859,488
Money Market Funds - 0.9%
State Street Institutional U.S. Government
Money Market Fund	1,007,425	1,007,425

Stock Funds - 60.5%
iShares Core S&P Mid-Cap ETF	75,454	11,316,591
Madison Investors Fund Class Y (A)	302,791	6,307,128
Madison Large Cap Growth Fund Class Y (A)	733,903	16,718,300
Madison Large Cap Value Fund Class Y (A)	997,476	16,687,780
Madison Mid Cap Fund Class Y (A)	124,973	1,102,258
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	430,903	6,554,040
Vanguard Financials ETF	45,607	2,265,300
Vanguard Information Technology ETF	31,741	3,371,846
Vanguard Value ETF	28,041	2,337,497

		66,660,740

TOTAL INVESTMENTS - 99.9% (Cost $96,180,092**)		110,040,709

NET OTHER ASSETS AND LIABILITIES - 0.1%		56,408

TOTAL NET ASSETS - 100.0%		$110,097,117

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $97,415,493.
(A)	Affiliated Company (see Note 11).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Money Market Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 94.1%

Fannie Mae - 28.6%
0.500%, 7/2/15	$250,000	$250,003
0.112%, 7/6/15 (A)	500,000	499,992
2.375%, 7/28/15	350,000	350,589
0.096%, 7/29/15 (A)	1,200,000	1,199,911
0.096%, 8/3/15 (A)	350,000	349,970
0.076%, 8/17/15 (A)	600,000	599,941
0.081%, 9/9/15 (A)	500,000	499,922
0.500%, 9/28/15	500,000	500,470
4.375%, 10/15/15	568,000	574,971

		4,825,769
Federal Farm Credit Bank - 9.8%
0.061%, 7/13/15 (A)	750,000	749,985
0.350%, 7/30/15	225,000	225,037
0.135%, 8/6/15 (A)	225,000	224,970
0.550%, 8/17/15	250,000	250,140
0.101%, 8/27/15 (A)	200,000	199,968

		1,650,100
Federal Home Loan Bank - 24.4%
0.041%, 7/6/15 (A)	100,000	99,999
0.086%, 7/10/15 (A)	914,000	913,981
0.260%, 7/21/15	750,000	750,067
0.083%, 7/24/15 (A)	1,000,000	999,948
0.061%, 8/11/15 (A)	450,000	449,969
0.090%, 8/12/15 (A)	400,000	399,959
0.071%, 8/21/15 (A)	500,000	499,950

		4,113,873

Freddie Mac - 19.5%
0.071%, 7/7/15 (A)	200,000	199,998
0.071%, 7/10/15 (A)	200,000	199,996
4.375%, 7/17/15	700,000	701,301
0.071%, 7/20/15 (A)	200,000	199,993
0.073%, 8/5/15 (A)	750,000	749,947
0.500%, 8/28/15	750,000	750,472
0.071%, 9/2/15 (A)	500,000	499,939

		3,301,646
U.S. Treasury Notes - 11.8%
0.250%, 7/15/15	1,500,000	1,500,130
0.250%, 10/15/15	500,000	500,350

		2,000,480

Total U.S. Government and Agency
Obligations (Cost $15,891,868)		15,891,868
	Shares

INVESTMENT COMPANIES - 4.5%
State Street Institutional U.S. Government
Money Market Fund	759,556	759,556

Total Investment Companies
(Cost $759,556)		759,556

TOTAL INVESTMENTS - 98.6% (Cost $16,651,424**)		16,651,424

NET OTHER ASSETS AND LIABILITIES - 1.4%		235,041

TOTAL NET ASSETS - 100.0%		$16,886,465

**	Aggregate cost for Federal tax purposes was $16,651,424.
(A)	Rate noted represents annualized yield at time of purchase.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Core Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 1.9%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$652,045	$680,456
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	1,000,000	1,000,886
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	775,000	774,833
GreatAmerica Leasing Receivables, Series 2015-1, Class A2 (B), 1.12%, 6/20/17	500,000	500,784
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	175,000	175,036
John Deere Owner Trust, Series 2014-B, Class A2A, 0.54%, 7/17/17	747,760	747,812
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	845,000	845,069

Total Asset Backed Securities
(Cost $4,712,760)		4,724,876

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.3%
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.887%, 2/25/45	1,000,000	1,037,788
FREMF Mortgage Trust, Series 2011-K701, Class C (A) (B), 4.436%, 7/25/48	1,000,000	1,045,218
JP Morgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP8, Class A4, 5.399%, 5/15/45	1,045,162	1,077,661

Total Commercial Mortgage-Backed
Securities (Cost $3,191,320)		3,160,667

CORPORATE NOTES AND BONDS - 30.8%

Consumer Discretionary - 4.5%
AARP Inc. (B) (C), 7.5%, 5/1/31	2,000,000	2,669,524
Advance Auto Parts Inc., 4.5%, 12/1/23	1,000,000	1,032,288
Amazon.com Inc., 3.3%, 12/5/21	600,000	607,909
AutoZone Inc., 1.3%, 1/13/17	1,500,000	1,502,485
DR Horton Inc., 3.75%, 3/1/19	475,000	478,562
ERAC USA Finance LLC (B), 6.7%, 6/1/34	2,000,000	2,433,782
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	253,000	257,428
Harman International Industries Inc., 4.15%, 5/15/25	400,000	394,205
Intelsat Jackson Holding SA (D), 5.5%, 8/1/23	450,000	398,475
Priceline Group Inc./The, 3.65%, 3/15/25	300,000	292,056
Sirius XM Radio Inc. (B), 6%, 7/15/24	350,000	353,500
Toll Brothers Finance Corp., 4%, 12/31/18	500,000	510,000

		10,930,214
Consumer Staples - 0.1%
JM Smucker Co./The (B), 3.5%, 3/15/25	300,000	293,907

Energy - 4.1%
Access Midstream Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	450,000	443,884
Antero Resources Corp. (B), 5.625%, 6/1/23	300,000	289,875
Energy Transfer Partners L.P., 5.2%, 2/1/22	1,000,000	1,047,026
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	1,250,000	1,325,000
Helmerich & Payne International Drilling Co. (B), 4.65%, 3/15/25	400,000	412,915
Hess Corp., 7.875%, 10/1/29	960,000	1,209,073
Marathon Oil Corp., 2.7%, 6/1/20	300,000	297,591
Transocean Inc. (D), 7.5%, 4/15/31	2,000,000	1,600,000
Valero Energy Corp., 7.5%, 4/15/32	2,000,000	2,433,480
Williams Cos. Inc./The, 4.55%, 6/24/24	950,000	920,630

		9,979,474
Financials - 7.1%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust (B)(D), 3.75%, 5/15/19	400,000	395,500
Affiliated Managers Group Inc., 4.25%, 2/15/24	1,500,000	1,545,615
Air Lease Corp., 3.875%, 4/1/21	500,000	505,000
Air Lease Corp., 3.75%, 2/1/22	700,000	699,580
American International Group Inc., 3.875%, 1/15/35	800,000	722,586
Apollo Management Holdings L.P. (B), 4%, 5/30/24	750,000	751,009
Fifth Third Bancorp, 2.3%, 3/1/19	500,000	500,480
General Electric Capital Corp., MTN, 3.35%, 10/17/16	2,000,000	2,063,146
Glencore Funding LLC (B), 3.125%, 4/29/19	525,000	529,463
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	1,500,000	1,706,203
Health Care REIT Inc., 4.5%, 1/15/24	1,000,000	1,038,273
Huntington National Bank/The, 2.4%, 4/1/20	1,000,000	988,826
JPMorgan Chase & Co., 3.125%, 1/23/25	900,000	859,280
Lehman Brothers Holdings Inc. * (E), 5.75%, 1/3/17	3,135,000	314
Liberty Mutual Group Inc. (B), 4.25%, 6/15/23	1,000,000	1,028,405
Morgan Stanley, 2.65%, 1/27/20	1,000,000	998,216
Senior Housing Properties Trust, 3.25%, 5/1/19	500,000	500,391
Synchrony Financial, 3.75%, 8/15/21	1,100,000	1,108,369
UBS AG/Stamford CT (D), 5.75%, 4/25/18	366,000	405,480
Wells Fargo & Co., MTN, 3%, 2/19/25	1,000,000	957,739

		17,303,875

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Core Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Health Care - 2.7%
Actavis Funding SCS (D), 4.55%, 3/15/35	$435,000	$413,586
Cardinal Health Inc., 1.95%, 6/15/18	800,000	801,345
Forest Laboratories Inc. (B), 5%, 12/15/21	250,000	271,283
HCA Inc., 3.75%, 3/15/19	500,000	503,750
Laboratory Corp. of America Holdings, 3.6%, 2/1/25	800,000	765,128
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	2,000,000	2,395,120
Wyeth LLC, 6.5%, 2/1/34	1,000,000	1,260,349

		6,410,561
Industrials - 4.9%
ADT Corp./The, 4.125%, 4/15/19	475,000	482,125
Boeing Co./The, 8.625%, 11/15/31	760,000	1,120,929
Boeing Co./The, 6.875%, 10/15/43	1,380,000	1,868,724
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	2,000,000	2,455,034
CRH America Inc. (B), 3.875%, 5/18/25	300,000	297,283
Lockheed Martin Corp., 7.65%, 5/1/16	1,450,000	1,530,957
Lockheed Martin Corp., 2.9%, 3/1/25	300,000	288,179
Norfolk Southern Corp., 5.59%, 5/17/25	1,268,000	1,459,794
Norfolk Southern Corp., 7.05%, 5/1/37	1,400,000	1,813,193
United Rentals North America Inc., 4.625%, 7/15/23	350,000	343,210
Verisk Analytics Inc., 4%, 6/15/25	300,000	293,791

		11,953,219
Information Technology - 1.2%
Apple Inc., 2.4%, 5/3/23	500,000	478,310
Autodesk Inc., 4.375%, 6/15/25	300,000	300,787
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	1,000,000	1,040,098
First Data Corp. (B), 7.375%, 6/15/19	500,000	519,750
Fiserv Inc., 2.7%, 6/1/20	300,000	299,424
QUALCOMM Inc., 4.8%, 5/20/45	350,000	335,861

		2,974,230
Materials - 1.1%
Westvaco Corp., 8.2%, 1/15/30	1,000,000	1,348,679
Weyerhaeuser Co., 7.375%, 3/15/32	1,000,000	1,250,472

		2,599,151
Telecommunication Services - 1.5%
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	1,500,000	2,061,262
Verizon Communications Inc., 3.45%, 3/15/21	500,000	509,664
Verizon Communications Inc., 5.15%, 9/15/23	626,000	685,370
Verizon Communications Inc., 4.4%, 11/1/34	300,000	277,728

		3,534,024
Utilities - 3.6%
Indianapolis Power & Light Co. (B) (C), 6.05%, 10/1/36	1,000,000	1,237,868
Interstate Power & Light Co., 6.25%, 7/15/39	1,925,000	2,442,026
Sierra Pacific Power Co., Series M, 6%, 5/15/16	1,250,000	1,307,187
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	1,165,000	1,236,546
Wisconsin Electric Power Co., 6.5%, 6/1/28	2,000,000	2,545,322

		8,768,949

Total Corporate Notes and Bonds
(Cost $73,482,967 )		74,747,604

LONG TERM MUNICIPAL BONDS - 2.3%

General - 2.3%
County of Bexar TX, General Obligation, Series C, 6.628%, 6/15/39	1,000,000	1,129,620
East Baton Rouge Sewerage Commission Revenue, 6.087%, 2/1/45	1,000,000	1,109,880
Kansas Development Finance Authority Revenue, 6.6%, 10/1/39	500,000	568,705
State of Iowa Revenue, 6.75%, 6/1/34	1,000,000	1,138,630
Tulsa OK Public Facilities Authority Revenue, Series B, 6.6%, 11/15/29	1,000,000	1,101,500
West Contra Costa Unified School District, General Obligation, 8.46%, 8/1/34	500,000	594,270

		5,642,605

Total Long Term Municipal Bonds
(Cost $5,705,681 )		5,642,605

MORTGAGE BACKED SECURITIES - 23.5%

Fannie Mae - 15.2%
5.5%, 4/1/16 Pool # 745444	66,135	66,836
6%, 5/1/16 Pool # 582558	6,469	6,549
5.5%, 9/1/17 Pool # 657335	29,617	30,488
5.5%, 2/1/18 Pool # 673194	109,436	113,313
5%, 5/1/20 Pool # 813965	494,094	529,898
4.5%, 9/1/20 Pool # 835465	350,579	367,717
6%, 5/1/21 Pool # 253847	77,128	87,441
3.5%, 8/1/29 Pool # MA2003	1,639,268	1,729,288
7%, 12/1/29 Pool # 762813	70,082	77,477
7%, 11/1/31 Pool # 607515	39,253	43,444
6.5%, 3/1/32 Pool # 631377	67,073	77,028
7%, 5/1/32 Pool # 644591	21,604	24,242
6.5%, 6/1/32 Pool # 545691	526,551	604,697
5%, 10/1/33 Pool # 254903	891,967	992,013
5.5%, 11/1/33 Pool # 555880	720,145	812,034
5%, 6/1/34 Pool # 778891	204,217	226,177
7%, 7/1/34 Pool # 792636	40,055	42,004

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Core Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - continued

Fannie Mae - continued
4%, 2/1/35 Pool # MA2177	$2,534,487	$2,714,794
5%, 8/1/35 Pool # 829670	737,715	815,166
5%, 9/1/35 Pool # 820347	983,797	1,107,000
5%, 9/1/35 Pool # 835699	939,584	1,056,736
5%, 11/1/35 Pool # 844809	328,044	362,561
5%, 12/1/35 Pool # 850561	368,439	406,685
5.5%, 10/1/36 Pool # 901723	972,574	1,090,916
6.5%, 10/1/36 Pool # 894118	451,458	518,460
6%, 11/1/36 Pool # 902510	801,999	917,653
5.5%, 5/1/37 Pool # 928292	480,000	540,020
6%, 10/1/37 Pool # 947563	880,657	1,014,622
6.5%, 8/1/38 Pool # 987711	1,294,260	1,486,343
4.5%, 8/1/40 Pool # AD8243	605,541	655,062
4%, 1/1/41 Pool # AB2080	2,398,495	2,555,221
5.5%, 7/1/41 Pool # AL6588	2,424,175	2,733,502
4%, 9/1/41 Pool # AJ1406	2,164,456	2,293,937
3.5%, 6/1/42 Pool # AO4136	2,622,930	2,711,339
4%, 6/1/42 Pool # MA1087	702,432	746,920
3.5%, 8/1/42 Pool # AP2133	1,092,067	1,129,017
3.5%, 9/1/42 Pool # AB6228	1,780,109	1,840,540
4%, 12/1/44 Pool # MA2127	761,118	807,586
4.5%, 2/1/45 Pool # MA2193	1,718,655	1,863,959
3.5%, 3/25/30 Series 2015-12, Class NI, IO	3,860,856	611,537
5.5%, 9/25/35 Series 2005-79, Class LT	874,734	987,695

		36,797,917
Freddie Mac - 8.2%
5%, 5/1/18 Pool # E96322	244,523	255,305
3%, 8/1/27 Pool # J19899	2,209,458	2,296,164
8%, 6/1/30 Pool # C01005	25,812	32,467
7%, 3/1/31 Pool # C48129	61,635	62,893
5%, 7/1/33 Pool # A11325	642,016	713,837
5.5%, 11/1/34 Pool # A28282	1,314,691	1,485,618
5%, 4/1/35 Pool # A32314	196,319	216,418
5%, 4/1/35 Pool # A32315	391,165	434,502
5%, 4/1/35 Pool # A32316	511,678	568,991
5%, 4/1/35 Pool # A32509	144,011	158,475
5%, 1/1/37 Pool # A56371	599,431	660,136
5%, 2/1/39 Pool # G05572	819,062	905,894
4%, 10/1/41 Pool # Q04092	1,149,573	1,221,786
3%, 9/1/42 Pool # C04233	2,988,472	2,980,300
3%, 4/1/43 Pool # V80025	2,615,609	2,607,819
3%, 4/1/43 Pool # V80026	2,632,355	2,624,526
4%, 5/1/45 Pool # G08642	1,996,394	2,116,679
3%, 6/15/27 Series 4066, Class DI, IO	4,997,734	588,452

		19,930,262
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	1,053	1,054
6.5%, 2/20/29 Pool # 2714	85,941	101,283
6.5%, 4/20/31 Pool # 3068	60,301	71,949

		174,286

Total Mortgage Backed Securities
( Cost $55,058,611 )		56,902,465

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 38.9%

Federal Farm Credit Bank - 1.8%
5.875%, 10/3/16	4,000,000	4,268,788

Federal Home Loan Bank - 0.8%
0.625%, 11/27/18 (F)	2,000,000	2,001,746

U.S. Treasury Bonds - 6.0%
6.625%, 2/15/27	6,600,000	9,402,941
4.500%, 5/15/38	4,000,000	5,000,624

		14,403,565
U.S. Treasury Notes - 30.3%
3.250%, 12/31/16	6,000,000	6,247,968
0.875%, 1/31/17	2,500,000	2,513,868
3.125%, 1/31/17	4,000,000	4,164,376
2.375%, 7/31/17	5,250,000	5,432,521
0.750%, 10/31/17	7,000,000	6,993,987
4.250%, 11/15/17	8,000,000	8,650,624
2.750%, 2/15/19	7,250,000	7,635,156
3.375%, 11/15/19	13,000,000	14,034,917
2.625%, 11/15/20	6,500,000	6,788,944
2.000%, 11/15/21	7,500,000	7,513,477
2.750%, 11/15/23	3,500,000	3,638,359

		73,614,197

Total U.S. Government and Agency
Obligations ( Cost $89,109,596 )		94,288,296
	Shares

SHORT-TERM INVESTMENTS - 0.4%
State Street Institutional U.S. Government
Money Market Fund	983,382	983,382

Total Short-Term Investments
(Cost $983,382)		983,382
	Contracts

PUT OPTION PURCHASED - 0.0%
30 Year U.S. Treasury Bond, Put, Aug 2015, $145	11	11,516

Total Put Options Purchased
(Cost $15,502)		11,516

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Core Bond Fund Portfolio of Investments (unaudited)

Value (Note 2)

TOTAL INVESTMENTS - 99.1% (Cost $232,259,819** )	$240,461,411
NET OTHER ASSETS AND LIABILITIES - 0.9%	2,236,451
TOTAL CALL & PUT OPTIONS WRITTEN - 0.0%	(12,188)

TOTAL NET ASSETS - 100.0%	$242,685,674

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $232,259,819.
(A)	Floating rate or variable rate note. Rate shown is as of June 30, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.3% of total net assets.
(E)	In default. Issuer is bankrupt.
(F)	Stepped rate security. Rate shown is as of June 30, 2015.
MTN	Medium Term Note
REIT	Real Estate Investment Trust

	Contracts
	(100 Shares	Expiration	Strike	Value
Put Options Written	Per Contract)	Date	Price	(Note 2)

10 Year U.S. Treasury Note	30	August 2015	$124.00	$12,188

Total Put Options Written (Premiums received $16,785)				$12,188

Total Options Written, at Value (Premiums received $16,785)				$12,188

Holdings of Open Futures Contracts
				Unrealized
		Number of	Position	Appreciation/
Type	Expiration	Contracts	Type	(Depreciation)

90 Day Euro Futures	March 2016	1	Long	$160

				$160

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

High Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 95.9%

Consumer Discretionary - 24.1%
Burger King (A) (B), 6%, 4/1/22	$400,000	$411,000
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	97,000
CCO Holdings LLC / CCO Holdings Capital Corp. (A), 5.125%, 5/1/23	350,000	340,375
Cequel Communications Holdings I LLC / Cequel Capital Corp. (A), 6.375%, 9/15/20	200,000	198,650
Cumulus Media Holdings Inc., 7.75%, 5/1/19	150,000	137,625
DISH DBS Corp., 5.125%, 5/1/20	500,000	505,625
DISH DBS Corp., 5.875%, 11/15/24	100,000	96,063
Goodyear Tire & Rubber Co., 7%, 5/15/22	500,000	543,625
Gray Television Inc., 7.5%, 10/1/20	400,000	424,000
Hanesbrands Inc., 6.375%, 12/15/20	250,000	261,250
Isle of Capri Casinos Inc., 5.875%, 3/15/21	300,000	308,250
Lamar Media Corp., 5.875%, 2/1/22	500,000	517,500
Lear Corp., 5.25%, 1/15/25	200,000	196,500
Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 4/1/23	400,000	400,000
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	511,250
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	260,000
Pinnacle Entertainment Inc., 8.75%, 5/15/20	300,000	313,314
Pinnacle Entertainment Inc., 7.5%, 4/15/21	200,000	211,750
Scientific Games International Inc., 6.25%, 9/1/20	300,000	233,250
Sinclair Television Group Inc., 5.375%, 4/1/21	150,000	151,125
Sinclair Television Group Inc., 6.125%, 10/1/22	250,000	256,875
Sirius XM Radio Inc. (A), 5.875%, 10/1/20	250,000	256,250
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	234,687
Univision Communications Inc. (A), 6.75%, 9/15/22	452,000	477,990
UPCB Finance V Ltd. (A) (B), 6.875%, 1/15/22	315,000	335,475
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	400,000	444,000
WMG Acquisition Corp. (A), 6.75%, 4/15/22	400,000	380,072

		8,503,501
Consumer Staples - 3.3%
Dole Food Co. Inc. (A), 7.25%, 5/1/19	500,000	505,000
First Quality Finance Co. Inc. (A) (C), 4.625%, 5/15/21	400,000	374,000
Post Holdings Inc. (A), 6.75%, 12/1/21	100,000	100,000
Post Holdings Inc. (A), 6%, 12/15/22	200,000	192,500

		1,171,500
Energy - 8.8%
American Energy-Permian Basin LLC / AEPB Finance Corp. (A) (D), 6.78%, 8/1/19	250,000	171,250
Berry Petroleum Co. LLC, 6.375%, 9/15/22	250,000	195,000
California Resources Corp., 6%, 11/15/24	550,000	473,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	370,000
Endeavor Energy Resources L.P. / EER Finance Inc. (A), 7%, 8/15/21	400,000	398,000
Hornbeck Offshore Services Inc., 5.875%, 4/1/20	400,000	368,000
Jupiter Resources Inc. (A) (B), 8.5%, 10/1/22	200,000	167,500
Memorial Production Partners L.P. / Memorial Production Finance Corp., 6.875%, 8/1/22	250,000	226,125
Rice Energy Inc., 6.25%, 5/1/22	500,000	496,250
Unit Corp., 6.625%, 5/15/21	250,000	242,500

		3,107,625
Financials - 2.7%
Ally Financial Inc., 3.75%, 11/18/19	400,000	397,000
Iron Mountain Inc., 6%, 8/15/23	200,000	209,000
Iron Mountain Inc., 5.75%, 8/15/24	150,000	150,094
Quicken Loans Inc. (A), 5.75%, 5/1/25	200,000	191,500

		947,594
Health Care - 11.1%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	500,000	496,250
Alere Inc. (A), 6.375%, 7/1/23	250,000	254,375
CHS/Community Health Systems Inc., 6.875%, 2/1/22	250,000	263,750
Endo Finance LLC / Endo Finco Inc. (A), 7%, 12/15/20	500,000	525,000
Grifols Worldwide Operations Ltd. (B), 5.25%, 4/1/22	250,000	250,625
Mallinckrodt International Finance S.A. (B), 4.75%, 4/15/23	300,000	279,937
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC (A) (B), 4.875%, 4/15/20	500,000	508,775
MPH Acquisition Holdings LLC (A), 6.625%,4/1/22	200,000	204,250
Par Pharmaceutical Cos. Inc., 7.375%, 10/15/20	200,000	213,500
Surgical Care Affiliates Inc. (A), 6%, 4/1/23	250,000	250,000
Tenet Healthcare Corp. (A), 6.75%, 6/15/23	250,000	255,000
Valeant Pharmaceuticals International Inc. (A) (B), 5.625%, 12/1/21	400,000	409,000

		3,910,462
Industrials - 16.9%
ACCO Brands Corp., 6.75%, 4/30/20	300,000	315,000
Ashtead Capital Inc. (A), 6.5%, 7/15/22	500,000	530,000
Avis Budget Car Rental LLC / Avis Budget
Finance Inc. (A), 5.25%, 3/15/25	250,000	234,687
Bombardier Inc. (A) (B), 6.125%, 1/15/23	350,000	310,625
Building Materials Corp. of America (A), 5.375%, 11/15/24	250,000	245,462
Clean Harbors Inc., 5.125%, 6/1/21	150,000	148,500
Covanta Holding Corp., 5.875%, 3/1/24	500,000	498,750

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

High Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Industrials - continued
FTI Consulting Inc., 6%, 11/15/22	$500,000	$521,250
Gardner Denver Inc. (A), 6.875%, 8/15/21	250,000	227,813
Gates Global LLC / Gates Global Co. (A), 6%, 7/15/22	450,000	407,250
Griffon Corp., 5.25%, 3/1/22	300,000	298,500
Hertz Corp./The, 5.875%, 10/15/20	450,000	455,625
Kratos Defense & Security Solutions Inc., 7%, 5/15/19	400,000	364,500
Nielsen Finance LLC / Nielsen Finance Co. (A), 5%, 4/15/22	350,000	343,000
Nortek Inc., 8.5%, 4/15/21	250,000	266,875
TransDigm Inc., 5.5%, 10/15/20	200,000	198,750
United Rentals North America Inc., 8.25%, 2/1/21	81,000	86,569
United Rentals North America Inc., 7.625%, 4/15/22	250,000	270,625
West Corp. (A), 5.375%, 7/15/22	250,000	233,750

		5,957,531
Information Technology - 5.5%
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	400,000	413,000
Belden Inc. (A), 5.5%, 9/1/22	500,000	496,250
CommScope Holding Co. Inc. (A), 6.625%, 6/1/20	250,000	259,375
Hughes Satellite Systems Corp., 6.5%, 6/15/19	225,000	244,125
Plantronics Inc. (A), 5.5%, 5/31/23	200,000	202,500
ViaSat Inc., 6.875%, 6/15/20	300,000	316,500

		1,931,750
Materials - 9.4%
ArcelorMittal (B), 6%, 8/5/20	300,000	313,500
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (A) (B), 9.125%, 10/15/20	300,000	315,000
AVINTIV Specialty Materials Inc., 7.75%, 2/1/19	271,000	279,130
Berry Plastics Corp., 5.125%, 7/15/23	250,000	243,750
Boise Cascade Co., 6.375%, 11/1/20	600,000	632,250
Chemours Co./The (A), 6.625%, 5/15/23	100,000	96,875
INEOS Group Holdings S.A. (A) (B), 6.125%, 8/15/18	200,000	204,250
Murray Energy Corp. (A), 11.25%, 4/15/21	150,000	126,000
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	400,000	410,000
Sealed Air Corp. (A), 5.125%, 12/1/24	400,000	394,500
Tronox Finance LLC, 6.375%, 8/15/20	300,000	278,250

		3,293,505
Telecommunication Services - 5.8%
Altice S.A. (A) (B), 7.625%, 2/15/25	400,000	376,000
CenturyLink Inc., 5.625%, 4/1/20	200,000	200,250
GCI Inc., 6.875%, 4/15/25	250,000	252,500
Intelsat Luxembourg S.A. (B), 7.75%, 6/1/21	250,000	208,750
SBA Telecommunications Inc., 5.75%, 7/15/20	300,000	311,250
Sprint Communications Inc., 7%, 8/15/20	300,000	297,750
Sprint Corp., 7.125%, 6/15/24	150,000	139,140
Sprint Corp., 7.625%, 2/15/25	100,000	94,250
T-Mobile USA Inc., 6.633%, 4/28/21	150,000	155,625

		2,035,515
Utilities - 8.3%
AES Corp., 5.5%, 4/15/25	200,000	190,000
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	250,000	265,000
AmeriGas Partners L.P. / AmeriGas Finance Corp., 6.25%, 8/20/19	500,000	510,000
Dynegy Inc. (A), 7.625%, 11/1/24	150,000	158,625
Ferrellgas L.P. / Ferrellgas Finance Corp., 6.75%, 1/15/22	400,000	401,000
NRG Energy Inc., 6.25%, 7/15/22	300,000	304,500
NRG Energy Inc., 6.25%, 5/1/24	200,000	198,500
Suburban Propane Partners L.P. / Suburban Energy Finance Corp., 7.375%, 8/1/21	227,000	242,323
Talen Energy Supply LLC (A), 5.125%, 7/15/19	300,000	294,000
TerraForm Power Operating LLC (A), 5.875%, 2/1/23	350,000	355,250

		2,919,198

Total Corporate Notes and Bonds
(Cost $34,136,100)		33,778,181
	Shares

SHORT-TERM INVESTMENTS - 2.7%
State Street Institutional U.S. Government
Money Market Fund	934,231	934,231

Total Short-Term Investments
(Cost $934,231)		934,231

TOTAL INVESTMENTS - 98.6% (Cost $35,070,331**)		34,712,412

NET OTHER ASSETS AND LIABILITIES - 1.4%		493,750

TOTAL NET ASSETS - 100.0%		$35,206,162

**	Aggregate cost for Federal tax purposes was $35,070,331.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 12.9% of total net assets.
(C)	Illiquid security (See Note 2).
(D)	Floating rate or variable rate note. Rate shown is as of June 30, 2015.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Diversified Income Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 53.2%

Consumer Discretionary - 5.6%
Home Depot Inc./The	38,500	$4,278,505
Johnson Controls Inc.	59,000	2,922,270
McDonald’s Corp.	64,000	6,084,480
Omnicom Group Inc.	26,500	1,841,485
TimeWarner Inc.	40,000	3,496,400

		18,623,140
Consumer Staples - 9.0%
Coca-Cola Co./The	101,500	3,981,845
General Mills Inc.	77,500	4,318,300
JM Smucker Co./The	27,000	2,927,070
Mondelez International Inc., Class A	80,500	3,311,770
Nestle S.A., ADR	60,000	4,329,600
PepsiCo Inc.	35,000	3,266,900
Procter & Gamble Co./The	69,500	5,437,680
Wal-Mart Stores Inc.	35,500	2,518,015

		30,091,180
Energy - 5.0%
Chevron Corp.	55,500	5,354,085
ConocoPhillips	25,000	1,535,250
Exxon Mobil Corp.	61,000	5,075,200
Occidental Petroleum Corp.	19,000	1,477,630
Schlumberger Ltd.	37,000	3,189,030

		16,631,195
Financials - 8.0%
BB&T Corp.	79,000	3,184,490
MetLife Inc.	54,500	3,051,455
Northern Trust Corp.	34,500	2,637,870
Travelers Cos Inc./The	70,500	6,814,530
US Bancorp	115,000	4,991,000
Wells Fargo & Co.	104,000	5,848,960

		26,528,305
Health Care - 9.2%
Amgen Inc.	17,500	2,686,600
Johnson & Johnson	61,000	5,945,060
Medtronic PLC	74,500	5,520,450
Merck & Co Inc.	78,000	4,440,540
Novartis AG, ADR	24,000	2,360,160
Pfizer Inc.	205,000	6,873,650
Quest Diagnostics Inc.	41,000	2,973,320

		30,799,780
Industrials - 6.6%
3M Co.	19,000	2,931,700
Boeing Co./The	41,000	5,687,520
General Electric Co.	118,000	3,135,260
United Parcel Service Inc., Class B	48,000	4,651,680
United Technologies Corp.	33,000	3,660,690
Waste Management Inc.	42,500	1,969,875

		22,036,725
Information Technology - 6.1%
Accenture PLC, Class A	60,000	5,806,800
Automatic Data Processing Inc.	23,500	1,885,405
Linear Technology Corp.	73,000	3,228,790
Microsoft Corp.	89,000	3,929,350
Oracle Corp.	52,000	2,095,600
Texas Instruments Inc.	69,000	3,554,190

		20,500,135
Materials - 1.1%
Praxair Inc.	31,500	3,765,825

Telecommunication Service - 1.6%
Verizon Communications Inc.	117,500	5,476,675

Utilities - 1.0%
Duke Energy Corp.	47,500	3,354,450

Total Common Stocks
(Cost $129,939,877)		177,807,410
	Par Value

ASSET BACKED SECURITIES - 1.5%
ABSC Long Beach Home Equity Loan Trust,
Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$599,648	625,776
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	550,000	551,350
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	750,000	750,664
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	400,000	399,831
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	500,000	499,892
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	200,000	200,041
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.9%, 12/16/19	725,000	725,369
Santander Drive Auto Receivables Trust, Series 2012-6, Class B, 1.33%, 5/15/17	3,501	3,501
Santander Drive Auto Receivables Trust, Series 2013-3 Class B,1.19%, 5/15/18	250,000	250,324
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	500,000	506,040
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	250,000	250,021
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B),0.82%, 4/16/18	250,000	249,626

Total Asset Backed Securities
(Cost $5,002,300)		5,012,435

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Diversified Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED
SECURITIES - 0.5%
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B), 3.887%, 2/25/45	$700,000	$726,452
FREMF Mortgage Trust, Series 2011-K701, Class C (A) (B), 4.436%, 7/25/48	750,000	783,913
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A (A), 5.23%, 9/15/42	20,575	20,561

Total Commercial Mortgage-Backed Securities (Cost $1,541,146)		1,530,926

CORPORATE NOTES AND BONDS - 14.5%

Consumer Discretionary - 2.1%
AARP Inc. (B) (C), 7.5%, 5/1/31	2,000,000	2,669,524
ERAC USA Finance LLC (B), 6.7%, 6/1/34	1,850,000	2,251,248
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	450,000	457,875
Royal Caribbean Cruises Ltd. (D), 7.25%, 6/15/16	1,600,000	1,670,256

		7,048,903
Consumer Staples - 0.1%
Sysco Corp., 4.35%, 10/2/34	300,000	303,000

Energy - 2.2%
Access Midstream Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	750,000	739,807
Antero Resources Corp. (B), 5.625%, 6/1/23	200,000	193,250
ConocoPhillips, 6.65%, 7/15/18	1,500,000	1,716,777
Energy Transfer Partners L.P., 5.2%, 2/1/22	600,000	628,215
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	500,000	530,000
Hess Corp., 7.875%, 10/1/29	1,150,000	1,448,369
Transocean Inc. (D), 6%, 3/15/18	750,000	757,500
Transocean Inc. (D), 7.5%, 4/15/31	1,030,000	824,000
Williams Cos. Inc./The, 4.55%, 6/24/24	450,000	436,088

		7,274,006
Financials - 1.5%
Air Lease Corp., 3.75%, 2/1/22	500,000	499,700
American Express Credit Corp., MTN, 2.375%, 3/24/17	450,000	459,279
Goldman Sachs Group Inc./The, 5.75%, 1/24/22	975,000	1,109,032
Health Care REIT Inc., 4.5%, 1/15/24	725,000	752,748
Huntington National Bank/The, 2.2%, 4/1/19	1,200,000	1,192,861
Lehman Brothers Holdings Inc.* (E), 5.75%, 1/3/17	1,735,000	174
Morgan Stanley, 2.8%, 6/16/20	500,000	500,532
Synchrony Financial, 3.75%, 8/15/21	600,000	604,565

		5,118,891
Health Care - 2.2%
AbbVie Inc., 2%, 11/6/18	1,200,000	1,200,529
Actavis Funding SCS (D), 4.75%, 3/15/45	300,000	285,616
Amgen Inc., 5.85%, 6/1/17	2,000,000	2,165,372
Genentech Inc., 5.25%, 7/15/35	740,000	863,409
HCA Inc., 3.75%, 3/15/19	300,000	302,250
UnitedHealth Group Inc., 2.875%, 3/15/23	1,000,000	962,631
Wyeth LLC, 6.5%, 2/1/34	1,100,000	1,386,384

		7,166,191
Industrials - 1.9%
Boeing Co./The, 8.625%, 11/15/31	350,000	516,217
Boeing Co./The, 6.875%, 10/15/43	620,000	839,572
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	1,365,000	1,675,560
Lockheed Martin Corp., 7.65%, 5/1/16	780,000	823,549
Norfolk Southern Corp., 5.59%, 5/17/25	957,000	1,101,753
Norfolk Southern Corp., 7.05%, 5/1/37	1,050,000	1,359,895

		6,316,546
Information Technology - 0.6%
Cisco Systems Inc., 5.5%, 2/22/16	960,000	989,549
First Data Corp. (B), 7.375%, 6/15/19	450,000	467,775
Thomson Reuters Corp. (D), 4.3%, 11/23/23	600,000	620,753

		2,078,077
Materials - 0.4%
Westvaco Corp., 8.2%, 1/15/30	1,025,000	1,382,396

Telecommunication Services - 1.4%
AT&T Inc., 4.75%, 5/15/46	500,000	454,987
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	1,780,000	2,446,031
Harris Corp., 5.054%, 4/27/45	500,000	476,358
Verizon Communications Inc., 5.15%, 9/15/23	1,260,000	1,379,500

		4,756,876
Utilities - 2.1%
Indianapolis Power & Light Co. (B) (C), 6.05%, 10/1/36	1,555,000	1,924,885
Interstate Power & Light Co., 6.25%, 7/15/39	1,365,000	1,731,619
Nevada Power Co., Series R, 6.75%, 7/1/37	1,600,000	2,103,526
Sierra Pacific Power Co., Series M, 6%, 5/15/16	474,000	495,685
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	835,000	886,280

		7,141,995

Total Corporate Notes and Bonds
(Cost $46,346,066)		48,586,881

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Diversified Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

LONG TERM MUNICIPAL BONDS - 1.5%

General - 1.5%
Dallas/FortWorth International Airport Revenue, Series G, 5%, 11/1/29	$600,000	$675,534
District of Columbia Water & Sewer Authority Revenue, Series A, (ASSURED GTY), 5%, 10/1/34	425,000	464,610
Jacksonville FL Sales Tax Revenue, Series A, 5%, 10/1/29	950,000	1,070,090
Metropolitan Water District of Southern California Revenue, Series D, 6.538%, 7/1/39	450,000	508,167
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	850,000	925,973
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	800,000	905,912
State of Iowa Revenue, 6.75%, 6/1/34	500,000	569,315

		5,119,601

Total Long Term Municipal Bonds (Cost $5,042,764)		5,119,601
MORTGAGE BACKED SECURITIES - 10.2%

Fannie Mae - 6.9%
5.5%, 4/1/16 Pool # 745444	25,558	25,829
6%, 5/1/16 Pool # 582558	11,861	12,007
5%, 12/1/17 Pool # 672243	127,911	133,899
4.5%, 9/1/20 Pool # 835465	215,520	226,056
6%, 5/1/21 Pool # 253847	65,617	74,390
3%, 11/1/26 Pool # AB3902	1,135,487	1,179,181
3%, 5/1/27 Pool # AL1715	874,344	907,980
3.5%, 8/1/29 Pool # MA2003	658,591	694,757
7%, 12/1/29 Pool # 762813	32,820	36,283
7%, 11/1/31 Pool # 607515	39,253	43,444
7%, 5/1/32 Pool # 644591	11,877	13,328
5.5%, 10/1/33 Pool # 254904	264,637	298,721
5.5%, 11/1/33 Pool # 555880	720,145	812,034
5%, 5/1/34 Pool # 780890	972,326	1,077,384
7%, 7/1/34 Pool # 792636	19,172	20,105
4%, 2/1/35 Pool # MA2177	1,218,503	1,305,189
5%, 9/1/35 Pool # 820347	402,083	452,436
5%, 9/1/35 Pool # 835699	393,299	442,337
5%, 12/1/35 Pool # 850561	154,128	170,127
5.5%, 9/1/36 Pool # 831820	737,106	842,865
6%, 9/1/36 Pool # 831741	603,327	683,995
5.5%, 10/1/36 Pool # 901723	364,715	409,094
5.5%, 12/1/36 Pool # 903059	518,126	590,587
4%, 1/1/41 Pool # AB2080	1,065,998	1,135,654
5.5%, 7/1/41 Pool # AL6588	1,398,562	1,577,021
4%, 9/1/41 Pool # AJ1406	961,980	1,019,528
4%, 10/1/41 Pool # AJ4046	958,803	1,021,693
3.5%, 6/1/42 Pool # AO4134	736,978	761,949
3.5%, 6/1/42 Pool # AO4136	983,599	1,016,752
3.5%, 8/1/42 Pool # AP2133	910,056	940,847
3%, 2/1/43 Pool # AB8486	1,288,840	1,290,568
3%, 2/1/43 Pool # AL3072	1,031,978	1,033,676
4.5%, 2/1/45 Pool # MA2193	970,548	1,052,602
3.5%, 4/1/45 Pool # MA2229	743,409	766,980
5.5%, 9/25/35 Series 2005-79, Class LT	798,195	901,271

		22,970,569
Freddie Mac - 3.3%
3%, 8/1/27 Pool # J19899	980,816	1,019,306
8%, 6/1/30 Pool # C01005	20,650	25,974
6.5%, 1/1/32 Pool # C62333	99,015	113,398
5%, 7/1/33 Pool # A11325	642,016	713,837
5%, 4/1/35 Pool # A32314	106,163	117,031
5%, 4/1/35 Pool # A32315	174,672	194,024
5%, 4/1/35 Pool # A32316	175,889	195,590
5%, 4/1/35 Pool # A32509	95,644	105,251
5%, 1/1/37 Pool # A56371	299,716	330,068
5%, 2/1/39 Pool # G05572	394,905	436,770
3.5%, 11/1/40 Pool # G06168	488,034	502,852
4.5%, 9/1/41 Pool # Q03516	965,087	1,045,530
4%, 10/1/41 Pool # Q04092	1,149,573	1,221,786
3%, 9/1/42 Pool # C04233	1,536,929	1,532,726
3%, 4/1/43 Pool #V80025	1,046,244	1,043,127
3%, 4/1/43 Pool #V80026	1,052,942	1,049,810
4%, 5/1/45 Pool # G08642	1,197,837	1,270,007

		10,917,087
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	49,660	59,252

Total Mortgage Backed Securities
(Cost $33,097,603)		33,946,908

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 16.8%

U.S. Treasury Bonds - 1.6%
6.625%, 2/15/27	2,270,000	3,234,042
3.000%, 5/15/42	1,000,000	979,766
2.500%, 2/15/45	1,250,000	1,100,100

		5,313,908
U.S. Treasury Notes - 15.2%
1.375%, 11/30/15	3,000,000	3,016,173
4.500%, 2/15/16	5,550,000	5,699,589
3.250%, 12/31/16	2,500,000	2,603,320
3.125%, 1/31/17	2,000,000	2,082,188
0.500%, 7/31/17	4,000,000	3,985,936
2.375%, 7/31/17	2,000,000	2,069,532
4.250%, 11/15/17	10,600,000	11,462,077

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Diversified Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - continued

U.S. Treasury Notes - continued
3.875%, 5/15/18	$1,000,000	$1,082,734
2.750%, 2/15/19	1,300,000	1,369,063
3.125%, 5/15/19	2,000,000	2,134,218
3.625%, 8/15/19	1,750,000	1,905,039
3.375%, 11/15/19	1,000,000	1,079,609
2.000%, 7/31/20	1,000,000	1,016,797
2.625%, 11/15/20	7,400,000	7,728,952
2.000%, 2/15/22	1,750,000	1,749,727
1.750%, 5/15/22	1,750,000	1,716,230

		50,701,184

Total U.S. Government and Agency
Obligations (Cost $54,405,786)		56,015,092
	Shares

SHORT-TERM INVESTMENTS - 1.5%
State Street Institutional U.S. Government
Money Market Fund	4,976,064	4,976,064

Total Short-Term Investments
(Cost $4,976,064)		4,976,064

TOTAL INVESTMENTS - 99.7% (Cost $280,351,606**)		332,995,317
NET OTHER ASSETS AND LIABILITIES - 0.3%		979,108

TOTAL NET ASSETS - 100.0%		$333,974,425

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $281,170,002.
(A)	Floating rate or variable rate note Rate shown is as of June 30, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars The aggregate of these securities is 1.2% of total net assets.
(E)	In default. Issuer is bankrupt.

ADR	American Depositary Receipt
ASSURED GTY	Assured Guaranty.
MTN	Medium Term Note
PLC	Public Limited Company
PSF-GTD	Permanent School Fund Guaranteed.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Large Cap Value Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 96.0%

Consumer Discretionary - 10.2%
Johnson Controls Inc.	195,000	$9,658,350
Liberty Global PLC *	194,000	9,822,220
Sony Corp., ADR *	292,000	8,289,880
Time Warner Inc.	184,000	16,083,440

		43,853,890
Consumer Staples - 7.9%
CVS Health Corp.	111,000	11,641,680
JM Smucker Co./The	74,000	8,022,340
Mondelez International Inc., Class A	154,000	6,335,560
Wal-Mart Stores Inc.	110,000	7,802,300

		33,801,880
Energy - 9.8%
Canadian Natural Resources Ltd.	234,000	6,355,440
Exxon Mobil Corp.	168,000	13,977,600
Marathon Petroleum Corp.	254,000	13,286,740
Occidental Petroleum Corp.	107,500	8,360,275

		41,980,055
Financials - 30.1%
Capital Markets - 2.9%
Bank of New York Mellon Corp/The	294,000	12,339,180

Commercial Banks - 10.5%
Citigroup Inc.	337,000	18,615,880
US Bancorp	244,000	10,589,600
Wells Fargo & Co.	284,000	15,972,160

		45,177,640
Consumer Finance - 1.7%
Ally Financial Inc. *	329,000	7,379,470

Diversified Financial Services - 1.6%
Berkshire Hathaway Inc., Class B *	49,000	6,669,390

Insurance - 11.6%
American International Group Inc.	306,002	18,917,044
Arch Capital Group Ltd. *	121,000	8,102,160
Markel Corp. *	19,000	15,212,920
Travelers Cos. Inc./The	76,500	7,394,490

		49,626,614
Real Estate Management & Development - 1.8%
Brookfield Asset Management Inc., Class A	227,000	7,929,110

		129,121,404
Health Care - 16.3%
Agilent Technologies Inc.	118,000	4,552,440
Express Scripts Holding Co. *	84,500	7,515,430
Medtronic PLC	140,000	10,374,000
Pfizer Inc.	522,000	17,502,660
Quest Diagnostics Inc.	120,000	8,702,400
Thermo Fisher Scientific Inc.	127,000	16,479,520
UnitedHealth Group Inc.	40,000	4,880,000

		70,006,450
Industrials - 11.9%
Boeing Co./The	123,000	17,062,560
Danaher Corp.	47,000	4,022,730
General Electric Co.	225,000	5,978,250
Masco Corp.	292,000	7,787,640
Rockwell Collins Inc.	98,000	9,050,300
United Technologies Corp.	63,000	6,988,590

		50,890,070
Information Technology - 5.5%
eBay Inc. *	174,000	10,481,760
Oracle Corp.	322,000	12,976,600

		23,458,360
Materials - 0.9%
Crown Holdings Inc. *	77,000	4,074,070

Telecommunication Service - 1.1%
Verizon Communications Inc.	101,000	4,707,610

Utilities - 2.3%
Duke Energy Corp.	137,500	9,710,250

Total Common Stocks
(Cost $333,759,212)		411,604,039

SHORT-TERM INVESTMENTS - 1.5%
State Street Institutional U.S. Government
Money Market Fund	6,388,985	6,388,985

Total Short-Term Investments
(Cost $6,388,985)		6,388,985

TOTAL INVESTMENTS - 97.5% (Cost $340,148,197**)		417,993,024

NET OTHER ASSETS AND LIABILITIES - 2.5%		10,633,727

TOTAL NET ASSETS - 100.0%		$428,626,751

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $340,268,421.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Large Cap Growth Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 97.3%

Consumer Discretionary - 20.6%
Amazon.com Inc.*	13,240	$5,747,352
CBS Corp., Class B	108,005	5,994,277
Discovery Communications Inc., Class C*	195,556	6,077,880
Home Depot Inc./The	54,095	6,011,577
Johnson Controls Inc.	77,660	3,846,500
Liberty Global PLC*	105,590	5,346,022
McDonald’s Corp.	75,320	7,160,672
Nordstrom Inc.	48,745	3,631,503
Omnicom Group Inc.	70,500	4,899,045
Ross Stores Inc.	64,920	3,155,761
Starbucks Corp.	81,800	4,385,707
TJX Cos. Inc./The	70,305	4,652,082
Walt Disney Co./The	32,840	3,748,358

		64,656,736
Consumer Staples - 7.1%
Costco Wholesale Corp.	37,709	5,092,977
CVS Health Corp.	42,877	4,496,940
Diageo PLC, ADR	37,466	4,347,555
JM Smucker Co./The	43,615	4,728,302
PepsiCo Inc.	37,825	3,530,585

		22,196,359
Energy - 5.1%
EOG Resources Inc.	64,200	5,620,710
Occidental Petroleum Corp.	56,855	4,421,613
Schlumberger Ltd.	67,565	5,823,428

		15,865,751
Financials - 2.6%
Brookfield Asset Management Inc., Class A	103,374	3,610,854
T. Rowe Price Group Inc.	60,000	4,663,800

		8,274,654
Health Care - 18.3%
Amgen Inc.	51,435	7,896,301
Baxter International Inc.	89,305	6,245,099
Biogen Inc.*	11,865	4,792,748
Celgene Corp.*	42,900	4,965,032
Express Scripts Holding Co*	68,415	6,084,830
Gilead Sciences Inc.	84,890	9,938,921
HCA Holdings Inc.*	54,445	4,939,250
Johnson & Johnson	55,050	5,365,173
UnitedHealth Group Inc.	30,000	3,660,000
Varian Medical Systems Inc.*	43,000	3,626,190

		57,513,544
Industrials - 14.5%
3M Co.	21,137	3,261,439
Boeing Co./The	68,500	9,502,320
Danaher Corp.	38,766	3,317,982
PACCAR Inc.	85,225	5,438,207
Rockwell Collins Inc.	69,190	6,389,696
United Parcel Service Inc., Class B	64,000	6,202,240
United Technologies Corp.	45,678	5,067,061
W.W. Grainger Inc.	25,930	6,136,335

		45,315,280
Information Technology - 27.2%
Communications Equipment - 1.6%
QUALCOMM Inc.	78,000	4,885,140

Computers & Peripherals - 5.0%
Apple Inc.	126,160	15,823,618

Electronic Equipment, Instruments &
Components - 1.4%
TE Connectivity Ltd.	66,265	4,260,840

Internet Software & Services - 5.9%
eBay Inc.*	105,222	6,338,573
Google Inc., Class C*	23,118	12,033,150

		18,371,723
IT Services - 4.1%
Accenture PLC, Class A	86,572	8,378,438
Visa Inc., Class A	68,884	4,625,561

		13,003,999
Semiconductors & Semiconductor
Equipment - 1.7%
Linear Technology Corp.	122,010	5,396,502

Software - 7.5%
Microsoft Corp.	264,700	11,686,505
Oracle Corp.	289,632	11,672,170

		23,358,675

		85,100,497
Telecommunication Service - 1.9%
Verizon Communications Inc.	127,495	5,942,542

Total Common Stocks
(Cost $204,750,353)		304,865,363

SHORT-TERM INVESTMENTS - 2.8%
State Street Institutional U.S. Government
Money Market Fund	8,695,609	8,695,609

Total Short-Term Investments
(Cost $8,695,609)		8,695,609

TOTAL INVESTMENTS - 100.1% (Cost $213,445,962**)		313,560,972

NET OTHER ASSETS AND LIABILITIES - (0.1%)		(405,040)

TOTAL NET ASSETS - 100.0%		$313,155,932

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $213,980,097.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Mid Cap Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 96.0%

Consumer Discretionary - 25.1%
Media - 12.0%
Discovery Communications Inc., Class C*	290,390	$9,025,321
Liberty Global PLC*	215,403	10,905,854
Liberty Ventures*	149,114	5,855,707
Omnicom Group Inc.	94,899	6,594,532

		32,381,414
Specialty Retail - 13.1%
Advance Auto Parts Inc.	41,562	6,620,411
CarMax Inc.*	81,742	5,412,138
Ross Stores Inc.	286,470	13,925,306
Sally Beauty Holdings Inc.	304,760	9,624,321

		35,582,176

		67,963,590
Consumer Staples - 1.0%
Brown-Forman Corp., Class B	26,575	2,662,283

Energy - 4.4%
Oceaneering International Inc.	78,570	3,660,576
World Fuel Services Corp.	173,635	8,325,798

		11,986,374
Financials - 25.5%
Commercial Banks - 4.6%
Glacier Bancorp Inc.	214,338	6,305,824
M&T Bank Corp.	49,512	6,185,534

		12,491,358
Insurance - 16.4%
Arch Capital Group Ltd.*	89,674	6,004,571
Brown & Brown Inc.	429,950	14,128,157
Markel Corp.*	20,622	16,511,623
WR Berkley Corp.	151,352	7,859,710

		44,504,061
Real Estate Management & Development - 4.5%
Brookfield Asset Management Inc., Class A	347,682	12,144,532

		69,139,951
Health Care - 8.9%
Catamaran Corp.*	114,590	6,999,157
DaVita HealthCare Partners Inc.*	98,912	7,860,537
Laboratory Corp. of America Holdings*	76,311	9,250,419

		24,110,113
Industrials - 19.9%
Colfax Corp.*	111,508	5,146,094
Copart Inc.*	297,016	10,538,128
Expeditors International of Washington Inc.	190,640	8,789,457
Fastenal Co.	132,040	5,569,447
Generac Holdings Inc.*	111,415	4,428,746
IHS Inc., Class A*	51,341	6,603,993
Jacobs Engineering Group Inc.*	179,104	7,275,205
Precision Castparts Corp.	27,074	5,411,280

		53,762,350
Information Technology - 7.7%
Amphenol Corp., Class A	107,496	6,231,543
CDW Corp.	228,616	7,836,957
Motorola Solutions Inc.	115,800	6,639,972

		20,708,472
Materials - 3.5%
Crown Holdings Inc.*	178,879	9,464,488

Total Common Stocks
(Cost $183,267,346)		259,797,621

SHORT-TERM INVESTMENTS - 6.1%
State Street Institutional U.S. Government
Money Market Fund	16,545,372	16,545,372

Total Short-Term Investments
(Cost $16,545,372)		16,545,372

TOTAL INVESTMENTS - 102.1% (Cost $199,812,718**)		276,342,993

NET OTHER ASSETS AND LIABILITIES - (2.1%)		(5,741,335)

TOTAL NET ASSETS - 100.0%		$270,601,658

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $200,024,765.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Small Cap Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 93.7%

Consumer Discretionary - 8.7%
Ascena Retail Group Inc.*	6,220	$103,594
Cato Corp./The, Class A	2,090	81,008
Fred’s Inc., Class A	5,400	104,166
Helen of Troy Ltd.*	1,750	170,608
Stage Stores Inc.	4,110	72,048

		531,424
Consumer Staples - 2.8%
Casey’s General Stores Inc.	780	74,677
Post Holdings Inc.*	1,760	94,917

		169,594
Energy - 6.8%
Dorian LPG Ltd.*	3,810	63,551
Era Group Inc.*	2,340	47,923
RSP Permian Inc.*	3,000	84,330
Scorpio Tankers Inc.	12,000	121,080
SEACOR Holdings Inc.*	970	68,812
Tesco Corp.	2,800	30,520

		416,216
Financials - 20.1%
AMERISAFE Inc.	1,010	47,531
DiamondRock Hospitality Co., REIT	4,269	54,686
Education Realty Trust Inc., REIT	1,833	57,483
First Busey Corp.	7,707	50,635
First Midwest Bancorp Inc.	6,030	114,389
First Niagara Financial Group Inc.	6,207	58,594
Flushing Financial Corp.	2,781	58,429
Great Western Bancorp Inc.	2,800	67,508
Hancock Holding Co.	2,000	63,820
International Bancshares Corp.	4,650	124,945
MB Financial Inc.	2,430	83,689
Northwest Bancshares Inc.	6,880	88,202
Primerica Inc.	1,900	86,811
Solar Capital Ltd.	2,910	52,380
Summit Hotel Properties Inc., REIT	4,410	57,374
Webster Financial Corp.	4,280	169,274

		1,235,750
Health Care - 12.0%
Allscripts Healthcare Solutions Inc.*	6,400	87,552
Amsurg Corp.*	1,190	83,241
Charles River Laboratories International Inc.*	1,500	105,510
Corvel Corp.*	960	30,739
Haemonetics Corp.*	1,750	72,380
ICON PLC*	630	42,399
ICU Medical Inc.*	870	83,224
MedAssets Inc.*	3,100	68,386
Phibro Animal Health Corp., Class A	1,900	73,986
STERIS Corp.	1,400	90,216

		737,633
Industrials - 25.8%

Aerospace & Defense - 1.9%
Cubic Corp.	2,400	114,192

Air Freight & Logistics - 0.9%
UTiWorldwide Inc.*	5,670	56,643

Commercial Services & Supplies - 9.9%
ACCO Brands Corp.*	9,840	76,457
Essendant Inc.	3,100	121,675
G&K Services Inc., Class A	2,100	145,194
Matthews International Corp., Class A	1,940	103,091
SP Plus Corp.*	3,990	104,179
Steelcase Inc., Class A	2,900	54,839

		605,435
Construction & Engineering - 0.8%
Primoris Services Corp.	2,580	51,084

Machinery - 8.3%
Albany International Corp., Class A	3,250	129,350
CIRCOR International Inc.	740	40,352
ESCO Technologies Inc.	2,090	78,187
Luxfer Holdings PLC, ADR	2,800	36,400
Mueller Industries Inc.	4,600	159,712
TriMas Corp.*	2,220	65,712

		509,713
Professional Services - 2.4%
FTI Consulting Inc.*	2,110	87,017
Mistras Group Inc.*	3,200	60,736

		147,753
Trading Companies & Distributors - 1.6%
GATX Corp.	1,870	99,391

		1,584,211
Information Technology - 9.6%
Belden Inc.	2,200	178,706
Coherent Inc.*	860	54,593
Diebold Inc.	2,770	96,950
Forrester Research Inc.	2,600	93,652
Micrel Inc.	5,100	70,890
ScanSource Inc.*	2,500	95,150

		589,941
See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Small Cap Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - continued

Materials - 5.4%
Deltic Timber Corp.	1,170	$79,139
Greif Inc., Class A	1,500	53,775
Innospec Inc.	1,390	62,605
Koppers Holdings Inc.	1,190	29,417
Sensient Technologies Corp.	1,600	109,344

		334,280
Utilities - 2.5%
Laclede Group Inc./The	1,200	62,472
New Jersey Resources Corp.	1,440	39,672
WGL Holdings Inc.	960	52,118

		154,262

Total Common Stocks
(Cost $3,285,392)		5,753,311

SHORT-TERM INVESTMENTS - 6.8%
State Street Institutional U.S. Government
Money Market Fund	417,947	417,947

Total Short-Term Investments
(Cost $417,947)		417,947

TOTAL INVESTMENTS - 100.5% (Cost $3,703,339**)		6,171,258

NET OTHER ASSETS AND LIABILITIES - (0.5%)		(28,623)

TOTAL NET ASSETS - 100.0%		$6,142,635

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $3,735,669.
ADR	American Depositary Receipt
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

International Stock Fund Portfolio of Investments (unaudited)
	Shares	Value (Note 2)
COMMON STOCKS - 95.8%

Australia - 1.6%
BHP Billiton Ltd.	43,290	$903,481

Brazil - 2.3%
Estacio Participacoes S.A.	122,987	712,028
Kroton Educacional S.A.	151,480	579,299
		1,291,327
Denmark - 4.1%
Carlsberg AS, Class B	13,994	1,270,395
ISS AS	31,585	1,042,150
		2,312,545
France - 14.4%
AXA S.A.	48,715	1,229,033
LVMH Moet Hennessy Louis Vuitton S.A.	7,215	1,264,058
Sanofi	14,819	1,457,809
Schneider Electric SE	20,690	1,428,492
Technip S.A.	17,920	1,109,184
Total S.A.	32,073	1,557,914
		8,046,490
Germany - 2.6%
SAP SE	21,045	1,468,722

Ireland - 2.0%
CRH PLC	40,859	1,146,607

Israel - 1.9%
Teva Pharmaceutical Industries Ltd., ADR	17,840	1,054,344

Japan - 10.0%
Makita Corp.	22,045	1,196,052
Mitsubishi UFJ Financial Group Inc.	227,520	1,635,593
Secom Co. Ltd.	21,443	1,392,039
Seven & I Holdings Co. Ltd.	31,660	1,360,719
		5,584,403
Netherlands - 4.7%
Akzo Nobel N.V.	15,950	1,160,621
ING Groep N.V.*	87,350	1,442,229
		2,602,850
Singapore - 2.0%
DBS Group Holdings Ltd.	71,570	1,099,442

South Korea - 2.2%
Samsung Electronics Co. Ltd.	1,082	1,229,975

Sweden - 1.6%
Telefonaktiebolaget LM Ericsson, Class B	85,234	883,201

Switzerland - 16.3%
ABB Ltd.*	51,730	1,083,345
Credit Suisse Group AG*	41,825	1,149,690
Nestle S.A.	17,710	1,278,598
Novartis AG	18,023	1,776,372
Roche Holding AG	4,385	1,228,804
Syngenta AG	3,531	1,435,136
TE Connectivity Ltd.	18,435	1,185,370
		9,137,315
United Kingdom - 30.1%
Babcock International Group PLC	78,987	1,340,370
Barclays PLC	321,510	1,315,974
Berendsen PLC	62,495	1,000,610
BG Group PLC	95,133	1,583,716
Compass Group PLC	74,570	1,233,780
Diageo PLC	70,735	2,046,131
GlaxoSmithKline PLC	49,540	1,029,430
HSBC Holdings PLC	114,987	1,030,019
Rolls-Royce Holdings PLC*	70,200	959,625
Royal Dutch Shell PLC, Class A	45,908	1,288,655
Standard Chartered PLC	74,475	1,192,422
Tesco PLC	451,466	1,507,757
WPP PLC	58,190	1,303,807
		16,832,296
Total Common Stocks
(Cost $53,787,547)		53,592,998

SHORT-TERM INVESTMENTS - 3.5%
United States - 3.5%
State Street Institutional U.S. Government Money Market Fund	1,967,984	1,967,984
Total Short-Term Investments
(Cost $1,967,984)		1,967,984
TOTAL INVESTMENTS - 99.3% (Cost $55,755,531**)		55,560,982

NET OTHER ASSETS AND LIABILITIES - 0.7%		364,069
TOTAL NET ASSETS - 100.0%		$55,925,051

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $55,897,597.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

OTHER INFORMATION:
Sector Concentration	% of Net Assets
Consumer Discretionary	9.1%
Consumer Staples	13.3%
Energy	9.9%
Financials	18.1%
Health Care	11.7%
Industrials	16.9%
Information Technology	8.5%
Materials	8.3%
Short-Term Investments & Net Other Assets & Liabilities	4.2%

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Statements of Assets and Liabilities as of June 30, 2015 (unaudited)

	Conservative	Moderate	Aggressive	Money
	Allocation	Allocation	Allocation	Market
	Fund	Fund	Fund	Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$82,613,322	$146,680,010	$51,964,393	$16,651,424
Affiliated issuers[1]	84,993,560	135,582,995	44,215,699	–
Net unrealized appreciation (depreciation)
Unaffiliated issuers	2,053,954	3,290,632	2,521,436	–
Affiliated issuers[1]	7,013,218	27,394,128	11,339,181	–
Total investments at value	176,674,054	312,947,765	110,040,709	16,651,424
Cash	–	–	–	–
Foreign currency (cost of $45,336)(Note 2)	–	–	–	–
Margin deposits for future collateral	–	–	–	–
Receivables:
Investments sold	–	1,200,000	–	–
Fund shares sold	11,875	120,188	45,566	221,836
Dividends and interest	241,152	372,035	151,017	28,981
Due from Adviser	14,795	26,377	9,341	5,516
Other assets	–	–	–	–
Variation margin receivable	–	–	–	–
Total assets	176,941,876	314,666,365	110,246,633	16,907,757
Liabilities:
Payables:
Investments purchased	–	–	–	–
Fund shares repurchased	258,946	396,556	114,923	14,020
Management fees	44,386	79,130	28,023	6,107
Audit and trustees fees	9,479	17,083	6,200	855
Distribution fees – Class II	7,442	6,904	370	310
Options written, at value (premiums received $16,785) (Note 6)	–	–	–	–
Total liabilities	320,253	499,673	149,516	21,292
Net assets applicable to outstanding capital stock	$176,621,623	$314,166,692	$110,097,117	$16,886,465
Net assets consist of:
Paid-in capital	$165,329,813	278,636,055	93,473,031	16,886,997
Accumulated undistributed net investment income (loss)	1,112,817	1,530,743	411,638	–
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	1,111,821	3,315,134	2,351,831	(532)
Net unrealized appreciation (depreciation) of investments (including appreciation (depreciation), futures, options and foreign currency related transactions)	9,067,172	30,684,760	13,860,617	–
Net Assets	$176,621,623	$314,166,692	$110,097,117	$16,886,465
Class I Shares:
Net Assets	$140,985,834	$281,205,666	$108,327,677	$14,814,335
Shares of beneficial interest outstanding	13,735,308	25,542,653	10,464,616	14,814,843
Net Asset Value and redemption price per share	$10.26	$11.01	$10.35	$1.00
Class II Shares:
Net Assets	$35,635,789	$32,961,026	$1,769,440	$2,072,130
Shares of beneficial interest outstanding	3,479,524	3,003,034	171,675	2,072,154
Net Asset Value and redemption price per share	$10.24	$10.98	$10.31	$1.00

[1] See Note 11 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Statements of Assets and Liabilities as of June 30, 2015 (unaudited)

Core	High	Diversified	Large Cap	Large Cap			International
Bond	Income	Income	Value	Growth	Mid Cap	Small Cap	Stock
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$232,259,819	$35,070,331	$280,351,606	$340,148,197	$213,445,962	$199,812,718	$3,703,339	$55,755,531
–	–	–	–	–	–	–	–

8,201,592	(357,919)	52,643,711	77,844,827	100,115,010	76,530,275	2,467,919	(194,549)
–	–	–	–	–	–	–	–
240,461,411	34,712,412	332,995,317	417,993,024	313,560,972	276,342,993	6,171,258	55,560,982
–	–	–	34,119	10,544	36,952	–	–
–	–	–	–	–	–	–	45,683
750,784	–	–	–	–	–	–	–

–	–	–	10,822,353	–	–	–	18,112
28,172	11	6,073	13,124	10,484	43,781	46	2,945
1,753,945	540,751	1,497,402	475,877	240,250	141,327	5,152	364,414
–	–	–	–	–	–	–	–
–	–	–	12,838	2,573	1,695	–	–
164	–	–	–	–	–	–	–
242,994,476	35,253,174	334,498,792	429,351,335	313,824,823	276,566,748	6,176,456	55,992,136

–	–	–	–	–	5,422,077	24,208	–
162,888	21,832	300,731	480,952	434,305	318,704	3,401	6,230
111,006	21,976	196,644	218,012	211,597	206,548	5,522	54,525
13,227	1,819	18,240	24,322	16,651	14,805	349	2,722
9,493	1,385	8,752	1,298	6,338	2,956	341	3,608
12,188	–	–	–	–	–	–	–
308,802	47,012	524,367	724,584	668,891	5,965,090	33,821	67,085
$242,685,674	$35,206,162	$333,974,425	$428,626,751	$313,155,932	$270,601,658	$6,142,635	$55,925,051

$234,770,412	$40,864,717	$264,473,182	$311,012,822	$199,129,236	$185,510,056	$3,301,936	$59,836,356
3,429,298	942,354	3,942,463	2,379,970	1,662,027	(438,884)	19,126	776,775

(3,720,385)	(6,242,990)	12,915,069	37,389,835	12,249,659	9,000,211	353,654	(4,487,999)

8,206,349	(357,919)	52,643,711	77,844,124	100,115,010	76,530,275	2,467,919	(200,081)
$242,685,674	$35,206,162	$333,974,425	$428,626,751	$313,155,932	$270,601,658	$6,142,635	$55,925,051

$196,596,788	$28,538,033	$292,173,556	$422,442,192	$283,168,568	$256,493,954	$4,497,106	$38,901,015
19,427,889	3,152,187	14,658,637	13,110,885	10,268,298	13,348,857	494,924	3,405,224
$10.12	$9.05	$19.93	$32.22	$27.58	$19.21	$9.09	$11.42

$46,088,886	$6,668,129	$41,800,869	$6,184,559	$29,987,364	$14,107,704	$1,645,529	$17,024,036
4,565,208	735,972	2,105,224	193,141	1,095,408	741,387	182,513	1,494,298
$10.10	$9.06	$19.86	$32.02	$27.38	$19.03	$9.02	$11.39

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Statements of Operations for the Period Ended June 30, 2015 (unaudited)

	Conservative	Moderate	Aggressive	Money
	Allocation	Allocation	Allocation	Market
	Fund	Fund	Fund	Fund
Investment Income:
Interest	$–	$–	$–	$7,737
Dividends
Unaffiliated issuers	687,200	1,292,887	432,348	–
Affiliated issuers[1]	673,263	638,030	110,425	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–
Total investment income	1,360,463	1,930,917	542,773	7,737
Expenses:
Management fees	279,766	496,789	178,737	38,159
Audit and trustee fees	14,962	26,886	9,752	1,348
Distribution fees – Class II	46,173	42,095	2,225	1,951
Other expenses	–	–	–	–
Total expenses before reimbursement/waiver	340,901	565,770	190,714	41,458
Less reimbursement/waiver[2]	(93,255)	(165,596)	(59,579)	(33,721)
Total expenses net of waiver	247,646	400,174	131,135	7,737
Net Investment Income (Loss)	1,112,817	1,530,743	411,638	–
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Futures	–	–	–	–
Unaffiliated issuers	1,846,332	5,688,835	2,408,678	–
Affiliated issuers[1]	302,249	74,506	1,053,241	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	–	–	–	–
Futures	–	–	–	–
Unaffiliated issuers	(1,156,201)	(3,406,592)	(1,210,311)	–
Affiliated issuers[1]	(672,956)	112,313	(736,093)	–
Net Realized and Unrealized Gain (Loss) on Investments	319,424	2,469,062	1,515,515	–
Net Increase (Decrease) in Net Assets from Operations	$1,432,241	$3,999,805	$1,927,153	$–

[1]	See Note 11 for information on affiliated issuers.
[2]

Waivers include management fees of $93,255, $165,596, $59,579, and $31,771 for Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund and Money Market Fund, respectively, and distribution fees of $1,950 for the Money Market Fund. See Note 3.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Statements of Operations for the Period Ended June 30, 2015 (unaudited)

Core	High	Diversified	Large Cap	Large Cap	Mid	Small
Bond	Income	Income	Value	Growth	Cap	Cap	International
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Stock Fund

$4,250,674	$1,089,877	$2,523,312	$–	$–	$–	$–	$–
–	–	2,753,953	3,785,870	3,020,670	918,314	58,591	1,221,967
–	–	–	–	–	–	–	–
–	–	(8,168)	20,159	20,854	(13,015)	(77)	(95,534)

4,250,674	1,089,877	5,269,097	3,806,029	3,041,524	905,299	58,514	1,126,433

705,239	136,108	1,243,438	1,379,946	1,313,947	1,302,615	36,810	324,239
20,820	2,875	28,726	38,090	26,261	23,330	549	4,322
58,158	8,397	54,470	8,023	39,289	18,238	2,029	21,097
105	143	–	–	–	–	–	–

784,322	147,523	1,326,634	1,426,059	1,379,497	1,344,183	39,388	349,658

–	–	–	–	–	–	–	–

784,322	147,523	1,326,634	1,426,059	1,379,497	1,344,183	39,388	349,658

3,466,352	942,354	3,942,463	2,379,970	1,662,027	(438,884)	19,126	776,775

(496)	–	–	–	–	–	–	–
1,446,560	217,698	13,764,783	37,650,288		16,641,928	789,852	904,494
–	–	–	–	–	–	–	–

4,597	–	–	–	–	–	–	–
160	–	–	–	–	–	–	–
(5,059,874)	29,818	(22,511,829)	(45,629,686)	(6,681,732)	(9,930,821)	(479,908)	1,873,012
–	–	–	–	–	–	–	–

(3,609,053)	247,516	(8,747,046)	(7,979,398)	6,218,035	6,711,107	309,944	2,777,506

$(142,701)	$1,189,870	(4,804,583)	(5,599,428)	$7,880,062	$6,272,223	329,070	$3,554,281

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund

	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14

Net Assets at beginning of period	$193,891,177	$221,495,834	$349,701,579	$405,919,208
Increase (decrease) in net assets from operations:
Net investment income	1,112,817	3,550,539	1,530,743	5,217,220
Net realized gain (loss)	2,148,581	16,895,296	5,763,341	50,712,544
Net change in unrealized appreciation (depreciation)	(1,829,157)	(8,344,608)	(3,294,279)	(31,170,548)

Net increase (decrease) in net assets from operations	1,432,241	12,101,227	3,999,805	24,759,216
Distributions to shareholders from:
Net investment income
Class I	(88,193)	(3,402,067)	(150,345)	(6,493,960)
Class II	–	(704,695)	–	(602,132)
Net realized gains
Class I	(277,933)	(12,050,186)	(601,351)	(28,132,573)
Class II	(70,321)	(2,935,699)	(70,857)	(3,058,767)

Total distributions	(436,447)	(19,092,647)	(822,553)	(38,287,432)

Capital Stock transactions:
Class I Shares
Shares sold	7,437,319	21,935,959	14,569,735	43,131,430
Issued to shareholders in reinvestment of distributions	366,126	15,452,253	751,696	34,626,533
Shares redeemed	(23,704,582)	(57,249,804)	(52,580,305)	(121,087,762)

Net decrease in net assets from capital stock transactions	(15,901,137)	(19,861,592)	(37,258,874)	(43,329,799)

Class II Shares
Shares sold	135,499	1,027,070	116,205	751,866
Issued to shareholders in reinvestment of distributions	70,321	3,640,394	70,857	3,660,899
Shares redeemed	(2,570,031)	(5,419,109)	(1,640,327)	(3,772,379)

Net increase (decrease) in net assets from capital stock transactions	(2,364,211)	(751,645)	(1,453,265)	640,386

Total decrease from capital stock transactions	(18,265,348)	(20,613,237)	(38,712,139)	(42,689,413)

Total decrease in net assets	(17,269,554)	(27,604,657)	(35,534,887)	(56,217,629)

Net Assets at end of period	$176,621,623	$193,891,177	$314,166,692	$349,701,579

Undistributed net investment income (loss) included in net assets	$1,112,817	$88,193	$1,530,743	$150,345
Capital Share transactions:
Class I Shares
Shares sold	715,707	1,991,413	1,306,117	3,655,606
Issued to shareholders in reinvestment of distributions	35,321	1,510,603	67,338	3,169,591
Shares redeemed	(2,283,758)	(5,189,392)	(4,739,897)	(10,232,628)

Net decrease from capital shares transactions	(1,532,730)	(1,687,376)	(3,366,442)	(3,407,431)

Class II Shares
Shares sold	13,121	92,980	10,494	63,763
Issued to shareholders in reinvestment of distributions	6,799	356,678	6,367	336,029
Shares redeemed	(248,260)	(494,536)	(148,088)	(319,334)

Net increase (decrease) from capital shares transactions	(228,340)	(44,878)	(131,227)	80,458

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Statements of Changes in Net Assets

Aggressive Allocation Fund		Money Market Fund		Core Bond Fund		High Income Fund

(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14

$126,646,667	$151,424,905	$17,432,668	$38,651,351	$272,138,449	$317,279,976	$37,140,371	$50,527,771

411,638	1,592,866	–	–	3,466,352	8,446,817	942,354	2,345,777
3,461,919	22,817,527	–	(133)	1,446,064	3,915,719	217,698	833,855
(1,946,404)	(14,436,108)	–	–	(5,055,117)	2,550,830	29,818	(2,033,868)

1,927,153	9,974,285	–	(133)	(142,701)	14,913,366	1,189,870	1,145,764

(50,748)	(2,419,294)	–	–	(166,790)	(7,223,545)	(42,707)	(1,961,711)
–	(30,110)	–	–	–	(1,408,780)	(2,166)	(410,777)

(432,121)	(20,252,698)	–	–	–	–	–	–
(7,097)	(294,984)	–	–	–	–	–	–

(489,966)	(22,997,086)	–	–	(166,790)	(8,632,325)	(44,873)	(2,372,488)

11,927,902	34,495,157	3,015,259	11,718,129	11,191,187	32,515,058	303,153	2,663,395
482,869	22,671,992	–	–	166,790	7,223,545	42,707	1,961,711
(30,341,447)	(69,025,557)	(3,905,469)	(32,935,293)	(39,536,448)	(90,494,379)	(3,200,973)	(16,870,817)

(17,930,676)	(11,858,408)	(890,210)	(21,217,164)	(28,178,471)	(50,755,776)	(2,855,113)	(12,245,711)

713	65,733	1,697,660	1,524,312	935,052	1,762,294	58,822	284,623
7,097	325,095	–	–	–	1,408,780	2,166	410,777
(63,871)	(287,857)	(1,353,653)	(1,525,698)	(1,899,865)	(3,837,866)	(285,081)	(610,365)

(56,061)	102,971	344,007	(1,386)	(964,813)	(666,792)	(224,093)	85,035

(17,986,737)	(11,755,437)	(546,203)	(21,218,550)	(29,143,284)	(51,422,568)	(3,079,206)	(12,160,676)

(16,549,550)	(24,778,238)	(546,203)	(21,218,683)	(29,452,775)	(45,141,527)	(1,934,209)	(13,387,400)

$110,097,117	$126,646,667	$16,886,465	$17,432,668	$242,685,674	$272,138,449	$35,206,162	$37,140,371

$411,638	$50,748	$–	$–	$3,429,298	$129,736	$942,354	$44,873

1,136,795	2,877,872	3,015,259	11,718,129	1,092,146	3,163,909	33,668	281,860
45,855	2,209,992	–	–	16,439	715,289	4,686	223,149
(2,899,710)	(5,734,433)	(3,905,469)	(32,935,293)	(3,865,968)	(8,807,181)	(354,610)	(1,768,454)

(1,717,060)	(646,569)	(890,210)	(21,217,164)	(2,757,383)	(4,927,983)	(316,256)	(1,263,445)

69	5,392	1,697,660	1,524,312	91,737	172,318	6,469	30,035
677	31,812	–	–	–	139,836	238	46,800
(6,213)	(24,575)	(1,353,653)	(1,525,698)	(186,347)	(373,410)	(31,494)	(64,559)

(5,467)	12,629	344,007	(1,386)	(94,610)	(61,256)	(24,787)	12,276

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Statements of Changes in Net Assets

	Diversified Income Fund		Large Cap Value Fund

	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14

Net Assets at beginning of period	$372,723,442	$422,408,289	$498,116,441	$583,605,748
Increase (decrease) in net assets from operations:
Net investment income	3,942,463	8,646,563	2,379,970	6,501,864
Net realized gain	13,764,783	31,668,287	37,650,288	106,412,792
Net change in unrealized appreciation (depreciation)	(22,511,829)	(13,058,230)	(45,629,686)	(48,579,320)

Net increase (decrease) in net assets from operations	(4,804,583)	27,256,620	(5,599,428)	64,335,336
Distributions to shareholders from:
Net investment income
Class I	(176,810)	(7,771,575)	(127,386)	(6,427,063)
Class II	–	(977,178)	–	(76,797)
Net realized gains
Class I	(942,355)	(21,182,216)	(6,113,543)	(70,378,312)
Class II	(134,725)	(2,897,459)	(89,746)	(959,408)

Total distributions	(1,253,890)	(32,828,428)	(6,330,675)	(77,841,580)

Capital Stock transactions:
Class I Shares
Shares sold	9,592,021	24,882,666	17,263,034	54,825,977
Issued to shareholders in reinvestment of distributions	1,119,165	28,953,791	6,240,930	76,805,375
Shares redeemed	(41,218,174)	(100,055,784)	(80,724,924)	(203,695,526)

Net decrease in net assets from capital stock transactions	(30,506,988)	(46,219,327)	(57,220,960)	(72,064,174)

Class II Shares
Shares sold	500,189	2,129,257	108,439	177,972
Issued to shareholders in reinvestment of distributions	134,725	3,874,637	89,746	1,036,205
Shares redeemed	(2,818,470)	(3,897,606)	(536,812)	(1,133,066)

Net increase (decrease) in net assets from capital stock transactions	(2,183,556)	2,106,288	(338,627)	81,111

Total decrease from capital stock transactions	(32,690,544)	(44,113,039)	(57,559,587)	(71,983,063)

Total increase (decrease) in net assets	(38,749,017)	(49,684,847)	(69,489,690)	(85,489,307)

Net Assets at end of period	$333,974,425	$372,723,442	$428,626,751	$498,116,441

Undistributed net investment income (loss) included in net assets	$3,942,463	$176,810	$2,379,970	$127,386
Capital Share transactions:
Class I Shares
Shares sold	469,827	1,170,812	522,133	1,508,591
Issued to shareholders in reinvestment of distributions	55,325	1,417,454	189,937	2,288,674
Shares redeemed	(2,025,298)	(4,677,693)	(2,446,262)	(5,543,023)

Net decrease from capital shares transactions	(1,500,146)	(2,089,427)	(1,734,192)	(1,745,758)

Class II Shares
Shares sold	24,679	100,182	3,310	4,991
Issued to shareholders in reinvestment of distributions	6,685	190,353	2,748	31,042
Shares redeemed	(139,132)	(182,662)	(16,377)	(31,024)

Net increase (decrease) from capital shares transactions	(107,768)	107,873	(10,319)	5,009

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Statements of Changes in Net Assets

Large Cap Growth Fund		Mid Cap Fund		Small Cap Fund		International Stock Fund

(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14	(unaudited) Six-Months Ended 6/30/15	Year Ended 12/31/14

$337,968,393	$393,941,558	$301,770,803	$397,464,658	$7,103,029	$7,895,899	$54,999,579	$94,941,935
1,662,027	2,224,763	(438,884)	296,920	19,126	47,744	776,775	1,506,513
12,899,767	52,839,506	16,641,928	70,533,678	789,852	928,464	904,494	25,267,786
(6,681,732)	(13,925,408)	(9,930,821)	(40,311,267)	(479,908)	(492,492)	1,873,012	(30,316,523)

7,880,062	41,138,861	6,272,223	30,519,331	329,070	483,716	3,554,281	(3,542,224)

(131,990)	(1,977,973)	(181,091)	(115,829)	–	(39,054)	(106,296)	(1,783,973)
–	(160,976)	–	–	–	(7,677)	(26,341)	(597,632)

(3,277,812)	(46,753,592)	(6,213,811)	(56,560,764)	(30,124)	(573,640)	(59,742)	(2,972,354)
(351,265)	(4,926,818)	(345,276)	(2,968,504)	(11,302)	(173,754)	(26,331)	(1,242,537)

(3,761,067)	(53,819,359)	(6,740,178)	(59,645,097)	(41,426)	(794,125)	(218,710)	(6,596,496)

13,830,158	37,378,446	12,306,332	44,056,449	900,627	537,991	975,572	5,044,804
3,409,802	48,731,565	6,394,902	56,676,593	30,125	612,694	166,038	4,756,327
(43,618,683)	(129,054,671)	(48,507,316)	(168,231,890)	(2,121,078)	(1,565,602)	(3,421,201)	(39,668,120)

(26,378,723)	(42,944,660)	(29,806,082)	(67,498,848)	(1,190,326)	(414,917)	(2,279,591)	(29,866,989)

69,592	350,238	112,770	300,526	86,897	56,821	389,809	429,564
351,265	5,087,794	345,276	2,968,504	11,301	181,431	52,672	1,840,169
(2,973,590)	(5,786,039)	(1,353,154)	(2,338,271)	(155,910)	(305,796)	(572,989)	(2,206,380)

(2,552,733)	(348,007)	(895,108)	930,759	(57,712)	(67,544)	(130,508)	63,353

(28,931,456)	(43,292,667)	(30,701,190)	(66,568,089)	(1,248,038)	(482,461)	(2,410,099)	(29,803,636)

(24,812,461)	(55,973,165)	(31,169,145)	(95,693,855)	(960,394)	(792,870)	925,472	(39,942,356)

$313,155,932	$337,968,393	$270,601,658	$301,770,803	$6,142,635	$7,103,029	$55,925,051	$54,999,579

$1,662,027	$131,990	$(438,884)	$181,091	$19,126	$–	$776,775	$132,637

493,770	1,257,904	622,874	2,017,029	104,650	59,458	85,117	385,617
120,967	1,759,977	326,724	2,897,743	3,273	70,450	14,157	420,782
(1,559,698)	(4,321,650)	(2,455,194)	(7,602,720)	(242,041)	(173,466)	(300,581)	(3,035,366)

(944,961)	(1,303,769)	(1,505,596)	(2,687,948)	(134,118)	(43,558)	(201,307)	(2,228,967)

2,490	11,860	5,728	13,777	9,770	6,355	33,956	34,647
12,552	185,002	17,812	153,296	1,237	20,991	4,503	165,066
(106,860)	(196,599)	(69,809)	(107,526)	(17,686)	(34,360)	(50,607)	(169,658)

(91,818)	263	(46,269)	59,547	(6,679)	(7,014)	(12,148)	30,055

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.22		$10.70	$10.45	$9.96	$10.01	$9.61
Income from Investment Operations:
Net investment income[1]	0.06		0.19	0.25	0.29	0.28	0.29
Net realized and unrealized gain on investments	0.01		0.46	0.55	0.60	0.03	0.52

Total from investment operations	0.07		0.65	0.80	0.89	0.31	0.81
Less Distributions From:
Net investment income	(0.01)		(0.25)	(0.27)	(0.40)	(0.35)	(0.41)
Capital gains	(0.02)		(0.88)	(0.28)	–	–	–
Return of capital	–		–	–	–	(0 01)	–

Total distributions	(0.03)		(1.13)	(0.55)	(0.40)	(0.36)	(0.41)
Net increase (decrease) in net asset value	0.04		(0.48)	0.25	0.49	(0.05)	0.40
Net Asset Value at end of period	$10.26		$10.22	$10.70	$10.45	$9.96	$10.01
Total Return (%)[2]	0.66	[3]	6.03	7.61	8.98	3.14	8.37
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$140,986		$156,054	$181,427	$195,526	$184,431	$195,657
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	[4]	0.31	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22	[4]	0.27 [5]	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	1.24	[4]	1.71	2.27	2.79	2.76	2.90
Portfolio turnover (%)[6]	21	[3]	73	70	44	36	36

CLASS II	(unaudited) Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.20		$10.68	$10.43	$9.95	$10.00	$9.61
Income from Investment Operations:
Net investment income[1]	0.05		0.18	0.22	0.26	0.27	0.35
Net realized and unrealized gain on investments	0.01		0.43	0.55	0.61	0.02	0.43

Total from investment operations	0.06		0.61	0.77	0.87	0.29	0.78
Less Distributions From:
Net investment income	–		(0.21)	(0.24)	(0.39)	(0.33)	(0.39)
Capital gains	(0.02)		(0.88)	(0.28)	–	–	–
Return of capital	–		–	–	–	(0.01)	–

Total distributions	(0.02)		(1.09)	(0.52)	(0.39)	(0.34)	(0.39)
Net increase (decrease) in net asset value	0.04		(0.48)	0.25	0.48	(0.05)	0.39
Net Asset Value at end of period	$10.24		$10.20	$10.68	$10.43	$9.95	$10.00
Total Return (%)[2]	0.54	[3]	5.77	7.34	8.71	2.89	8.10
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$35,636		$37,837	$40,069	$42,691	$43,203	$35,425
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	[4]	0.56	0.56	0.56	0.56	0.55
After waiver of expenses by Adviser (%)	0.47	[4]	0.51 [5]	0.56	0.56	0.56	0.55
Ratio of net investment income to average net assets (%)	1.00	[4]	1.65	2.04	2.49	2.67	3.47
Portfolio turnover (%)[6]	21	[3]	73	70	44	36	36

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount includes fees waived by the adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MODERATE ALLOCATION FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.92		$11.48	$10.11	$9.42	$9.49	$8.87
Income from Investment Operations:
Net investment income[1]	0.05		0.16	0.19	0.23	0.20	0.20
Net realized and unrealized gain (loss) on investments	0.07		0.62	1.39	0.77	(0.01)	0.71

Total from investment operations	0.12		0.78	1.58	1.00	0.19	0.91
Less Distributions From:
Net investment income	(0.01)		(0.25)	(0.21)	(0.31)	(0.26)	(0.29)
Capital gains	(0.02)		(1.09)	–	–	–	–

Total distributions	(0.03)		(1.34)	(0.21)	(0.31)	(0.26)	(0.29)
Net increase (decrease) in net asset value	0.09		(0.56)	1.37	0.69	(007)	0.62
Net Asset Value at end of period	$11.01		$10.92	$11.48	$10.11	$9.42	$9.49
Total Return (%)[2]	1.08	[3]	6.85	15.66	10.54	2.03	10.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$281,206		$315,568	$370,954	$358,486	$346,733	$352,545
Ratios of expenses to average net assets (%)
Ratio of net investment income to average net assets:	0.32	[4]	0.31	0.31	0.31	0.31	0.31
Before waiver of expenses by Adviser (%)	0.22	[4]	0.27 [5]	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.95	[4]	1.37	1.75	2.32	2.07	2.24
Portfolio turnover (%)[6]	22	[3]	73	66	49	25	34

CLASS II	(unaudited) Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.89		$11.45	$10.08	$9.41	$9.48	$8.87
Income from Investment Operations:
Net investment income[1]	0.04		0.18	0.16	0.20	0.18	0.25
Net realized and unrealized gain (loss) on investments	0.07		0.57	1.39	0.77	(0.01)	0.63

Total from investment operations	0.11		0.75	1.55	0.97	0.17	0.88
Less Distributions From:
Net investment income	–		(0.22)	(0.18)	(0.30)	(0.24)	(0.27)
Capital gains	(0.02)		(1.09)	–	–	–	–

Total distributions	(0.02)		(1.31)	(0.18)	(0.30)	(0.24)	(0.27)
Net increase (decrease) in net asset value	0.09		(0.56)	1.37	0.67	(0.07)	0.61
Net Asset Value at end of period	$10.98		$10.89	$11.45	$10.08	$9.41	$9.48
Total Return (%)[2]	0.96	[3]	6.58	15.37	10.26	1.78	9.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$32,961		$34,134	$34,965	$34,573	$35,873	$31,715
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	[4]	0.56	0.56	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47	[4]	0.51 [5]	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	0.71	[4]	1.49	1.49	2.01	1.86	2.76
Portfolio turnover (%)[6]	22	[3]	73	66	49	25	34

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount includes fees waived by the adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

AGGRESSIVE ALLOCATION FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.25		$11.66	$9.75	$8.96	$9.08	$8.30
Income from Investment Operations:
Net investment income[1]	0.04		0.14	0.12	0.17	0.12	0.11
Net realized and unrealized gain (loss) on investments	0.11		0.72	2.07	0.84	(0.08)	0.81

Total from investment operations	0.15		0.86	2.19	1.01	0.04	0.92
Less Distributions From:
Net investment income	(0.01)		(0.24)	(0.13)	(0.22)	(0.16)	(0.14)
Capital gains	(0.04)		(2.03)	(0.15)	–	–	–

Total distributions	(0.05)		(2.27)	(0.28)	(0.22)	(0.16)	(0.14)
Net increase (decrease) in net asset value	0.10		(1.41)	1.91	0.79	(0.12)	0.78
Net Asset Value at end of period	$10.35		$10.25	$11.66	$9.75	$8.96	$9.08
Total Return (%)[2]	1.41	[3]	7.46	22.35	11.34	0.48	11.15
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$108,328		$124,838	$149,514	$142,755	$132,575	$126,270
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	[4]	0.31	0.31	0.31	0.31	0.31
After waiver of expenses by Adviser (%)	0.22	[4]	0.27 [5]	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)	0.69	[4]	1.13	1.07	1.80	1.26	1.27
Portfolio turnover (%)[6]	24	[3]	70	70	69	32	33

CLASS II	(unaudited) Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.21		$11.62	$9.72	$8.95	$9.07	$8.30
Income from Investment Operations:
Net investment income[1]	0.02		0.17	0.09	0.15	0.10	0.17
Net realized and unrealized gain (loss) on investments	0.12		0.66	2.06	0.83	(0.08)	0.73

Total from investment operations	0.14		0.83	2.15	0.98	0.02	0.90
Less Distributions From:
Net investment income	–		(0.21)	(0.10)	(0.21)	(0.14)	(0.13)
Capital gains	(0.04)		(2.03)	(0.15)	–	–	–

Total distributions	(0.04)		(2.24)	(0.25)	(0.21)	(0.14)	(0.13)
Net increase (decrease) in net asset value	0.10		(1.41)	1.90	0.77	(0.12)	0.77
Net Asset Value at end of period	$10.31		$10.21	$11.62	$9.72	$8.95	$9.07
Total Return (%)[2]	1.28	[3]	7.19	22.05	11.06	0.23	10.87
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,769		$1,809	$1,911	$1,921	$1,786	$1,424
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	[4]	0.56	0.56	0.56	0.56	0.56
After waiver of expenses by Adviser (%)	0.47	[4]	0.51 [5]	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	0.47	[4]	1.45	0.81	1.55	1.05	1.99
Portfolio turnover (%)[6]	24	[3]	70	70	69	32	33

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount includes fees waived by the adviser (see Note 3).
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MONEY MARKET FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income[1]	–		–	–	–	–	–

Total from investment operations	–		–	–	–	–	–
Net increase in net asset value	–		–	–	–	–	–
Net Asset Value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(%)[2]	0.00	[3]	0.00	0.00	0.00	0.00	0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,814		$15,705	$36,922	$48,648	$61,682	$69,634
Ratios of expenses to average net assets:
Before waiver of expenses by adviser (%)	0.47	[4]	0.46	0.46	0.46	0.47	0.47
After waiver of expenses by adviser (%)[5]	0.09	[4]	0.09	0.12	0.11	0.08	0.14
Ratio of net investment income to average net assets (%)	0.00	[4]	0.00	0.00	0.00	0.00	0.00

CLASS II	(unaudited) Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income[1]	–		–	–	–	–	–

Total from investment operations	–		–	–	–	–	–
Net increase in net asset value	–		–	–	–	–	–
Net Asset Value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[2]	0.00	[3]	0.00	0.00	0.00	0.00	0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,072		$1,728	$1,730	$1,676	$979	$577
Ratios of expenses to average net assets:
Before waiver of expenses by adviser (%)	0.70	[4]	0.71	0.71	0.71	0.72	0.73
After waiver of expenses by adviser (%)[5]	0.09	[4]	0.09	0.12	0.12	0.07	0.16
Ratio of net investment income to average net assets (%)	0.00	[4]	0.00	0.00	0.00	0.00	0.00

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount includes fees waived by the adviser (see Note 3).

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

CORE BOND FUND

	(unaudited)	Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15	2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.14	$9.97	$10.55	$10.57	$10.29	$10.14
Income from Investment Operations:
Net investment income[1]	0.14	0.30	0.31	0.34	0.38	0.40
Net realized and unrealized gain (loss) on investments	(0.15)	0.20	(0.54)	0.00	0.31	0.20

Total from investment operations	(0.01)	0.50	(0.23)	0.34	0.69	0.60
Less Distributions From:
Net investment income	(0.01)	(0.33)	(0.35)	(0.36)	(0.41)	(0.45)

Net increase (decrease) in net asset value	(0.02)	0.17	(0.58)	(0.02)	0.28	0.15
Net Asset Value at end of period	$10.12	$10.14	$9.97	$10.55	$10.57	$10.29
Total Return (%)[2]	(0.13)[3]	5.09	(2.24)	3.21	6.73	5.92
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$196,597	$224,976	$270,289	$340,335	$375,325	$429,499
Ratios of expenses to average net assets (%)	0.57 [4]	0.56	0.56	0.56	0.57	0.56
Ratio of net investment income to average net assets (%)	2.75 [4]	2.88	3.02	3.13	3.62	3.76
Portfolio turnover (%)[5]	16 [3]	17	14	11	6	2

CLASS II	(unaudited) Six-Months Ended 6/30/15	2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.12	$9.95	$10.54	$10.56	$10.28	$10.14
Income from Investment Operations:
Net investment income[1]	0.13	0.27	0.29	0.31	0.36	0.37
Net realized and unrealized gain (loss) on investments	(0.15)	0.21	(0.56)	0.01	0.31	0.20

Total from investment operations	(0.02)	0.48	(0.27)	0.32	0.67	0.57
Less Distributions From:
Net investment income	–	(0.31)	(0.32)	(0.34)	(0.39)	(0.43)

Net increase (decrease) in net asset value	(0.02)	0.17	(0.59)	(0.02)	0.28	0.14
Net Asset Value at end of period	$10.10	$10.12	$9.95	$10.54	$10.56	$10.28
Total Return (%)[2]	(0.25)[3]	4.83	(2.49)	2.96	6.47	5.66
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$46,089	$47,162	$46,991	$49,456	$49,774	$35,750
Ratios of expenses to average net assets (%)	0.82 [4]	0.81	0.81	0.81	0.82	0.81
Ratio of net investment income to average net assets (%)	2.50 [4]	2.62	2.77	2.88	3.36	3.49
Portfolio turnover (%)[5]	16 [3]	17	14	11	6	2
[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

HIGH INCOME FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$8.78		$9.22	$9.37	$9.18	$9.42	$9.11
Income from Investment Operations:
Net investment income[1]	0.23		0.49	0.52	0.61	0.65	0.72
Net realized and unrealized gain (loss) on investments	0.06		(0.33)	(0.01)	0.42	(0.18)	0.35

Total from investment operations	0.29		0.16	0.51	1.03	0.47	1.07
Less Distributions From:
Net investment income	(0.02)		(0.60)	(0.66)	(0.84)	(0.71)	(0.76)

Net increase (decrease) in net asset value	0.27		(0.44)	(0.15)	0.19	(0.24)	0.31
Net Asset Value at end of period	$9.05		$8.78	$9.22	$9.37	$9.18	$9.42
Total Return (%)[2]	3.26	[3]	1.74	5.49	11.23	5.01	11.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$28,538		$30,455	$43,622	$60,362	$86,462	$95,552
Ratios of expenses to average net assets (%)	0.77	[4]	0.76	0.76	0.77	0.77	0.77
Ratio of net investment income to average net assets (%)	5.24	[4]	5.12	5.42	6.31	6.76	7.54
Portfolio turnover (%)[6]	20	[3]	53	32	55	54	53

CLASS II	(unaudited) Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$8.79		$9.23	$9.37	$9.19	$9.42	$9.11
Income from Investment Operations:
Net investment income[1]	0.22		0.46	0.50	0.58	0.63	0.70
Net realized and unrealized gain (loss) on investments	0.05		(0.33)	–	0.42	(0.18)	0.34

Total from investment operations	0.27		0.13	0.50	1.00	0.45	1.04
Less Distributions From:
Net investment income	0.00	[5]	(0.57)	(0.64)	(0.82)	(0.68)	(0.73)

Net increase (decrease) in net asset value	0.27		(0.44)	(0.14)	0.18	(0.23)	0.31
Net Asset Value at end of period	$9.06		$8.79	$9.23	$9.37	$9.19	$9.42
Total Return (%)[2]	3.13	[3]	1.48	5.23	10.95	4.75	11.45
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,668		$6,685	$6,906	$6,737	$6,213	$4,286
Ratios of expenses to average net assets (%)	1.02	[4]	1.01	1.01	1.02	1.02	1.01
Ratio of net investment income to average net assets (%)	4.99	[4]	4.88	5.17	6.02	6.52	7.20
Portfolio turnover (%)[6]	20	[3]	53	32	55	54	53

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0005 per share.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

DIVERSIFIED INCOME FUND

	(unaudited)	Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15	2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$20.30	$20.76	$18.29	$17.39	$16.62	$15.37
Income from Investment Operations:
Net investment income[1]	0.23	0.47	0.46	0.49	0.51	0.56
Net realized and unrealized gain (loss) on investments	(0.52)	1.02	2.48	0.92	0.79	1.29

Total from investment operations	(0.29)	1.49	2.94	1.41	1.30	1.85
Less Distributions From:
Net investment income	(0.02)	(0.52)	(0.47)	(0.51)	(0.53)	(0.60)
Capital gains	(0.06)	(1.43)	–	–	–	–

Total distributions	(0.08)	(1.95)	(0.47)	(0.51)	(0.53)	(0.60)
Net increase (decrease) in net asset value	(0.37)	(0.46)	2.47	0.90	0.77	1.25
Net Asset Value at end of period	$19.93	$20.30	$20.76	$18.29	$17.39	$16.62
Total Return (%)[2]	(1.42)[3]	7.12	16.07	8.16	7.84	12.04
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$292,173	$327,951	$378,807	$359,022	$372,852	$384,709
Ratios of expenses to average net assets (%)	0.72 [4]	0.71	0.71	0.71	0.72	0.72
Ratio of net investment income to average net assets (%)	2.25 [4]	2.20	2.31	2.69	2.94	3.50
Portfolio turnover (%)[5]	13 [3]	24	17	17	19	23

CLASS II	(unaudited) Six-Months Ended 6/30/15	2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$20.23	$20.71	$18.26	$17.37	$16.61	$15.37
Income from Investment Operations:
Net investment income[1]	0.20	0.41	0.41	0.44	0.46	0.52
Net realized and unrealized gain (loss) on investments	(0.51)	1.02	2.47	0.93	0.79	1.29

Total from investment operations	(0.31)	1.43	2.88	1.37	1.25	1.81
Less Distributions From:
Net investment income	–	(0.48)	(0.43)	(0.48)	(0.49)	(0.57)
Capital gains	(0.06)	(1.43)	–	–	–	–

Total distributions	(0.06)	(1.91)	(0.43)	(0.48)	(0.49)	(0.57)
Net increase in net asset value	(0.37)	(0.48)	2.45	0.89	0.76	1.24
Net Asset Value at end of period	$19.86	$20.23	$20.71	$18.26	$17.37	$16.61
Total Return (%)[2]	(1.55)[3]	6.85	15.78	7.89	7.57	11.77
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$41,801	$44,772	$43,601	$34,908	$30,360	$22,309
Ratios of expenses to average net assets (%)	0.97 [4]	0.96	0.96	0.96	0.97	0.97
Ratio of net investment income to average net assets (%)	2.00 [4]	1.95	2.05	2.43	2.69	3.20
Portfolio turnover (%)[5]	13 [3]	24	17	17	19	23

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP VALUE FUND

	(unaudited)	Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15	2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$33.10	$34.76	$27.12	$24.78	$23.56	$22.17
Income from Investment Operations:
Net investment income[1]	0.17	0.43	0.48	0.55	0.50	0.38
Net realized and unrealized gain (loss) on investments	(0.57)	3.97	7.67	2.37	1.24	1.46

Total from investment operations	(0.40)	4.40	8.15	2.92	1.74	1.84
Less Distributions From:
Net investment income	(0.01)	(0.51)	(0.51)	(0.58)	(0.52)	(0.45)
Capital gains	(0.47)	(5.55)	–	–	–	–

Total distributions	(0.48)	(6.06)	(0.51)	(0.58)	(0.52)	(0.45)
Net increase (decrease) in net asset value	(0.88)	(1.66)	7.64	2.34	1.22	1.39
Net Asset Value at end of period	$32.22	$33.10	$34.76	$27.12	$24.78	$23.56
Total Return (%)[2]	(1.24)[3]	12.41	30.07	11.82	7.38	8.29
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$422,442	$491,416	$576,731	$494,587	$485,978	$524,894
Ratios of expenses to average net assets (%)	0.62 [4]	0.61	0.61	0.61	0.62	0.62
Ratio of net investment income to average net assets (%)	1.04 [4]	1.18	1.53	2.05	2.03	1.72
Portfolio turnover (%)[5]	37 [3]	82	32	27	29	63

CLASS II	(unaudited) Six-Months Ended 6/30/15	2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$32.93	$34.64	$27.05	$24.73	$23.54	$22.17
Income from Investment Operations:
Net investment income[1]	0.13	0.34	0.40	0.48	0.43	0.34
Net realized and unrealized gain (loss) on investments	(0.57)	3.94	7.64	2.37	1.25	1.44

Total from investment operations	(0.44)	4.28	8.04	2.85	1.68	1.78
Less Distributions From:
Net investment income	–	(0.44)	(0.45)	(0.53)	(0.49)	(0.41)
Capital gains	(0.47)	(5.55)	–	–	–	–

Total distributions	(0.47)	(5.99)	(0.45)	(0.53)	(0.49)	(0.41)
Net increase (decrease) in net asset value	(0.91)	(1.71)	7.59	2.32	1.19	1.37
Net Asset Value at end of period	$32.02	$32.93	$34.64	$27.05	$24.73	$23.54
Total Return (%)[2]	(1.37)[3]	12.13	29.74	11.55	7.11	8.02
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,185	$6,700	$6,875	$5,882	$5,697	$5,354
Ratios of expenses to average net assets (%)	0.87 [4]	0.86	0.86	0.86	0.87	0.87
Ratio of net investment income to average net assets (%)	0.79 [4]	0.93	1.28	1.80	1.78	1.51
Portfolio turnover (%)[5]	37 [3]	82	32	27	29	63

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

LARGE CAP GROWTH FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$27.27		$28.76	$24.09	$21.84	$22.16	$19.87
Income from Investment Operations:
Net investment income[1]	0.14		0.19	0.17	0.18	0.05	0.10
Net realized and unrealized gain (loss) on investments	0.50		3.32	7.17	2.26	(0.31)	2.31

Total from investment operations	0.64		3.51	7.34	2.44	(0.26)	2.41
Less Distributions From:
Net investment income	(0.01)		(0.20)	(0.18)	(0.19)	(0.06)	(0.12)
Capital gains	(0.32)		(4.80)	(2.49)	–	–	–

Total distributions	(0.33)		(5.00)	(2.67)	(0.19)	(0.06)	(0.12)
Net increase (decrease) in net asset value	0.31		(1.49)	4.67	2.25	(0.32)	2.29
Net Asset Value at end of period	$27.58		$27.27	$28.76	$24.09	$21.84	$22.16
Total Return (%)[2]	2.32	[3]	12.13	30.51	11.20	(1.19)	12.13
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$283,169		$305,800	$359,959	$318,024	$331,032	$374,644
Ratios of expenses to average net assets (%)	0.82	[4]	0.81	0.81	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	1.04	[4]	0.63	0.62	0.76	0.24	0.51
Portfolio turnover (%)[7]	8	[3]	33	50	64	85	78

CLASS II	(unaudited) Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$27.10		$28.63	$24.02	$21.80	$22.14	$19.87
Income from Investment Operations:
Net investment income[1]	0.11		0.11	0.10	0.12	(0.00)[5]	0.06
Net realized and unrealized gain (loss) on investments	0.49		3.32	7.13	2.26	(0.32)	2.30

Total from investment operations	0.60		3.43	7.23	2.38	(0.32)	2.36
Less Distributions From:
Net investment income	–		(0.16)	(0.13)	(0.16)	(0.02)	(0.09)
Capital gains	(0.32)		(4.80)	(2.49)	–	–	–

Total distributions	(0.32)		(4.96)	(2.62)	(0.16)	(0.02)	(0.09)
Net increase (decrease) in net asset value	0.28		(1.53)	4.61	2.22	(0.34)	2.27
Net Asset Value at end of period	$27.38		$27.10	$28.63	$24.02	$21.80	$22.14
Total Return (%)[2]	2.20	[3]	11.85	30.18	10.93	(1.43)	11.85
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,987		$32,168	$33,983	$29,101	$27,589	$20,802
Ratios of expenses to average net assets (%)	1.07	[4]	1.06	1.06	1.07	1.07	1.07
Ratio of net investment income to average net assets (%)	0.79	[4]	0.38	0.37	0.51	0.00 [6]	0.29
Portfolio turnover (%)[7]	8	[3]	33	50	64	85	78

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0005 per share.
[6]	Amount represents less than 0.01%.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MID CAP FUND

	(unaudited)	Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15	2014	2013		2012	2011	2010

Net Asset Value at beginning of period	$19.30	$21.76	$17.09		$14.75	$14.14	$11.82
Income from Investment Operations:
Net investment income (loss)[1]	(0.03)	0.02	0.00	[5]	0.05	0.02	0.04
Net realized and unrealized gain on investments	0.43	2.13	5.00		2.34	0.62	2.33

Total from investment operations	0.40	2.15	5.00		2.39	0.64	2.37
Less Distributions From:
Net investment income	(0.01)	(0.01)	(0.00	)5	(0.05)	(0.03)	(0.05)
Capital gains	(0.48)	(4.60)	(0.33)		–	–	–

Total distributions	(0.49)	(4.61)	(0.33)		(0.05)	(0.03)	(0.05)
Net increase (decrease) in net asset value	(0.09)	(2.46)	4.67		2.34	0.61	2.32
Net Asset Value at end of period	$19.21	$19.30	$21.76		$17.09	$14.75	$14.14
Total Return (%)[2]	2.05 [3]	9.82	29.28		16.24	4.47	20.12
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$256,494	$286,704	$381,703		$356,534	$351,833	$385,219
Ratios of expenses to average net assets (%)	0.92 [4]	0.91	0.91		0.91	0.91	0.90
Ratio of net investment income to average net assets (%)	(0.29)[4]	0.10	(0.01)		0.30	0.16	0.42
Portfolio turnover (%)[6]	15 [3]	35	28		25	52	46

CLASS II	(unaudited) Six-Months Ended 6/30/15	2014	2013		2012	2011	2010[2]

Net Asset Value at beginning of period	$19.13	$21.65	$17.05		$14.72	$14.13	$11.82
Income from Investment Operations:
Net investment income (loss)[1]	(0.05)	(0.03)	(0.05)		0.01	(0.01)	0.04
Net realized and unrealized gain on investments	0.43	2.11	4.98		2.35	0.60	2.30

Total from investment operations	0.38	2.08	4.93		2.36	0.59	2.34
Less Distributions From:
Net investment income	–	–	–		(0.03)	–	(0.03)
Capital gains	(0.48)	(4.60)	(0.33)		–	–	–

Total distributions	(0.48)	(4.60)	(0.33)		(0.03)	–	(0.03)
Net increase (decrease) in net asset value	(0.10)	(2.52)	4.60		2.33	0.59	2.31
Net Asset Value at end of period	$19.03	$19.13	$21.65		$17.05	$14.72	$14.13
Total Return (%)[2]	1.92 [3]	9.55	28.95		15.95	4.22	19.82
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,108	$15,067	$15,762		$13,927	$13,270	$11,951
Ratios of expenses to average net assets (%)	1.17 [4]	1.17	1.16		1.16	1.17	1.16
Ratio of net investment income to average net assets (%)	(0.54)[4]	(0.15)	(0.26)		0.05	(0.07)	0.38
Portfolio turnover (%)[6]	15 [3]	35	28		25	52	46

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amounts represent less than $0.005 per share
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

SMALL CAP FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$8.69		$9.10	$12.32	$10.81	$10.75	$8.54
Income from Investment Operations:
Net investment income[1]	0.03		0.07	0.02	0.14	0.04	0.08
Net realized and unrealized gain on investments	0.43		0.60	4.03	1.52	0.06	2.20

Total from investment operations	0.46		0.67	4.05	1.66	0.10	2.28
Less Distributions From:
Net investment income	–		(0.07)	(0.05)	(0.15)	(0.04)	(0.07)
Capital gains	(0.06)		(1.01)	(7.22)	–	–	–

Total distributions	(0.06)		(1.08)	(7.27)	(0.15)	(0.04)	(0.07)
Net increase (decrease) in net asset value	0.40		(0.41)	(3.22)	1.51	0.06	2.21
Net Asset Value at end of period	$9.09		$8.69	$9.10	$12.32	$10.81	$10.75
Total Return (%)[2]	5.22	[3]	7.52	32.77	15.39	0.91	26.80
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,497		$5,469	$6,121	$11,936	$11,261	$11,710
Ratios of expenses to average net assets (%)	1.12	[4]	1.11	1.11	1.11	1.11	1.11
Ratio of net investment income to average net assets (%)	0.63	[4]	0.72	0.17	1.24	0.41	0.85
Portfolio turnover (%)[5]	6	[3]	16	19	15	22	33

CLASS II	(unaudited) Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$8.64		$9.05	$12.29	$10.79	$10.74	$8.54
Income from Investment Operations:
Net investment income[1]	0.02		0.04	–	0.11	0.02	0.06
Net realized and unrealized gain on investments	0.42		0.61	3.99	1.52	0.06	2.20

Total from investment operations	0.44		0.65	3.99	1.63	0.08	2.26
Less Distributions From:
Net investment income	–		(0.05)	(0.01)	(0.13)	(0.03)	(0.06)
Capital gains	(0.06)		(1.01)	(7.22)	–	–	–

Total distributions	(0.06)		(1.06)	(7.23)	(0.13)	(0.03)	(0.06)
Net increase (decrease) in net asset value	0.38		(0.41)	(3.24)	1.50	0.05	2.20
Net Asset Value at end of period	$9.02		$8.64	$9.05	$12.29	$10.79	$10.74
Total Return (%)[2]	5.09	[3]	7.25	32.44	15.10	0.66	26.48
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,646		$1,634	$1,775	$1,486	$1,401	$1,387
Ratios of expenses to average net assets	1.37	[4]	1.36	1.37	1.36	1.36	1.36
Ratio of net investment income to average net assets (%)	0.38	[4]	0.48	(0.02)	0.99	0.16	0.67
Portfolio turnover (%)[5]	6	[3]	16	19	15	22	33

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

INTERNATIONAL STOCK FUND

	(unaudited)		Year Ended December 31,

CLASS I	Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.77		$12.99	$10.78	$9.03	$9.99	$9.53
Income from Investment Operations:
Net investment income[1]	0.16		0.27	0.16	0.17	0.19	0.14
Net realized and unrealized gain (loss) on investments	0.54		(1.10)	2.07	1.75	(0.96)	0.53

Total from investment operations	0.70		0.83	2.23	1.92	0.77	0.67
Less Distributions From:
Net investment income	(0.03)		(0.47)	(0.02)	(0.17)	(0.19)	(0.21)
Capital gains	(0.02)		(0.92)	–	–	–	–

Total distributions	(0.05)		(1.39)	(0.02)	(0.17)	(0.19)	(0.21)
Net increase (decrease) in net asset value	0.65		(2.22)	2.21	1.75	(0.96)	0.46
Net Asset Value at end of period	$11.42		$10.77	$12.99	$10.78	$9.03	$9.99
Total Return (%)[2]	6.56	[3]	(6.76)	20.76	21.31	(7.70)	7.09
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$38,901		$38,826	$75,808	$76,919	$72,756	$92,063
Ratios of expenses to average net assets (%)	1.17	[4]	1.17	1.21	1.21	1.22	1.22
Ratio of net investment income to average net assets (%)	2.83	[4]	2.09	1.37	1.74	1.90	1.48
Portfolio turnover (%)[6]	11	[3]	103	39	42	38	79

CLASS II	(unaudited) Six-Months Ended 6/30/15		2014	2013	2012	2011	2010

Net Asset Value at beginning of period	$10.74		$12.96	$10.76	$9.02	$9.99	$9.53
Income from Investment Operations:
Net investment income[1]	0.15		0.22	0.13	0.14	0.16	0.09
Net realized and unrealized gain (loss) on investments	0.54		(1.08)	2.07	1.76	(0.96)	0.56

Total from investment operations	0.69		(0.86)	2.20	1.90	(0.80)	0.65
Less Distributions From:
Net investment income	(0.02)		(0.44)	(0.00)[5]	(0.16)	(0.17)	(0.19)
Capital gains	(0.02)		(0.92)	–	–	–	–

Total distributions	(0.04)		(1.36)	(000)[5]	(0.16)	(0.17)	(0.19)
Net increase (decrease) in net asset value	0.65		(2.22)	2.20	1.74	(0.97)	0.46
Net Asset Value at end of period	$11.39		$10.74	$12.96	$10.76	$9.02	$9.99
Total Return (%)[2]	6.43	[3]	(6.99)	20.45	21.01	(7.91)	6.83
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,024		$16,174	$19,134	$18,263	$15,407	$13,241
Ratios of expenses to average net assets (%)	1.42	[4]	1.42	1.46	1.46	1.47	1.47
Ratio of net investment income to average net assets (%)	2.59	[4]	1.72	1.10	1.45	1.58	1.00
Portfolio turnover (%)[6]	11	[3]	103	39	42	38	79

[1]	Based on average shares outstanding during the year.
[2]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $ 0.005 per share.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

Ultra Series Fund | June 30, 2015

Notes to Financial Statements (unaudited)

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 16 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds reported within this book at the end of the period were the Money Market Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, Small Cap Fund and International Stock Fund (collectively, the “Core Funds”), and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All Funds offer Class I and II shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income, Small Cap and International Stock Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”) usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAV’s of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis, which approximates market value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

51

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

In addition to independent fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of June 30, 2015, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency- denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, except the Money Market Fund, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments”. Only the International Stock Fund had net realized gains from foreign currency transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

52

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

Forward Foreign Currency Exchange Contracts: Each Fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of June 30, 2015, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market Fund, which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At June 30, 2015, investments in securities of the Core Bond, High Income and Diversified Income Funds include issues that are illiquid. As of that date, the aggregate values of illiquid securities held by the Core Bond, High Income and Diversified Income Funds were $3,907,392, $374,000 and $4,594,409, respectively, which represent 1.6%, 1.1% and 1.4% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at June 30, 2015, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost	Security	Acquisition Date	Acquisition Cost

Core Bond Fund			Diversified Income Fund
AARP, Inc	5/16/02	$2,089,025	AARP, Inc.	5/16/02	$2,089,025
Indianapolis Power & Light Co.	10/2/06	994,456	Indianapolis Power & Light Co.	10/2/06	1,546,380

		$3,083,481			$3,635,405

High Income Fund
First Quality Finance Co Inc	8/7/14	$378,660

		$378,660

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis.“ When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when- issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of June 30, 2015, none of the Funds had entered into such transactions.

53

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended June 30, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of June 30, 2015, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

54

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

The following is a summary of the inputs used as of June 30, 2015, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	6/30/15

Conservative Allocation	$176,674,054	$–	$–	$176,674,054
Moderate Allocation	312,947,765	–	–	312,947,765
Aggressive Allocation	110,040,709	–	–	110,040,709
Money Market[2]	759,556	15,891,868	–	16,651,424
Core Bond
Assets:
Asset Backed Securities	–	4,724,876	–	4,724,876
Commercial Mortgage-Backed Securities	–	3,160,667	–	3,160,667
Corporate Notes and Bonds	–	74,747,604	–	74,747,604
Long Term Municipal Bonds	–	5,642,605	–	5,642,605
Mortgage Backed Securities	–	56,902,465	–	56,902,465
U.S. Government and Agency Obligations	–	94,288,296	–	94,288,296
Short-Term Investments	983,382	–	–	983,382
Put Options Purchased	11,516	–	–	11,516

	994,898	239,466,513	–	240,461,411
Other Financial Instruments
Futures	160	–	–	160
Liabilities:
Other Financial Instruments
Written Options	12,188	–	–	12,188

High Income
Corporate Notes and Bonds	–	33,778,181	–	33,778,181
Short-Term Investments	934,231	–	–	934,231

	934,231	33,778,181	–	34,712,412

Diversified Income
Common Stocks	177,807,410	–	–	177,807,410
Asset Backed Securities	–	5,012,435	–	5,012,435
Commercial Mortgage-Backed Securities	–	1,530,926	–	1,530,926
Corporate Notes and Bonds	–	48,586,881	–	48,586,881
Long Term Municipal Bonds	–	5,119,601	–	5,119,601
Mortgage Backed Securities	–	33,946,908	–	33,946,908
U.S. Government and Agency Obligations	–	56,015,092	–	56,015,092
Short-Term Investments	4,976,064	–	–	4,976,064

	182,783,474	150,211,843	–	332,995,317

Large Cap Value
Common Stocks	411,604,039	–	–	411,604,039
Short-Term Investments	6,388,985	–	–	6,388,985

	417,993,024	–	–	417,993,024

Large Cap Growth
Common Stocks	304,865,363	–	–	304,865,363
Short-Term Investments	8,695,609	–	–	8,695,609

	313,560,972	–	–	313,560,972

55

Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund[1]	(Level 1)	(Level 2)	(Level 3)	6/30/15

Mid Cap
Common Stocks	$259,797,621	$ –	$ –	$259,797,621
Short-Term Investments	16,545,372	–	–	16,545,372

	276,342,993	–	–	276,342,993
Small Cap
Common Stocks	5,753,311	–	–	5,753,311
Short-Term Investments	417,947	–	–	417,947

	6,171,258	–	–	6,171,258
International Stock
Common Stocks
Australia	–	903,481	–	903,481
Brazil	–	1,291,327	–	1,291,327
Denmark	–	2,312,545	–	2,312,545
France	–	8,046,490	–	8,046,490
Germany	–	1,468,722	–	1,468,722
Ireland	–	1,146,607	–	1,146,607
Israel	1,054,344	–	–	1,054,344
Japan	–	5,584,403	–	5,584,403
Netherlands	–	2,602,850	–	2,602,850
Singapore	–	1,099,442	–	1,099,442
South Korea	–	1,229,975	–	1,229,975
Sweden	–	883,201	–	883,201
Switzerland	1,185,370	7,951,945	–	9,137,315
United Kingdom	–	16,832,296	–	16,832,296
Short–Term Investments	1,967,984	–	–	1,967,984

	4,207,698	51,353,284	–	55,560,982

[1] See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Allocation Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.
[2] At June 30, 2015, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

New Accounting Pronouncements. In June 2014, the FASB issued ASU 2014-11, which expands secured borrowing accounting for certain repurchase agreements. This ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. This ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. Management has determined that the updated standards have no material impact on the Funds’ financial statements as the Funds do not hold repurchase agreements.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Core Bond Fund by location as presented on the Statement of Assets and Liabilities as of June 30, 2015:

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments

		Asset Derivatives		Liability Derivatives

	Derivatives accounted for	Statement of Assets		Statement of Assets
Fund Name	as hedging instruments	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value

Core Bond Fund	Equity contracts	Variation margin receivable	$ 160
		Options purchased	11,516	Options written	$12,188

The following table presents the effect of derivative instruments on the Statement of Operations for the Period ended June 30, 2015:

	Derivatives accounted for as		Change in Unrealized
Fund Name	hedging instruments	Realized Loss on Derivatives:	Appreciation on Derivatives

Core Bond Fund	Interest rate contracts, Futures	$(496)	$ 160
	Equity contracts, Options written		4,597

Management has determined there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

3. MANAGEMENT, DISTRIBUTION AGREEMENTS AND OTHER EXPENSES

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each Fund as follows as of June 30, 2015:

Fund	Management Fee

Conservative Allocation	0.30%
Moderate Allocation	0.30%
Aggressive Allocation	0.30%
Money Market	0.45%
Core Bond	0.55%
High Income	0.75%
Diversified Income	0.70%
Large Cap Value	0.60%
Large Cap Growth	0.80%
Mid Cap	0.90%
Small Cap	1.10%
International Stock	1.15%

The Management Agreement requires the Investment Advisor to provide or arrange to provide overall management of the Funds, including but not limited to, investment advisory services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. Neither Management Agreement includes Trustee compensation or the fees paid to the Trust’s independent Registered Public Accountant.

The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, NorthRoad Capital Management LLC, an affiliate of Madison, for the International Stock Fund. The Investment Adviser manages the Money Market Fund, Core Bond Fund, Diversified Income Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund and the Target Allocation Funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of management fees on the Money Market Class I Shares and Class II Shares. The amount of the daily waiver was equal to the amount required to maintain a minimum daily distribution rate of zero. Effective July 1, 2014, the Investment Adviser contractually agreed to waive a portion (0.10%) of its management fee on the Target Allocation Funds until at least April 30, 2016. For the period ended June 30, 2015, the waivers were as follows:

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

Waived Fees or Expenses*

Fund	Class I	Class II	Total Waivers

Money Market	$28,962	$2,809	$31,771
Conservative Allocation	74,782	18,473	93,255
Moderate Allocation	148,746	16,850	165,596
Aggressive Allocation	58,688	891	59,579

*The Investment Adviser does not have the right to recoup these waived fees.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the Funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each Fund’s daily net assets:

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In this regard, the distributor waived a portion of 12b-1 fees on the Money Market Class II shares for the purpose of maintaining a one-day yield of zero. For the period ended June 30, 2015, the waivers totaled $1,950 and are reflected as fees waived in the Statements of Operations. MFD does not have the right to recoup these waived fees.

Other Expenses: Except as provided below, in addition to the management fee, the Trust is responsible for fees of the independent trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts, if any, expenses for independent audits, any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board may change trustee fees paid at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Money Market Fund declares dividends from net investment income and net realized gains from investment transactions, if any, daily, and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the Fund. The remaining Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the period ended June 30, 2015, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities

Fund	Purchases	Sales	Purchases	Sales

Conservative Allocation	$–	$–	$38,499,932	$54,216,759
Moderate Allocation	–	–	71,406,017	106,474,117
Aggressive Allocation	–	–	27,858,976	44,574,913
Core Bond	17,221,721	25,679,227	22,436,301	28,641,567
High Income	–	–	7,155,589	8,988,368
Diversified Income	17,423,977	12,577,810	29,201,227	59,001,176
Large Cap Value	–	–	164,989,978	236,033,376

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

	U.S. Government Securities		Other Investment Securities

Fund	Purchases	Sales	Purchases	Sales

Large Cap Growth	–	–	24,077,655	54,604,245
Mid Cap	–	–	40,271,912	65,023,728
Small Cap	–	–	387,754	1,683,743
International Stock	–	–	6,185,324	7,841,209

6. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Effective May 1, 2015, the Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or other assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

Transactions in written option contracts for Core Bond Fund during the period ended June 30, 2015, were as follows:

	Number of Contracts	Premiums Received

Options outstanding, beginning of period	–	$ –
Options written during the period	30	16,785
Options closed during the period	–	–
Options exercised during the period	–	–
Options expired during the period	–	–

Options outstanding, end of period	30	$16,785

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

7. FOREIGN SECURITIES

Each Fund may invest in foreign securities; however, the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar- denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

8. SECURITIES LENDING

Each Fund, except the Target Allocation, Money Market and Small Cap Fund, entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to collateral.

The Funds did not engage in any securities lending activity during the period ended June 30, 2015.

9. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of June 30, 2015. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2011 through 2014.

For federal income tax purposes, the Funds listed below have capital loss carryovers as of December 31, 2014, which are available to offset future capital gains, if any, realized through the fiscal year listed:

							No Expiration-
Fund	2015	2016	2017	2018	2019	2020	Short Term

Conservative Allocation	$–	$–	$–	$–	$–	$–	$–
Moderate Allocation	–	–	–	–	–	–	–
Aggressive Allocation	–	–	–	–	–	–	–
Money Market	–	–	–	–	–	–	532
Core Bond	–	–	4,820,140	346,309	–	–	–
High Income	–	1,492,801	4,641,635	–	–	–	–
Diversified Income	–	–	–	–	–	–	–
Large Cap Value	–	–	–	–	–	–	–
Large Cap Growth	–	–	–	–	–	–	–

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

							No Expiration-
Fund	2015	2016	2017	2018	2019	2020	Short Term

Mid Cap	$–	$7,377,884	$–	$–	$–	$–	$–
Small Cap	–	405,030	–	–	–	–	–
International Stock	–	2,625,039	1,312,565	1,312,565	–	–	–

The capital loss carryovers for Mid Cap Fund, Small Cap Fund and International Stock Fund are subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.

At June 30, 2015, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net

Conservative Allocation	$8,782,177	$754,891	$8,027,286
Moderate Allocation	28,928,731	817,258	28,111,473
Aggressive Allocation	13,045,152	419,936	12,625,216
Core Bond	12,925,907	4,724,315	8,201,592
High Income	530,294	888,213	(357,919)
Diversified Income	55,729,868	3,904,553	51,825,315
Large Cap Value	83,659,620	5,935,017	77,724,603
Large Cap Growth	101,261,136	1,680,261	99,580,875
Mid Cap	79,980,221	3,661,993	76,318,228
Small Cap	2,484,130	48,541	2,435,589
International Stock	4,227,387	4,564,002	(336,615)

The differences between the book unrealized amounts reflected in the Statement of Assets and Liabilities and tax unrealized amounts (shown above) are due to the tax deferral of losses on wash sales.

10. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Funds may be subject to interest rate policy risk, which are the risks associated with the Federal Reserve System’s program to stabilize the economy (the “quantitative easing program”) in the wake of the financial crisis that began in 2007. As a result of the quantitative easing program, the United States is experiencing historically low interest rate levels. A low interest rate environment can pose risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Effective May 1, 2015, the Core Bond may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, while the Fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the Fund’s share price from falling below $1.00.

Effective May 1, 2015, the Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks: such as unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions .. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Target Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

The Fund is also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.

Additionally, the Target Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks. ” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that

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Ultra Series Fund | Notes to Financial Statements (unaudited) - continued | June 30, 2015

the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at June 30, 2015, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in Underlying Funds, of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). Madison Funds’ historical financial information is available to you at no cost on the Securities and Exchange Commission’ s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the period ended June 30, 2015 follows:

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/14	Additions	Sales	6/30/15	6/30/15	Gain (Loss)	Received[1]

Conservative Allocation Fund
Madison Core Bond Fund Class Y	3,944,998	22,037	–	3,967,035	$39,868,705	$–	$458,094
Madison Corporate Bond Fund Class Y	1,330,425	–	(4,274)	1,326,151	15,012,032	1,282	188,519
Madison High Quality Bond Fund Class Y	728,729	–	(271,005)	457,724	5,034,960	88,064	26,650
Madison Investors Fund Class Y	190,908	–	(73,131)	117,777	2,453,304	21,946	–
Madison Large Cap Growth Fund Class Y	603,376	–	(99,111)	504,265	11,487,166	258,662	–
Madison Large Cap Value Fund Class Y	919,053	29,395	(55,692)	892,756	14,935,801	(61,008)	–
Madison NorthRoad International Fund Class Y	267,475	23,830	(4,524)	286,781	3,214,810	(6,697)	–

Totals					$92,006,778	$302,249	$673,263

Moderate Allocation Fund
Madison Core Bond Fund Class Y	4,792,922	85,449	–	4,878,371	$49,027,633	$–	$562,330
Madison Corporate Bond Fund Class Y	481,207	–	–	481,207	5,447,262	–	68,300
Madison High Quality Bond Fund Class Y	467,911	–	(467,911)	–	–	154,472	7,400
Madison Investors Fund Class Y	1,085,156	–	(347,535)	737,621	15,364,648	142,744	–
Madison Large Cap Growth Fund Class Y	1,791,048	33,393	(65,712)	1,758,729	40,063,838	77,291	–
Madison Large Cap Value Fund Class Y	2,619,958	–	(131,812)	2,488,146	41,626,687	(149,101)	–
Madison Mid Cap Fund Class Y	334,178	–	(334,178)	–	–	(156,239)	–
Madison NorthRoad International Fund Class Y	967,179	58,492	(4,524)	1,021,147	11,447,055	5,339	–

Totals					$162,977,123	$74,506	$638,030

[1]Distributions received include distributions from net investment income and from capital gains, if any, from the underlying funds.

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Ultra Series Fund | Notes to Financial Statement (unaudited) - concluded | June 30, 2015

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/14	Additions	Sales	6/30/15	6/30/15	Gain (Loss)	Received[1]

Aggressive Allocation Fund
Madison Core Bond Fund Class Y	908,817	127,281	(53,989)	982,109	$9,870,192	$(887)	$110,425
Madison Investors Fund Class Y	545,536	–	(242,745)	302,791	6,307,128	263,277	–
Madison Large Cap Growth Fund Class Y	822,475	19,161	(107,733)	733,903	16,718,300	329,403	–
Madison Large Cap Value Fund Class Y	1,134,341	–	(136,865)	997,476	16,687,780	203,718	–
Madison Mid Cap Fund Class Y	297,909	–	(172,936)	124,973	1,102,258	271,188	–
Madison NorthRoad International Fund Class Y	391,265	67,046	(23,947)	434,364	4,869,222	(13,458)	–

Totals					$55,554,880	$1,053,241	$110,425

[1]Distributions received include distributions from net investment income and from capital gains, if any, from the underlying funds.

12. SUBSEQUENT EVENTS

All Matters

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

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Ultra Series Fund | June 30, 2015

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended June 30, 2015. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

	CLASS I				CLASS II

	Beginning	Ending	Annual	Expenses	Ending	Annual	Expenses
	Account	Account	Expense	Paid During	Account	Expense	Paid During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period

Conservative Allocation	$1,000	$1,006.60	0.22%	1.09	$1,005.40	0.47%	$2.34
Moderate Allocation	1,000	1,010.80	0.22%	1.10	1,009.60	0.47%	2.34
Aggressive Allocation	1,000	1,014.10	0.22%	1.10	1,012.80	0.47%	2.35
Money Market	1,000	1,000.00	0.09%	0.45	1,000.00	0.09%	0.45
Core Bond	1,000	998.70	0.57%	2.82	997.50	0.82%	4.06
High Income	1,000	1,032.60	0.77%	3.88	1,031.30	1.02%	5.14
Diversified Income	1,000	985.80	0.72%	3.55	984.50	0.97%	4.77
Large Cap Value	1,000	987.60	0.62%	3.06	986.30	0.87%	4.28
Large Cap Growth	1,000	1,023.20	0.82%	4.11	1,022.00	1.07%	5.36
Mid Cap	1,000	1,020.50	0.92%	4.61	1,019.20	1.17%	5.86
Small Cap	1,000	1,052.20	1.12%	5.70	1,050.90	1.37%	6.97
International Stock	1,000	1,065.60	1.17%	5.99	1,064.30	1.42%	7.27

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Ultra Series Fund | Other Information (unaudited) - continued | June 30, 2015

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS I				CLASS II

	Beginning	Ending	Annual	Expenses	Ending	Annual	Expenses
	Account	Account	Expense	Paid During	Account	Expense	Paid During
Fund	Value	Value	Ratio	Period	Value	Ratio	Period

Conservative Allocation	$1,000	$1,023.70	0.22%	$1.10	$1,022.46	0.47%	$2.36
Moderate Allocation	1,000	1,023.70	0.22%	1.10	1,022.46	0.47%	2.36
Aggressive Allocation	1,000	1,023.70	0.22%	1.10	1,022.46	0.47%	2.36
Money Market	1,000	1,024.35	0.09%	0.45	1,024.35	0.09%	0.45
Core Bond	1,000	1,021.97	0.57%	2.86	1,020.73	0.82%	4.11
High Income	1,000	1,020.98	0.77%	3.86	1,019.74	1.02%	5.11
Diversified Income	1,000	1,021.22	0.72%	3.61	1,019.98	0.97%	4.86
Large Cap Value	1,000	1,021.72	0.62%	3.11	1,020.48	0.87%	4.36
Large Cap Growth	1,000	1,020.73	0.82%	4.11	1,019.49	1.07%	5.36
Mid Cap	1,000	1,020.23	0.92%	4.61	1,018.99	1.17%	5.86
Small Cap	1,000	1,019.24	1.12%	5.61	1,018.00	1.37%	6.85
International Stock	1,000	1,018.99	1.17%	5.86	1,017.75	1.42%	7.10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

66

Ultra Series Fund | Other Information (unaudited) - concluded | June 30, 2015

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

SEC File Number: 811-04815

67

CMFG Life Insurance Company 2000 Heritage Way Waverly, IA 50677

Form 1950-0815

a123.htm - Generated by SEC Publisher for SEC Filing
Semi-Annual Report
June 30, 2015

Ultra Series Madison Target Retirement 2020 Fund

Ultra Series Madison Target Retirement 2030 Fund

Ultra Series Madison Target Retirement 2040 Fund

Ultra Series Madison Target Retirement 2050 Fund

Ultra Series Fund | June 30, 2015

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your plan administrator or call CUNA Mutual Retirement Solutions at 1-800-999-8786. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-670-3600. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Ultra Series Fund | June 30, 2015

Economic Overview and Market Outlook

For the six-month period ended June 30, 2015, the S&P 500® Index tallied a 1.23% gain even with the late June downturn fueled by the uncertainty in Greece as it tried to negotiate a solution to its debt woes. Despite this, foreign markets, which had been struggling in 2014, saw an upswing of 5.52% according to the broad international index, MSCI EAFE (net). Bond investors experienced increased volatility during the second quarter as interest rates trended higher and world events played out. Yields rose as Federal Reserve remarks (supported by positive U.S. economic developments) reaffirmed their intention to raise short-term rates in the not so distant future. The Barclays U.S. Aggregate Bond Index fell 0.10% during the period.

Looking forward, we believe market volatility will increase as we edge closer to the start of a rising interest rate cycle. Elevated asset levels remain a concern, especially as earnings growth estimates are now falling to near-zero, driven in part by the strong U.S. dollar (resulting in fewer exports), slower global growth and weaker results in the Energy sector. While growth appears to be materializing in Europe, issues around the solidarity of the euro along with increasing friction with Russia may prolong the weakness.

As we navigate these shifting economic conditions we believe in a long-term investment approach. The common thread throughout the Ultra Series Funds is high-conviction, high active-share fund management. Our goal is to provide superior long-term returns while striving to manage risk and capital loss.

Review of Period (unaudited)

MADISON TARGET RETIREMENT 2020 FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies by exclusively investing in R6 shares of a Master Fund - the Madison Funds’ Madison Target Retirement 2020 Fund. The Master Fund invests according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2020 Fund (Class I) returned 0.99% for the period, lagging the S&P Target Date® To 2020 Index return of 1.39% , but outpacing the Dow Jones Global Target 2020 Index return of 0.38%. The Fund lagged its peers as measured by the Morningstar Target Date 2016-2020 category, which advanced 1.32% for the period.

MADISON FUNDS: MADISON TARGET RETIREMENT 2020 FUND - MASTER FUND*
ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/15
Bond Funds	56.5%
Stock Funds	27.4%
Foreign Stock Funds	9.0%
Alternative Funds	2.0%
Money Market Funds and Other Net Assets	5.1%

*See Note 1 for an explanation of the Fund Structure.

MADISON TARGET RETIREMENT 2030 FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies by exclusively investing in R6 shares of a Master Fund - the Madison Funds’ Madison Target Retirement 2030 Fund. The Master Fund invests according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2030 Fund (Class I) returned 1.50% for the period, compared to the S&P Target Date® To 2030 Index return of 1.91% and the Dow Jones Global Target 2030 Index return of 1.78%. The Fund underperformed its peers as measured by the Morningstar Target Date 2026-2030 category, which advanced 1.99% for the period.

MADISON FUNDS: MADISON TARGET RETIREMENT 2030 FUND - MASTER FUND*
ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/15
Stock Funds	44.9%
Bond Funds	33.9%
Foreign Stock Funds	13.5%
Alternative Funds	2.5%
Money Market Funds and Other Net Assets	5.2%

*See Note 1 for an explanation of the Fund Structure.

MADISON TARGET RETIREMENT 2040 FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies by exclusively investing in R6 shares of a Master Fund - the Madison Funds’ Madison Target Retirement 2040 Fund. The Master Fund invests according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2040 Fund (Class I) returned 1.67% for the period, compared to the S&P Target Date® To 2040 Index return of 2.37% and the Dow Jones Global Target 2040 Index return of 2.85%. The Fund underperformed its peers as measured by the Morningstar Target Date 2036-2040 category, which advanced 2.44% for the period.

MADISON FUNDS: MADISON TARGET RETIREMENT 2040 FUND - MASTER FUND*
ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/15
Stock Funds	52.3%
Bond Funds	23.5%
Foreign Stock Funds	16.0%
Alternative Funds	3.0%
Money Market Funds and Other Net Assets	5.2%

*See Note 1 for an explanation of the Fund Structure.

2

Ultra Series Fund | Review of Period (unaudited) - concluded | June 30, 2015

MADISON TARGET RETIREMENT 2050 FUND

INVESTMENT STRATEGY HIGHLIGHTS

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies by exclusively investing in R6 shares of a Master Fund - the Madison Funds’ Madison Target Retirement 2050 Fund. The Master Fund invests according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE

The Ultra Series Madison Target Retirement 2050 Fund (Class I) returned 2.00% for the period, compared the S&P Target Date® To 2050 Index return of 2.74% and the Dow Jones Global Target 2050 Index return of 3.21%. The Fund lagged its peers as measured by the Morningstar Target Date 2046-2050 category, which advanced 2.60% for the period.

MADISON FUNDS: MADISON TARGET RETIREMENT 2050 FUND - MASTER FUND*
ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 6/30/15
Stock Funds	59.8%
Bond Funds	12.5%
Foreign Stock Funds	18.4%
Alternative Funds	4.0%
Money Market Funds and Other Net Assets	5.3%

*See Note 1 for an explanation of the Fund Structure.

BENCHMARK DESCRIPTIONS

Benchmark Notes

The primary benchmarks for the Target Retirement Date Funds are changing from the Dow Jones Global Target Date Indexes to the S&P Target Date® Index Series, as these new indexes better reflect the manner in which the Funds are managed. The Target Retirement Date 2020 Fund’s index is changing from the Dow Jones Global 2020 Index to the S&P Target Date® To 2020 Index, the Target Retirement Date 2030 Fund’s index is changing from the Dow Jones Global 2030 Index to the S&P Target Date® To 2030 Index, the Target Retirement Date 2040 Fund’s index is changing from the Dow Jones Global 2040 Index to the S&P Target Date® To 2040 Index and the Target Retirement Date 2050 Fund’s index is changing from the Dow Jones Global 2050 Index to the S&P Target Date® To 2050 Index.

Market Indexes

The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The Dow Jones Global Target 2050 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2050 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.
•	The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.
•	The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.
•	The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

© Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Past performance is no guarantee of future results.

3

Ultra Series Fund | June 30, 2015

Madison Target Retirement 2020 Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.2%

Master Fund - 98.3%*
Madison Funds: Madison Target
Retirement 2020 Fund Class R6 (A)	5,803,578	$58,325,961

Money Market Funds - 1.9%
State Street Institutional U.S. Government
Money Market Fund	1,116,185	1,116,185
TOTAL INVESTMENTS - 100.2% (Cost $53,695,338**)		59,442,146
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(111,680)
TOTAL NET ASSETS - 100.0%		$59,330,466

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $54,178,144.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2030 Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.1%

Master Fund - 98.7%*
Madison Funds: Madison Target
Retirement 2030 Fund Class R6 (A)	8,100,923	$81,090,242

Money Market Funds - 1.4%
State Street Institutional U.S. Government
Money Market Fund	1,185,499	1,185,499
TOTAL INVESTMENTS - 100.1% (Cost $70,879,978**)		82,275,741
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(62,396)
TOTAL NET ASSETS - 100.0%		$82,213,345

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $71,484,356.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2040 Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.1%

Master Fund - 98.8%*
Madison Funds: Madison Target
Retirement 2040 Fund Class R6 (A)	5,367,059	$53,455,912

Money Market Funds - 1.3%
State Street Institutional U.S. Government
Money Market Fund	727,020	727,020
TOTAL INVESTMENTS - 100.1% (Cost $45,348,195**)		54,182,932
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(77,390)
TOTAL NET ASSETS - 100.0%		$54,105,542

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $45,854,601.
(A)	Affiliated Company (see Note 8).

Madison Target Retirement 2050 Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.1%

Master Fund - 98.9%*
Madison Funds: Madison Target
Retirement 2050 Fund Class R6 (A)	2,085,051	$20,933,916

Money Market Funds - 1.2%
State Street Institutional U.S. Government
Money Market Fund	262,986	262,986
TOTAL INVESTMENTS - 100.1% (Cost $18,105,790**)		21,196,902
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(12,260)
TOTAL NET ASSETS - 100.0%		$21,184,642

*	See Appendix A for a complete listing of holdings of the Master Fund.
**	Aggregate cost for Federal tax purposes was $18,211,054.
(A)	Affiliated Company (see Note 8).

See accompanying Notes to Financial Statements.

4

Ultra Series Fund | June 30, 2015

Statements of Assets and Liabilities as of June 30, 2015 (unaudited)

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$1,116,185	$1,185,499	$727,020	$262,986
Master Fund[1]	52,579,153	69,694,479	44,621,175	17,842,804
Net unrealized appreciation
Master Fund[1]	5,746,808	11,395,763	8,834,737	3,091,112
Total investments, at value	59,442,146	82,275,741	54,182,932	21,196,902
Receivables:
Fund shares sold	19,965	67,512	62,297	21,871
Total assets	59,462,111	82,343,253	54,245,229	21,218,773
Liabilities:
Payables:
Fund shares redeemed	131,645	129,908	139,687	34,131
Total liabilities	131,645	129,908	139,687	34,131
Net assets applicable to outstanding capital stock	$59,330,466	$82,213,345	$54,105,542	$21,184,642
Net assets consist of:
Paid-in capital	$53,796,407	$71,265,933	$45,032,279	$18,161,091
Accumulated undistributed net investment loss	(64)	(54)	(140)	(14)
Accumulated net realized gain (loss) on investments sold and foreign
currency related transactions	(212,685)	(448,297)	238,666	(67,547)
Net unrealized appreciation of investments (including appreciation
(depreciation) of foreign currency related transactions)	5,746,808	11,395,763	8,834,737	3,091,112
Net Assets	$59,330,466	$82,213,345	$54,105,542	$21,184,642
Class I Shares:
Net Assets	$59,330,466	$82,213,345	$54,105,542	$21,184,642
Shares of beneficial interest outstanding	6,824,886	9,309,503	6,408,231	1,604,245
Net Asset Value and redemption price per share	$8.69	$8.83	$8.44	$13.21

[1] See Note 8 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

5

Ultra Series Fund | June 30, 2015

Statements of Operations for the Six-Months Ended June 30, 2015 (unaudited)

	Madison	Madison	Madison	Madison
	Target	Target	Target	Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Investment Income	$–	$–	$–	$–
Expenses:
Other expenses	$64	$53	$140	$14
Total expenses[1]	64	53	140	14
Net Investment Loss	(64)	(53)	(140)	(14)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Master Fund[2]	270,232	156,167	745,099	42,301
Net change in unrealized appreciation on investments (including net unrealized appreciation
(depreciation) on foreign currency related transactions)
Master Fund[2]	377,521	1,145,081	310,499	412,511
Net Realized and Unrealized Gain on Investments	647,753	1,301,248	1,055,598	454,812
Net Increase in Net Assets from Operations	$647,689	1,301,195	1,055,458	$454,798

[1] See Note 3 for information on expenses.
[2] See Note 8 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

6

Ultra Series Fund | June 30, 2015

Statements of Changes in Net Assets

	Madison Target		Madison Target		Madison Target		Madison Target
	Retirement 2020 Fund		Retirement 2030 Fund		Retirement 2040 Fund		Retirement 2050 Fund
	(unaudited)		(unaudited)		(unaudited)		(unaudited)
	Six-Months		Six-Months		Six-Months		Six-Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	6/30/15	12/31/14	6/30/15	12/31/14	6/30/15	12/31/14	6/30/15	12/31/14
Net Assets at beginning of period	$62,086,994	$70,472,021	$84,935,455	$93,187,497	$59,498,853	$68,917,211	$22,798,839	$18,122,573
Increase in net assets from operations:
Net investment income (loss)	(64)	1,445,899	(53)	1,815,148	(140)	1,302,838	(14)	425,053
Net realized gain.	270,232	3,778,434	156,167	6,459,366	745,099	5,681,727	42,301	1,065,684
Net change in unrealized appreciation (depreciation)	377,521	(377,301)	1,145,081	(1,014,709)	310,499	(1,511,357)	412,511	303,312
Net increase in net assets from operations	647,689	4,847,032	1,301,195	7,259,805	1,055,458	5,473,208	454,798	1,794,049
Distributions to shareholders from:
Net investment income
Class I	(33,067)	(1,620,265)	(39,471)	(1,934,962)	(28,042)	(1,401,615)	(8,767)	(435,257)
Net realized gains
Class I	(433,050)	(3,040,240)	(611,480)	(5,778,868)	(419,739)	(5,125,812)	(27,880)	(1,035,732)
Total distributions	(466,117)	(4,660,505)	(650,951)	(7,713,830)	(447,781)	(6,527,427)	(36,647)	(1,470,989)
Capital Stock transactions:
Class I Shares
Shares sold	9,473,497	30,353,864	15,642,739	36,962,168	8,937,205	30,530,746	5,955,786	15,844,030
Issued to shareholders in reinvestment of distributions	466,117	4,660,505	650,952	7,713,830	447,781	6,527,427	36,647	1,470,989
Shares redeemed	(12,877,714)	(43,585,923)	(19,666,045)	(52,474,015)	(15,385,974)	(45,422,312)	(8,024,781)	(12,961,813)
Total increase (decrease) from capital stock transactions	(2,938,100)	(8,571,554)	(3,372,354)	(7,798,017)	(6,000,988)	(8,364,139)	(2,032,348)	4,353,206
Total increase (decrease) in net assets	(2,756,528)	(8,385,027)	(2,722,110)	(8,252,042)	(5,393,311)	(9,418,358)	(1,614,197)	4,676,266
Net Assets at end of period	$59,330,466	$62,086,994	$82,213,345	$84,935,455	$54,105,542	$59,498,853	$21,184,642	$22,798,839
Undistributed net investment income (loss) included in net assets	$(64)	$33,067	$(54)	$39,470	$(140)	$28,042	$(14)	$8,767
Capital Share transactions:
Class I Shares
Shares sold	1,073,956	3,356,026	1,742,962	4,006,031	1,043,377	3,401,029	447,213	1,196,333
Issued to shareholders in reinvestment of distributions	53,100	536,783	72,776	878,019	52,207	778,089	2,730	113,369
Shares redeemed	(1,459,516)	(4,784,545)	(2,193,101)	(5,641,542)	(1,795,127)	(5,008,307)	(604,031)	(969,318)
Net increase (decrease) from capital share transactions	(332,460)	(891,736)	(377,363)	(757,492)	(699,543)	(829,189)	(154,088)	340,384

See accompanying Notes to Financial Statements.
7

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2020 FUND
	(unaudited)		Year Ended December 31,
	Six-Months
CLASS I	Ended 6/30/15	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$8.67	$8.76	$8.31	$7.82	$8.06	$7.64
Income from Investment Operations:
Net investment income[1]	(0.00)[2]	0.19	0.21	0.24	0.22	0.20
Net realized and unrealized gain (loss) on investments	0.09	0.42	0.70	0.53	(0.04)	0.49
Total from investment operations	0.09	0.61	0.91	0.77	0.18	0.69
Less Distributions From:
Net investment income	(0.01)	(0.24)	(0.22)	(0.25)	(0.23)	(0.27)
Capital gains	(0.06)	(0.46)	(0.24)	(0.03)	(0.19)	–
Total distributions	(0.07)	(0.70)	(0.46)	(0.28)	(0.42)	(0.27)
Net increase (decrease) in net asset value	0.02	(0.09)	0.45	0.49	(0.24)	0.42
Net Asset Value at end of period	$8.69	$8.67	$8.76	$8.31	$7.82	$8.06
Total Return (%)[3]	0.99 [4]	7.11	10.94	9.98	2.11	9.01
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$59,330	$62,087	$70,472	$56,607	$39,580	$27,648
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	0.00 [5,6,9]	0.30	0.30	0.30	0.26	0.40
After reimbursement of expenses by adviser (%)	0.00 [5,6,9]	0.21 [7]	0.30	0.30	0.24 [8]	0.20 [8]
Ratio of net investment income to average net assets (%)	(0.00)[5,6,9]	2.08	2.37	2.96	2.70	2.61
Portfolio turnover (%)[10]	2 [4]	142	167	90	114	51

MADISON TARGET RETIREMENT 2030 FUND
	(unaudited)		Year Ended December 31,
	Six-Months
CLASS I	Ended 6/30/15	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$8.77	$8.92	$8.04	$7.49	$7.90	$7.41
Income from Investment Operations:
Net investment income[1]	(0.00)[2]	0.18	0.19	0.23	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.13	0.54	1.13	0.60	(0.09)	0.52
Total from investment operations	0.13	0.72	1.32	0.83	0.10	0.70
Less Distributions From:
Net investment income	(0.00)[2]	(0.22)	(0.18)	(0.22)	(0.20)	(0.21)
Capital gains	(0.07)	(0.65)	(0.26)	(0.06)	(0.31)	–
Total distributions	(0.07)	(0.87)	(0.44)	(0.28)	(0.51)	(0.21)
Net increase (decrease) in net asset value	0.06	(0.15)	0.88	0.55	(0.41)	0.49
Net Asset Value at end of period	$8.83	$8.77	$8.92	$8.04	$7.49	$7.90
Total Return (%)[3]	1.50 [4]	8.06	16.56	11.05	1.16	9.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$82,213	$84,935	$93,187	$68,009	$45,404	$31,279
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	0.00 [5,6,9]	0.30	0.30	0.30	0.26	0.40
After reimbursement of expenses by adviser (%)	0.00 [5,6,9]	0.21 [7]	0.30	0.30	0.24 [8]	0.20 [8]
Ratio of net investment income to average net assets (%)	(0.00)[5,6,9]	1.98	2.16	2.84	2.43	2.42
Portfolio turnover (%)[10]	2 [4]	103	136	86	108	43

[1]	Based on average shares outstanding during the year.
[2]	Amounts represent less than $0.005 per share.
[3]	These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
[4]	Not annualized.
[5]	Annualized.
[6]	Amounts represent less than 0.01%.
[7]	Amount includes fees waived by the adviser (see Note 3).
[8]	Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.
[9]	Amount does not include income or expenses of the underlying Master Fund, nor the underlying expenses of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure.
[10]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

8

Ultra Series Fund | June 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

MADISON TARGET RETIREMENT 2040 FUND
	(unaudited)		Year Ended December 31,
	Six-Months
CLASS I	Ended 6/30/15	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$8.37	$8.68	$7.61	$7.06	$7.60	$7.07
Income from Investment Operations:
Net investment income[2]	(0.00)[3]	0.17	0.17	0.20	0.16	0.15
Net realized and unrealized gain (loss) on investments	0.14	0.55	1.32	0.61	(0.12)	0.55
Total from investment operations	0.14	0.72	1.49	0.81	0.04	0.70
Less Distributions From:
Net investment income	(0.00)[3]	(0.22)	(0.16)	(0.19)	(0.17)	(0.17)
Capital gains	(0.07)	(0.81)	(0.26)	(0.07)	(0.41)	–
Total distributions	(0.07)	(1.03)	(0.42)	(0.26)	(0.58)	(0.17)
Net increase (decrease) in net asset value	0.07	(0.31)	1.07	0.55	(0.54)	0.53
Net Asset Value at end of period	$8.44	$8.37	$8.68	$7.61	$7.06	$7.60
Total Return (%)[4]	1.67 [5]	8.27	19.63	11.42	0.47	9.97
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,106	$59,499	$68,917	$49,269	$35,182	$26,147
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	0.00 [6,7,10]	0.30	0.30	0.30	0.26	0.40
After reimbursement of expenses by adviser (%)	0.00 [6,7,10]	0.21 [8]	0.30	0.30	0.24 [9]	0.20 [9]
Ratio of net investment income to average net assets (%)	(0.00)[6,7,10]	1.95	2.01	2.65	2.11	2.14
Portfolio turnover (%)[11]	2 [5]	108	151	101	115	40

MADISON TARGET RETIREMENT 2050 FUND
	(unaudited)	Year Ended December 31			Inception
	Six Months				to
CLASS I	Ended 6/30/15	2014	2013	2012	12/31/11[1]
Net Asset Value at beginning of period	$12.97	$12.78	$10.69	$9.75	$10.00
Income from Investment Operations:
Net investment income[2]	(0.00)[3]	0.27	0.24	0.30	0.26
Net realized and unrealized gain (loss) on investments	0.26	0.82	2.19	0.89	(0.36)
Total from investment operations	0.26	1.09	2.43	1.19	(0.10)
Less Distributions From:
Net investment income	(0.01)	(0.27)	(0.18)	(0.21)	(0.14)
Capital gains	(0.01)	(0.63)	(0.16)	(0.04)	–
Return of capital	–	–	–	–	(0.01)
Total distributions	(0.02)	(0.90)	(0.34)	(0.25)	(0.15)
Net increase (decrease) in net asset value	0.24	0.19	2.09	0.94	(0.25)
Net Asset Value at end of period	$13.21	$12.97	$12.78	$10.69	$9.75
Total Return (%)[4]	2.00[5]	8.51	22.78	12.12	(1.03)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,185	$22,799	$18,123	$7,160	$2,236
Ratios of expenses to average net assets:
Before reimbursement of expenses by adviser (%)	0.00 [6,7,10]	0.30	0.30	0.30	0.26 [6]
After reimbursement of expenses by adviser (%)	0.00 [6,7,10]	0.20 [8]	0.30	0.30	0.26 [6,9]
Ratio of net investment income to average net assets (%)	(0.00)[6,7,10]	2.02	1.98	2.90	2.61 [6]
Portfolio turnover (%)[11]	5 [5]	133	215	86	75 [5]

[1]	Commenced investment operations on January 3, 2011.
[2]	Based on average shares outstanding during the year.
[3]	Amounts represent less than $0.005 per share.
[4]

These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

[5]	Not annualized.
[6]	Annualized.
[7]	Amounts represent less than 0.01%.
[8]	Amount includes fees waived by the adviser (see Note 3).
[9]

Amount includes fees waived by the adviser through a contractual management fee reduction from 0.40% to 0.20% effective October 1, 2009 to February 16, 2011. Effective February 17, 2011 to August 31, 2011, the fee was permanently reduced to 0.20%. Effective September 1, 2011, shareholders approved a new fee arrangement which includes an advisory fee of 0.25% and services agreement fee of 0.05%.

[10]

Amount does not include income or expenses of the underlying Master Fund, nor the underlying expenses of the funds held by the Master Fund. See Note 1 for an explanation of the Fund Organizational Structure.

[11]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

9

Ultra Series Fund | June 30, 2015

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the investment company Act of 1940 (the “1940 Act”), as amended, as a diversified, open-end management investment company. The Trust is a series trust with, at the end of the period covered by this report, 16 investment portfolios (individually, a “Fund,” and collectively, the “Funds”), each with different investment objectives and policies. The Funds currently reporting within this book at the end of the period were the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds” or “Ultra Series Madison Target Retirement Funds” or “USF Target Date Funds”).

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. The Target Date Funds only offer a single class of shares, Class I shares. The shares represent an interest in the assets of the respective Fund and have identical voting, dividend, liquidation and other rights, except the class of shares bears its own distribution fees, if any, and its proportional share of Fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

The Trust has entered into a Management Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”).

Each Target Date Fund, each a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a respective master fund (the “Master Fund”), each master fund a series of the Madison Funds. Madison Funds is an open-end diversified investment management company advised by the Investment Adviser. The financial statements of each of the respective Master Funds should be read in conjunction with the Ultra Series Madison Target Retirement Funds’ financial statements. The valuation policies of the Master Funds can be found within the above referenced financial statements. As of June 30, 2015, the Ultra Series Madison Target Retirement 2020 Fund owned approximately 99.43% of the respective Madison Funds Master Fund, the Ultra Series Madison Target Retirement 2030 Fund owned approximately 98.80% of the respective Madison Funds Master Fund, the Ultra Series Madison Target Retirement 2040 Fund owned approximately 99.98% of the respective Madison Funds Master Fund, and the Ultra Series Madison Target Retirement 2050 Fund owned approximately 99.56% of the respective Madison Funds Master Fund. See also Appendix A, page 15 for the Portfolio of Investments, and Appendix B, page 17 for the Statements of Assets and Liabilities for the respective Master Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price.

Investments in shares of open-end mutual funds are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”), usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAV’s of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to independent fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement

10

Ultra Series Fund | Notes to the Financial Statements - continued | June 30, 2015

parameters established by the Committee and approved by the Trust. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded in is on holiday.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of June 30, 2015, none of the Funds held open repurchase agreements.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

  Level 1 – unadjusted quoted prices in active markets for identical investments

  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended June 30, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of June 30, 2015, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

The following is a summary of the inputs used as of June 30, 2015, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

	Quoted Prices in
	Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Value at
Fund	(Level 1)	(Level 2)	(Level 3)	6/30/15
Ultra Series Madison Target
Retirement 2020[1]	$59,442,146	$–	$–	$59,442,146
Ultra Series Madison Target
Retirement 2030[1]	82,275,741	–	–	82,275,741
Ultra Series Madison Target
Retirement 2040[1]	54,182,932	–	–	54,182,932
Ultra Series Madison Target
Retirement 2050[1]	21,196,902	–	–	21,196,902

1 Please refer to Appendix A of this report (page 15) for a list of underlying holdings of the Master Fund held by each respective Ultra Series Target Date Fund.

11

Ultra Series Fund | Notes to the Financial Statements - continued | June 30, 2015

3. MANAGEMENT AND SERVICE AGREEMENTS AND OTHER EXPENSES

Management Agreement: For services under the Management Agreement, the Investment Adviser is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of each Fund’s average daily net assets. Effective with the launch of the Madison Funds Madison Target Date Funds or Master Funds (see Note 1), the Funds invested substantially all of their assets in these Master Funds. In order to avoid charging duplicate fees, from August 30, 2014 through December 31, 2014, these fees were waived by the Investment Adviser. The Investment Adviser does not have the right to recoup any of these waived fees. In that same regard, effective January 1, 2015, and as long as each USF Target Date Fund invests substantially all of its assets in the underlying Madison Target Date Fund discussed above, the USF Target Date Funds shall not pay any management fees to the Investment Adviser in recognition of the fees paid to the Adviser by the corresponding Madison Funds Madison Target Retirement Date Funds to avoid charging duplicate fees.

Service Agreement: The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee, which is calculated daily and paid monthly, at an annual rate of 0.05% of each Fund’s average daily net assets. Effective with the launch of the Madison Funds Madison Target Date Funds or Master Funds (see Note 1), the Funds invested substantially all of their assets in these Master Funds. In order to avoid charging duplicate fees, from August 30, 2014 through December 31, 2014, these fees were waived by the Investment Adviser. The Investment Adviser does not have the right to recoup any of these waived fees. In that same regard, effective January 1, 2015, and as long as each USF Target Date Fund invests substantially all of its assets in the underlying Madison Target Date Fund discussed above, the USF Target Date Funds shall not pay any service fees to the Investment Adviser in recognition of the fees paid to the Adviser by the corresponding Madison Funds Madison Target Retirement Date Funds to avoid charging duplicate fees.

Other Expenses: In addition to the fees described above, the Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, overdrafts, any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Certain officers and trustees of the Trust are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. The Nominating and Governance Committee of the Board may change trustee fees paid at any time.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The Funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective Funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the Funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5. SECURITIES TRANSACTIONS

For the period ended June 30, 2015, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

Fund	Purchases	Sales
Ultra Series Madison Target Retirement 2020	$1,339,845	$4,851,594
Ultra Series Madison Target Retirement 2030	1,381,958	4,898,551
Ultra Series Madison Target Retirement 2040	1,198,424	7,507,468
Ultra Series Madison Target Retirement 2050	1,211,395	2,997,474

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of June 30, 2015. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2011 through December 31, 2014.

For federal income tax purposes, the Target Date Funds did not have capital loss carryovers as of December 31, 2014.

At June 30, 2015, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation for all securities as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Ultra Series Madison Target Retirement 2020	$ 5,264,002	$ –	$ 5,264,002
Ultra Series Madison Target Retirement 2030	10,791,385	–	10,791,385
Ultra Series Madison Target Retirement 2040	8,328,331	–	8,328,331
Ultra Series Madison Target Retirement 2050	2,985,848	–	2,985,848

The differences between the book unrealized amounts reflected in the Statement of Assets and Liabilities and tax unrealized amounts (shown above) are due to the tax deferral of losses on wash sales.

7. INVESTMENT RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Target Date Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the “Underlying Funds”), including exchange traded funds (“ETFs”). Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, these Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

12

Ultra Series Fund | Notes to the Financial Statements - concluded | June 30, 2015

The Fund is also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

8. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at June 30, 2015, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company. A summary of the transactions with each affiliated underlying fund as of June 30, 2015, follows:

	Balance of			Balance of
	Shares			Shares
	Held at	Gross	Gross	Held at	Value at	Realized	Distributions
Fund/Underlying Fund	12/31/14	Additions	Sales	6/30/15	6/30/15	Gain (Loss)	Received[1]
Ultra Series Madison Target Retirement 2020 Fund
Madison Funds: Madison Target Retirement 2020 Fund Class R6	6,149,744	132,461	(478,627)	5,803,578	$58,325,961	$270,232	$-
Totals					$58,325,961	$270,232	$-

Ultra Series Madison Target Retirement 2030 Fund
Madison Funds: Madison Target Retirement 2030 Fund Class R6	8,448,842	136,928	(484,847)	8,100,923	$81,090,242	$156,167	$-
Totals					$81,090,242	$156,167	$-

Ultra Series Madison Target Retirement 2040 Fund
Madison Funds: Madison Target Retirement 2040 Fund Class R6	5,996,870	119,759	(749,570)	5,367,059	$53,455,912	$745,099	$-
Totals					$53,455,912	$745,099	$-

Ultra Series Madison Target Retirement 2050 Fund
Madison Funds: Madison Target Retirement 2050 Fund Class R6	2,262,722	119,595	(297,266)	2,085,051	$20,933,916	$42,301	$-
Totals					$20,933,916	$42,301	$-

[1] Distributions received include distributions from net investment income and from capital gains from the affiliated Underlying Funds.

9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

13

Ultra Series Fund | June 30, 2015

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you pay no transaction costs, but may indirectly (see Note 3) incur ongoing costs which include management fees; disinterested trustee fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended June 30, 2015. Expenses paid during the period in the table below are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the Fund you own under the heading entitled “Actual” to estimate the expenses you paid on your account during this period.

		CLASS I
	Beginning	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio[1]	During Period
Ultra Series Madison Target
Retirement 2020 Fund	$1,000	$1,009.90	0.00%	$0.00
Ultra Series Madison Target
Retirement 2030 Fund	1,000	1,015.00	0.00%	0.00
Ultra Series Madison Target
Retirement 2040 Fund	1,000	1,016.70	0.00%	0.00
Ultra Series Madison Target
Retirement 2050 Fund	1,000	1,020.00	0.00%	0.00

1Amount does not include expenses of the underlying Master Fund, nor the underlying expense of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure, Note 3 for a description of the expense structure, and the current prospectus for more complete information regarding the charges and expenses of the Target Date Funds.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

		CLASS I
	Beginning	Ending	Annual	Expenses Paid
Fund	Account Value	Account Value	Expense Ratio[1]	During Period
Ultra Series Madison Target
Retirement 2020 Fund	$1,000	$1,024.79	0.00%	$0.00
Ultra Series Madison Target
Retirement 2030 Fund	1,000	1,024.79	0.00%	0.00
Ultra Series Madison Target
Retirement 2040 Fund	1,000	1,024.79	0.00%	0.00
Ultra Series Madison Target
Retirement 2050 Fund	1,000	1,024.79	0.00%	0.00

1Amount does not include expenses of the underlying Master Fund, nor the underlying expense of the funds held by the Master Fund. See Note 1 for an explanation of the Fund organizational structure, Note 3 for a description of the expense structure, and the current prospectus for more complete information regarding the charges and expenses of the Target Date Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the Funds. The information provided in the hypothetical example table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Form N-Q and other information about the Trust are available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC’s website at www.sec.gov and is also located in the Funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www. sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the Management’s Discussion of Fund Performance are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate”, “may”, “will”, “expect”, “believe”, “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

14

Ultra Series Fund | Other Information - continued | June 30, 2015

APPENDIX A: MADISON FUNDS: MADISON TARGET DATE FUNDS PORTFOLIOS OF INVESTMENTS - Master Funds (unaudited)

Madison Funds: Madison Target Retirement 2020 Fund Portfolio of Investments[1]
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.8%
Alternative Funds - 2.0%
PowerShares DB Commodity Index
Tracking Fund*	16,364	$294,552
SPDR Gold Shares*	7,830	879,857
		1,174,409
Bond Funds - 56.5%
Baird Aggregate Bond Fund Institutional Shares	137,199	1,468,025
iShares 20+ Year Treasury Bond ETF	2,482	291,536
iShares 3-7 Year Treasury Bond ETF†	143,050	17,589,428
iShares 7-10 Year Treasury Bond ETF	33,466	3,514,265
iShares TIPS Bond Fund ETF	20,880	2,339,604
Metropolitan West High Yield Bond Fund Class I	245,721	2,349,092
Metropolitan West Total Return Bond Fund Class I	135,676	1,466,654
Vanguard Short-Term Corporate Bond ETF	22,107	1,759,275
Vanguard Total Bond Market ETF	28,849	2,344,270
		33,122,149
Foreign Stock Funds - 9.0%
iShares MSCI EAFE Minimum Volatility ETF	17,892	1,168,169
iShares MSCI United Kingdom ETF	32,077	585,405
Vanguard FTSE All-World ex-U.S. ETF	30,172	1,464,851
WisdomTree Europe Hedged Equity Fund	19,051	1,173,351
WisdomTree Japan Hedged Equity Fund	15,361	878,649
		5,270,425
Money Market Funds - 5.9%
State Street Institutional U.S. Government Money Market Fund	3,463,265	3,463,265

Stock Funds - 27.4%
iShares Core S&P Mid-Cap ETF	15,620	2,342,688
PowerShares Buyback Achievers Portfolio ETF	84,213	4,093,594
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	38,621	587,427
Schwab U.S. Dividend Equity ETF	15,278	584,995
SPDR S&P 500 ETF Trust	34,098	7,019,073
Vanguard Financials ETF	5,894	292,755
Vanguard Growth ETF	5,460	584,493
Vanguard Information Technology ETF	5,502	584,477
		16,089,502
TOTAL INVESTMENTS - 100.8% (Cost $54,945,664**)		59,119,750
NET OTHER ASSETS AND LIABILITIES - (0.8%)		(452,515)
TOTAL NET ASSETS - 100.0%		$58,667,235

1	Calculated on a cash basis.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $54,945,664.
†	www.ishares.com/us/library/financial-legal-tax.
ETF	Exchange Traded Fund.

Madison Funds: Madison Target Retirement 2030 Fund Portfolio of Investments[1]
	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.3%
Alternative Funds - 2.5%
PowerShares DB Commodity Index
Tracking Fund*	22,882	$411,876
SPDR Gold Shares*	14,598	1,640,378
		2,052,254
Bond Funds - 33.9%
Baird Aggregate Bond Fund Institutional Shares	76,738	821,100
iShares 20+ Year Treasury Bond ETF	3,476	408,291
iShares 3-7 Year Treasury Bond ETF	120,017	14,757,290
iShares 7-10 Year Treasury Bond ETF	38,997	4,095,075
iShares TIPS Bond Fund ETF	29,197	3,271,524
Metropolitan West High Yield Bond Fund Class I	257,693	2,463,546
Metropolitan West Total Return Bond Fund Class I	75,886	820,332
Vanguard Short-Term Corporate Bond ETF	10,300	819,674
Vanguard Total Bond Market ETF	5,038	409,388
		27,866,220
Foreign Stock Funds - 13.5%
iShares MSCI EAFE Minimum Volatility ETF	37,565	2,452,619
iShares MSCI United Kingdom ETF	67,281	1,227,878
Vanguard FTSE All-World ex-U.S. ETF	67,503	3,277,271
WisdomTree Europe Hedged Equity Fund	39,958	2,461,013
WisdomTree Japan Hedged Equity Fund	28,615	1,636,778
		11,055,559
Money Market Funds - 5.5%
State Street Institutional U.S. Government Money Market Fund	4,484,914	4,484,914

Stock Funds - 44.9%
iShares Core S&P Mid-Cap ETF	32,763	4,913,795
PowerShares Buyback Achievers Portfolio ETF	151,415	7,360,283
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	81,006	1,232,105
Schwab U.S. Dividend Equity ETF	32,044	1,226,965
SPDR S&P 500 ETF Trust	87,407	17,992,731
Vanguard Financials ETF	16,451	817,121
Vanguard Growth ETF	11,446	1,225,294
Vanguard Health Care ETF	2,930	410,083
Vanguard Information Technology ETF	15,404	1,636,367
		36,814,744
TOTAL INVESTMENTS - 100.3% (Cost $73,273,469**)		82,273,691
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(206,058)
TOTAL NET ASSETS - 100.0%		$82,067,633

1	Calculated on a cash basis.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $73,273,469.
ETF	Exchange Traded Fund.

15

Ultra Series Fund | Other Information - continued | June 30, 2015

Madison Funds: Madison Target Retirement 2040 Fund Portfolio of Investments1

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.6%
Alternative Funds - 3.0%
PowerShares DB Commodity Index
Tracking Fund*	14,910	$268,380
SPDR Gold Shares*	11,890	1,336,080
		1,604,460
Bond Funds - 23.5%
Baird Aggregate Bond Fund Institutional Shares	25,001	267,511
iShares 20+ Year Treasury Bond ETF	2,261	265,577
iShares 3-7 Year Treasury Bond ETF	52,135	6,410,520
iShares 7-10 Year Treasury Bond ETF	20,328	2,134,643
iShares TIPS Bond Fund ETF	16,647	1,865,296
Metropolitan West High Yield Bond Fund Class I	111,941	1,070,151
Metropolitan West Total Return Bond Fund Class I	24,723	267,261
Vanguard Total Bond Market ETF	3,286	267,021
		12,547,980
Foreign Stock Funds - 16.0%
iShares MSCI EAFE Minimum Volatility ETF	28,578	1,865,858
iShares MSCI United Kingdom ETF	43,840	800,080
SPDR S&P Emerging Asia Pacific ETF	3,030	267,276
Vanguard FTSE All-World ex-U.S. ETF	49,471	2,401,817
WisdomTree Europe Hedged Equity Fund	30,375	1,870,796
WisdomTree Japan Hedged Equity Fund	23,291	1,332,245
		8,538,072
Money Market Funds - 4.8%
State Street Institutional U.S. Government Money Market Fund	2,570,250	2,570,250

Stock Funds - 52.3%
iShares Core S&P Mid-Cap ETF	24,897	3,734,052
PowerShares Buyback Achievers Portfolio ETF	109,593	5,327,316
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	70,467	1,071,803
Schwab U.S. Dividend Equity ETF	27,818	1,065,151
SPDR S&P 500 ETF Trust	62,118	12,786,990
Vanguard Financials ETF	16,126	800,979
Vanguard Growth ETF	9,972	1,067,503
Vanguard Health Care ETF	3,823	535,067
Vanguard Information Technology ETF	15,057	1,599,505
		27,988,366
TOTAL INVESTMENTS - 99.6% (Cost $45,615,789**)		53,249,128
NET OTHER ASSETS AND LIABILITIES - 0.4%		228,874
TOTAL NET ASSETS - 100.0%		$53,478,002

1	Calculated on a cash basis.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $45,615,789.
ETF	Exchange Traded Fund.

Madison Funds: Madison Target Retirement 2050 Fund Portfolio of Investments1

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 100.0%
Alternative Funds - 4.0%
PowerShares DB Commodity Index Tracking Fund*	11,719	$210,942
SPDR Gold Shares*	5,607	630,059
		841,001
Bond Funds - 12.5%
iShares 20+ Year Treasury Bond ETF	892	104,774
iShares 3-7 Year Treasury Bond ETF	10,244	1,259,602
iShares 7-10 Year Treasury Bond ETF	5,987	628,695
iShares TIPS Bond Fund ETF	5,607	628,265
		2,621,336
Foreign Stock Funds - 18.4%
iShares MSCI EAFE Minimum Volatility ETF	12,824	837,279
iShares MSCI United Kingdom ETF	17,229	314,429
SPDR S&P Emerging Asia Pacific ETF	2,382	210,116
Vanguard FTSE All-World ex-U.S. ETF	21,606	1,048,971
WisdomTree Europe Hedged Equity Fund	13,643	840,273
WisdomTree Japan Hedged Equity Fund	11,010	629,772
		3,880,840
Money Market Funds - 5.3%
State Street Institutional U.S. Government Money Market Fund	1,104,880	1,104,880

Stock Funds - 59.8%
iShares Core S&P Mid-Cap ETF	11,186	1,677,676
PowerShares Buyback Achievers Portfolio ETF	47,387	2,303,482
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	34,425	523,598
Schwab U.S. Dividend Equity ETF	13,674	523,577
SPDR S&P 500 ETF Trust†	26,457	5,446,173
Vanguard Financials ETF	8,441	419,265
Vanguard Growth ETF	4,894	523,903
Vanguard Health Care ETF	2,245	314,210
Vanguard Information Technology ETF	7,889	838,049
		12,569,933
TOTAL INVESTMENTS - 100.0% (Cost $18,654,340**)		21,017,990
NET OTHER ASSETS AND LIABILITIES - 0.0%		1,191
TOTAL NET ASSETS - 100.0%		$21,019,181

1	Calculated on a cash basis.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $18,654,340.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at: http:// www.spdrs.com/product/fund.seam?ticker=spy.
ETF	Exchange Traded Fund.

16

Ultra Series Funds | Other Information (unaudited) - concluded | June 30, 2015

APPENDIX B: MADISON FUNDS: MADISON TARGET DATE FUNDS STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

	Madison Target	Madison Target	Madison Target	Madison Target
	Retirement	Retirement	Retirement	Retirement
	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in securities, at cost
Unaffiliated issuers	$54,945,664	$73,273,469	$45,615,789	$18,654,340
Net unrealized appreciation
Unaffiliated issuers	4,174,086	9,000,222	7,633,339	2,363,650
Total investments at value
	59,119,750	82,273,691	53,249,128	21,017,990
Receivables:
Investments sold	594,114	1,869,355	1,372,542	338,639
Fund shares sold	1,090	–	283	1,365
Dividends	90,515	196,792	140,530	59,788
Total assets
	59,805,469	84,339,838	54,762,483	21,417,782
Liabilities:
Payables:
Investments purchased	1,123,545	2,251,611	1,270,798	393,156
Management fees	12,241	17,162	11,402	4,538
Service agreement fees	2,448	3,432	2,281	907
Total liabilities
	1,138,234	2,272,205	1,284,481	398,601
Net assets	$58,667,235	$82,067,633	$53,478,002	$21,019,181

Net assets consist of:
Paid-in capital	$52,784,130	$70,672,498	$44,099,867	$18,006,985
Accumulated undistributed net investment income	478,537	690,878	485,582	193,663
Accumulated net realized gain on investments sold and foreign currency related transactions	1,230,482	1,704,035	1,259,214	454,883
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions)	4,174,086	9,000,222	7,633,339	2,363,650
Net Assets	$58,667,235	$82,067,633	$53,478,002	$21,019,181

Class R6 Shares:
Net Assets	$58,667,235	$82,067,633	$53,478,002	$21,019,181
Shares of beneficial interest outstanding	5,836,728	8,199,600	5,368,106	2,094,205
Net Asset Value and redemption price per share	$10.05	$10.01	$9.96	$10.04

SEC File Number: 811-04815

17

Semi-annual Report
(unaudited)
April 30, 2015

Madison Conservative Allocation Fund
Madison Moderate Allocation Fund
Madison Aggressive Allocation

Madison Cash Reserves Fund

Madison Tax-Free Virginia Fund
Madison Tax-Free National Fund

Madison Government Bond Fund
Madison High Quality Bond Fund
Madison Core Bond Fund
Madison Corporate Bond Fund
Madison High Income Fund

Madison Diversified Income Fund
Madison Covered Call & Equity Income Fund
Madison Dividend Income Fund
Madison Large Cap Value Fund
Madison Investors Fund
Madison Large Cap Growth Fund
Madison Mid Cap Fund
Madison Small Cap Fund
Madison NorthRoad International Fund
Madison International Stock Fund
Madison Hansberger International Growth Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

To Our Shareholders:

Thank you for being a valued shareholder of Madison Funds. We are pleased to present this semi-annual report for the six month period ended April 30, 2015. This report includes information about your Funds, including performance data and a complete list of investments as of the close of the reporting period.

Timely Information

One thing is undeniable about semi-annual reports: the information is dated when you receive it. The semi-annual and annual reports are regulatory documents to help you, the shareholder, better understand the Funds. These reports contain useful information, but the performance data and Fund performance discussions have aged by the time you receive this report. We believe it is important to find a better way to provide more timely and useful information to you.

With that in mind, beginning with this semi-annual report we reference the madisonfunds.com website in the Performance Discussion for each Fund. Our website is the best way for you to receive the most up-to-date performance information and newly-added quarterly portfolio manager commentaries. These commentaries give you the opportunity to hear directly from the portfolio managers and provide greater insight into the investment process, strategy, and decisions that impact your Fund. We hope you find this information easily accessible, informative and timely.

Economic Overview & Outlook

The six month period ended April 30, 2015 saw a continuation of the stock market rally that commenced in the spring of 2009. Equities enjoyed solid gains with the S&P 500 and Russell 1000® indexes moving up 4.40% and 4.75%, respectively. Even foreign markets, which had been struggling, saw an upswing of 6.81% for the period according to the broad international index, MSCI EAFE. Bond portfolios also posted positive results as interest rates fell and risk premiums declined slightly. The Barclays U.S. Intermediate Government/Credit Bond Index gained 1.6% and the Barclays U.S. Aggregate Bond Index was up 2.06% for the period.

During the period, U.S. economic data was modestly positive with improving labor conditions, increasing consumer and business confidence and subdued inflation. On the global front, economic data continued to be mixed with little-to-no growth in Europe and slowing growth in the emerging economies. Divergent central bank policies, volatile energy prices and a strengthening U.S. dollar also captured investor’s attention during the six month period.

As we navigate these shifting economic conditions we believe a long-term investment approach is in the best interest of our shareholders. The common thread throughout our fund family is high-conviction, high active-share portfolio management. Our goal is to provide superior long-term returns while managing risk and minimizing capital loss. This has been our firm’s hallmark since its inception in 1974.

We greatly value the confidence you place in us.

Best Regards,

Katherine L. Frank
President, Madison Funds

Not Part of the Semi-annual Report

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Madison Funds | April 30, 2015

Table of Contents

Madison Cash Reserves Fund	15
Madison Tax-Free Virginia Fund	15
Madison Tax-Free National Fund	16
Madison Government Bond Fund	18
Madison High Quality Bond Fund	18
Madison Core Bond Fund	19
Madison Corporate Bond Fund	21
Madison High Income Fund	22
Madison Diversified Income Fund	23
Madison Covered Call & Equity Income Fund	25
Madison Dividend Income Fund	27
Madison Large Cap Value Fund	27
Madison Investors Fund	28
Madison Large Cap Growth Fund	28
Madison Mid Cap Fund	29
Madison Small Cap Fund	29
Madison NorthRoad International Fund	30
Madison International Stock Fund	31
Madison Hansberger International Growth Fund	32
Madison Target Retirement 2020 Fund	33
Madison Target Retirement 2030 Fund	33
Madison Target Retirement 2040 Fund	33
Madison Target Retirement 2050 Fund	34
Financial Statements
Statements of Assets and Liabilities	35
Statements of Operations	38
Statements of Changes in Net Assets	41
Financial Highlights	48
Notes to Financial Statements	64
Other Information	74
Privacy Policy	77

*Although each Fund ’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular Fund, group of Funds or list of Funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 8390, Boston, MA 02266-8390. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Madison Funds | April 30, 2015

Review of Period (unaudited)

ALLOCATION FUNDS SUMMARY

The Madison Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (the “Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Funds will be diversified among a number of asset classes and their allocation among Underlying Funds will be based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis– historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

MADISON CONSERVATIVE ALLOCATION FUND
INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-20% money market funds;
•	20-80% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	10-50% equity securities (e.g., U.S. stock funds);
•	0-40% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Madison Conservative Allocation Fund (Class A at NAV) returned 2.85% for the period, underperforming the Conservative Allocation Fund Custom Index return of 3.14%. The Fund outperformed its peers as measured by the Morningstar Conservative Allocation Category, which advanced 1.73%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Bond Funds	59.9%
Stock Funds	28.5%
Foreign Stock Funds	8.4%
Money Market Funds and Other Net Assets	3.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Madison Core Bond Fund Class Y	20.5%
Metropolitan West Total Return Bond Fund Class I	19.6%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	7.0%
iShares Russell Mid-Cap ETF	6.7%
Madison Corporate Bond Fund Class Y	6.6%
Madison Large Cap Growth Fund Class Y	6.0%
Madison Large Cap Value Fund Class Y	5.7%
iShares 7-10 Year Treasury Bond ETF	5.3%
SPDR Barclays Short-Term High Yield Bond ETF	3.5%
iShares 1-3 Year Treasury Bond ETF	3.0%

MADISON MODERATE ALLOCATION FUND
INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-15% money market funds;
•	10-60% debt securities (e.g., bond funds and convertible bond funds);
•	0-20% below-investment grade (“junk”) debt securities (e.g., high income funds);
•	20-80% equity securities (e.g., U.S. stock funds);
•	0-50% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Madison Moderate Allocation Fund (Class A at NAV) returned 3.53% for the period, while its blended benchmark, the Moderate Allocation Fund Custom Index, returned 3.86%. The Fund outperformed its Morningstar peer group as the Moderate Allocation Category returned an average of 3.02%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Stock Funds	46.8%
Bond Funds	37.1%
Foreign Stock Funds	14.6%
Money Market Funds and Other Net Assets	1.5%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Madison Core Bond Fund Class Y	14.0%
Metropolitan West Total Return Bond Fund Class I	12.5%
Madison Large Cap Value Fund Class Y	11.8%
Madison Large Cap Growth Fund Class Y	11.5%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	9.5%
iShares Core S&P Mid-Cap ETF	8.7%
Vanguard FTSE All-World ex-U.S. ETF	5.0%
iShares 7-10 Year Treasury Bond ETF	3.8%
WisdomTree Europe Hedged Equity Fund	3.6%
SPDR Barclays Short-Term High Yield Bond ETF	3.0%

2

Madison Funds | Review of Period (unaudited) - continued | April 30, 2015

MADISON AGGRESSIVE ALLOCATION FUND
INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 85% equity investments and 15% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds. Although actual allocations may vary, the Fund’s asset allocation among asset classes and Underlying Funds is expected to be approximately:

•	0-10% money market funds;
•	0-30% debt securities, all of which could be in below investment grade (“junk”) debt securities (e.g., bond funds, convertible bond funds and high income funds);
•	30-90% equity securities (e.g., U.S. stock funds);
•	0-60% foreign securities (e.g., international stock and bond funds, including emerging market securities); and
•	0-20% alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds and long/short funds).

PERFORMANCE DISCUSSION

The Madison Aggressive Allocation Fund (Class A at NAV) returned 4.14% for the period, trailing its blended benchmark, the Aggressive Allocation Fund Custom Index, which returned 4.41%. The Fund outperformed its Morningstar Aggressive Allocation Category peer group, which averaged a 3.68% return. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Stock Funds	61.2%
Foreign Stock Funds	20.7%
Bond Funds	17.0%
Money Market Funds and Other Net Assets	1.1%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Madison Large Cap Value Fund Class Y	15.0%
Madison Large Cap Growth Fund Class Y	14.5%
iShares Core S&P Mid-Cap ETF	11.5%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	11.1%
Vanguard FTSE All-World ex-U.S. ETF	8.2%
Madison Core Bond Fund Class Y	7.5%
Metropolitan West Total Return Bond Fund Class I	6.3%
WisdomTree Europe Hedged Equity Fund	4.9%
Madison NorthRoad International Fund Class Y	3.5%
WisdomTree Japan Hedged Equity Fund ETF	2.8%

MADISON CASH RESERVES FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

The Fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by financial institutions.

PERFORMANCE DISCUSSION

With the Federal Reserve continuing to pin short-term rates at near zero, management maintained its fee waivers to preserve investment capital. However, no dividends were produced over the course of this six-month period.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Freddie Mac	29.0%
Fannie Mae	29.0%
Federal Home Loan Bank	22.7%
U.S. Treasury Notes	11.5%
Federal Farm Credit Bank	4.1%
Cash and Other Net Assets	3.7%

MADISON TAX-FREE VIRGINIA FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

The Tax-Free Virginia Fund (Class Y) had a total return of 1.05% for the period. The Barclays Municipal Index was up 1.17%, while the Fund’s Morningstar peer group, the Municipal Single State Long Category advanced 1.20%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Airport	0.6%
Development	7.3%
Education	13.6%
Facilities	7.6%
General	9.6%
General Obligation	20.5%
Medical	8.2%
Multifamily Housing	9.3%
Power	4.3%
Transportation	5.4%
Utilities	1.5%
Water	11.2%
Net Other Assets and Liabilities	0.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Northern Virginia Transportation Authority, 5.000%, 6/1/30	4.1%
Newport News Economic Development Authority, 5.000%, 7/1/25	3.5%
Fairfax County Redevelopment & Housing Authority, 4.750%, 10/1/36	3.4%
City of Portsmouth VA, 5.000%, 2/1/31	3.2%
Prince William County Industrial Development Authority, 5.250%, 2/1/18	3.2%
Suffolk Redevelopment & Housing Authority, 5.600%, 2/1/33	3.2%
Chesterfield County Economic Development Authority, 5.000%, 5/1/23	2.8%
Virginia Commonwealth Transportation Board, 5.000%, 3/15/25	2.8%
City of Virginia Beach VA, 4.000%, 8/1/22	2.8%
Commonwealth of Virginia, 5.000%, 6/1/23	2.7%

3

Madison Funds | Review of Period (unaudited) - continued | April 30, 2015

MADISON TAX-FREE NATIONAL FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of seven to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

The Tax-Free National Fund (Class Y) had a total return of 1.12% for the period. The Barclays Municipal Index was up 1.17%, while the Fund’s Morningstar peer group, the Municipal National Long Category advanced 1.25%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Alabama	2.4%	New Jersey	3.9%
Arkansas	0.7%	New Mexico	1.7%
Colorado	1.7%	New York	3.1%
Delaware	1.5%	North Carolina	5.2%
Florida	16.6%	Ohio	2.1%
Georgia	4.1%	Pennsylvania	1.3%
Illinois	0.8%	South Carolina	8.7%
Indiana	3.6%	Tennessee	1.7%
Iowa	2.8%	Texas	8.9%
Kansas	2.5%	Virginia	5.5%
Maryland	5.9%	Washington	2.9%
Massachusetts	1.7%	Wisconsin	0.8%
Michigan	3.4%	Net Other Assets and Liabilities	1.9%
Missouri	4.6%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Anderson County School District No. 1, General Obligation, 5.000%, 3/1/25			3.2%
Peace River/Manasota Regional Water Supply Authority, 5.000%, 10/1/23			2.7%
City of Rockville MD, General Obligation, 5.000%, 6/1/24			2.7%
City of Port St. Lucie FL Utility System Revenue, 5.000%, 9/1/27			2.5%
Montgomery County Revenue Authority, 5.000%, 5/1/31			2.5%
Kansas Development Finance Authority, 4.000%, 6/1/27			2.5%
Orlando Utilities Commission, 5.000%, 10/1/22			2.3%
County of Miami-Dade FL, 5.000%, 3/1/25			2.2%
Town of Cary NC Combined Utility Systems Revenue, 5.000%, 12/1/23			2.2%
Newport News Economic Development Authority, 5.000%, 7/1/25			2.1%

MADISON GOVERNMENT BOND FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Government Bond Fund seeks to achieve its investment objective through investments in bonds and other debt securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in investment grade U.S. Government bonds. U.S. Government bonds and other debt securities include a variety of securities issued or guaranteed by the U.S. Treasury and various agencies of the federal government, as well as securities issued by various instrumentalities that were established or sponsored by the U.S. Government and certain interests in these types of securities (e.g., mortgage-backed securities). The Fund emphasizes the safety of principal and interest for its portfolio investments. The maturities of each investment may range from long-term (30 years or more) to short-term (less than 10 years).
PERFORMANCE DISCUSSION

The Madison Government Fund (Class Y) returned 0.64% for the period, while its benchmark, the Barclays U.S. Intermediate Government Bond Index gained 1.41%. The Fund outperformed its peer group, the Morningstar Short Government Bond Category, which averaged a 0.57% gain. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
U.S. Government and Agency Obligations	80.7%
Mortgage Backed Securities	18.1%
Short-Term Investments and Other Net Assets and Liabilities	1.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Fannie Mae, 1.250%, 1/30/17	10.5%
Freddie Mac, 2.500%, 5/27/16	9.3%
Freddie Mac, 1.250%, 5/12/17	7.9%
Federal Home Loan Bank, 3.375%, 6/12/20	7.5%
Fannie Mae, 2.375%, 4/11/16	6.6%
Fannie Mae, 1.625%, 10/26/15	5.2%
Fannie Mae, 2.375%, 7/28/15	5.2%
Fannie Mae, 4.000%, 12/1/34	4.5%
U.S. Treasury Note, 3.750%, 11/15/18	4.3%
Fannie Mae, 0.500%, 3/30/16	3.9%

MADISON HIGH QUALITY BOND FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objectives through diversified investments in a broad range of corporate debt securities, obligations of the U.S. Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s or equivalent.

PERFORMANCE DISCUSSION

The Madison High Quality Bond Fund (Class Y) returned 0.87% for the period, trailing the Fund’s benchmark, the Barclays U.S. Intermediate Government Credit A+ Index which advanced 1.55%. The Morningstar Short-Term Bond peer group gained 0.66% for the period. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Consumer Discretionary	6.0%
Consumer Staples	3.6%
Energy	1.4%
Fannie Mae	13.9%
Financials	10.8%
Freddie Mac	5.4%
Health Care	4.0%
Industrials	1.5%
Information Technology	8.3%
U.S. Treasury Notes	35.2%
Short-Term Investments and Other Net Assets and Liabilities	9.9%

4

Madison Funds | Review of Period (unaudited) - continued | April 30, 2015

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
U.S. Treasury Note, 1.250%, 1/31/19	4.6%
Freddie Mac, 2.500%, 5/27/16	4.5%
Fannie Mae, 1.250%, 1/30/17	4.2%
Fannie Mae, 1.375%, 11/15/16	4.0%
U.S. Treasury Note, 3.000%, 2/28/17	3.7%
Fannie Mae, 1.250%, 9/28/16	3.5%
U.S. Treasury Note, 1.000%, 8/31/16	3.5%
U.S. Treasury Note, 0.875%, 1/31/17	3.5%
U.S. Treasury Note, 0.375%, 3/31/16	3.5%
U.S. Treasury Note, 3.875%, 5/15/18	3.3%

MADISON CORE BOND FUND
INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund strives to add incremental return in the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

The Madison Core Bond Fund (Class A at NAV) returned 1.67% for the period, trailing the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which advanced 2.06%, and the Bank of America Merrill Lynch U.S. Corporate Government and Mortgage Index, which advanced 2.14%. The Morningstar Intermediate-Term Bond peer group gained 1.70% for the period. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
U.S. Government and Agency Obligations	30.5%
Corporate Notes and Bonds	26.9%
Mortgage Backed Securities	23.2%
Municipal Bonds	12.6%
Asset Backed Securities	3.9%
Commercial Mortgage Backed Securities	1.7%
Short-Term Investments and Other Net Assets and Liabilities	1.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
U.S. Treasury Bond, 4.500%, 5/15/38	2.8%
U.S. Treasury Note, 2.750%, 11/30/16	2.3%
Freddie Mac REMICS, 3.000%, 12/15/26	2.1%
U.S. Treasury Note, 3.125%, 5/15/21	1.8%
U.S. Treasury Note, 3.125%, 1/31/17	1.8%
U.S. Treasury Note, 2.125%, 8/15/21	1.6%
U.S. Treasury Note, 0.750%, 3/15/17	1.6%
U.S. Treasury Note, 2.750%, 2/28/18	1.4%
U.S. Treasury Note, 2.625%, 1/31/18	1.4%
U.S. Treasury Note, 1.875%, 10/31/17	1.4%

MADISON CORPORATE BOND FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Corporate Bond Fund seeks to achieve its investment objective through diversified investment in a broad range of corporate debt securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in income-producing corporate bonds, and at least 80% of its assets in investment grade bonds. Up to 20% of the Fund’s assets may be invested in non-investment grade fixed-income securities commonly referred to as “high yield” or “junk” bonds. The Fund expects to maintain an average overall portfolio quality of A- or better, an overall portfolio dollar weighted average maturity of 15 years or less, and an overall portfolio duration within 25% of the Barclays U.S. Credit Bond Index benchmark (with the flexibility to occasionally vary from the benchmark by up to 50% when the investment adviser believes interest rates are likely to materially change).

PERFORMANCE DISCUSSION

The Madison Corporate Bond Fund (Class Y) gained 2.23% for the period, while its benchmark, the Barclays U.S. Credit Bond Index gained 2.26%. The Fund outperformed its peer group, the Morningstar Corporate Bond category, which averaged a 2.00% gain. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Consumer Discretionary	11.9%
Consumer Staples	7.2%
Energy	12.0%
Financials†	33.9%
Health Care	6.7%
Industrials	5.3%
Information Technology	6.1%
Materials	3.2%
Telecommunication Services	2.9%
Utilities	0.9%
Municipal Bonds	7.9%
Short-Term Investments and Other Net Assets and Liabilities	2.0%
†Financials includes securities in the following industries: Banks; Diversified Financial Services; Insurance; Iron/Steel; Machinery-Construction & Mining; Machinery-Diversified , and Real Estate.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
General Electric Capital Corp., 6.750%, 3/15/32	2.2%
Wells Fargo & Co., 5.625%, 12/11/17	1.7%
Berkshire Hathaway Finance Corp., 5.400%, 5/15/18	1.7%
Marathon Oil Corp., 6.000%, 10/1/17	1.6%
Simon Property Group L.P., 4.125%, 12/1/21	1.6%
Valero Energy Corp., 6.625%, 6/15/37	1.6%
US Bancorp, 2.200%, 11/15/16	1.5%
Comcast Corp., 6.450%, 3/15/37	1.5%
Oracle Corp., 5.750%, 4/15/18	1.2%
American Express Co., 6.150%, 8/28/17	1.2%

MADISON HIGH INCOME FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

PERFORMANCE DISCUSSION

The Madison High Income Fund (class A at NAV) returned 1.45% during the period, trailing the Bank of America Merrill Lynch U.S. High Yield Constrained Index’s 1.52% return. The Fund outperformed its Morningstar High Yield Bond category peer group, which returned 1.08%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://ww.madisonfunds.com/individual/research-and-newsletters.

5

Madison Funds | Review of Period (unaudited) - continued | April 30, 2015

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Consumer Discretionary	22.8%
Consumer Staples	1.8%
Energy	12.0%
Financials	6.2%
Health Care	9.4%
Industrials	12.5%
Information Technology	8.8%
Materials	7.2%
Telecommunication Services	5.5%
Utilities	7.9%
Short-Term Investments and Other Net Assets and Liabilities	5.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Univision Communications Inc., 6.750%, 9/15/22	1.8%
FTI Consulting Inc., 6.000%, 11/15/22	1.8%
Endo Finance LLC & Endo Finco Inc., 7.000%, 12/15/20	1.8%
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.625%, 2/15/24	1.8%
Southern Star Central Corp., 5.125%, 7/15/22	1.8%
Belden Inc., 5.500%, 9/1/22	1.8%
Dole Food Co. Inc., 7.250%, 5/1/19	1.8%
Cumulus Media Holdings Inc., 7.750%, 5/1/19	1.7%
AmeriGas Finance LLC / AmeriGas Finance Corp., 7.000%, 5/20/22	1.5%
Sinclair Television Group Inc., 6.375%, 11/1/21	1.5%

MADISON DIVERSIFIED INCOME FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds may constitute up to 80% of the Fund’s assets, stocks may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign stocks and bonds may constitute up to 25% of the Fund’s assets and money market instruments may constitute up to 25% of the Fund’s assets. The Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets.

PERFORMANCE DISCUSSION

The Madison Diversified Income Fund (Class A at NAV) returned 1.49% for the period, trailing its blended index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500®) which returned 3.37%. The Fund’s designated Morningstar peer group, the Moderate Allocation category, averaged a 3.02% return for the period. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Common Stocks	54.6%
Corporate Notes and Bonds	15.1%
U.S. Government and Agency Obligations	12.8%
Mortgage Backed Securities	9.0%
Short-Term Investments and Other Net Assets and Liabilities	5.1%
Municipal Bonds	1.6%
Asset Backed Securities	1.2%
Commercial Mortgage-Backed Securities	0.6%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Travelers Cos. Inc./The	2.1%
Pfizer Inc.	2.0%
Chevron Corp.	1.8%
McDonald’s Corp.	1.8%
Johnson & Johnson	1.8%
Verizon Communications Inc.	1.7%
Boeing Co./The	1.7%
Wells Fargo & Co.	1.7%
Accenture PLC, Class A	1.7%
Medtronic PLC	1.7%

MADISON COVERED CALL & EQUITY INCOME FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund (formerly the Madison Equity Income Fund) invests, under normal market conditions, primarily in common stocks of large-and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors.

The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio managers’ ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

PERFORMANCE DISCUSSION

The Madison Covered Call & Equity Income Fund (Class Y) returned 2.64% for the period, while its covered call benchmark, the CBOE S&P 500 BuyWrite Index (BXM) returned 4.09%. However, the Fund outperformed the Morningstar Long/Short Equity category’s return of 1.85%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 4/30/15
		S&P 500®			S&P 500®
	Fund	Index		Fund	Index
Consumer Discretionary	10.5%	12.5%	Materials	–	3.2%
Consumer Staples	4.2%	9.5%	Telecommunication Services	1.0%	2.3%
Energy	10.4%	8.5%	Utilities	–	3.0%
Financials	6.5%	16.2%	Exchange-Traded Funds†	9.2%	–
Health Care	7.3%	14.6%	U.S. Government and Agency
Industrials	5.7%	10.3%	Obligations	9.1%	–
Information Technology	21.3%	19.9%	Short-Term Investments	14.8%	–

†Includes Put Options Purchased

TOP TEN EQUITY HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Microsoft Corp.					3.4%
Google Inc., Class C					3.1%
SPDR S&P 500 ETF Trust					3.0%
Powershares QQQ Trust Series 1					3.0%
SPDR Gold Shares					2.9%
eBay Inc.					2.8%
Altera Corp.					2.8%
Amazon.com Inc.					2.7%
T. Rowe Price Group Inc.					2.6%
Baker Hughes Inc.					2.6%

6

Madison Funds | Review of Period (unaudited) - continued | April 30, 2015

MADISON DIVIDEND INCOME FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 40-55 securities which are chosen for having a current yield exceeding the S&P 500’s average yield, strong fundamentals (including an attractive balance sheet) and reasonable valuations at the time of purchase. A key attraction for management is a company with a history of increasing dividend payments and a business model which supports the possibility of continuing these increases in the future.

PERFORMANCE DISCUSSION

The Madison Dividend Income Fund (Class Y) returned 1.57% for the period, trailing its benchmark, the S&P 500® Index, which advanced 4.40%. This performance was also behind its peer group, as the Morningstar Large Value category was up 3.24%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
	Fund	S&P 500® Index
Consumer Discretionary	9.1%	12.5%
Consumer Staples	16.3%	9.5%
Energy	9.8%	8.5%
Financials	13.5%	16.2%
Health Care	18.2%	14.6%
Industrials	11.9%	10.3%
Information Technology	11.8%	19.9%
Materials	2.0%	3.2%
Telecommunication Services	3.2%	2.3%
Utilities	2.0%	3.0%
Short-Term Investments and Other Net Assets and Liabilities	2.2%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Travelers Cos. Inc./The		3.8%
Pfizer Inc.		3.7%
Chevron Corp.		3.3%
Verizon Communications Inc.		3.2%
McDonald’s Corp.		3.2%
Boeing Co./The		3.2%
Procter & Gamble Co./The		3.1%
Johnson & Johnson		3.1%
Accenture PLC, Class A		3.0%
Wells Fargo & Co.		3.0%

MADISON LARGE CAP VALUE FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Value Fund will, under normal market conditions, invest primarily in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries. The Fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.

PERFORMANCE DISCUSSION

The Madison Large Cap Value Fund (Class A at NAV) returned 1.88% for the period, trailing its benchmark, the Russell 1000® Value Index, which was up 2.89%. The Fund also lagged its Morningstar peer group, Large Cap Value category, which showed a 3.24% return. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
	Fund	Russell 1000® Value Index
Consumer Discretionary	10.3%	6.6%
Consumer Staples	9.2%	7.0%
Energy	9.9%	11.4%
Financials†	26.8%	29.6%
Health Care	16.5%	14.4%
Industrials	14.7%	10.3%
Information Technology	4.6%	9.2%
Materials	0.9%	3.2%
Telecommunication Services	1.2%	2.2%
Utilities	3.1%	6.1%
Short-Term Investments and Other Net Assets and Liabilities	2.8%	–

†Financials includes securities in the following industries: Capital Markets; Commercial Banks; Diversified Financial Services Insurance; and Real Estate Management Development.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Pfizer Inc.	4.1%
Boeing Co./The	4.1%
American International Group Inc.	3.8%
Thermo Fisher Scientific Inc.	3.7%
Time Warner Inc.	3.5%
Exxon Mobil Corp.	3.3%
Brookfield Asset Management Inc., Class A	3.3%
Wal-Mart Stores Inc.	3.3%
Wells Fargo & Co.	3.3%
Markel Corp.	3.3%

MADISON INVESTORS FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies. The Fund typically owns 25-40 securities which are selected using our long-held investment discipline of seeking the highest-quality, proven companies and purchasing them when valuations appear advantageous. A rigorous three-pronged review process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been achieved, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

The Madison Investors Fund (Class Y) returned 3.15% for the period, trailing its benchmark, the S&P 500® Index, which advanced 4.40%. This performance lagged its peer group, as the Morningstar Large Growth category was up 5.32%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

7

Madison Funds | Review of Period (unaudited) - continued | April 30, 2015

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
	Fund	S&P 500® Index
Consumer Discretionary	14.4%	12.5%
Consumer Staples	12.4%	9.5%
Energy	1.9%	8.5%
Financials	20.7%	16.2%
Health Care	11.0%	14.6%
Industrials	16.4%	10.3%
Information Technology	15.9%	19.9%
Materials	–	3.2%
Telecommunication Services	–	2.3%
Utilities	–	3.0%
Short-Term Investments and Other Net Assets and Liabilities	7.3%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Accenture PLC, Class A		4.4%
Discovery Communications Inc., Class C		4.3%
Diageo PLC		4.1%
Oracle Corp.		3.8%
Nestle S.A.		3.8%
Brookfield Asset Management Inc., Class A		3.7%
Markel Corp.		3.6%
Jacobs Engineering Group Inc.		3.6%
Copart Inc.		3.5%
TJX Cos. Inc./The		3.4%

MADISON LARGE CAP GROWTH FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. Stocks selected for the Fund will represent primarily well-established companies that have a demonstrated pattern of consistent growth. To a lesser extent, the Fund may invest in less-established companies that may offer more rapid growth potential. The Fund has an active trading strategy which will lead to higher portfolio turnover than a more passively-managed fund.

PERFORMANCE DISCUSSION

The Madison Large Cap Growth Fund (Class A at NAV) returned 5.46% for the period, trailing its benchmark, the Russell 1000® Growth Index, which was up 6.54%. The Fund outperformed its peer group, Morningstar Large Growth category, which averaged a return of 5.32% over the same period. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
	Fund	Russell 1000® Growth Index
Consumer Discretionary	20.5%	19.0%
Consumer Staples	7.5%	10.4%
Energy	6.3%	4.7%
Financials	2.6%	5.4%
Health Care	14.8%	13.9%
Industrials	14.4%	11.5%
Information Technology†	26.5%	28.6%
Materials	–	4.0%
Telecommunication Services	2.0%	2.2%
Utilities	–	0.3%
Short-Term Investments and Other Net Assets and Liabilities	5.4%	–

†Information Technology includes securities in the following industries: Communications Equipment; Computers & Peripherals; Electronic Equipment, Instruments & Components; Internet Software & Services; IT Services; Semiconductors & Semiconductor Equipment; and Software.

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Apple Inc.	4.8%
Microsoft Corp.	4.0%
Google Inc., Class C	3.7%
Oracle Corp.	3.6%
Boeing Co./The	3.0%
Gilead Sciences Inc.	2.6%
Amgen Inc.	2.5%
Accenture PLC, Class A	2.4%
McDonald’s Corp.	2.1%
CBS Corp., Class B	2.1%

MADISON MID CAP FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such mid-cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment. Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

PERFORMANCE DISCUSSION

The Madison Mid Cap Fund (Class Y) returned 6.01% for the period, outperforming its benchmark Russell Midcap® Index’s 5.87% return. The Fund trailed its peer group, the Morningstar Mid-Cap Growth category, whose average return was 6.59%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
	Fund	Russell Midcap® Index
Consumer Discretionary	23.7%	17.2%
Consumer Staples	0.9%	5.7%
Energy	5.1%	4.5%
Financials	24.0%	21.2%
Health Care	8.8%	12.2%
Industrials	17.2%	12.4%
Information Technology	7.9%	14.2%
Materials	3.5%	5.9%
Telecommunication Services	–	0.7%
Utilities	–	6.0%
Short-Term Investments and Other Net Assets and Liabilities	8.9%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Markel Corp.		5.6%
Ross Stores Inc.		5.2%
Brown & Brown Inc.		5.0%
Brookfield Asset Management Inc., Class A		4.6%
Liberty Global PLC		4.0%
Copart Inc.		3.9%
Crown Holdings Inc.		3.6%
World Fuel Services Corp.		3.5%
Sally Beauty Holdings Inc.		3.5%
Laboratory Corp. of America Holdings		3.3%

8

Madison Funds | Review of Period (unaudited) - continued | April 30, 2015

MADISON SMALL CAP FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in such small cap securities. The portfolio managers employ a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of companies they believe have attractive valuations. The portfolio managers focus on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market. Through fundamental research, the portfolio managers seek to identify those companies which possess one or more of the following characteristics: sustainable competitive advantages within a market niche; strong profitability and free cash flows; strong market share positions and trends; quality of and share ownership by management; and financial structures that are more conservative than the relevant industry average.

PERFORMANCE DISCUSSION

The Madison Small Cap Fund (Class A at NAV) returned 4.87% for the period, outperforming both the Russell 2000® Index’s 4.65% and the Russell 2000® Value Index’s 2.05% return. The Fund also outperformed its peer group average, as the Morningstar Small Blend category averaged a return of 3.71%. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
	Fund	Russell 2000® Value Index
Consumer Discretionary	8.7%	12.0%
Consumer Staples	4.9%	2.7%
Energy	6.5%	4.4%
Financials	18.6%	40.6%
Health Care	12.4%	5.9%
Industrials	24.6%	12.8%
Information Technology	10.9%	9.5%
Materials	7.7%	4.4%
Telecommunication Services	–	0.8%
Utilities	3.0%	6.9%
Short-Term Investments and Other Net Assets and Liabilities	2.7%	–

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Belden Inc.		3.2%
Mueller Industries Inc.		2.9%
Helen of Troy Ltd.		2.9%
G&K Services Inc.		2.5%
Webster Financial Corp.		2.4%
Cubic Corp.		2.1%
United Stationers Inc.		2.0%
International Bancshares Corp.		2.0%
Albany International Corp., Class A		1.9%
Charles River Laboratories International Inc.		1.9%

MADISON NORTHROAD INTERNATIONAL FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison NorthRoad International Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the stock of foreign companies, with an emphasis on companies with a market capitalization of approximately $3 billion or greater. The Fund expects to have a relatively focused portfolio of between 25-50 holdings.

PERFORMANCE DISCUSSION

The Madison NorthRoad International Fund (Class Y) returned 5.66% for the period, trailing the 6.81% return of the MSCI EAFE Index (net). The Fund also trailed its peer group, with the Morningstar Foreign Large Blend category averaging a 5.89% return. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Europe (excluding United Kingdom)	45.2%
United Kingdom	30.7%
Japan	9.5%
Emerging Markets	4.8%
Pacific Basin (excluding Japan)	4.1%
Middle East	1.8%
Short-Term Investments and Other Net Assets and Liabilities	3.9%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Diageo PLC	3.4%
Novartis AG	3.2%
BG Group PLC	3.1%
Mitsubishi UFJ Financial Group Inc.	2.8%
SAP SE	2.7%
Schneider Electric SE	2.6%
Sano	2.6%
Secom Co. Ltd.	2.6%
Royal Dutch Shell PLC	2.5%
Nestle S.A.	2.5%

MADISON INTERNATIONAL STOCK FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

PERFORMANCE DISCUSSION

The Madison International Stock Fund (Class A at NAV) returned 6.03% for the period, trailing the 6.81% return of the MSCI EAFE Index (net). The Fund outperformed its peer group, as the Morningstar Foreign Large Blend Category averaged a 5.89% return. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Europe (excluding United Kingdom)	43.8%
United Kingdom	19.7%
Japan	19.3%
Emerging Markets	5.3%
Middle East	3.2%
Pacific Basin (excluding Japan)	2.2%
Canada	1.2%
Short-Term Investments and Other Net Assets and Liabilities	5.3%

9

Madison Funds | Review of Period (unaudited) - continued | April 30, 2015

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Novartis AG	4.6%
Teva Pharmaceutical Industries Ltd.	3.2%
Bayer AG	2.8%
Prudential PLC	2.8%
Anheuser-Busch InBev N.V.	2.8%
KDDI Corp.	2.7%
Lloyds Banking Group PLC	2.3%
Sumitomo Mitsui Financial Group Inc.	2.3%
Daiwa House Industry Co. Ltd.	2.3%
Don Quijote Holdings Co. Ltd.	2.2%

HANSBERGER INTERNATIONAL GROWTH FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Hansberger International Growth Fund seeks to achieve its investment objective by investing at least 80% of total assets in the equity securities (including common stock, preferred stock and convertible securities) of companies organized or located outside of the U.S. Even though these companies are based outside of the U.S., their securities may be traded on U.S. securities markets. The Fund will invest in at least three different countries and generally expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund anticipates that it will invest primarily in common stock, though the balance of its equity holdings may vary.

PERFORMANCE DISCUSSION

The Madison Hansberger International Stock Fund (Class I) returned 9.40% for the period, beating its benchmark, the MSCI ACWI ex USA (net) Index which returned 5.56%. The Fund also outperformed its peer group, with the Morningstar Foreign Large Growth Category averaging a 6.54% return. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Europe (excluding United Kingdom)	31.3%
United Kingdom	17.6%
Japan	16.3%
Emerging Markets	14.0%
Pacific Basin (excluding Japan)	12.2%
Canada	4.8%
Latin America	2.2%
Middle East	1.2%
Short-Term Investments and Other Net Assets and Liabilities	0.4%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Nidec Corp.	2.7%
Ping An Insurance Group Co. of China Ltd.	2.6%
Tencent Holdings Ltd.	2.6%
China Unicom Hong Kong Ltd.	2.6%
AIA Group Ltd.	2.2%
Toyota Motor Corp.	2.2%
Carnival PLC	2.2%
Telenor ASA	2.1%
Michael Page International PLC	2.1%
Nomura Holdings Inc.	2.0%

TARGET RETIREMENT DATE FUNDS

The Madison Target Retirement Date Funds (the “Funds”) were launched on August 29, 2014 in R6 shares only, and are designed exclusively for use in retirement plans.

TARGET RETIREMENT 2020 FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Madison Target Retirement 2020 Fund (Class R6) returned 3.42% for the period, outperforming both the S&P Target Date To 2020 Index return of 2.80% and the Dow Jones Global Target 2020 Index return of 2.17%. The Fund also outperformed its peers as measured by the Morningstar Target Date 2016-2020 category, which advanced 2.85% for the period. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit
http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Bond Funds	59.6%
Stock Funds	27.9%
Foreign Stock Funds	9.0%
Alternative Funds	1.5%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
iShares 3-7 Year Treasury Bond ETF	27.2%
SPDR S&P 500 ETF Trust	12.5%
iShares 7-10 Year Treasury Bond ETF	10.5%
PowerShares Buyback Achievers Portfolio ETF	7.5%
Metropolitan West Total Return Bond Fund Class I	5.2%
Baird Aggregate Bond Fund Institutional Shares	5.2%
Vanguard Total Bond Market ETF	4.8%
iShares Core S&P Mid-Cap ETF	4.0%
iShares TIPS Bond Fund ETF	2.8%
WisdomTree Europe Hedged Equity Fund	2.5%

TARGET RETIREMENT 2030 FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Madison Target Retirement 2030 Fund (Class R6) returned 4.21% for the period, compared to the S&P Target Date To 2030 Index return of 3.25% and the Dow Jones Global Target 2030 Index return of 3.52%. The Fund also outperformed its peers as measured by the Morningstar Target Date 2026-2030 category, which advanced 3.57% for the period. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

10

Madison Funds | Review of Period (unaudited) - concluded | April 30, 2015

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Stock Funds	45.9%
Bond Funds	36.6%
Foreign Stock Funds	13.0%
Alternative Funds	2.5%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
SPDR S&P 500 ETF Trust	22.9%
iShares 3-7 Year Treasury Bond ETF	17.0%
PowerShares Buyback Achievers Portfolio ETF	9.0%
iShares Core S&P Mid-Cap ETF	7.0%
iShares 7-10 Year Treasury Bond ETF	7.0%
WisdomTree Europe Hedged Equity Fund	4.0%
Metropolitan West Total Return Bond Fund Class I	3.0%
Baird Aggregate Bond Fund Institutional Shares	3.0%
iShares TIPS Bond Fund ETF	3.0%
iShares MSCI EAFE Minimum Volatility ETF	3.0%

TARGET RETIREMENT 2040 FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Madison Target Retirement 2040 Fund (Class R6) returned 4.52% for the period, compared to the S&P Target Date To 2040 Index return of 3.62% and the Dow Jones Global Target 2040 Index return of 4.58%. The Fund outperformed its peers as measured by the Morningstar Target Date 2036-2040 category, which advanced 4.01% for the period. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Stock Funds	52.4%
Bond Funds	26.6%
Foreign Stock Funds	16.5%
Alternative Funds	2.5%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
SPDR S&P 500 ETF Trust	23.9%
iShares 3-7 Year Treasury Bond ETF	12.1%
PowerShares Buyback Achievers Portfolio ETF	9.6%
iShares Core S&P Mid-Cap ETF	8.0%
iShares 7-10 Year Treasury Bond ETF	5.7%
WisdomTree Europe Hedged Equity Fund	4.5%
iShares MSCI EAFE Minimum Volatility ETF	3.5%
Vanguard FTSE All-World ex-U.S. ETF	3.5%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	3.0%
Vanguard Information Technology ETF	3.0%

TARGET RETIREMENT 2050 FUND
INVESTMENT STRATEGY HIGHLIGHTS

The Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 15-30% in stock funds and 70-85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

PERFORMANCE DISCUSSION

The Madison Target Retirement 2050 Fund (Class R6) returned 4.73% for the period, compared the S&P Target Date To 2050 Index return of 3.89% and the Dow Jones Global Target 2050 Index return of 4.93%. The Fund outperformed its peers as measured by the Morningstar Target Date 2046-2050 category, which advanced 4.23% for the period. For more up-to-date information about the Fund, including a quarterly investment letter from the portfolio managers, please visit http://www.madisonfunds.com/individual/research-and-newsletters.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Stock Funds	58.9%
Foreign Stock Funds	20.0%
Bond Funds	16.6%
Alternative Funds	2.5%
Money Market Funds and Other Net Assets	2.0%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
SPDR S&P 500 ETF Trust	25.0%
PowerShares Buyback Achievers Portfolio ETF	10.2%
iShares Core S&P Mid-Cap ETF	9.0%
iShares 3-7 Year Treasury Bond ETF	7.0%
WisdomTree Europe Hedged Equity Fund	5.0%
iShares 7-10 Year Treasury Bond ETF	4.5%
Vanguard FTSE All-World ex-U.S. ETF	4.0%
iShares MSCI EAFE Minimum Volatility ETF	4.0%
Vanguard Information Technology ETF	4.0%
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	3.4%

11

Madison Funds | April 30, 2015

Notes to Review of Period

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 28% Russell 3000 Index, 7% MSCI ACWI ex-US Index and 65% Barclays US Aggregate Bond Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 48% Russell 3000 Index, MSCI ACWI ex-US Index and 40% Barclays US Aggregate Bond Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 64% Russell 3000 Index, 16% MSCI ACWI ex-US Index and 20% Barclays US Aggregate Bond Index. In 2014, the Aggressive Allocation Fund Custom Index consisted of 68% Russell 3000 Index, 17% MSCI AWCI ex-USA Index and 15% Barclays U.S. Aggregate Bond Index. See market index descriptions below.

Target Date Fund Indexes

Dow Jones Global Target Indexes

•	The Dow Jones Global Target 2020 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2020 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2030 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2030 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2040 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2040 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

•	The Dow Jones Global Target 2050 Index is a benchmark for multi-asset class portfolios with risk profiles that become more conservative as the year 2050 approaches. The index is a composite of other indexes that represent stocks, bonds and cash.

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

•	The S&P Target Date® To 2020 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

•	The S&P Target Date® To 2030 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

•	The S&P Target Date® To 2040 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

•	The S&P Target Date® To 2050 is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite Monthly IndexSM (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e. holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Barclays Capital Credit Bond Index is an unmanaged, market capitalization weighted index that covers the U.S. dollar denominated fixed-rate, taxable bond market, with maturities of one year or more.

The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Barclays U.S. Intermediate Government Bond Index is a market-value-weighted index for government fixed-rate debt issues with maturities between one and 10 years.

The Barclays U.S. Intermediate Government Credit Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with maturities between one and 10 years.

The Barclays Capital Intermediate Government Credit A+ Bond Index measures the performance of U.S. dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Barclays Municipal Bond Index measures the performance of the U.S. dollar denominated long-term tax exempt bond market.

THE MSCI ACWI ex-U.S. Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Index includes both developed and emerging markets.

The MSCI EAFE (Europe, Australasia & Far East) Index is a free-float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

12

Madison Funds | Management’s Discussion of Fund Performance (unaudited) - concluded | April 30, 2015

The Russell 1000® Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e. rebalanced back to original constituent weight every calendar month-end).

© 2015 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Past performance is no guarantee of future results.

13

Madison Funds | April 30, 2015

Madison Conservative Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 98.5%

Bond Funds - 59.9%
iShares 1-3 Year Treasury Bond ETF	28,152	$2,389,260
iShares 7-10 Year Treasury Bond ETF	38,660	4,157,110
Madison Core Bond Fund Class Y (A)	1,582,321	16,139,669
Madison Corporate Bond Fund Class Y (A)	446,801	5,178,419
Metropolitan West Total Return Bond Fund Class I	1,405,156	15,414,560
SPDR Barclays Short-Term High Yield Bond ETF	94,841	2,782,635
Vanguard Short-Term Corporate Bond ETF	14,764	1,183,039

		47,244,692
Foreign Stock Funds - 8.4%
Madison NorthRoad International Fund Class Y (A)	120,797	1,385,536
SPDR S&P Emerging Asia Pacific ETF	4,187	391,275
Vanguard FTSE All-World ex-U.S. ETF	46,287	2,362,489
WisdomTree Europe Hedged Equity Fund	23,854	1,532,858
WisdomTree Japan Hedged Equity Fund	17,515	988,196

		6,660,354
Money Market Funds - 1.7%
State Street Institutional U.S. Government Money Market Fund	1,314,270	1,314,270

Stock Funds - 28.5%
iShares Russell Mid-Cap ETF	30,844	5,291,597
Madison Large Cap Growth Fund Class Y (A)	205,477	4,734,201
Madison Large Cap Value Fund Class Y (A)	269,824	4,522,254
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	357,396	5,518,199
SPDR Gold Shares*	10,287	1,167,266
Vanguard Health Care ETF	3,023	401,877
Vanguard Information Technology ETF	7,437	802,378

		22,437,772

TOTAL INVESTMENTS - 98.5% (Cost $74,529,439**)		77,657,088

NET OTHER ASSETS AND LIABILITIES - 1.5%		1,163,804

TOTAL NET ASSETS - 100.0%		$78,820,892

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $74,936,347.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Moderate Allocation Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 99.3%

Bond Funds - 37.1%
iShares 1-3 Year Treasury Bond ETF	27,070	$2,297,431
iShares 7-10 Year Treasury Bond ETF	53,588	5,762,318
Madison Core Bond Fund Class Y (A)	2,109,625	21,518,171
Metropolitan West Total Return Bond Fund Class I	1,748,094	19,176,590
SPDR Barclays Short-Term High Yield Bond ETF	157,502	4,621,109
Vanguard Intermediate-Term Corporate Bond ETF	17,483	1,529,762
Vanguard Short-Term Corporate Bond ETF	23,521	1,884,738

		56,790,119
Foreign Stock Funds - 14.6%
Madison NorthRoad International Fund Class Y (A)	368,503	4,226,733
SPDR S&P Emerging Asia Pacific ETF	16,372	1,529,963
Vanguard FTSE All-World ex-U.S. ETF	150,741	7,693,821
WisdomTree Europe Hedged Equity Fund	85,740	5,509,652
WisdomTree Japan Hedged Equity Fund	61,722	3,482,355

		22,442,524
Money Market Funds - 0.8%
State Street Institutional U.S. Government
Money Market Fund	1,163,899	1,163,899

Stock Funds - 46.8%
iShares Core S&P Mid-Cap ETF	89,140	13,354,955
Madison Investors Fund Class Y (A)	24,261	508,747
Madison Large Cap Growth Fund Class Y (A)	762,775	17,574,346
Madison Large Cap Value Fund Class Y (A)	1,079,613	18,094,313
Schwab Fundamental U.S. Large Company
Index Fund Institutional Shares	940,486	14,521,097
SPDR Gold Shares*	20,247	2,297,427
Vanguard Growth ETF	21,854	2,350,398
Vanguard Health Care ETF	8,477	1,126,932
Vanguard Information Technology ETF	18,048	1,947,199

		71,775,414

TOTAL INVESTMENTS - 99.3%
(Cost $140,564,604**)		152,171,956

NET OTHER ASSETS AND LIABILITIES - 0.7%		1,015,913

TOTAL NET ASSETS - 100.0%		$153,187,869

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $141,906,914.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

Madison Aggressive Allocation Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

INVESTMENT COMPANIES - 98.9%

Bond Funds - 17.0%
iShares 7-10 Year Treasury Bond ETF	11,910	$1,280,682
Madison Core Bond Fund Class Y (A)	467,823	4,771,795
Metropolitan West Total Return Bond Fund Class I	362,438	3,975,942
Vanguard Short-Term Corporate Bond ETF	9,843	788,720

		10,817,139
Foreign Stock Funds - 20.7%
Madison NorthRoad International Fund Class Y (A)	196,340	2,252,021
SPDR S&P Emerging Asia Pacific ETF	8,571	800,960
Vanguard FTSE All-World ex-U.S. ETF	101,661	5,188,778
WisdomTree Europe Hedged Equity Fund	47,946	3,081,010
WisdomTree Japan Hedged Equity Fund	31,612	1,783,549

		13,106,318
Stock Funds - 61.2%
iShares Core S&P Mid-Cap ETF	48,789	7,309,568
Madison Investors Fund Class Y (A)	22,844	479,041
Madison Large Cap Growth Fund Class Y (A)	399,464	9,203,652
Madison Large Cap Value Fund Class Y (A)	567,446	9,510,397
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	456,343	7,045,928
SPDR Gold Shares*	8,442	957,914
Vanguard Growth ETF	11,815	1,270,703
Vanguard Health Care ETF	5,214	693,149
Vanguard Information Technology ETF	10,509	1,133,816
Vanguard Value ETF	15,005	1,271,974

		38,876,142

TOTAL INVESTMENTS - 98.9%
(Cost $56,276,419**)		62,799,599

NET OTHER ASSETS AND LIABILITIES - 1.1%		724,802

TOTAL NET ASSETS - 100.0%		$63,524,401

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $56,893,946.
(A)	Affiliated Company (see Note 12).
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

14

Madison Funds | April 30, 2015

Madison Cash Reserves Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 96.3%

Fannie Mae - 29.0%
0.041%, 5/1/15 (A)	$900,000	$900,000
0.051%, 5/6/15 (A)	400,000	399,997
0.081%, 5/13/15 (A)	225,000	224,994
0.101%, 5/18/15 (A)	400,000	399,981
0.071%, 5/21/15 (A)	500,000	499,981
0.500%, 5/27/15	2,127,000	2,127,639
0.065%, 6/2/15 (A)	1,100,000	1,099,937
0.500%, 7/2/15	655,000	655,437

		6,307,966
Federal Farm Credit Bank - 4.1%
0.220%, 5/6/15	250,000	250,004
0.250%, 5/18/15	250,000	250,017
0.056%, 5/29/15 (A)	200,000	199,991
0.091%, 6/26/15 (A)	200,000	199,972

		899,984
Federal Home Loan Bank - 22.7%
0.051%, 5/1/15 (A)	260,000	260,000
0.051%, 5/6/15 (A)	250,000	249,998
0.112%, 5/8/15 (A)	300,000	299,994
0.061%, 5/15/15 (A)	200,000	199,995
0.076%, 5/15/15 (A)	1,100,000	1,099,968
0.091%, 5/20/15 (A)	200,000	199,991
0.076%, 5/29/15 (A)	250,000	249,985
0.152%, 6/1/15 (A)	175,000	174,977
0.125%, 6/2/15	300,000	300,001
0.132%, 6/10/15 (A)	200,000	199,971
0.500%, 6/12/15	400,000	400,188
0.125%, 6/19/15	300,000	300,018
0.083%, 7/24/15 (A)	1,000,000	999,809

		4,934,895
Freddie Mac - 29.0%
0.091%, 5/1/15 (A)	700,000	700,000
0.087%, 5/5/15 (A)	1,050,000	1,049,989
0.101%, 5/11/15 (A)	358,000	357,990
0.081%, 5/14/15 (A)	500,000	499,986
0.061%, 6/9/15 (A)	900,000	899,941
0.071%, 7/10/15 (A)	400,000	399,945
0.086%, 7/14/15 (A)	500,000	499,913
4.375%, 7/17/15	700,000	706,296
0.086%, 8/3/15 (A)	1,200,000	1,199,734

		6,313,794
U.S. Treasury Notes - 11.5%
0.375%, 6/15/15	1,000,000	1,000,433
1.875%, 6/30/15	750,000	752,306
0.250%, 7/15/15	750,000	750,350

		2,503,089

Total U.S. Government and Agency
Obligations (Cost $20,959,728)		20,959,728
	Shares

INVESTMENT COMPANIES - 3.9%
State Street Institutional U.S. Government Money Market Fund	856,194	856,194

Total Investment Companies
(Cost $856,194)		856,194

TOTAL INVESTMENTS - 100.2%
(Cost $21,815,922**)		21,815,922

NET OTHER ASSETS AND LIABILITIES - (0.2%)		(38,359)

TOTAL NET ASSETS - 100.0%		$21,777,563

**	Aggregate cost for Federal tax purposes was $21,815,922.
(A)	Rate noted represents annualized yield at time of purchase.

Madison Tax-Free Virginia Fund Portfolio of Investments (unaudited)

MUNICIPAL BONDS - 99.1%	Par Value	Value (Note 2)

Airport - 0.6%
Capital Region Airport Commission, (Prerefunded 7/1/15 @ $100) (AGM), 5%, 7/1/20	$125,000	$125,950

Development - 7.3%
Fairfax County Economic Development Authority, Series A, 5%, 10/1/26	150,000	182,095
Norfolk Economic Development Authority, 5%, 11/1/29	480,000	537,130
Powhatan County Economic Development Authority, 3%, 9/15/28	200,000	196,102
Prince William County Industrial Development Authority, 5.25%, 2/1/18	675,000	732,976

		1,648,303
Education - 13.6%
Henrico County Economic Development Authority, 4%, 4/15/42	220,000	222,660
University of Virginia, 5%, 6/1/40	255,000	279,439
Virginia College Building Authority, (ST APPROP), 5%, 2/1/23	500,000	603,455
Virginia College Building Authority, (ST APPROP), 5%, 9/1/26	140,000	156,689
Virginia College Building Authority, (ST APPROP), 5%, 2/1/29	375,000	422,250
Virginia Commonwealth University, Series A, 5%, 5/1/26	385,000	453,091
Virginia Public School Authority, 5%, 12/1/18	100,000	112,836
Virginia Public School Authority, (ST APPROP), 5%, 8/1/27	350,000	394,384
Virginia Public School Authority, (ST AID WITHHLDG), 3%, 8/1/33	450,000	422,604

		3,067,408
Facilities - 7.6%
Newport News Economic Development Authority, (Prerefunded 7/1/16 @ $100), 5%, 7/1/25	745,000	785,357
Stafford County & Staunton Industrial Development Authority, (Prerefunded 8/1/15 @ $100), (NATL-RE), 4.5%, 8/1/25	185,000	186,939
Stafford County & Staunton Industrial Development Authority, (Prerefunded 8/1/15 @ $100), (NATL-RE), 4.5%, 8/1/25	180,000	181,886
Stafford County & Staunton Industrial Development Authority, (Prerefunded 8/1/15 @ $100), (NATL-RE), 4.5%, 8/1/25	85,000	85,891
Stafford County & Staunton Industrial Development Authority, (NATL-RE), 4.5%, 8/1/25	250,000	250,850
Virginia Public Building Authority, 5.25%, 8/1/23	200,000	225,040

		1,715,963

General - 9.6%
Fairfax County Economic Development Authority, 4.25%, 8/1/29	340,000	361,638
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	916,625
Puerto Rico Public Finance Corp, (Escrowed To Maturity) (AMBAC)*, 5.5%, 8/1/27	100,000	126,150
Territory of Guam, 5%, 1/1/26	150,000	169,239
Virgin Islands Public Finance Authority, (NATL-RE), 5%, 10/1/23	100,000	105,085
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	255,817
Virginia Resources Authority, (MORAL OBLG), 5%, 11/1/23	200,000	238,894

		2,173,448
General Obligation - 20.5%
City of Fredericksburg VA, Series A, 3.625%, 7/15/30	400,000	411,928
City of Hampton VA, 5%, 1/15/21	250,000	282,482
City of Norfolk VA, Series A (Prerefunded 11/1/19 @ $100), 4.125%, 11/1/27	75,000	84,594
City of Portsmouth VA, Series A, (ST AID WITHHLDG), 5%, 2/1/31	635,000	733,482
City of Richmond VA, (ST AID WITHHLDG), 5%, 7/15/22	100,000	116,934
City of Roanoke VA, (ST AID WITHHLDG), 5%, 2/1/25	230,000	268,408
City of Virginia Beach VA, Series A, 4%, 8/1/22	545,000	624,434
Commonwealth of Virginia, Series B, 5%, 6/1/21	175,000	196,635
Commonwealth of Virginia, Series A, 5%, 6/1/23	500,000	615,905
Commonwealth of Virginia, 5%, 6/1/27	150,000	171,878
County of Arlington VA, (Prerefunded 1/15/17 @ $100), 5%, 1/15/25	175,000	188,178
County of Fairfax VA, (ST AID WITHHLDG), 4%, 10/1/22	250,000	287,222
County of Henrico VA, (Prerefunded 12/1/18 @ $100), 5%, 12/1/24	200,000	227,700
County of Henrico VA, 5%, 7/15/25	150,000	174,264
County of Stafford VA, (ST AID WITHHLDG), 4%, 7/1/33	100,000	106,885
Town of Leesburg VA, 5%, 1/15/41	135,000	150,753

		4,641,682

See accompanying Notes to Financial Statements.

15

Madison Funds | April 30, 2015

Madison Tax-Free Virginia Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS- continued

Medical - 8.2%
Fredericksburg Economic Development Authority, 5.25%, 6/15/18	$250,000	$275,978
Harrisonburg Industrial Development Authority, (AMBAC)*, 5%, 8/15/46	180,000	183,042
Henrico County Economic Development Authority, (NATL-RE), 6%, 8/15/16	115,000	118,966
Norfolk Economic Development Authority, 5%, 11/1/36	480,000	537,806
Roanoke Economic Development Authority, (Escrowed To Maturity) (NATL-RE), 6.125%, 7/1/17	385,000	399,064
Virginia Small Business Financing Authority, 5%, 11/1/40	300,000	330,972

		1,845,828
Multifamily Housing - 9.3%
Fairfax County Redevelopment & Housing Authority, 4.75%, 10/1/36	725,000	779,455
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	300,000	328,080
Suffolk Redevelopment & Housing Authority, 5.6%, 2/1/33	725,000	727,059
Virginia Housing Development Authority, 4.8%, 10/1/39	250,000	259,722

		2,094,316
Power - 4.3%
Chesterfield County Economic Development Authority, 5%, 5/1/23	565,000	641,054
Puerto Rico Electric Power Authority, (BHAC-CR MBIA-RE FGIC), 5.25%, 7/1/24	290,000	339,135

		980,189
Transportation - 5.4%
Puerto Rico Highways & Transportation Authority, (ASSURED GTY), 5.25%, 7/1/34	100,000	101,933
Richmond Metropolitan Authority, (Escrowed To Maturity) (NATL-RE), 5.25%, 7/15/22	60,000	69,842
Richmond Metropolitan Authority, (NATL-RE), 5.25%, 7/15/22	140,000	157,006
Virginia Commonwealth Transportation Board, Series A, 5%, 9/15/24	225,000	265,853
Virginia Commonwealth Transportation Board, 5%, 3/15/25	535,000	634,676

		1,229,310
Utilities - 1.5%
City of Richmond VA, Series A, 5%, 1/15/38	300,000	339,180

Water - 11.2%
Fairfax County Water Authority, 5.25%, 4/1/23	180,000	223,618
Fairfax County Water Authority, 5%, 4/1/27	150,000	176,557
Hampton Roads Sanitation District, (Prerefunded 4/1/18 @ $100), 5%, 4/1/33	90,000	100,338
Hampton Roads Sanitation District, 5%, 4/1/33	160,000	174,810
Henry County Public Service Authority, (AGM), 5.25%, 11/15/15	75,000	76,473
Prince William County Service Authority, 5%, 7/1/22	250,000	301,430
Upper Occoquan Sewage Authority, (NATL-RE), 5.15%, 7/1/20	500,000	558,100
Virginia Resources Authority, (ST AID WITHHLDG), 5%, 10/1/23	500,000	580,355
Virginia Resources Authority, (ST AID WITHHLDG), 4.5%, 10/1/28	160,000	182,294
Virginia Resources Authority, (Prerefunded 11/1/16 @ $100), 5%, 11/1/31	140,000	149,442
Virginia Resources Authority, 5%, 11/1/31	20,000	21,201

		2,544,618

TOTAL INVESTMENTS - 99.1% (Cost $21,655,565**)		22,406,195

NET OTHER ASSETS AND LIABILITIES - 0.9%		202,322

TOTAL NET ASSETS - 100.0%		$22,608,517

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”) On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.
**	Aggregate cost for Federal tax purposes was $21,655,565.

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
MBIA-RE	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation.
NATL-RE	National Public Finance Guarantee Corp.
ST AID WITHHLDG	State Aid Withholding.
ST APPROP	State Appropriations.

Madison Tax-Free National Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

MUNICIPAL BONDS - 98.1%

Alabama - 2.4%
Alabama Incentives Financing Authority Revenue, Series A, 5%, 9/1/29	$300,000	$340,143
Tuscaloosa Public Educational Building Authority, (ASSURED GTY), 6.375%, 7/1/28	295,000	339,943

		680,086
Arkansas - 0.7%
City of Fort Smith AR Water & Sewer Revenue, (AGM), 5%, 10/1/21	175,000	196,625

Colorado - 1.7%
El Paso County Facilities Corp., Certificate Participation, 5%, 12/1/27	400,000	469,052

Delaware - 1.5%
State of Delaware, General Obligation, Series A, 5%, 8/1/25	345,000	422,366

Florida - 16.6%
City of Port St. Lucie FL Utility System Revenue, 5%, 9/1/27	600,000	701,964
County of Miami-Dade FL, Series B, 5%, 3/1/25	525,000	619,752
Highlands County Health Facilities Authority, 5%, 11/15/20	455,000	466,798
Hillsborough County Industrial Development Authority, 5%, 10/1/34	450,000	494,644
Lee County Industrial Development Authority, 5%, 11/1/28	500,000	582,695
Orlando Utilities Commission, Series C, 5%, 10/1/22	525,000	639,760
Palm Beach County Solid Waste Authority, 5%, 10/1/24	300,000	355,635
Peace River/Manasota Regional Water Supply Authority, (AGM), 5%, 10/1/23	750,000	764,865

		4,626,113
Georgia - 4.1%
City of Atlanta GA Water & Wastewater Revenue, (AGM), 5.75%, 11/1/30	300,000	390,708
City of Columbus GA Water & Sewerage Revenue, Series A, 5%, 5/1/31	430,000	500,262
Georgia State Road & Tollway Authority, 5%, 6/1/21	90,000	102,896
Private Colleges & Universities Authority, 5%, 9/1/38	130,000	143,931

		1,137,797
Illinois - 0.8%
Regional Transportation Authority, (AMBAC GO of AUTH)*, 7.2%, 11/1/20	190,000	220,560

Indiana - 3.6%
Indiana Finance Authority, 5%, 2/1/21	400,000	465,196
Indianapolis Local Public Improvement Bond Bank, (ASSURED GTY), 5.5%, 1/1/38	475,000	537,439

		1,002,635
Iowa - 2.8%
City of Bettendorf IA, General Obligation, 5%, 6/1/28	475,000	547,865
City of Bettendorf IA, General Obligation, 5%, 6/1/30	210,000	241,116

		788,981
Kansas - 2.5%
Kansas Development Finance Authority, Series F, 4%, 6/1/27	650,000	686,458

Maryland - 5.9%
City of Rockville MD, General Obligation, Series A, 5%, 6/1/24	600,000	743,598
Maryland State Transportation Authority, Series A, 5%, 7/1/18	200,000	224,256
Montgomery County Revenue Authority, 5%, 5/1/31	600,000	687,618

		1,655,472
Massachusetts - 1.7%
Town of Belmont MA, General Obligation Ltd., 3%, 4/15/28	480,000	483,754

Michigan - 3.4%
Detroit City School District, General Obligation, (FGIC Q-SBLF), 6%, 5/1/20	400,000	476,656
Redford Unified School District No. 1, General Obligation, (AMBAC Q-SBLF)*, 5%, 5/1/22	410,000	472,267

		948,923

See accompanying Notes to Financial Statements.

16

Madison Funds | April 30, 2015

Madison Tax-Free National Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MUNICIPAL BONDS - continued

Missouri - 4.6%
County of St Louis MO, (Escrowed To Maturity), 5.65%, 2/1/20	$500,000	$592,045
Springfield School District No. R-12, General Obligation, Series B, (ST AID DIR DEP), 5%, 3/1/25	400,000	493,268
St Louis Industrial Development Authority, 6.65%, 5/1/16	200,000	212,118

		1,297,431
New Jersey - 3.9%
City of Elizabeth NJ, General Obligation, (AGM), 3%, 4/1/24	300,000	308,997
New Jersey State Turnpike Authority, (BHAC-CR FSA), 5.25%, 1/1/28	250,000	303,270
New Jersey State Turnpike Authority, Series A, (BHAC-CR FSA), 5.25%, 1/1/29	250,000	303,850
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	166,194

		1,082,311
New Mexico - 1.7%
Farmington Municipal School District No. 5, General Obligation, Series A, (ST AID WITHHLDG), 3%, 9/1/23	450,000	479,551

New York - 3.1%
New York State Dormitory Authority, (BHAC-CR AMBAC)*, 5.5%, 7/1/31	250,000	317,282
Port Authority of New York & New Jersey, (GO of AUTH), 5.375%, 3/1/28	455,000	553,790

		871,072
North Carolina - 5.2%
North Carolina Medical Care Commission, (HUD SECT 8), 5.5%, 10/1/24	500,000	506,595
State of North Carolina, 4.5%, 5/1/27	200,000	221,102
State of North Carolina, General Obligation, Series D, 4%, 6/1/21	100,000	114,270
Town of Cary NC Combined Utility Systems Revenue, 5%, 12/1/23	500,000	611,595

		1,453,562
Ohio - 2.1%
Cleveland-Cuyahoga County Port Authority, 5%, 7/1/24	500,000	592,715

Pennsylvania - 1.3%
Lehigh County General Purpose Authority, (NATL-RE GO of HOSP), 7%, 7/1/16	335,000	349,603

South Carolina - 8.7%
Anderson County School District No. 1, General Obligation, Series A, (SCSDE), 5%, 3/1/25	720,000	890,021
City of Bennettsville SC Combined Utility System Revenue, (BAM), 3.5%, 2/1/24	465,000	502,256
County of Richland SC, General Obligation, Series A, (ST AID WITHHLDG), 4%, 3/1/27	495,000	549,306
York County School District No. 1, General Obligation, (SCSDE), 5%, 3/1/27	440,000	499,448

		2,441,031
Tennessee - 1.7%
Gibson County Special School District, (BAM), 5%, 4/1/26	300,000	357,429
Jackson Energy Authority, 4.75%, 6/1/25	100,000	115,130

		472,559
Texas - 8.9%
Beaumont Independent School District, General Obligation, (PSF-GTD), 4.75%, 2/15/38	300,000	323,352
City of San Antonio TX, Water System Revenue, 5.125%, 5/15/29	500,000	563,520
Liberty Hill Independent School District, General Obligation, (PSF-GTD), 5%, 8/1/26	410,000	469,437
Mueller Local Government Corp, 5%, 9/1/25	500,000	529,680
San Jacinto River Authority, (BAM), 4%, 10/1/23	200,000	221,494
State of Texas, General Obligation, 5%, 8/1/27	330,000	379,015

		2,486,498
Virginia - 5.5%
County of Stafford VA, General Obligation, (ST AID WITHHLDG), 4%, 7/1/33	150,000	160,328
Fairfax County Redevelopment & Housing Authority, 5%, 10/1/39	265,000	289,804
Newport News Economic Development Authority, Series A, (MUN GOVT GTD), 5%, 7/1/25	500,000	593,300
Virginia Commonwealth Transportation Board, 5%, 3/15/23	200,000	238,142
Virginia Housing Development Authority 4.8%, 10/1/39	250,000	259,722

		1,541,296
Washington - 2.9%
State of Washington, General Obligation, Series E, 5%, 2/1/29	205,000	240,084
University of Washington, 5%, 7/1/32	500,000	570,165

		810,249
Wisconsin - 0.8%
Wisconsin Health & Educational Facilities Authority, 5.25%, 10/1/21	200,000	210,218

TOTAL INVESTMENTS - 98.1% (Cost $26,091,602**)		27,406,918

NET OTHER ASSETS AND LIABILITIES - 1.9%		518,109

TOTAL NET ASSETS - 100.0%		$27,925,027

*	This bond is covered by insurance issued by Ambac Assurance Corporation (“AMBAC”) On November 8, 2010, Ambac Financial Group, Inc., the holding company of AMBAC, announced that it had filed for Chapter 11 bankruptcy protection. The impact that this event may have on the ability of AMBAC to guarantee timely payment of principal and interest on these bonds, should they default, is not known at this time.
**	Aggregate cost for Federal tax purposes was $26,091,602.

AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Indemnity Corp.
ASSURED GTY	Assured Guaranty.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assurance.
GO of AUTH	General Obligation of the Authority.
GO of HOSP	General Obligation of the Hospital District.
HUD SECT 8	HUD Insured Multifamily Housing.
MUN GOVT GTD	General Obligation Guarantee of the Municipality.
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
Q-SBLF	Qualified School Board Loan Fund.
SCSDE	South Carolina School District-Enhanced (State of SC’s Intercept program).
ST AID DIR DEP	State Aid Direct Deposit.
ST AID WITHHLDG	State Aid Withholding.

See accompanying Notes to Financial Statements.

17

Madison Funds | April 30, 2015

Madison Government Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES - 18.1%

Fannie Mae - 8.8%
5.5%, 2/1/18 Pool # 555345	$3,161	$3,314
5%, 6/1/18 Pool # 555545	8,145	8,560
3.5%, 8/1/29 Pool # MA2003	93,617	99,464
6.5%, 5/1/32 Pool # 636758	1,865	2,149
6.5%, 6/1/32 Pool # 254346	3,962	4,627
6%, 8/1/32 Pool # 254405	5,641	6,499
4%, 12/1/34 Pool # MA2121	161,038	173,823
4.5%, 12/1/35 Pool # 745147	28,550	31,214
5.5%, 1/1/38 Pool # 953589	6,016	6,801

		336,451
Freddie Mac - 8.4%
5.5%, 8/1/17 Pool # E90778	2,557	2,683
4.5%, 11/1/23 Pool # G13342	8,075	8,651
3%, 12/1/26 Pool # J17506	60,994	64,066
3%, 1/1/27 Pool # G18420	42,322	44,374
6.5%, 6/1/32 Pool # C01364	3,910	4,491
4%, 10/1/40 Pool # A94362	87,272	94,543
4%, 1/1/45 Pool # G08624	98,575	105,298

		324,106
Ginnie Mae - 0.9%
7%, 9/20/27 Pool # E2483	3,125	3,735
6%, 2/15/38 Pool # 676516	4,859	5,530
4%, 4/15/39 Pool # 698089	23,522	25,430

		34,695

Total Mortgage Backed Securities
(Cost $676,662)		695,252

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 80.7%

Fannie Mae - 31.5%
2.375%, 7/28/15	200,000	201,099
1.625%, 10/26/15	200,000	201,473
0.500%, 3/30/16	150,000	150,282
2.375%, 4/11/16	250,000	254,758
1.250%, 1/30/17	400,000	404,212

		1,211,824
Federal Home Loan Bank - 10.1%
0.625%, 11/27/18 (A)	100,000	100,161
3.375%, 6/12/20	265,000	286,539

		386,700
Freddie Mac - 22.4%
2.500%, 5/27/16	350,000	357,889
1.000%, 3/8/17	100,000	100,633
1.250%, 5/12/17	300,000	303,224
0.875%, 3/7/18	100,000	99,802

		861,548
U.S. Treasury Notes - 16.7%
0.750%, 6/30/17	50,000	50,094
0.750%, 12/31/17	100,000	99,773
3.750%, 11/15/18	150,000	163,816
1.125%, 5/31/19	50,000	49,734
2.000%, 7/31/20	50,000	51,262
2.000%, 2/15/23	15,000	15,135
2.500%, 8/15/23	85,000	88,739
2.250%, 11/15/24	120,000	122,222

		640,775

Total U.S. Government and Agency
Obligations (Cost $3,062,656)		3,100,847
	Shares

SHORT-TERM INVESTMENTS - 0.7%
State Street Institutional U.S. Government Money Market Fund	25,109	25,109

Total Short-Term Investments
(Cost $25,109)		25,109

TOTAL INVESTMENTS - 99.5% (Cost $3,764,427**)		3,821,208

NET OTHER ASSETS AND LIABILITIES - 0.5%		17,908

TOTAL NET ASSETS - 100.0%		$3,839,116

**	Aggregate cost for Federal tax purposes was $3,764,427.
(A)	Stepped rate security. Rate shown is as of April 30, 2015.

Madison High Quality Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 35.6%

Consumer Discretionary - 6.0%
Comcast Corp., 3.125%, 7/15/22	$2,000,000	$2,065,010
Home Depot Inc./The, 2%, 6/15/19	2,000,000	2,032,442
Target Corp., 2.9%, 1/15/22	2,000,000	2,051,994
Walt Disney Co./The, MTN, 1.1%, 12/1/17	750,000	751,746

		6,901,192
Consumer Staples - 3.6%
Coca-Cola Co./The, 2.45%, 11/1/20	1,500,000	1,541,806
Sysco Corp., 5.25%, 2/12/18	1,000,000	1,103,988
Wal-Mart Stores Inc., 4.5%, 7/1/15	1,500,000	1,510,178

		4,155,972
Energy - 1.4%
Chevron Corp., 2.427%, 6/24/20	1,500,000	1,549,806

Financials - 10.8%
American Express Credit Corp., MTN, 1.75%, 6/12/15	750,000	751,087
Bank of New York Mellon Corp./The, MTN, 1.35%, 3/6/18	500,000	499,599
General Electric Capital Corp., MTN, 5.625%, 9/15/17	2,000,000	2,206,964
John Deere Capital Corp., MTN, 1.4%, 3/15/17	2,000,000	2,022,006
JPMorgan Chase & Co., 2.25%, 1/23/20	2,000,000	1,994,398
Simon Property Group L.P., 4.125%, 12/1/21	1,750,000	1,913,966
US BanCorp, MTN, 1.95%, 11/15/18	750,000	761,323
Wells Fargo & Co., 5.625%, 12/11/17	2,000,000	2,213,462

		12,362,805
Health Care - 4.0%
Baxter International Inc., 1.85%, 6/15/18	1,500,000	1,510,019
Merck & Co. Inc., 1.85%, 2/10/20	1,500,000	1,505,262
UnitedHealth Group Inc., 2.875%, 3/15/23	1,500,000	1,514,644

		4,529,925
Industrials - 1.5%
United Parcel Service Inc., 5.5%, 1/15/18	1,500,000	1,671,170

Information Technology - 8.3%
Cisco Systems Inc., 5.5%, 2/22/16	2,000,000	2,080,936
EMC Corp., 2.65%, 6/1/20	750,000	768,553
Intel Corp., 1.95%, 10/1/16	2,000,000	2,036,654
Microsoft Corp., 3%, 10/1/20	1,500,000	1,580,205
Texas Instruments Inc., 2.375%, 5/16/16	2,000,000	2,040,718

		9,480,986

Total Corporate Notes and Bonds
(Cost $39,879,416)		40,651,856

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.45%

Fannie Mae - 13.9%
1.250%, 9/28/16	4,000,000	4,041,760
1.375%, 11/15/16	4,500,000	4,556,133
1.250%, 1/30/17	4,750,000	4,800,022
0.875%, 2/8/18	2,500,000	2,491,835

		1.5,889,750
Freddie Mac - 5.4%
2.500%, 5/27/16	5,000,000	5,112,705
2.375%, 1/13/22	1,000,000	1,021,819

		6,134,524
U.S. Treasury Notes - 35.2%
0.375%, 3/31/16	4,000,000	4,004,688
1.000%, 8/31/16	4,000,000	4,030,936
0.875%, 1/31/17	4,000,000	4,024,064
3.000%, 2/28/17	4,000,000	4,178,436
3.875%, 5/15/18	3,500,000	3,808,984
1.500%, 12/31/18	2,500,000	2,530,665
1.250%, 1/31/19	5,250,000	5,263,944
1.500%, 3/31/19	2,250,000	2,274,257
3.125%, 5/15/19	3,000,000	3,220,077
3.625%, 2/15/20	2,000,000	2,205,156
2.625%, 11/15/20	2,000,000	2,110,156
2.500%, 8/15/23	2,500,000	2,609,960

		40,261,323

Total U.S. Government and Agency
Obligations (Cost $61,748,453)		62,285,597
	Shares

SHORT-TERM INVESTMENTS - 8.3%
State Street Institutional U.S. Government
Money Market Fund	9,507,595	9,507,595

Total Short-Term Investments
(Cost $9,507,595)		9,507,595

TOTAL INVESTMENTS - 98.4%
(Cost $111,135,464**)		112,445,048

NET OTHER ASSETS AND LIABILITIES - 1.6%		1,782,960

TOTAL NET ASSETS - 100.0%		$114,228,008

**	Aggregate cost for Federal tax purposes was $111,135,464.
MTN	Medium Term Note.

See accompanying Notes to Financial Statements.

18

Madison Funds | April 30, 2015

Madison Core Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES - 3.9%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	$64,040	$66,840
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	750,000	752,902
CarMax Auto Owner Trust, Series 2015-1, Class A2, 0.88%, 3/15/18	1,000,000	1,000,702
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	750,000	749,672
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	775,000	775,491
GreatAmerica Leasing Receivables, Series 2015-1, Class A2 (B) (C), 1.12%, 6/20/17	500,000	500,667
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	275,000	275,194
John Deere Owner Trust, Series 2014-B, Class A2A, 0.54%, 7/17/17	600,000	600,114
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.9%, 12/16/19	1,125,000	1,125,551
Santander Drive Auto Receivables Trust, Series 2012-6, Class B, 1.33%, 5/15/17	235,949	236,034
Santander Drive Auto Receivables Trust, Series 2013-3 Class B, 1.19%, 5/15/18	625,000	626,072
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	1,000,000	1,012,199
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	625,000	625,444
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B) (C), 0.82%, 4/16/18	500,000	499,305

Total Asset Backed Securities
(Cost $8,841,180)		8,846,187

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.7%
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class A4 (A), 5.405%, 12/11/40	1,150,580	1,164,686
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B) (C), 3.887%, 2/25/45	1,250,000	1,302,840
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4 (A), 5.865%, 5/12/39	600,000	615,085
Morgan Stanley Capital I Trust, Series 2005- IQ10, Class A4A (A), 5.23%, 9/15/42	760,007	761,228

Total Commercial Mortgage-Backed
Securities (Cost $3,948,491)		3,843,839

CORPORATE NOTES AND BONDS - 26.9%

Consumer Discretionary - 5.1%
AARP, Inc. (B) (C), 7.5%, 5/1/31	750,000	1,042,540
Advance Auto Parts Inc., 4.5%, 12/1/23	550,000	583,063
AutoZone Inc., 1.3%, 1/13/17	1,400,000	1,404,479
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 3.5%, 3/1/16	750,000	765,457
DR Horton Inc., 3.75%, 3/1/19	475,000	480,938
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	575,000	720,837
Georgia-Pacific LLC (B) (C), 3.163%, 11/15/21	1,000,000	1,016,201
GLP Capital L.P./GLP Financing II Inc., 4.875%, 11/1/20	275,000	279,813
Hasbro Inc., 3.15%, 5/15/21	300,000	305,763
Intelsat Jackson Holding SA (D), 5.5%, 8/1/23	500,000	470,625
Nissan Motor Acceptance Corp (B) (C), 2.65%, 9/26/18	500,000	515,023
Priceline Group Inc./The, 3.65%, 3/15/25	1,000,000	1,019,041
QVC Inc., 3.125%, 4/1/19	800,000	804,448
Sirius XM Radio Inc. (B) (C), 6%, 7/15/24	525,000	544,687
Toll Brothers Finance Corp., 4%, 12/31/18	450,000	463,500
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	1,000,000	1,028,998

		11,445,413
Consumer Staples - 2.0%
CVS Health Corp., 5.75%, 6/1/17	464,000	507,950
JM Smucker Co./The (B) (C), 3.5%, 3/15/25	1,000,000	1,006,971
Kraft Foods Group Inc., 3.5%, 6/6/22	1,000,000	1,022,319
Kroger Co./The, 2.95%, 11/1/21	1,000,000	1,017,419
Sysco Corp., 4.35%, 10/2/34	1,000,000	1,024,580

		4,579,239
Energy - 4.3%
Access Midstream Partners L.P./ACMP Finance Corp., 4.875%, 5/15/23	750,000	760,928
Antero Resources Corp. (B) (C), 5.625%, 6/1/23	300,000	306,375
Energy Transfer Partners L.P., 4.15%, 10/1/20	750,000	793,670
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., 6.75%, 2/1/22	600,000	641,400
Helmerich & Payne International Drilling Co. (B) (C), 4.65%, 3/15/25	1,000,000	1,051,784
Hess Corp., 7.875%, 10/1/29	240,000	313,855
Kinder Morgan Inc. (B) (C), 5%, 2/15/21	1,000,000	1,078,808
Phillips 66, 4.65%, 11/15/34	500,000	523,197
Phillips 66 Partners L.P., 3.605%, 2/15/25	1,300,000	1,289,285
Transocean Inc. (D), 6%, 3/15/18	850,000	847,875
Valero Energy Corp., 6.625%, 6/15/37	1,000,000	1,224,968
Williams Cos. Inc./The, 4.55%, 6/24/24	950,000	933,868

		9,766,013
Financials - 6.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (B) (C) (D), 3.75%, 5/15/19	450,000	455,625
Air Lease Corp., 3.875%, 4/1/21	450,000	464,625
Air Lease Corp., 3.75%, 2/1/22	1,000,000	1,011,864
American International Group Inc., 3.875%, 1/15/35	1,000,000	973,618
Apollo Management Holdings L.P. (B) (C), 4%, 5/30/24	1,000,000	1,022,848
Bank of America Corp., 2.65%, 4/1/19	1,000,000	1,017,206
Bank of America Corp., MTN, 3.3%, 1/11/23	200,000	200,455
BB&T Corp., MTN, 2.25%, 2/1/19	400,000	404,743
Glencore Funding LLC (B) (C), 3.125%, 4/29/19	825,000	840,427
Goldman Sachs Group Inc./The, 2.625%, 1/31/19	500,000	509,148
Invesco Finance PLC (D), 4%, 1/30/24	450,000	475,617
JPMorgan Chase & Co., 3.125%, 1/23/25	1,000,000	986,681
KeyCorp., MTN, 5.1%, 3/24/21	250,000	282,696
Lehman Brothers Holdings Inc* (E), 5.75%, 1/3/17	520,000	52
Liberty Mutual Group Inc. (B) (C), 4.25%, 6/15/23	1,250,000	1,323,287
New York Life Global Funding (B) (C), 1.95%, 2/11/20	1,000,000	997,605
Senior Housing Properties Trust, 3.25%, 5/1/19	800,000	812,069
Synchrony Financial, 3.75%, 8/15/21	700,000	722,480
UBS AG/Stamford CT (D), 5.75%, 4/25/18	122,000	136,530
Wells Fargo & Co., MTN, 3%, 2/19/25	1,000,000	986,104

		13,623,680
Health Care - 2.5%
AbbVie Inc., 2%, 11/6/18	1,100,000	1,103,200
Actavis Funding SCS (D), 4.75%, 3/15/45	1,565,000	1,582,119
Forest Laboratories Inc. (B) (C), 5%, 12/15/21	200,000	221,094
Genentech Inc., 5.25%, 7/15/35	325,000	398,644
HCA Inc., 3.75%, 3/15/19	450,000	463,500
Laboratory Corp. of America Holdings, 3.6%, 2/1/25	1,000,000	996,228
Omnicare Inc., 4.75%, 12/1/22	500,000	546,250
Wyeth LLC, 6.5%, 2/1/34	230,000	304,724

		5,615,759
Industrials - 1.3%
ADT Corp./The, 4.125%, 4/15/19	475,000	482,410
Boeing Co./The, 8.625%, 11/15/31	240,000	375,599
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	285,000	358,778
Crane Co., 2.75%, 12/15/18	450,000	461,716
Norfolk Southern Corp., 7.05%, 5/1/37	390,000	538,737
Textron Inc., 3.875%, 3/1/25	300,000	307,708
United Rentals North America Inc., 6.125%, 6/15/23	400,000	419,300

		2,944,248
Information Technology - 1.5%
CDW LLC/CDW Finance Corp., 5%, 9/1/23	200,000	206,000
First Data Corp. (B) (C), 7.375%, 6/15/19	550,000	571,312
Intuit Inc., 5.75%, 3/15/17	1,100,000	1,187,622
Microsoft Corp., 3.5%, 2/12/35	1,000,000	953,067
Xilinx Inc., 3%, 3/15/21	500,000	514,847

		3,432,848
Materials - 1.0%
Agrium Inc. (D), 3.375%, 3/15/25	300,000	297,479
Alcoa Inc., 5.125%, 10/1/24	200,000	215,585
Packaging Corp. of America, 3.65%, 9/15/24	1,000,000	1,008,046
Weyerhaeuser Co., 7.375%, 3/15/32	500,000	657,937

		2,179,047
Telecommunication Services - 2.0%
AT&T Inc., 4.75%, 5/15/46	325,000	317,732
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	525,000	757,956
Harris Corp., 5.054%, 4/27/45	1,000,000	1,002,018
Verizon Communications Inc., 3.45%, 3/15/21	1,500,000	1,562,835
Verizon Communications Inc., 4.4%, 11/1/34	1,000,000	981,925

		4,622,466
Utilities - 1.2%
Black Hills Corp., 4.25%, 11/30/23	950,000	1,011,939
Sierra Pacific Power Co., Series M, 6%, 5/15/16	650,000	684,944
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	982,948

		2,679,831

Total Corporate Notes and Bonds
(Cost $59,295,840)		60,888,544

LONG TERM MUNICIPAL BONDS - 12.6%
Chicago IL O’Hare International Airport Revenue, Series A, (NATL-RE), 5%, 1/1/33	955,000	977,977
City of Laredo TX, General Obligation, 6.566%, 2/15/39	1,500,000	1,689,555
City of Los Angeles CA Wastewater System
Revenue, Series A, (NATL-RE), 4.75%, 6/1/35	1,690,000	1,692,822
City of Reading PA, General Obligation, (AGM), 5.3%, 11/1/33	1,500,000	1,535,010
County of Bexar TX, General Obligation, Series C, 6.628%, 6/15/39	1,800,000	2,042,910
County of Palm Beach FL Revenue, 5%, 11/1/33	1,880,000	2,034,517

See accompanying Notes to Financial Statements.

19

Madison Funds | April 30, 2015

Madison Core Bond Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

LONG TERM MUNICIPAL BONDS - continued
East Baton Rouge Sewerage Commission Revenue, 6.087%, 2/1/45	$2,000,000	$2,228,940
Johnstown-Monroe Local School District, General Obligation, 5%, 12/1/40	1,000,000	1,110,280
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	1,000,000	1,155,450
Metropolitan Water District of Southern California Revenue, 6.538%, 7/1/39	420,000	482,614
New York City Water & Sewer System Revenue, 6.491%, 6/15/42	1,025,000	1,180,564
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	1,600,000	1,769,232
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	1,000,000	1,151,850
South Dakota State Building Authority Revenue, Series F, 4.7%, 6/1/32	1,250,000	1,269,463
State of Iowa Revenue, 6.75%, 6/1/34	2,000,000	2,308,540
Tulsa OK Public Facilities Authority Revenue, Series B, 6.6%, 11/15/29	1,400,000	1,561,798
University of New Mexico, Series A, (AGM), 5%, 6/1/36	1,750,000	1,879,710
West Contra Costa Unified School District, General Obligation, 8.46%, 8/1/34	2,000,000	2,407,180

Total Long Term Municipal Bonds
(Cost $28,404,195)		28,478,412

MORTGAGE BACKED SECURITIES - 23.2%

Fannie Mae - 14.0%
5.5%, 4/1/16 Pool # 745444	14,554	15,260
6%, 5/1/16 Pool # 582558	1,575	1,599
5.5%, 2/1/18 Pool # 673194	48,575	50,932
5%, 2/1/19 Pool # 725341	7,129	7,566
5%, 5/1/20 Pool # 813965	94,473	101,976
4.5%, 9/1/20 Pool # 835465	89,408	94,141
5.5%, 3/1/21 Pool # 837199	14,770	15,935
6%, 3/1/21 Pool # 745406	12,464	13,424
6%, 5/1/21 Pool # 253847	12,043	13,743
4.5%, 4/1/23 Pool # 974401	190,837	204,264
4.5%, 6/1/23 Pool # 984075	87,663	93,798
3%, 12/1/26 Pool # AB4086	805,114	844,027
3%, 3/1/27 Pool # AK6784	1,604,571	1,682,134
3%, 5/1/27 Pool # AL1715	1,187,416	1,244,765
3.5%, 5/1/29 Pool # AW3740	1,611,159	1,725,643
3.5%, 8/1/29 Pool # MA2003	1,404,250	1,491,954
3.5%, 10/1/29 Pool # AX3155	717,757	770,346
7%, 12/1/29 Pool # 762813	14,381	15,938
7%, 11/1/31 Pool # 607515	14,920	17,674
6.5%, 3/1/32 Pool # 631377	58,643	67,568
6.5%, 5/1/32 Pool # 636758	2,487	2,865
7%, 5/1/32 Pool # 644591	1,797	2,026
6.5%, 6/1/32 Pool # 545691	133,986	155,944
5%, 10/1/33 Pool # 254903	134,495	151,184
5.5%, 11/1/33 Pool # 555880	161,745	184,091
5%, 5/1/34 Pool # 775604	17,725	19,798
5%, 5/1/34 Pool # 780890	72,631	81,285
5%, 6/1/34 Pool # 255230	30,223	33,836
7%, 7/1/34 Pool # 792636	8,317	8,728
4%, 2/1/35 Pool # MA2177	1,478,143	1,595,504
5%, 8/1/35 Pool # 829670	144,740	161,264
5%, 9/1/35 Pool # 820347	180,939	205,356
5%, 9/1/35 Pool # 835699	168,588	191,183
5%, 11/1/35 Pool # 844809	61,787	68,869
4.5%, 12/1/35 Pool # 745147	28,550	31,214
5%, 12/1/35 Pool # 850561	72,512	80,810
5%, 2/1/36 Pool # 745275	28,102	31,331
5%, 3/1/36 Pool # 745355	37,325	41,562
6%, 11/1/36 Pool # 902510	136,947	158,681
5.5%, 5/1/37 Pool # 928292	224,094	256,574
6%, 10/1/37 Pool # 947563	172,525	200,106
6.5%, 12/1/37 Pool # 889072	166,312	193,400
5%, 4/1/38 Pool # 889260	35,168	39,121
6.5%, 8/1/38 Pool # 987711	278,589	323,043
4.5%, 8/1/40 Pool # AD8243	161,452	176,238
4%, 9/1/40 Pool # AE3039	1,383,338	1,496,523
4%, 1/1/41 Pool # AB2080	1,096,737	1,181,444
5.5%, 7/1/41 Pool # AL6588	1,218,362	1,384,515
4%, 9/1/41 Pool # AJ1406	1,016,948	1,087,156
4%, 10/1/41 Pool # AJ4046	1,346,411	1,457,062
4%, 3/1/42 Pool # AL1998	2,059,545	2,228,658
3.5%, 6/1/42 Pool # AO4134	1,928,191	2,027,185
3.5%, 8/1/42 Pool # AP2133	1,123,121	1,178,323
3%, 9/1/42 Pool # AP6568	165,831	169,283
3.5%, 9/1/42 Pool # AB6228	605,385	635,371
3.5%, 12/1/42 Pool # AQ8892	183,509	192,480
3%, 2/1/43 Pool # AL3072	1,444,166	1,474,254
3.5%, 4/1/43 Pool # AR9902	581,900	615,431
3.5%, 4/1/43 Pool # AT2887	517,512	544,129
4.5%, 2/1/45 Pool # MA2193	1,478,845	1,622,839
3.5%, 3/25/30 Series 2015-12, Class NI	3,648,926	575,864
6%, 12/25/31 Series 2001-73, Class GZ	507,759	580,509
5.5%, 9/25/35 Series 2005-79, Class LT	365,145	411,272

		31,728,998
Freddie Mac - 9.1%
5%, 5/1/18 Pool # E96322	40,400	42,409
5%, 2/1/21 Pool # G11911	14,268	15,185
4.5%, 4/1/23 Pool # J07302	29,239	31,331
4.5%, 11/1/23 Pool # G13342	16,150	17,302
3%, 12/1/26 Pool # J17506	121,987	128,132
3%, 1/1/27 Pool # G18420	63,483	66,561
3%, 8/1/27 Pool # J19899	1,199,572	1,263,722
8%, 6/1/30 Pool # C01005	1,327	1,693
7%, 3/1/31 Pool # C48133	7,077	7,102
6.5%, 1/1/32 Pool # C62333	31,169	35,805
3.5%, 8/1/32 Pool # C91485	258,207	271,933
5%, 7/1/33 Pool # A11325	349,885	393,390
4.5%, 6/1/34 Pool # C01856	939,048	1,026,081
5%, 4/1/35 Pool # A32315	54,848	61,447
5%, 4/1/35 Pool # A32316	58,624	65,757
6.5%, 11/1/36 Pool # C02660	19,581	22,494
5.5%, 11/1/37 Pool # A68787	297,813	342,134
5%, 9/1/38 Pool # G04815	15,723	17,457
5.5%, 12/1/38 Pool # G05267	1,190,011	1,342,430
5%, 2/1/39 Pool # G05572	494,595	552,161
5%, 10/1/39 Pool # A89335	1,402,186	1,571,558
3.5%, 11/1/40 Pool # G06168	951,393	996,654
4%, 10/1/41 Pool # Q04092	1,646,502	1,771,909
4.5%, 3/1/42 Pool # G07491	1,275,223	1,389,622
3%, 9/1/42 Pool # C04233	953,116	970,578
3%, 2/1/43 Pool # Q15767	173,912	177,089
3%, 4/1/43 Pool # V80025	664,330	676,338
3%, 4/1/43 Pool # V80026	670,281	682,334
4%, 1/1/45 Pool # G08624	1,971,505	2,105,967
3%, 12/15/26 Series 3978, Class B	4,636,000	4,803,921

		20,850,496
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	456	457
6.5%, 2/20/29 Pool # 2714	16,900	20,012
6.5%, 4/20/31 Pool # 3068	8,140	9,800
4%, 4/15/39 Pool # 698089	88,209	95,363

		125,632

Total Mortgage Backed Securities
(Cost $51,253,632)		52,705,126

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 30.5%

Fannie Mae- 0.8%
2.000%, 6/28/27 (F)	650,000	648,901
3.000%, 5/24/32 (F)	1,250,000	1,251,942

		1,900,843
Federal Farm Credit Bank - 0.2%
5.875%, 10/3/16	500,000	537,369

Federal Home Loan Bank - 0.7%
0.625%, 11/27/18 (F)	1,500,000	1,502,406

Freddie Mac - 0.2%
5.000%, 2/16/17	450,000	484,819

U.S. Treasury Bonds - 5.0%
6.625%, 2/15/27	2,000,000	2,927,344
5.375%, 2/15/31	1,250,000	1,743,360
4.500%, 5/15/38	4,750,000	6,277,420
3.750%, 8/15/41	250,000	299,824

		11,247,948
U.S. Treasury Notes - 23.6%
0.375%, 10/31/16	2,750,000	2,746,348
2.750%, 11/30/16	5,000,000	5,178,515
0.875%, 1/31/17	2,500,000	2,515,040
3.125%, 1/31/17	3,800,000	3,972,782
0.750%, 3/15/17	3,600,000	3,612,377
2.375%, 7/31/17	2,200,000	2,283,186
1.875%, 10/31/17	3,000,000	3,081,798
4.250%, 11/15/17	2,550,000	2,772,926
2.625%, 1/31/18	3,000,000	3,144,609
2.750%, 2/28/18	3,000,000	3,156,564
3.875%, 5/15/18	2,750,000	2,992,773
1.375%, 2/28/19	3,000,000	3,018,984
3.625%, 8/15/19	2,750,000	3,015,117
2.625%, 11/15/20	1,350,000	1,424,355
3.125%, 5/15/21	3,750,000	4,061,426
2.125%, 8/15/21	3,650,000	3,735,549
2.750%, 2/15/24	2,500,000	2,655,860

		53,368,209

Total U.S. Government and Agency
Obligations (Cost $65,253,648)		69,041,594
	Shares

SHORT-TERM INVESTMENTS - 0.6%
State Street Institutional U.S. Government Money Market Fund	1,340,980	1,340,980

Total Short-Term Investments
(Cost $1,340,980)		1,340,980

TOTAL INVESTMENTS - 99.4%
(Cost $218,337,966**)		225,144,682

NET OTHER ASSETS AND LIABILITIES - 0.6%		1,386,965

TOTAL NET ASSETS - 100.0%		$226,531,647

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $218,337,966.
(A)	Floating rate or variable rate note. Rate shown is as of April 30, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars The aggregate of these securities is 1.9% of total net assets.
(E)	In default. Issuer is bankrupt.
(F)	Stepped rate security. Rate shown is as of April 30, 2015.

AGM	Assured Guaranty Municipal Corp.
MTN	Medium Term Note.
NATL-RE	National Public Finance Guarantee Corp.
PLC	Public Limited Company.
PSF-GTD	Permanent School Fund Guaranteed.

See accompanying Notes to Financial Statements.

20

Madison Funds | April 30, 2015

Madison Corporate Bond Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 90.1%

Consumer Discretionary - 11.9%
Advance Auto Parts Inc., 4.5%, 12/1/23	$50,000	$53,006
Amazon.com Inc., 3.8%, 12/5/24	200,000	208,046
AutoZone Inc., 1.3%, 1/13/17	200,000	200,640
Comcast Corp., 6.45%, 3/15/37	300,000	395,107
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., 5%, 3/1/21	300,000	331,946
Discovery Communications LLC, 3.25%, 4/1/23	100,000	99,165
DR Horton Inc., 3.75%, 3/1/19	50,000	50,625
Georgia-Pacific LLC (A) (B), 3.163%, 11/15/21	100,000	101,620
GLP Capital L.P./GLP Financing II Inc., 4.875%, 11/1/20	25,000	25,438
Hasbro Inc., 3.15%, 5/15/21	200,000	203,842
Intelsat Jackson Holding SA (C), 5.5%, 8/1/23	50,000	47,062
Nissan Motor Acceptance Corp. (A) (B), 2.65%, 9/26/18	50,000	51,502
Priceline Group Inc./The, 3.65%, 3/15/25	200,000	203,808
QVC Inc., 3.125%, 4/1/19	200,000	201,112
Sirius XM Radio Inc (A) (B), 6%, 7/15/24	125,000	129,687
Target Corp., 5.375%, 5/1/17	300,000	326,479
Time Warner Inc., 6.25%, 3/29/41	250,000	310,259
Toll Brothers Finance Corp., 4%, 12/31/18	50,000	51,500
Viacom Inc., 3.25%, 3/15/23	100,000	98,185
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	150,000	154,350

		3,243,379
Consumer Staples - 7.2%
Costco Wholesale Corp., 2.25%, 2/15/22	200,000	198,123
CVS Health Corp., 3.375%, 8/12/24	200,000	206,113
General Mills Inc., 5.65%, 2/15/19	200,000	226,251
JM Smucker Co./The (A) (B), 3.5%, 3/15/25	200,000	201,394
Kellogg Co., 1.875%, 11/17/16	300,000	304,545
Kraft Foods Group Inc., 3.5%, 6/6/22	200,000	204,464
Sysco Corp., 0.55%, 6/12/15	200,000	200,049
Sysco Corp., 3.5%, 10/2/24	150,000	154,200
Sysco Corp., 4.35%, 10/2/34	50,000	51,229
Wal-Mart Stores Inc., 3.25%, 10/25/20	200,000	213,833

		1,960,201
Energy - 12.0%
Access Midstream Partners L.P./ACMP Finance Corp., 4.875%, 5/15/23	100,000	101,457
Antero Resources Corp. (A) (B), 5.625%, 6/1/23	50,000	51,063
Calumet Specialty Products Partners L.P./Calumet Finance Corp., 6.5%, 4/15/21	100,000	99,500
Chevron Corp., 3.191%, 6/24/23	200,000	206,921
ConocoPhillips Co., 4.15%, 11/15/34	200,000	207,745
Devon Energy Corp., 5.6%, 7/15/41	100,000	115,461
Energy Transfer Partners L.P., 4.15%, 10/1/20	300,000	317,468
Enterprise Products Operating LLC, 4.45%, 2/15/43	200,000	196,211
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., 6.75%, 2/1/22	150,000	160,350
Helmerich & Payne International Drilling Co. (A) (B), 4.65%, 3/15/25	100,000	105,178
Kinder Morgan Energy Partners L.P., 2.65%, 2/1/19	50,000	50,083
Kinder Morgan Inc. (A) (B), 5%, 2/15/21	50,000	53,940
Marathon Oil Corp., 6%, 10/1/17	400,000	440,884
Marathon Petroleum Corp., 5.125%, 3/1/21	250,000	279,129
Phillips 66, 4.65%, 11/15/34	100,000	104,639
Phillips 66 Partners L.P., 3.605%, 2/15/25	200,000	198,352
Valero Energy Corp., 6.625%, 6/15/37	350,000	428,739
Williams Cos. Inc./The, 4.55%, 6/24/24	150,000	147,453

		3,264,573
Financials - 33.9%
Banks - 12.8%
Bank of America Corp., 2.6%, 1/15/19	100,000	101,543
Bank of America Corp., MTN, 3.3%, 1/11/23	200,000	200,455
BB&T Corp., MTN, 2.25%, 2/1/19	200,000	202,372
Capital One Financial Corp., 2.45%, 4/24/19	300,000	302,862
Fifth Third BanCorp, 2.3%, 3/1/19	300,000	302,980
Goldman Sachs Group Inc./The, 2.625%, 1/31/19	100,000	101,829
Goldman Sachs Group Inc./The, 3.625%, 1/22/23	200,000	205,406
Huntington National Bank/The, 2.2%, 4/1/19	300,000	300,189
JPMorgan Chase & Co., 4.25%, 10/15/20	100,000	108,549
JPMorgan Chase & Co., 3.125%, 1/23/25	200,000	197,336
KeyCorp, MTN, 5.1%, 3/24/21	250,000	282,696
Morgan Stanley, MTN, 37%, 10/23/24	200,000	204,562
PNC Funding Corp., 3.3%, 3/8/22	100,000	104,229
US Bancorp, MTN, 2.2%, 11/15/16	400,000	408,458
Wells Fargo & Co., 5.625%, 12/11/17	410,000	453,760

		3,477,226
Diversified Financial Services - 7.6%
AerCap Ireland Capital Ltd/AerCap Global Aviation Trust (A) (B) (C), 3.75%, 5/15/19	150,000	151,875
Affiliated Managers Group Inc., 4.25%, 2/15/24	300,000	316,962
Air Lease Corp., 3.875%, 4/1/21	50,000	51,625
Air Lease Corp., 3.75%, 2/1/22	200,000	202,373
American Express Co., 615%, 8/28/17	300,000	332,340
Apollo Management Holdings L.P. (A) (B), 4%, 5/30/24	250,000	255,712
General Electric Capital Corp., MTN, 6.75%, 3/15/32	425,000	584,500
Invesco Finance PLC (C), 4%, 1/30/24	50,000	52,846
Synchrony Financial, 3.75%, 8/15/21	100,000	103,212

		2,051,445
Insurance - 6.7%
Aflac Inc., 3.625%, 11/15/24	200,000	208,253
American International Group Inc., 3.875%, 1/15/35	200,000	194,724
Berkshire Hathaway Finance Corp., 5.4%, 5/15/18	400,000	448,678
Liberty Mutual Group Inc. (A) (B), 4.25%, 6/15/23	100,000	105,863
MetLife Inc., 3.6%, 4/10/24	300,000	313,147
New York Life Global Funding (A) (B), 1.95%, 2/11/20	200,000	199,521
ProAssurance Corp., 5.3%, 11/15/23	50,000	54,484
Prudential Financial Inc., MTN, 3.5%, 5/15/24	300,000	306,868

		1,831,538
Iron/Steel - 0.5%
Glencore Funding LLC (A) (B), 3.125%, 4/29/19	125,000	127,337

Machinery-Constr & Mining - 0.8%
Caterpillar Financial Services Corp., Series G, 2.45%, 9/6/18	200,000	205,837

Machinery-Diversified - 1.1%
John Deere Capital Corp., MTN, 1.4%, 3/15/17	300,000	303,301

Real Estate - 4.4%
HCP Inc., 2.625%, 2/1/20	250,000	251,184
Senior Housing Properties Trust, 3.25%, 5/1/19	200,000	203,017
Simon Property Group L.P., 4.125%, 12/1/21	400,000	437,478
Vornado Realty L.P., 2.5%, 6/30/19	100,000	101,112
WP Carey Inc., 4.6%, 4/1/24	200,000	206,992

		1,199,783

		9,196,467
Health Care - 6.7%
AbbVie Inc., 2%, 11/6/18	200,000	200,582
Actavis Funding SCS (C), 4.55%, 3/15/35	130,000	130,481
Baxter International Inc., 3.2%, 6/15/23	100,000	99,956
Express Scripts Holding Co., 4.75%, 11/15/21	200,000	222,391
Forest Laboratories Inc. (A) (B), 5%, 12/15/21	50,000	55,273
HCA Inc., 3.75%, 3/15/19	100,000	103,000
Laboratory Corp. of America Holdings, 3.6%, 2/1/25	200,000	199,246
Merck & Co. Inc., 3.875%, 1/15/21	300,000	327,629
Omnicare Inc., 4.75%, 12/1/22	150,000	163,875
Stryker Corp., 1.3%, 4/1/18	100,000	99,748
UnitedHealth Group Inc., 2.875%, 3/15/23	200,000	201,952

		1,804,133
Industrials - 5.3%
ADT Corp./The, 4.125%, 4/15/19	150,000	152,340
Burlington Northern Santa Fe LLC, 3.85%, 9/1/23	100,000	107,010
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	200,000	207,722
Caterpillar Inc., 5.2%, 5/27/41	20,000	23,393
CSX Corp., 6.15%, 5/1/37	20,000	25,560
Lockheed Martin Corp., 2.9%, 3/1/25	200,000	199,894
Norfolk Southern Corp., 3.25%, 12/1/21	300,000	311,790
Northrop Grumman Corp., 1.75%, 6/1/18	100,000	100,287
Textron Inc., 3.875%, 3/1/25	200,000	205,139
United Rentals North America Inc., 6.125%, 6/15/23	100,000	104,825

		1,437,960
Information Technology - 6.1%
Apple Inc., 1%, 5/3/18	100,000	99,476
Apple Inc., 2.4%, 5/3/23	200,000	194,784
CDW LLC/CDW Finance Corp., 5%, 9/1/23	50,000	51,500
Cisco Systems Inc., 3.625%, 3/4/24	150,000	159,065
eBay Inc., 1.35%, 7/15/17	200,000	199,620
First Data Corp. (A) (B), 7.375%, 6/15/19	100,000	103,875
Intel Corp., 1.95%, 10/1/16	200,000	203,665
Intuit Inc., 5.75%, 3/15/17	200,000	215,931
Microsoft Corp., 3.5%, 2/12/35	100,000	95,307
Oracle Corp., 5.75%, 4/15/18	300,000	337,663

		1,660,886
Materials - 3.2%
Agrium Inc. (C), 3.375%, 3/15/25	200,000	198,320
Alcoa Inc., 5.125%, 10/1/24	50,000	53,896
Dow Chemical Co./The, 4.125%, 11/15/21	300,000	324,313
Packaging Corp. of America, 3.65%, 9/15/24	300,000	302,414

		878,943
Telecommunication Services - 2.9%
AT&T Inc., 1.6%, 2/15/17	100,000	100,493
AT&T Inc., 4.75%, 5/15/46	75,000	73,323
Harris Corp., 5.054%, 4/27/45	200,000	200,404
Verizon Communications Inc., 5.15%, 9/15/23	200,000	225,730
Verizon Communications Inc., 4.4%, 11/1/34	200,000	196,385

		796,335

See accompanying Notes to Financial Statements.

21

Madison Funds | April 30, 2015

Madison Corporate Bond Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Utilities - 0.9%
Black Hills Corp., 4.25%, 11/30/23	$50,000	$53,260
Dominion Resources Inc., Series B, 2.75%, 9/15/22	200,000	197,030

		250,290

Total Corporate Notes and Bonds
(Cost $23,761,241)		24,493,167

LONG TERM MUNICIPAL BONDS - 7.9%
Alabama Incentives Financing Authority Revenue, Series A, 5%, 9/1/29	200,000	226,762
Chicago IL O’Hare International Airport Revenue, Series A, (NATL-RE), 5%, 1/1/33	200,000	204,812
City of Oklahoma City OK Tax Allocation, Series B, 5%, 3/1/32	200,000	227,644
County of Bexar TX, General Obligation, Series C, 6.628%, 6/15/39	200,000	226,990
County of King WA Sewer Revenue, (AGM), 5%, 1/1/36	130,000	137,718
County of Palm Beach FL Revenue, 5%, 11/1/33	200,000	216,438
Dallas/Fort Worth International Airport Revenue, Series G, 5%, 11/1/29	200,000	227,696
Desert Community College District CA, General Obligation, Series B, (AGM), 5%, 8/1/32	200,000	216,550
Las Vegas Valley Water District, General Obligation, Series A, 7.1%, 6/1/39	200,000	231,090
Orange County Health Facilities Authority Revenue, 5%, 1/1/29	200,000	221,194

Total Long Term Municipal Bonds
(Cost $2,115,909)		2,136,894
	Shares

SHORT-TERM INVESTMENTS – 1.6%
State Street Institutional U.S. Government Money Market Fund	423,005	423,005

Total Short-Term Investments
(Cost $423,005)		423,005

TOTAL INVESTMENTS - 99.6% (Cost $26,300,155**)		27,053,066

NET OTHER ASSETS AND LIABILITIES - 0.4%		116,661

TOTAL NET ASSETS - 100.0%		$27,169,727

**	Aggregate cost for Federal tax purposes was $26,300,155.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(B)	Illiquid security (See Note 2).
(C)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 2.1% of total net assets.

AGM	Assured Guaranty Municipal Corp.
MTN	Medium Term Note.
NATL-RE	National Public Finance Guarantee Corp.
PLC	Public Limited Company.

Madison High Income Fund Portfolio of Investments (unaudited)

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - 94.1%

Consumer Discretionary - 22.8%
Burger King (A) (B), 6%, 4/1/22	$300,000	$309,750
Cablevision Systems Corp., 5.875%, 9/15/22	100,000	106,000
CCO Holdings LLC/CCO Holdings Capital Corp., 6.5%, 4/30/21	400,000	415,650
Cequel Communications Holdings I LLC/Cequel Capital Corp. (A), 5.125%, 12/15/21	250,000	250,362
Cumulus Media Holdings Inc., 7.75%, 5/1/19	500,000	481,250
DISH DBS Corp., 6.75%, 6/1/21	200,000	211,766
DISH DBS Corp., 5.875%, 11/15/24	100,000	98,500
Fiat Chrysler Automobiles N.V. (A) (B), 4.5%, 4/15/20	250,000	251,625
Group 1 Automotive Inc. (A), 5%, 6/1/22	300,000	301,500
Mediacom LLC/Mediacom Capital Corp., 7.25%, 2/15/22	100,000	107,000
MGM Resorts International, 6%, 3/15/23	150,000	155,344
Nexteer Automotive Group Ltd. (A) (B), 5.875%, 11/15/21	250,000	258,750
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/24	500,000	520,625
Penske Automotive Group Inc., 5.75%, 10/1/22	250,000	262,500
Pinnacle Entertainment Inc., 8.75%, 5/15/20	200,000	210,250
Scientific Games International Inc., 6.25%, 9/1/20	350,000	254,625
Sinclair Television Group Inc., 6.375%, 11/1/21	400,000	423,000
Sirius XM Radio Inc. (A), 5.875%, 10/1/20	250,000	260,937
Sirius XM Radio Inc. (A), 4.625%, 5/15/23	250,000	242,500
Univision Communications Inc. (A), 6.75%, 9/15/22	497,000	533,679
UPCB Finance V Ltd. (A) (B), 6.875%, 1/15/22	250,000	268,750
Viking Cruises Ltd. (A) (B), 8.5%, 10/15/22	300,000	332,610
WMG Acquisition Corp. (A), 6.75%, 4/15/22	400,000	380,000

		6,636,973
Consumer Staples - 1.8%
Dole Food Co. Inc. (A), 7.25%, 5/1/19	500,000	511,250

Energy - 12.0%
American Energy-Permian Basin LLC/AEPB
Finance Corp. (A) (C), 6.779%, 8/1/19	200,000	150,000
Berry Petroleum Co. LLC, 6.75%, 11/1/20	200,000	167,000
California Resources Corp., 5.5%, 9/15/21	100,000	94,750
California Resources Corp., 6%, 11/15/24	100,000	94,000
Chaparral Energy Inc., 8.25%, 9/1/21	500,000	405,000
Exterran Partners L.P./EXLP Finance Corp., 6%, 10/1/22	250,000	243,750
Jupiter Resources Inc. (A) (B), 8.5%, 10/1/22	150,000	126,750
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 5/15/19	100,000	87,250
Linn Energy LLC/Linn Energy Finance Corp., 6.5%, 9/15/21	200,000	163,000
Memorial Production Partners L.P./Memorial Production Finance Corp., 7.625%, 5/1/21	300,000	293,250
Memorial Production Partners L.P./Memorial Production Finance Corp. (A), 6.875%, 8/1/22	300,000	281,250
QEP Resources Inc., 5.375%, 10/1/22	250,000	253,125
QEP Resources Inc., 5.25%, 5/1/23	250,000	250,630
Southern Star Central Corp. (A), 5.125%, 7/15/22	500,000	520,000
Tesoro Logistics L.P./Tesoro Logistics Finance Corp. (A), 6.25%, 10/15/22	100,000	106,125
Unit Corp., 6.625%, 5/15/21	250,000	240,000

		3,475,880
Financials - 6.2%
Ally Financial Inc., 3.75%, 11/18/19	300,000	298,380
Communications Sales & Leasing Inc. (A), 8.25%, 10/15/23	100,000	102,625
Geo Group Inc./The, 5.875%, 10/15/24	200,000	212,500
Iron Mountain Inc., 6%, 8/15/23	150,000	159,750
Iron Mountain Inc., 5.75%, 8/15/24	350,000	362,268
MPT Operating Partnership L.P./MPT Finance Corp., 6.875%, 5/1/21	350,000	376,250
Nationstar Mortgage LLC/Nationstar Capital Corp., 6.5%, 7/1/21	300,000	292,500

		1,804,273
Health Care - 9.4%
Acadia Healthcare Co. Inc., 5.125%, 7/1/22	250,000	249,375
CHS/Community Health Systems Inc., 6.875%, 2/1/22	300,000	318,375
Endo Finance LLC & Endo FinCo. Inc. (A), 7%, 12/15/20	500,000	526,250
Grifols Worldwide Operations Ltd. (A) (B), 5.25%, 4/1/22	250,000	255,625
Hologic Inc., 6.25%, 8/1/20	300,000	310,875
Mallinckrodt International Finance S.A. (B), 4.75%, 4/15/23	300,000	287,250
MPH Acquisition Holdings LLC (A), 6.625%, 4/1/22	250,000	262,502
Par Pharmaceutical Cos. Inc., 7.375%, 10/15/20	200,000	213,750
Valeant Pharmaceuticals International Inc. (A) (B), 5.625%, 12/1/21	300,000	307,500

		2,731,502
Industrials - 12.5%
ACCO Brands Corp., 6.75%, 4/30/20	200,000	210,500
Ashtead Capital Inc. (A), 6.5%, 7/15/22	250,000	267,657
Avis Budget Car Rental LLC/Avis Budget Finance Inc. (A), 5.25%, 3/15/25	250,000	247,500
Bombardier Inc. (A) (B), 6.125%, 1/15/23	250,000	238,925
Brand Energy & Infrastructure Services Inc. (A) (D), 8.5%, 12/1/21	250,000	238,750
Building Materials Corp. of America (A), 5.375%, 11/15/24	250,000	256,250
Casella Waste Systems Inc., 7.75%, 2/15/19	200,000	204,000
Clean Harbors Inc., 5.125%, 6/1/21	150,000	153,000
FTI Consulting Inc., 6%, 11/15/22	500,000	532,500
Gates Global LLC/Gates Global Co. (A), 6%, 7/15/22	350,000	326,375
Hertz Corp./The, 6.75%, 4/15/19	250,000	258,698
Hertz Corp./The, 5.875%, 10/15/20	100,000	101,750
Nortek Inc., 8.5%, 4/15/21	250,000	270,000

See accompanying Notes to Financial Statements.

22

Madison Funds | April 30, 2015

Madison High Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

CORPORATE NOTES AND BONDS - continued

Industrials - continued
Spirit AeroSystems Inc., 5.25%, 3/15/22	$200,000	$208,500
Summit Materials LLC / Summit Materials Finance Corp., 10.5%, 1/31/20	54,000	58,995
United Rentals North America Inc., 8.25%, 2/1/21	69,000	74,434

		3,647,834
Information Technology - 8.8%
Alliance Data Systems Corp. (A), 6.375%, 4/1/20	400,000	416,000
Belden Inc (A), 5.5%, 9/1/22	500,000	513,750
CommScope Holding Co. Inc. (A), 6.625%, 6/1/20	250,000	255,950
Hughes Satellite Systems Corp., 7.625%, 6/15/21	150,000	167,250
Micron Technology Inc. (A), 5.25%, 1/15/24	150,000	148,500
NCR Corp., 6.375%, 12/15/23	150,000	157,875
SunGard Data Systems Inc., 7.375%, 11/15/18	246,000	255,840
Syniverse Holdings Inc., 9.125%, 1/15/19	275,000	258,500
ViaSat Inc., 6.875%, 6/15/20	370,000	393,425

		2,567,090
Materials - 7.2%
Greif Inc., 6.75%, 2/1/17	250,000	266,250
INEOS Group Holdings S.A. (A) (B), 5.875%, 2/15/19	200,000	202,500
Murray Energy Corp. (A), 1.125%, 4/15/21	200,000	203,500
Polymer Group Inc. (A), 6.875%, 6/1/19	125,000	118,750
Rayonier AM Products Inc. (A), 5.5%, 6/1/24	450,000	396,000
Reynolds Group Issuer Inc./ Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	400,000	418,000
Steel Dynamics Inc. (A), 5.5%, 10/1/24	250,000	258,125
Tronox Finance LLC, 6.375%, 8/15/20	225,000	220,500

		2,083,625
Telecommunication Services - 5.5%
Altice S.A. (A) (B), 7.625%, 2/15/25	250,000	252,825
GCI Inc. (A), 6.875%, 4/15/25	150,000	153,750
Level 3 Financing Inc., 8.125%, 7/1/19	50,000	52,550
SBA Telecommunications Inc., 5.75%, 7/15/20	300,000	314,250
Sprint Corp., 7.125%, 6/15/24	300,000	288,375
Sprint Corp., 7.625%, 2/15/25	150,000	147,510
T-Mobile USA Inc., 6.633%, 4/28/21	300,000	316,500
Windstream Corp., 6.375%, 8/1/23	100,000	88,250

		1,614,010
Utilities - 7.9%
AES Corp./VA, 5.5%, 3/15/24	400,000	400,000
AmeriGas Finance LLC / AmeriGas Finance Corp., 7%, 5/20/22	400,000	428,400
Calpine Corp., 5.5%, 2/1/24	250,000	250,000
Dynegy Inc (A), 7.625%, 11/1/24	150,000	161,250
Ferrellgas L.P. / Ferrellgas Finance Corp., 6.75%, 1/15/22	400,000	411,000
NRG Energy Inc., 8.25%, 9/1/20	200,000	211,000
NRG Energy Inc., 6.25%, 5/1/24	200,000	204,500
Suburban Propane Partners L.P. / Suburban Energy Finance Corp., 7.375%, 8/1/21	227,000	244,025

		2,310,175

Total Corporate Notes and Bonds
(Cost $27,154,423)		27,382,612
	Shares

SHORT-TERM INVESTMENTS - 4.1%
State Street Institutional U.S. Government Money Market Fund	1,180,931	1,180,931

Total Short-Term Investments
(Cost $1,180,931)		1,180,931

TOTAL INVESTMENTS - 98.2% (Cost $28,335,354**)		28,563,543

NET OTHER ASSETS AND LIABILITIES - 1.8%		519,782

TOTAL NET ASSETS — 100.0%		$29,083,325

**	Aggregate cost for Federal tax purposes was $28,335,354.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
(B)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 10.6% of total net assets.
(C)	Floating rate or variable rate note. Rate shown is as of April 30, 2015.
(D)	Illiquid security (See Note 2).

Madison Diversified Income Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 54.6%

Consumer Discretionary - 5.2%
Home Depot Inc./The	17,000	$1,818,660
Johnson Controls Inc.	16,500	831,270
McDonald’s Corp.	28,500	2,751,675
Omnicom Group Inc.	11,500	871,240
Time Warner Inc.	18,000	1,519,380

		7,792,225
Consumer Staples - 8.9%
Coca-Cola Co./The	45,000	1,825,200
General Mills Inc.	33,500	1,853,890
JM Smucker Co./The	11,500	1,333,080
Mondelez International Inc., Class A	33,500	1,285,395
Nestle S.A., ADR	26,700	2,072,454
PepsiCo. Inc.	15,000	1,426,800
Procter & Gamble Co./The	31,000	2,464,810
Wal-Mart Stores Inc.	15,500	1,209,775

		13,471,404
Energy - 5.4%
Chevron Corp.	25,000	2,776,500
ConocoPhillips	11,000	747,120
Exxon Mobil Corp.	27,500	2,402,675
Occidental Petroleum Corp.	8,500	680,850
Schlumberger Ltd.	16,000	1,513,760

		8,120,905
Financials - 7.8%
BB&T Corp.	33,500	1,282,715
MetLife Inc.	24,500	1,256,605
Northern Trust Corp.	16,000	1,170,400
Travelers Cos. Inc./The	31,500	3,184,965
US Bancorp	51,500	2,207,805
Wells Fargo & Co.	47,000	2,589,700

		11,692,190
Health Care - 10.1%
Amgen Inc.	7,500	1,184,325
Baxter International Inc.	18,500	1,271,690
Johnson & Johnson	27,500	2,728,000
Medtronic PLC	33,600	2,501,520
Merck & Co. Inc.	35,000	2,084,600
Novartis AG, ADR	10,500	1,068,900
Pfizer Inc.	90,000	3,053,700
Quest Diagnostics Inc.	18,500	1,321,270

		15,214,005
Industrials - 6.7%
3M Co.	8,500	1,329,315
Boeing Co./The	18,200	2,608,788
General Electric Co.	50,500	1,367,540
United Parcel Service Inc., Class B	21,500	2,161,395
United Technologies Corp.	15,000	1,706,250
Waste Management Inc.	19,500	965,835

		10,139,123
Information Technology - 6.6%
Accenture PLC, Class A	27,000	2,501,550
Automatic Data Processing Inc.	10,000	845,400
Intel Corp.	33,500	1,090,425
Linear Technology Corp.	23,000	1,060,990
Microsoft Corp.	40,000	1,945,600
Oracle Corp.	23,000	1,003,260
QUALCOMM Inc.	21,000	1,428,000

		9,875,225
Materials - 1.1%
Praxair Inc.	14,000	1,707,020

Telecommunication Service - 1.7%
Verizon Communications Inc.	52,000	2,622,880

Utilities - 1.1%
Duke Energy Corp.	21,000	1,628,970

Total Common Stocks
(Cost $62,408,946)		82,263,947
	Par Value

ASSET BACKED SECURITIES - 1.2%
ABSC Long Beach Home Equity Loan Trust, Series 2000-LB1, Class AF5 (A), 8.55%, 9/21/30	98,971	103,298
Ally Master Owner Trust, Series 2014-4, Class A2, 1.43%, 6/17/19	225,000	225,871
CNH Equipment Trust, Series 2014-A, Class A3, 0.84%, 5/15/19	175,000	174,923
Ford Credit Auto Owner Trust, Series 2014-A, Class A3, 0.79%, 5/15/18	225,000	225,143
Hyundai Auto Receivables Trust, Series 2014-A, Class A3, 0.79%, 7/16/18	100,000	100,071
Mercedes-Benz Auto Lease Trust, Series 2014-A, Class A4, 0.9%, 12/16/19	325,000	325,159
Santander Drive Auto Receivables Trust, Series 2012-6, Class B, 1.33%, 5/15/17	62,920	62,942
Santander Drive Auto Receivables Trust, Series 2013-3 Class B, 1.19%, 5/15/18	125,000	125,214

See accompanying Notes to Financial Statements.

23

Madison Funds | April 30, 2015

Madison Diversified Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

ASSET BACKED SECURITIES- continued
Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.25%, 6/17/19	$250,000	$253,050
Volkswagen Auto Lease Trust, Series 2014-A, Class A3, 0.8%, 4/20/17	150,000	150,107
Volvo Financial Equipment LLC, Series 2014-1A, Class A3 (B) (C), 0.82%, 4/16/18	125,000	124,826

Total Asset Backed Securities
(Cost $1,867,362)		1,870,604

COMMERCIAL MORTGAGE-BACKED
SECURITIES-0.6%
Fannie Mae-Aces, Series 2013-M12, Class APT (A), 2.465%, 3/25/23	334,337	337,876
FREMF Mortgage Trust, Series 2012-K708, Class B (A) (B) (C), 3.887%, 2/25/45	300,000	312,682
Morgan Stanley Capital I Trust, Series 2005-IQ10, Class A4A (A), 5.23%, 9/15/42	213,752	214,095

Total Commercial Mortgage-Backed
Securities (Cost $866,025)		864,653

CORPORATE NOTES AND BONDS - 15.1%

Consumer Discretionary - 2.2%
AARP, Inc. (B) (C), 7.5%, 5/1/31	750,000	1,042,540
Advance Auto Parts Inc., 4.5%, 12/1/23	500,000	530,057
Amazon.com Inc., 3.3%, 12/5/21	200,000	207,534
ERAC USA Finance LLC (B) (C), 6.7%, 6/1/34	325,000	407,429
GLP Capital L.P. / GLP Financing II Inc., 4.875%, 11/1/20	125,000	127,188
Royal Caribbean Cruises Ltd (D), 7.25%, 6/15/16	400,000	424,000
Time Warner Inc., 4.75%, 3/29/21	400,000	445,299
Walgreens Boots Alliance Inc., 4.5%, 11/18/34	155,000	159,495

		3,343,542
Consumer Staples - 0.6%
Coca-Cola Co./The, 2.45%, 11/1/20	500,000	513,936
CVS Health Corp., 5.75%, 6/1/17	248,000	271,490
Sysco Corp., 4.35%, 10/2/34	150,000	153,687

		939,113
Energy - 2.1%

Access Midstream Partners L.P. / ACMP Finance Corp., 4.875%, 5/15/23	250,000	253,642
Antero Resources Corp. (B) (C), 5.625%, 6/1/23	150,000	153,187
ConocoPhillips Co., 4.15%, 11/15/34	500,000	519,363
Energy Transfer Partners L.P., 4.15%, 10/1/20	200,000	211,645
Enterprise Products Operating LLC, 5.2%, 9/1/20	450,000	510,356
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas Inc., 6.75%, 2/1/22	250,000	267,250
Hess Corp., 7.875%, 10/1/29	150,000	196,160
Marathon Oil Corp., 6%, 10/1/17	300,000	330,663
Phillips 66, 4.65%, 11/15/34	200,000	209,279
Transocean Inc. (D), 7.5%, 4/15/31	400,000	325,875
Williams Cos Inc./The, 4.55%, 6/24/24	250,000	245,755

		3,223,175
Financials - 2.1%
Air Lease Corp., 3.75%, 2/1/22	300,000	303,559
American Express Credit Corp., MTN, 2.375%, 3/24/17	90,000	92,318
Capital One Financial Corp., 2.45%, 4/24/19	200,000	201,908
Fifth Third Bancorp, 2.3%, 3/1/19	275,000	277,732
Glencore Funding LLC (B) (C), 3.125%, 4/29/19	265,000	269,956
Goldman Sachs Group Inc./The, 2.625%, 1/31/19	500,000	509,147
HCP Inc., MTN, 6.7%, 1/30/18	185,000	208,805
HCP Inc., 3.4%, 2/1/25	150,000	145,673
Health Care REIT Inc., 4.5%, 1/15/24	200,000	213,914
Huntington National Bank/The, 2.2%, 4/1/19	400,000	400,252
Lehman Brothers Holdings Inc.* (E), 5.75%, 1/3/17	410,000	41
New York Life Global Funding (B) (C), 1.95%, 2/11/20	300,000	299,281
Synchrony Financial, 3.75%, 8/15/21	250,000	258,029

		3,180,615
Health Care - 2.4%
AbbVie Inc., 2%, 11/6/18	300,000	300,873
Actavis Funding SCS (D), 4.75%, 3/15/45	150,000	151,641
Amgen Inc., 5.85%, 6/1/17	1,050,000	1,147,060
Baxter International Inc., 3.2%, 6/15/23	400,000	399,825
Eli Lilly & Co., 6.57%, 1/1/16	300,000	312,131
Genentech Inc., 5.25%, 7/15/35	195,000	239,186
HCA Inc., 3.75%, 3/15/19	150,000	154,500
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	220,000	279,266
UnitedHealth Group Inc., 2.875%, 3/15/23	400,000	403,905
Wyeth LLC, 6.5%, 2/1/34	150,000	198,733

		3,587,120
Industrials - 1.5%
Boeing Co./The, 8.625%, 11/15/31	150,000	234,750
Burlington Northern Santa Fe LLC, 8.125%, 4/15/20	175,000	220,302
Caterpillar Inc., 3.9%, 5/27/21	450,000	490,708
Danaher Corp., 3.9%, 6/23/21	450,000	491,932
Norfolk Southern Corp., 5.59%, 5/17/25	239,000	284,840
Norfolk Southern Corp., 7.05%, 5/1/37	260,000	359,158
United Rentals North America Inc., 4.625%, 7/15/23	150,000	152,064

		2,233,754
Information Technology - 1.5%
Apple Inc., 2.4%, 5/3/23	450,000	438,264
Broadridge Financial Solutions Inc., 3.95%, 9/1/20	450,000	474,581
Cisco Systems Inc., 5.5%, 2/22/16	240,000	249,712
EMC Corp., 2.65%, 6/1/20	200,000	204,948
First Data Corp. (B) (C), 7.375%, 6/15/19	200,000	207,750
International Business Machines Corp., 1.875%, 8/1/22	400,000	379,293
Thomson Reuters Corp. (D), 4.3%, 11/23/23	225,000	240,451

		2,194,999
Materials - 0.2%
Westvaco Corp., 8.2%, 1/15/30	175,000	242,984

Telecommunication Services - 0.9%
AT&T Inc., 4.75%, 5/15/46	75,000	73,323
Comcast Cable Communications Holdings Inc., 9.455%, 11/15/22	415,000	599,146
Harris Corp., 5.054%, 4/27/45	250,000	250,505
Verizon Communications Inc., 5.15%, 9/15/23	400,000	451,461

		1,374,435
Utilities - 1.6%
Interstate Power & Light Co., 6.25%, 7/15/39	175,000	242,241
Nevada Power Co., Series R, 6.75%, 7/1/37	400,000	557,627
Sierra Pacific Power Co., Series M, 6%, 5/15/16	126,000	132,774
Southwestern Electric Power Co., Series E, 5.55%, 1/15/17	500,000	536,986
Wisconsin Electric Power Co., 6.5%, 6/1/28	750,000	982,948

		2,452,576

Total Corporate Notes and Bonds
(Cost $21,515,808)		22,772,313

LONG TERM MUNICIPAL BONDS - 1.6%
Dallas/Fort Worth International Airport Revenue, Series G, 5%, 11/1/29	300,000	341,544
District of Columbia Water & Sewer Authority Revenue, Series A, (ASSURED GTY), 5%, 10/1/34	300,000	330,522
Jacksonville FL Sales Tax Revenue, Series A, 5%, 10/1/29	300,000	344,508
Metropolitan Water District of Southern California Revenue, 6.538%, 7/1/39	300,000	344,724
Northside Independent School District, General Obligation, Series B, (PSF-GTD), 5.741%, 8/15/35	325,000	359,375
Rancho Water District Financing Authority Revenue, Series A, 6.337%, 8/1/40	350,000	403,147
State of Iowa Revenue, 6.75%, 6/1/34	250,000	288,568

Total Long Term Municipal Bonds
(Cost $2,363,280)		2,412,388

MORTGAGE BACKED SECURITIES - 9.0%

Fannie Mae - 6.0%
5.5%, 4/1/16 Pool # 745444	9,282	9,732
6%, 5/1/16 Pool # 582558	2,363	2,399
5%, 12/1/17 Pool # 672243	40,314	42,349
5%, 5/1/20 Pool # 813965	77,296	83,435
4.5%, 9/1/20 Pool # 835465	89,408	94,141
6%, 5/1/21 Pool # 253847	16,860	19,241
3.5%, 8/1/26 Pool # AL0787	330,839	351,622
3%, 5/1/27 Pool # AL1715	385,910	404,549
3.5%, 8/1/29 Pool # MA2003	351,063	372,989
7%, 12/1/29 Pool # 762813	9,152	10,143
7%, 11/1/31 Pool # 607515	14,920	17,674
3.5%, 12/1/31 Pool # MA0919	602,231	638,055
7%, 5/1/32 Pool # 644591	2,876	3,241
5.5%, 10/1/33 Pool # 254904	95,776	109,022
5%, 6/1/34 Pool # 255230	73,957	82,799
7%, 7/1/34 Pool # 792636	5,228	5,486
4%, 2/1/35 Pool # MA2177	640,529	691,385
5%, 8/1/35 Pool # 829670	84,151	93,758
5%, 9/1/35 Pool # 820347	107,929	122,493
5%, 9/1/35 Pool # 835699	104,938	119,001
5%, 11/1/35 Pool # 844809	39,319	43,826
5%, 12/1/35 Pool # 850561	44,138	49,188
5.5%, 9/1/36 Pool # 831820	190,141	219,432
6%, 9/1/36 Pool # 831741	151,509	172,901
5.5%, 10/1/36 Pool # 901723	90,035	101,837
5.5%, 12/1/36 Pool # 903059	130,047	149,682
5.5%, 7/1/41 Pool # AL6588	365,509	415,354
3.5%, 6/1/42 Pool # AO4134	451,920	475,122
4%, 6/1/42 Pool # MA1087	375,055	401,709
3.5%, 8/1/42 Pool # AO8100	334,392	350,871
3.5%, 8/1/42 Pool # AP2133	336,936	353,497
3%, 2/1/43 Pool # AB8486	435,705	444,549
3%, 2/1/43 Pool # AB8563	260,202	265,449
3%, 2/1/43 Pool # AL3072	440,895	450,081
3%, 3/1/43 Pool # AB8818	439,940	448,877
4%, 1/1/45 Pool # MA2145	666,388	712,991
4.5%, 2/1/45 Pool # MA2193	492,948	540,946
5.5%, 9/25/35 Series 2005-79, Class LT	171,162	192,784

		9,062,610
See accompanying Notes to Financial Statements.

24

Madison Funds | April 30, 2015

Madison Diversified Income Fund Portfolio of Investments (unaudited) - continued

	Par Value	Value (Note 2)

MORTGAGE BACKED SECURITIES- continued

Freddie Mac - 2.9%
3%, 8/1/27 Pool # J19899	$356,630	$375,701
8%, 6/1/30 Pool # C01005	2,455	3,132
6.5%, 1/1/32 Pool # C62333	46,753	53,708
5%, 7/1/33 Pool # A11325	249,918	280,993
5%, 4/1/35 Pool # A32315	36,200	40,555
5%, 4/1/35 Pool # A32316	33,184	37,221
5%, 2/1/39 Pool # G05572	494,595	552,161
3.5%, 11/1/40 Pool # G06168	504,670	528,678
4%, 10/1/41 Pool # Q04092	389,173	418,815
3%, 8/1/42 Pool # G08502	390,003	397,146
3%, 9/1/42 Pool # C04233	394,824	402,057
3%, 4/1/43 Pool # V80025	442,887	450,892
3%, 4/1/43 Pool # V80026	446,854	454,890
4%, 1/1/45 Pool # G08624	394,301	421,194

		4,417,143
Ginnie Mae - 0.1%
8%, 10/20/15 Pool # 2995	298	299
6.5%, 2/20/29 Pool # 2714	23,660	28,017
6.5%, 4/20/31 Pool # 3068	13,567	16,333

		44,649

Total Mortgage Backed Securities
(Cost $13,230,458)		13,524,402

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 12.8%

Fannie Mae - 0.3%
2.000%, 6/28/27 (F)	400,000	399,324

U.S. Treasury Bonds - 1.2%
6.625%, 2/15/27	860,000	1,258,758
3.000%, 5/15/42	500,000	525,039

		1,783,797
U.S. Treasury Notes - 11.3%
4.250%, 8/15/15	500,000	506,133
1.375%, 11/30/15	2,000,000	2,014,532
3.125%, 1/31/17	1,750,000	1,829,571
2.375%, 7/31/17	700,000	726,468
4.250%, 11/15/17	2,100,000	2,283,586
3.125%, 5/15/19	1,000,000	1,073,359
1.625%, 8/31/19	2,000,000	2,024,844
3.375%, 11/15/19	2,000,000	2,175,624
2.625%, 11/15/20	2,000,000	2,110,156
1.750%, 5/15/22	1,600,000	1,594,499
2.500%, 8/15/23	750,000	782,988

		17,121,760

Total U.S. Government and Agency
Obligations (Cost $18,786,814)		19,304,881
	Shares
SHORT-TERM INVESTMENTS - 5.1%
State Street Institutional U.S. Government
Money Market Fund	7,735,773	7,735,773

Total Short-Term Investments
(Cost $7,735,773)		7,735,773

TOTAL INVESTMENTS - 100.0%
(Cost $128,774,466**)		$150,748,961

NET OTHER ASSETS AND LIABILITIES - 0.0%		60,917

TOTAL NET ASSETS - 100.0%		$150,809,878

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $128,947,195.
(A)	Floating rate or variable rate note. Rate shown is as of April 30, 2015.
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors”.
(C)	Illiquid security (See Note 2).
(D)	Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.8% of total net assets.
(E)	In default. Issuer is bankrupt.
(F)	Stepped rate security. Rate shown is as of April 30, 2015.

ADR	American Depositary Receipt
ASSURED GTY	Assured Guaranty
MTN	Medium Term Note
PLC	Public Limited Company
PSF-GTD	Permanent School Fund Guaranteed
REIT	Real Estate Investment Trust

Madison Covered Call & Equity Income Fund (formerly Madison Equity Income Fund) Portfolio of Investments (unaudited)

	Shares	Value (Note 2)

COMMON STOCKS - 70.0%

Consumer Discretionary - 11.0%
Amazon.com Inc.* (A)	4,000	$1,687,120
CBS Corp., Class B (A)	24,200	1,503,546
Discovery Communications Inc., Class A* (A)	17,600	569,536
Discovery Communications Inc., Class C*	31,500	952,245
Priceline Group Inc./The* (A)	1,200	1,485,372
Starbucks Corp., (A)	14,800	733,784

		6,931,603
Consumer Staples - 4.4%
Diageo PLC, ADR (A)	12,200	1,354,444
General Mills Inc. (A)	25,600	1,416,704

		2,771,148
Energy - 10.8%
Apache Corp. (A)	19,700	1,347,480
Baker Hughes Inc.	23,600	1,615,656
Cameron International Corp.* (A)	25,100	1,375,982
EOG Resources Inc. (A)	10,300	1,019,185
Occidental Petroleum Corp. (A)	18,800	1,505,880

		6,864,183
Financials - 6.8%
Progressive Corp./The (A)	45,700	1,218,362
State Street Corp. (A)	18,900	1,457,568
T. Rowe Price Group Inc. (A)	20,300	1,647,954

		4,323,884
Health Care - 7.7%
Baxter International Inc. (A)	18,300	1,257,942
Catamaran Corp.*	15,400	913,990
Express Scripts Holding Co.* (A)	11,100	959,040
Gilead Sciences Inc.* (A)	7,600	763,876
Varian Medical Systems Inc.*	10,700	950,695

		4,845,543
Industrials - 5.9%
Danaher Corp. (A)	18,300	1,498,404
Jacobs Engineering Group Inc.* (A)	20,900	895,774
United Technologies Corp. (A)	11,800	1,342,250

		3,736,428
Information Technology - 22.3%
Accenture PLC, Class A (A)	6,100	565,165
Altera Corp. (A)	42,500	1,771,400
Apple Inc. (A)	9,900	1,238,985
eBay Inc.* (A)	30,800	1,794,408
EMC Corp. (A)	48,900	1,315,899
Google Inc., Class C* (A)	3,610	1,939,734
Linear Technology Corp. (A)	13,700	631,981
Microsoft Corp. (A)	44,800	2,179,072
Nuance Communications Inc.* (A)	20,000	306,600
Oracle Corp. (A)	21,400	933,468
QUALCOMM Inc. (A)	21,100	1,434,800

		14,111,512
Telecommunication Service - 1.1%
Verizon Communications Inc. (A)	13,600	685,984

Total Common Stocks
(Cost $43,611,929)		44,270,285

EXCHANGE TRADED FUNDS - 9.0%
Powershares QQQ Trust Series 1 (A)	17,500	1,883,525
SPDR Gold Shares*	16,300	1,849,561
SPDR S&P 500 ETF Trust (A)	9,200	1,918,384

Total Exchange Traded Funds
(Cost $5,700,237)		5,651,470
	Contracts
PUT OPTIONS PURCHASED - 0.6%
S&P 500 Index, Put, Jun 2015, $2,050	126	388,710

Total Put Options Purchased
(Cost $363,006)		388,710
	Par Value

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 9.5%
U.S. Treasury Bill (B) (C), 0.02%, 5/28/15	$6,000,000	5,999,910

Total U.S. Government and Agency
Obligations (Cost $5,999,910)		5,999,910

See accompanying Notes to Financial Statements.

25

Madison Funds | April 30, 2015

Madison Covered Call & Equity Income Fund (formerly Madison Equity Income Fund) Portfolio of Investments (unaudited) - continued

	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS - 15.5%
State Street Institutional U.S. Government Money Market Fund	9,788,669	$9,788,669

Total Short-Term Investments
(Cost $9,788,669)		9,788,669

TOTAL INVESTMENTS - 104.6%
(Cost $65,463,751**)		66,099,044

NET OTHER ASSETS AND LIABILITIES - (2.2%)		(1,396,577)

TOTAL CALL & PUT OPTIONS WRITTEN - (2.4%)		(1,489,813)

TOTAL NET ASSETS - 100.0%		$63,212,654

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $65,485,747.
(A)	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
(B)	Rate noted represents annualized yield at time of purchase.
(C)	All or a portion of these securities are segregated as collateral for put options written. As of April 30, 2015, the total amount segregated was $5,999,910.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

	Contracts
	(100 shares		Strike	Value
Call Options Written	per contract)	Expiration	Price	(Note 2)

Accenture PLC, Class A	61	May 2015	$92.50	$8,082
Altera Corp.	118	June 2015	35.00	95,580
Altera Corp.	100	June 2015	36.00	74,500
Altera Corp.	130	June 2015	45.00	46,800
Amazon.com Inc.	40	July 2015	380.00	187,200
Apache Corp.	97	May 2015	65.00	38,800
Apple Inc.	43	May 2015	130.00	4,106
Apple Inc.	56	June 2015	125.00	27,440
Baxter International Inc.	83	May 2015	70.00	2,490
Baxter International Inc.	100	May 2015	72.50	700
Cameron International Corp.	150	May 2015	50.00	76,500
CBS Corp., Class B	67	June 2015	57.50	37,688
CBS Corp., Class B	175	June 2015	62.50	44,975
Danaher Corp.	50	May 2015	85.00	750
Danaher Corp.	33	June 2015	85.00	2,227
Danaher Corp.	100	June 2015	87.50	2,250
Diageo PLC	32	July 2015	120.00	2,960
Discovery Communications Inc., Class A	93	July 2015	35.00	6,975
eBay Inc.	100	May 2015	57.50	14,200
eBay Inc.	100	July 2015	57.50	27,300
EMC Corp.	110	May 2015	29.00	330
EMC Corp.	200	July 2015	28.00	10,400
EOG Resources Inc.	103	May 2015	95.00	52,788
Express Scripts Holding Co.	111	June 2015	87.50	24,698
General Mills Inc.	145	July 2015	55.00	26,608
General Mills Inc.	111	July 2015	57.50	9,435
Gilead Sciences Inc.	76	May 2015	105.00	10,336
Google Inc., Class C	18	May 2015	560.00	4,140
Jacobs Engineering Group Inc.	100	July 2015	45.00	8,750
Linear Technology Corp.	90	May 2015	48.00	2,250
Linear Technology Corp.	47	May 2015	49.00	705
Microsoft Corp..	100	May 2015	43.00	57,000
Microsoft Corp.	43	May 2015	44.00	20,103
Microsoft Corp.	47	June 2015	42.00	31,843
Microsoft Corp.	100	June 2015	43.00	57,250
Microsoft Corp.	158	July 2015	43.00	91,640
Nuance Communications Inc.	100	May 2015	15.00	7,500
Occidental Petroleum Corp.	100	August 2015	85.00	17,950
Oracle Corp.	110	June 2015	44.00	12,870
Oracle Corp.	104	September 2015	45.00	17,004
Powershares QQQ Trust Series 1	100	June 2015	108.00	22,600
Powershares QQQ Trust Series 1	75	July 2015	108.00	21,375
Priceline Group Inc./The	12	May 2015	1,180.00	86,640
Progressive Corp./The	299	May 2015	26.00	22,425
Progressive Corp./The	84	May 2015	28.00	630
QUALCOMM Inc.	31	June 2015	70.00	2,712
QUALCOMM Inc.	90	June 2015	72.50	2,970
SPDR S&P 500 ETF Trust	92	May 2015	210.00	14,490
Starbucks Corp.	148	May 2015	47.50	32,042
State Street Corp.	30	May 2015	75.00	7,710
State Street Corp.	100	May 2015	77.50	9,150
State Street Corp.	59	August 2015	77.50	17,936
T. Rowe Price Group Inc.	135	July 2015	78.00	59,400
United Technologies Corp.	80	May 2015	115.00	7,920
United Technologies Corp.	38	August 2015	120.00	6,403
Verizon Communications Inc.	1	May 2015	47.00	342
Verizon Communications Inc.	65	July 2015	50.00	9,945

Total Call Options Written (Premiums received $1,240,827)				$1,489,813

Total Options Written, at Value (Premiums received $1,240,827)				$1,489,813

See accompanying Notes to Financial Statements.

26

Madison Funds | April 30, 2015

Madison Dividend Income Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 97.8%
Consumer Discretionary - 9.1%
Home Depot Inc./The	4,300	$460,014
Johnson Controls Inc.	4,300	216,634
McDonald’s Corp.	7,200	695,160
Omnicom Group Inc.	2,900	219,704
Time Warner Inc.	4,500	379,845
		1,971,357
Consumer Staples - 16.3%
Coca-Cola Co./The	11,400	462,384
General Mills Inc.	9,000	498,060
JM Smucker Co./The	2,900	336,168
Mondelez International Inc., Class A	8,500	326,145
Nestle S.A., ADR	6,700	520,054
PepsiCo Inc.	3,800	361,456
Procter & Gamble Co./The	8,500	675,835
Wal-Mart Stores Inc.	4,400	343,420
		3,523,522
Energy - 9.8%
Chevron Corp.	6,400	710,784
ConocoPhillips	2,900	196,968
Exxon Mobil Corp.	6,900	602,853
Occidental Petroleum Corp.	2,300	184,230
Schlumberger Ltd.	4,400	416,284
		2,111,119
Financials - 13.5%
BB&T Corp.	8,100	310,149
MetLife Inc.	6,000	307,740
Northern Trust Corp.	4,000	292,600
Travelers Cos. Inc./The	8,100	818,991
US Bancorp	12,600	540,162
Wells Fargo & Co.	11,900	655,690
		2,925,332
Health Care - 18.2%
Amgen Inc.	2,200	347,402
Baxter International Inc.	5,000	343,700
Johnson & Johnson	6,800	674,560
Medtronic PLC	8,400	625,380
Merck & Co. Inc.	9,000	536,040
Novartis AG, ADR	2,600	264,680
Pfizer Inc.	23,700	804,141
Quest Diagnostics Inc.	4,700	335,674
		3,931,577
Industrials - 11.9%
3M Co.	2,100	328,419
Boeing Co./The	4,800	688,032
General Electric Co.	13,000	352,040
United Parcel Service Inc., Class B	5,450	547,888
United Technologies Corp.	3,800	432,250
Waste Management Inc.	4,500	222,885
		2,571,514
Information Technology - 11.8%
Accenture PLC, Class A	7,100	657,815
Automatic Data Processing Inc.	2,600	219,804
Intel Corp.	8,250	268,538
Linear Technology Corp.	6,400	295,232
Microsoft Corp.	10,000	486,400
Oracle Corp.	5,800	252,996
QUALCOMM Inc.	5,600	380,800
		2,561,585
Materials - 2.0%
Praxair Inc.	3,600	438,948

Telecommunication Service - 3.2%
Verizon Communications Inc.	13,800	696,072

Utilities - 2.0%
Duke Energy Corp.	5,500	426,635

Total Common Stocks
(Cost $17,025,378)		21,157,661
SHORT-TERM INVESTMENTS - 2.6%
State Street Institutional U.S. Government
Money Market Fund	560,269	560,269
Total Short-Term Investments
(Cost $560,269)		560,269
TOTAL INVESTMENTS - 100.4%
(Cost $17,585,647**)		21,717,930
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(88,283)
TOTAL NET ASSETS - 100.0%		$21,629,647

**	Aggregate cost for Federal tax purposes was $17,591,875.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Large Cap Value Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 97.2%
Consumer Discretionary - 10.3%
Johnson Controls Inc.	60,000	$3,022,800
Liberty Global PLC*	89,000	4,490,050
Sony Corp., ADR*	127,000	3,839,210
Time Warner Inc.	81,000	6,837,210
Twenty-First Century Fox Inc., Class A	65,000	2,215,200
		20,404,470
Consumer Staples - 9.2%
CVS Health Corp.	49,000	4,865,210
JM Smucker Co./The	33,500	3,883,320
Mondelez International Inc., Class A	71,000	2,724,270
Procter & Gamble Co./The	2,000	159,020
Wal-Mart Stores Inc.	83,000	6,478,150
		18,109,970
Energy - 9.9%
Canadian Natural Resources Ltd.	108,000	3,591,000
Exxon Mobil Corp.	75,000	6,552,750
Marathon Petroleum Corp.	56,000	5,519,920
Occidental Petroleum Corp.	49,500	3,964,950
		19,628,620
Financials - 26.8%
Capital Markets - 2.2%
Bank of New York Mellon Corp./The	102,000	4,318,680

Commercial Banks - 8.7%
Citigroup Inc.	114,000	6,078,480
US Bancorp	107,000	4,587,090
Wells Fargo & Co.	117,000	6,446,700
		17,112,270
Diversified Financial Services - 1.8%
Berkshire Hathaway Inc., Class B*	25,500	3,600,855
Insurance - 10.8%
American International Group Inc.	134,500	7,571,005
Arch Capital Group Ltd.*	55,000	3,337,400
Markel Corp.*	8,700	6,443,568
MetLife Inc.	2,000	102,580
Travelers Cos. Inc./The	39,500	3,993,845
		21,448,398
Real Estate Management & Development - 3.3%
Brookfield Asset Management Inc., Class A	121,000	6,515,850
		52,996,053
Health Care - 16.5%
Agilent Technologies Inc.	52,000	2,151,240
Express Scripts Holding Co.*	36,500	3,153,600
Medtronic PLC	62,000	4,615,900
Merck & Co. Inc.	2,000	119,120
Pfizer Inc.	238,000	8,075,340
Quest Diagnostics Inc.	74,000	5,285,080
Thermo Fisher Scientific Inc.	58,000	7,289,440
UnitedHealth Group Inc.	17,500	1,949,500
		32,639,220
Industrials - 14.7%
Boeing Co./The	56,000	8,027,040
Danaher Corp.	58,500	4,789,980
General Electric Co.	99,000	2,680,920
Masco Corp.	195,000	5,165,550
Rockwell Collins Inc.	51,000	4,963,830
United Technologies Corp.	31,000	3,526,250
		29,153,570
Information Technology - 4.6%
eBay Inc.*	55,000	3,204,300
Oracle Corp.	134,000	5,845,080
		9,049,380
Materials - 0.9%
Crown Holdings Inc.*	32,500	1,763,450

Telecommunication Service - 1.2%
Verizon Communications Inc.	45,000	2,269,800

Utilities - 3.1%
Duke Energy Corp.	78,500	6,089,245

Total Common Stocks
(Cost $163,087,692)		192,103,778
SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government
Money Market Fund	4,234,536	4,234,536
Total Short-Term Investments
(Cost $4,234,536)		4,234,536
TOTAL INVESTMENTS - 99.3%
(Cost $167,322,228**)		196,338,314
NET OTHER ASSETS AND LIABILITIES - 0.7%		1,419,185
TOTAL NET ASSETS - 100.0%		$197,757,499

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $167,447,143.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.
27

Madison Funds | April 30, 2015

Madison Investors Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 92.7%
Consumer Discretionary - 14.4%
CarMax Inc.*	32,775	$2,232,305
Discovery Communications Inc., Class C*	186,860	5,648,778
McDonald’s Corp.	32,483	3,136,233
Nordstrom Inc.	44,800	3,385,088
TJX Cos. Inc./The	69,670	4,496,502
		18,898,906
Consumer Staples - 12.4%
Costco Wholesale Corp.	17,688	2,530,268
Diageo PLC, ADR	48,144	5,344,947
JM Smucker Co./The	29,505	3,420,220
Nestle S.A., ADR	63,619	4,938,107
		16,233,542
Energy - 1.9%
Apache Corp.	20,275	1,386,810
Schlumberger Ltd.	12,155	1,149,984
		2,536,794
Financials - 20.7%
Berkshire Hathaway Inc., Class B*	30,618	4,323,568
Brookfield Asset Management Inc., Class A	90,575	4,877,463
Brown & Brown Inc.	99,204	3,169,568
M&T Bank Corp.	15,652	1,873,075
Markel Corp.*	6,414	4,750,465
Progressive Corp./The	159,455	4,251,070
US Bancorp	93,939	4,027,165
		27,272,374
Health Care - 11.0%
Baxter International Inc.	54,810	3,767,639
Catamaran Corp.*	68,890	4,088,622
Johnson & Johnson	35,948	3,566,042
Varian Medical Systems Inc.*	34,617	3,075,720
		14,498,023
Industrials - 16.4%
Copart Inc.*	131,260	4,668,918
Danaher Corp.	46,764	3,829,037
Jacobs Engineering Group Inc.*	110,835	4,750,388
PACCAR Inc.	61,415	4,013,470
Rockwell Collins Inc.	44,454	4,326,708
		21,588,521
Information Technology - 15.9%
Accenture PLC, Class A	62,167	5,759,773
Google Inc., Class C*	7,155	3,844,445
Oracle Corp.	114,225	4,982,494
TE Connectivity Ltd.	47,740	3,177,097
Visa Inc., Class A	47,334	3,126,411
		20,890,220
Total Common Stocks
(Cost $100,363,624)		121,918,380
SHORT-TERM INVESTMENTS - 7.3%
State Street Institutional U.S. Government
Money Market Fund	9,537,714	9,537,714
Total Short-Term Investments
(Cost $9,537,714)		9,537,714
TOTAL INVESTMENTS - 100.0%
(Cost $109,901,338**)		131,456,094
NET OTHER ASSETS AND LIABILITIES - 0.0%		65,542
TOTAL NET ASSETS - 100.0%		$131,521,636

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $110,108,704.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

Madison Large Cap Growth Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 94.6%
Consumer Discretionary - 20.5%
Amazon.com Inc.*	7,480	$3,154,914
CBS Corp., Class B	62,890	3,907,356
Discovery Communications Inc., Class C*	109,859	3,321,037
Home Depot Inc./The	31,355	3,354,358
Johnson Controls Inc.	45,005	2,267,352
Liberty Global PLC*	61,345	3,094,855
McDonald’s Corp.	41,900	4,045,445
Nordstrom Inc.	37,545	2,836,900
Omnicom Group Inc.	41,447	3,140,025
Ross Stores Inc.	18,310	1,810,493
Starbucks Corp.	62,370	3,092,305
TJX Cos. Inc./The	43,665	2,818,139
Walt Disney Co./The	19,000	2,065,680
		38,908,859
Consumer Staples - 7.5%
Costco Wholesale Corp.	22,582	3,230,355
CVS Health Corp.	24,261	2,408,875
Diageo PLC, ADR	21,410	2,376,938
JM Smucker Co./The	23,145	2,682,969
Nestle S.A., ADR	26,140	2,028,987
PepsiCo Inc.	16,445	1,564,248
		14,292,372
Energy - 6.3%
Apache Corp.	38,265	2,617,326
EOG Resources Inc.	30,431	3,011,147
Occidental Petroleum Corp.	33,210	2,660,121
Schlumberger Ltd.	38,980	3,687,898
		11,976,492
Financials - 2.6%
Brookfield Asset Management Inc., Class A	38,428	2,069,348
T. Rowe Price Group Inc.	35,355	2,870,119
		4,939,467
Health Care - 14.8%
Amgen Inc.	29,555	4,667,030
Baxter International Inc.	51,450	3,536,673
Biogen Inc.*	7,080	2,647,425
Celgene Corp.*	25,368	2,741,266
Express Scripts Holding Co.*	38,475	3,324,240
Gilead Sciences Inc.*	49,275	4,952,630
Johnson & Johnson	21,800	2,162,560
UnitedHealth Group Inc.	16,630	1,852,582
Varian Medical Systems Inc.*	25,125	2,232,356
		28,116,762
Industrials - 14.4%
3M Co.	13,315	2,082,333
Boeing Co./The	39,890	5,717,833
Danaher Corp.	32,170	2,634,080
PACCAR Inc.	50,575	3,305,076
Rockwell Collins Inc.	39,955	3,888,820
United Parcel Service Inc., Class B	35,138	3,532,423
United Technologies Corp.	26,110	2,970,012
W.W. Grainger Inc.	12,500	3,105,375
		27,235,952
Information Technology - 26.5%
Communications Equipment - 1.7%
QUALCOMM Inc.	45,845	3,117,460
Computers & Peripherals - 4.8%
Apple Inc.	73,000	9,135,950
Electronic Equipment, Instruments &
Components - 1.4%
TE Connectivity Ltd.	39,340	2,618,077
Internet Software & Services - 5.6%
eBay Inc.*	64,378	3,750,662
Google Inc., Class C*	12,890	6,926,467
		10,677,129
IT Services - 3.8%
Accenture PLC, Class A	49,982	4,630,832
Visa Inc., Class A	38,380	2,534,999
		7,165,831
Semiconductors & Semiconductor
Equipment - 1.6%
Linear Technology Corp.	64,805	2,989,455
Software - 7.6%
Microsoft Corp.	155,585	7,567,655
Oracle Corp.	158,120	6,897,194
		14,464,849
		50,168,751
Telecommunication Service - 2.0%
Verizon Communications Inc.	74,135	3,739,369
Total Common Stocks
(Cost $131,451,925)		179,378,024
SHORT-TERM INVESTMENTS - 5.8%
State Street Institutional U.S. Government
Money Market Fund	11,063,952	11,063,952
Total Short-Term Investments
(Cost $11,063,952)		11,063,952
TOTAL INVESTMENTS - 100.4%
(Cost $142,515,877**)		190,441,976
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(791,192)
TOTAL NET ASSETS - 100.0%		$189,650,784

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $142,577,136.
ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.
28

Madison Funds | April 30, 2015

Madison Mid Cap Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 91.1%
Consumer Discretionary - 23.7%
Advance Auto Parts Inc.	41,529	$5,938,647
CarMax Inc.*	81,678	5,563,088
Discovery Communications Inc., Class C*	290,164	8,771,658
Liberty Global PLC*	215,236	10,858,656
Liberty Ventures*	66,825	2,785,266
Omnicom Group Inc.	94,825	7,183,942
Ross Stores Inc.	143,126	14,152,299
Sally Beauty Holdings Inc.*	304,524	9,504,194
		64,757,750
Consumer Staples - 0.9%
Brown-Forman Corp., Class B	26,555	2,396,058

Energy - 5.1%
Oceaneering International Inc.	78,530	4,327,788
World Fuel Services Corp.	173,502	9,629,361
		13,957,149
Financials - 24.0%
Arch Capital Group Ltd.*	89,605	5,437,231
Brookfield Asset Management Inc., Class A	231,609	12,472,145
Brown & Brown Inc.	423,666	13,536,129
Glacier Bancorp Inc.	214,174	5,641,343
M&T Bank Corp.	49,473	5,920,434
Markel Corp.*	20,606	15,261,628
WR Berkley Corp.	151,237	7,409,100
		65,678,010
Health Care - 8.8%
Catamaran Corp.*	114,497	6,795,397
DaVita HealthCare Partners Inc.*	98,837	8,015,681
Laboratory Corp. of America Holdings*	76,252	9,116,689
		23,927,767
Industrials - 17.2%
Colfax Corp.*	111,424	5,525,516
Copart Inc.*	296,782	10,556,536
Expeditors International of Washington Inc.	144,057	6,602,132
Fastenal Co.	131,936	5,623,112
Generac Holdings Inc.*	111,331	4,641,389
IHS Inc., Class A*	50,646	6,354,554
Jacobs Engineering Group Inc.*	178,967	7,670,526
		46,973,765
Information Technology - 7.9%
Amphenol Corp., Class A	107,413	5,947,458
CDW Corp.	228,439	8,753,783
Motorola Solutions Inc.	114,135	6,819,566
		21,520,807
Materials - 3.5%
Crown Holdings Inc.*	178,742	9,698,541
Total Common Stocks
(Cost $170,604,616)		248,909,847
SHORT-TERM INVESTMENTS - 9.0%
State Street Institutional U.S. Government
Money Market Fund	24,509,510	24,509,510
Total Short-Term Investments
(Cost $24,509,510)		24,509,510
TOTAL INVESTMENTS - 100.1%
(Cost $195,114,126**)		273,419,357
NET OTHER ASSETS AND LIABILITIES - (0.1%)		(260,397)
TOTAL NET ASSETS - 100.0%		$273,158,960

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $195,233,637.
PLC	Public Limited Company.

Madison Small Cap Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 97.3%
Consumer Discretionary - 8.7%
Ascena Retail Group Inc.*	84,990	$1,274,000
Cato Corp./The, Class A	27,519	1,082,597
Fred’s Inc., Class A	73,660	1,242,644
Helen of Troy Ltd.*	26,750	2,343,568
Stage Stores Inc.	56,000	1,081,360
		7,024,169
Consumer Staples - 4.9%
C&C Group PLC (A)	245,182	986,722
Casey’s General Stores Inc.	11,600	953,288
Cranswick PLC (A)	40,981	898,286
Post Holdings Inc.*	24,520	1,150,969
		3,989,265
Energy - 6.5%
Dorian LPG Ltd.*	48,100	637,806
Era Group Inc.*	31,110	690,020
RSP Permian Inc.*	40,444	1,173,685
Scorpio Tankers Inc.	156,360	1,460,402
SEACOR Holdings Inc.*	15,160	1,101,526
Tesco Corp.	13,905	178,818
		5,242,257
Financials - 18.6%
AMERISAFE Inc.	14,930	674,687
DiamondRock Hospitality Co., REIT	55,804	756,702
Education Realty Trust Inc., REIT	25,863	869,514
First Busey Corp.	55,058	343,562
First Midwest Bancorp Inc.	80,510	1,376,721
First Niagara Financial Group Inc.	86,920	790,537
Flushing Financial Corp.	38,270	733,253
Great Western Bancorp Inc.	13,848	302,856
Hancock Holding Co.	29,010	844,481
International Bancshares Corp.	61,190	1,589,716
MB Financial Inc.	34,640	1,043,703
Northwest Bancshares Inc.	96,550	1,188,531
Primerica Inc.	25,270	1,167,979
Solar Capital Ltd.	36,360	718,474
Summit Hotel Properties Inc., REIT	57,960	763,333
Webster Financial Corp.	53,690	1,923,713
		15,087,762
Health Care - 12.4%
Allscripts Healthcare Solutions Inc.*	89,140	1,185,562
Amsurg Corp.*	17,440	1,093,837
Charles River Laboratories International Inc.*	21,730	1,502,847
Corvel Corp.*	11,530	412,082
Haemonetics Corp.*	25,580	1,036,757
ICON PLC*	9,900	636,966
ICU Medical Inc.*	14,720	1,241,927
MedAssets Inc.*	42,860	867,486
Phibro Animal Health Corp., Class A	21,960	697,450
STERIS Corp.	20,370	1,354,605
		10,029,519
Industrials - 24.6%
ACCO Brands Corp.*	129,430	1,018,614
Albany International Corp., Class A	40,110	1,572,312
CIRCOR International Inc.	10,670	583,009
Cubic Corp.	33,850	1,678,283
ESCO Technologies Inc.	29,830	1,094,761
FTI Consulting Inc.*	30,430	1,250,977
G&K Services Inc., Class A	28,550	2,015,630
GATX Corp.	26,470	1,439,968
Luxfer Holdings PLC, ADR	35,741	459,272
Matthews International Corp., Class A	26,150	1,269,060
Mistras Group Inc.*	32,500	583,700
Mueller Industries Inc.	67,150	2,352,936
Primoris Services Corp.	18,200	349,986
SP Plus Corp.*	54,000	1,229,040
Steelcase Inc., Class A	40,020	703,151
United Stationers Inc.	39,560	1,606,532
UTi Worldwide Inc.*	79,160	714,815
		19,922,046
Information Technology - 10.9%
Belden Inc.	30,632	2,571,556
Coherent Inc.*	13,820	829,200
Diebold Inc.	38,810	1,349,424
Forrester Research Inc.	31,130	1,083,013
MAXIMUS Inc.	14,140	905,101
Micrel Inc.	56,995	775,132
ScanSource Inc.*	33,500	1,334,975
		8,848,401
Materials - 7.7%
Deltic Timber Corp.	16,920	1,082,880
Greif Inc., Class A	21,850	890,606
Innospec Inc.	22,350	976,695
Koppers Holdings Inc.	27,480	617,750
Sensient Technologies Corp.	22,770	1,488,247
Zep Inc.	58,630	1,165,565
		6,221,743
Utilities - 3.0%
Laclede Group Inc./The	18,170	943,568
New Jersey Resources Corp.	19,260	587,623
WGL Holdings Inc.	16,450	904,914
		2,436,105
Total Common Stocks
(Cost $66,271,130)		78,801,267
SHORT-TERM INVESTMENTS - 3.1%
State Street Institutional U.S. Government
Money Market Fund	2,543,068	2,543,068
Total Short-Term Investments
(Cost $2,543,068)		2,543,068
TOTAL INVESTMENTS - 100.4%
(Cost $68,814,198**)		81,344,335
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(340,594)
TOTAL NET ASSETS - 100.0%		$81,003,741

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $69,021,430.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.
29

Madison Funds | April 30, 2015

Madison NorthRoad International Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 96.1%
Australia - 2.0%
BHP Billiton Ltd., ADR	18,680	$958,097

Brazil - 2.4%
Estacio Participacoes S.A.	106,652	644,241
Kroton Educacional S.A.	137,890	503,424
		1,147,665
Denmark - 4.3%
Carlsberg AS, Class B (A)	12,110	1,104,864
ISS AS (A)	28,495	961,102
		2,065,966
France - 14.1%
AXA S.A., ADR	39,787	1,001,837
LVMH Moet Hennessy Louis Vuitton SE (A)	6,120	1,070,121
Sanofi, ADR	24,565	1,241,761
Schneider Electric SE, ADR	84,145	1,251,236
Technip S.A. (A)	14,485	986,662
Total S.A., ADR	20,771	1,123,711
		6,675,328
Germany - 2.7%
SAP SE, ADR	17,101	1,294,375

Ireland - 2.0%
CRH PLC, ADR	34,671	969,054

Israel - 1.8%
Teva Pharmaceutical Industries Ltd., ADR	14,199	857,903

Japan - 9.5%
Makita Corp. (A)	17,500	876,576
Mitsubishi UFJ Financial Group Inc., ADR	188,206	1,336,263
Secom Co. Ltd., ADR	68,770	1,213,790
Seven & I Holdings Co. Ltd. (A)	24,930	1,073,510
		4,500,139
Netherlands - 4.6%
Akzo Nobel N.V., ADR	39,386	1,002,374
ING Groep N.V.* (A)	75,770	1,164,054
		2,166,428
Singapore - 2.1%
DBS Group Holdings Ltd. (A)	61,680	980,400

South Korea - 2.4%
Samsung Electronics Co. Ltd. (A)	861	1,129,214

Sweden - 1.5%
Telefonaktiebolaget LM Ericsson, ADR	66,966	731,269

Switzerland - 16.0%
ABB Ltd., ADR*	45,465	989,773
Credit Suisse Group AG, ADR	33,068	852,162
Nestle S.A., ADR	15,046	1,167,871
Novartis AG, ADR	14,913	1,518,143
Roche Holding AG, ADR	29,745	1,067,251
Syngenta AG, ADR	14,111	946,002
TE Connectivity Ltd.	15,975	1,063,136
		7,604,338
United Kingdom - 30.7%
Babcock International Group PLC (A)	69,540	1,074,532
Barclays PLC (A)	279,825	1,095,500
Berendsen PLC (A)	56,405	897,807
BG Group PLC (A)	79,955	1,451,207
Compass Group PLC, ADR	61,071	1,090,728
Diageo PLC, ADR	14,547	1,615,008
GlaxoSmithKline PLC, ADR	19,979	922,031
HSBC Holdings PLC, ADR	18,183	902,422
Rolls-Royce Holdings PLC*	10,154,115	15,586
Rolls-Royce Holdings PLC* (A)	72,015	1,153,991
Royal Dutch Shell PLC, ADR	18,658	1,183,477
Standard Chartered PLC (A)	65,783	1,075,808
Tesco PLC, ADR	98,126	995,979
WPP PLC, ADR	9,618	1,119,824
		14,593,900
Total Common Stocks
(Cost $42,956,229)		45,674,076
SHORT-TERM INVESTMENTS - 3.2%
United States - 3.2%
State Street Institutional U.S. Government
Money Market Fund	1,522,526	1,522,526
Total Short-Term Investments
(Cost $1,522,526)		1,522,526
TOTAL INVESTMENTS - 99.3% (Cost $44,478,755**)		47,196,602
NET OTHER ASSETS AND LIABILITIES - 0.7%		312,664
TOTAL NET ASSETS - 100.0%		$47,509,266

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $44,560,458.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Consumer Discretionary	9.3%
Consumer Staples	12.5%
Energy	10.0%
Financials	17.7%
Health Care	11.8%
Industrials	17.7%
Information Technology	8.9%
Materials	8.2%
Money Market Funds	3.2%
Telecommunication Services	–
Net Other Assets and Liabilities	0.7%

See accompanying Notes to Financial Statements.
30

Madison Funds | April 30, 2015

Madison International Stock Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 2)
COMMON STOCKS - 94.7%
Australia - 2.2%
Ansell Ltd. (A)	17,873	$367,862
Caltex Australia Ltd. (A)	18,907	527,620
		895,482
Austria - 0.7%
UNIQA Insurance Group AG (A)	26,746	263,053

Belgium - 3.8%
Anheuser-Busch InBev N.V. (A)	9,090	1,104,348
KBC Groep N.V.* (A)	6,153	405,367
		1,509,715
Brazil - 0.8%
BB Seguridade Participacoes S.A.	25,000	292,487
Estacio Participacoes S.A.	6,100	36,848
		329,335
Canada - 1.2%
MacDonald Dettwiler & Associates Ltd.	6,200	492,197

Denmark - 1.0%
Carlsberg AS, Class B (A)	4,457	406,638

Finland - 1.7%
Sampo Oyj, Class A (A)	14,455	701,608

France - 6.3%
BNP Paribas S.A. (A)	9,549	601,217
Cap Gemini S.A. (A)	7,957	706,620
Valeo S.A. (A)	4,103	655,767
Vinci S.A. (A)	9,486	581,878
		2,545,482
Germany - 4.6%
Bayer AG (A)	7,768	1,131,627
Bayerische Motoren Werke AG (A)	2,966	352,755
Continental AG (A)	1,572	371,388
		1,855,770
Greece - 0.2%
Hellenic Telecommunications Organization
S.A.* (A)	7,169	65,131

Ireland - 3.2%
James Hardie Industries PLC (A)	28,327	325,014
Ryanair Holdings PLC, ADR	4,280	277,558
Shire PLC (A)	8,274	673,158
		1,275,730
Israel - 3.2%
Teva Pharmaceutical Industries Ltd., ADR	21,055	1,272,143

Italy - 2.8%
Atlantia SpA (A)	22,666	638,044
Azimut Holding SpA (A)	16,087	474,042
		1,112,086
Japan - 19.3%
Daikin Industries Ltd. (A)	7,400	498,175
Daiwa House Industry Co. Ltd. (A)	41,100	914,977
Don Quijote Holdings Co. Ltd. (A)	11,700	883,128
Isuzu Motors Ltd. (A)	28,900	382,911
Japan Tobacco Inc. (A)	14,000	489,856
KDDI Corp. (A)	46,600	1,101,130
Makita Corp. (A)	5,800	290,522
Seven & I Holdings Co. Ltd. (A)	14,800	637,303
Softbank Corp. (A)	10,100	631,184
Sony Corp.* (A)	23,000	694,677
Sumitomo Mitsui Financial Group Inc. (A)	21,100	920,143
United Arrows Ltd. (A)	9,500	292,888
		7,736,894
Luxembourg - 0.6%
RTL Group S.A.* (A)	2,360	221,384

Netherlands - 3.9%
Koninklijke KPN N.V. (A)	169,305	627,106
NXP Semiconductors N.V.* (A)	3,753	365,418
Wolters Kluwer N.V. (A)	17,692	571,238
		1,563,762
Norway - 1.0%
Telenor ASA (A)	18,661	421,286

Philippines - 1.2%
Alliance Global Group Inc. (A)	824,800	469,239

Spain - 2.5%
International Consolidated Airlines Group
S.A.* (A)	41,530	346,601
Mediaset Espana Comunicacion S.A.* (A)	20,856	282,901
Red Electrica Corp. S.A. (A)	4,363	366,143
		995,645
Sweden - 3.5%
Assa Abloy AB, Class B (A)	12,071	697,783
Swedbank AB, Class A (A)	30,971	719,622
		1,417,405
Switzerland - 8.0%
GAM Holding AG* (A)	14,477	327,384
Glencore PLC* (A)	69,917	332,945
Novartis AG (A)	17,947	1,854,268
Sunrise Communications Group AG* (A) (B)	3,634	337,252
Wolseley PLC (A)	6,347	376,379
		3,228,228
Taiwan - 1.7%
Taiwan Semiconductor Manufacturing Co.
Ltd., ADR	27,200	664,768

Thailand - 0.6%
Krung Thai Bank PCL	427,400	259,305

Turkey - 1.0%
Turkcell Iletisim Hizmetleri AS (A)	87,963	391,424

United Kingdom - 19.7%
Anglo American PLC (A)	19,170	325,127
BG Group PLC (A)	26,478	480,584
British American Tobacco PLC (A)	14,884	818,652
Direct Line Insurance Group PLC (A)	57,398	280,803
Informa PLC (A)	59,452	507,554
Lloyds Banking Group PLC (A)	779,291	924,632
Provident Financial PLC (A)	9,866	455,823
Prudential PLC (A)	45,102	1,125,535
Reed Elsevier PLC (A)	36,244	600,205
Rexam PLC (A)	65,998	586,078
Royal Dutch Shell PLC, Class A (A)	17,489	550,872
Taylor Wimpey PLC (A)	168,466	428,240
Unilever PLC (A)	11,159	489,957
William Hill PLC (A)	61,406	339,750
		7,913,812
Total Common Stocks
(Cost $30,626,796)		38,007,522
SHORT-TERM INVESTMENTS - 4.0%
United States - 4.0%
State Street Institutional U.S. Government
Money Market Fund	1,609,250	1,609,250
Total Short-Term Investments
(Cost $1,609,250)		1,609,250
TOTAL INVESTMENTS - 98.7% (Cost $32,236,046**)		39,616,772
NET OTHER ASSETS AND LIABILITIES - 1.3%		512,155
TOTAL NET ASSETS - 100.0%		$40,128,927

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $32,572,789.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
(B)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional investors.”
ADR	American Depositary Receipt.
PCL	Public Company Limited.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Consumer Discretionary	16.5%
Consumer Staples	9.9%
Energy	3.9%
Financials	21.6%
Health Care	13.2%
Industrials	11.6%
Information Technology	4.3%
Materials	3.9%
Money Market Funds	4.0%
Telecommunication Services	8.9%
Utilities	0.9%
Net Other Assets and Liabilities	1.3%

See accompanying Notes to Financial Statements.
31

Madison Funds | April 30, 2015

Hansberger International Growth Fund Portfolio of Investments

	Shares	Value (Note 2)
COMMON STOCKS - 99.6%
Australia - 1.3%
BHP Billiton Ltd. (A)	29,667	$761,412

Canada - 4.8%
Cameco Corp.	62,409	1,097,150
Canadian Pacific Railway Ltd.	2,965	565,070
Manulife Financial Corp.	60,178	1,095,841
		2,758,061
China - 12.0%
China Longyuan Power Group Corp. (A)	845,345	1,049,182
China Unicom Hong Kong Ltd. (A)	783,071	1,470,694
CITIC Securities Co. Ltd., Class H (A)	164,354	730,855
Hengan International Group Co. Ltd. (A)	53,749	663,534
Ping An Insurance Group Co. of China Ltd. (A)	105,305	1,516,391
Tencent Holdings Ltd. (A)	71,507	1,476,794
		6,907,450
Denmark - 1.5%
Novo Nordisk AS (A)	15,177	850,144

France - 4.5%
Christian Dior SE (A)	3,925	769,573
Hermes International (A)	1,493	563,471
Safran S.A. (A)	8,086	590,174
Zodiac Aerospace (A)	17,699	650,447
		2,573,665
Germany - 5.8%
Bayer AG (A)	4,809	700,566
Continental AG (A)	4,044	955,402
Fresenius SE & Co. KGaA (A)	17,079	1,019,553
KUKA AG (A)	9,591	683,699
		3,359,220
Hong Kong - 2.2%
AIA Group Ltd. (A)	189,518	1,265,084

India - 4.5%
Dr Reddy’s Laboratories Ltd., ADR	18,607	967,192
HDFC Bank Ltd., ADR	19,936	1,133,162
Larsen & Toubro Ltd., GDR (A)	19,827	504,054
		2,604,408
Indonesia - 1.2%
Bank Mandiri Persero Tbk PT (A)	796,091	659,195

Ireland - 2.4%
Kerry Group PLC (A)	8,248	605,122
Kingspan Group PLC (A)	40,323	799,856
		1,404,978
Israel - 1.2%
NICE-Systems Ltd., ADR	11,023	659,727

Japan - 16.3%
CyberAgent Inc. (A)	15,543	744,140
FANUC Corp. (A)	3,219	704,064
Keyence Corp. (A)	1,218	650,937
Komatsu Ltd. (A)	30,542	613,404
Nidec Corp. (A)	20,654	1,539,935
Nomura Holdings Inc. (A)	179,397	1,165,042
Rakuten Inc. (A)	61,102	1,066,525
Seven & I Holdings Co. Ltd. (A)	14,969	644,580
Softbank Corp. (A)	16,271	1,016,831
Toyota Motor Corp. (A)	17,813	1,237,401
		9,382,859
Mexico - 2.2%
Grupo Financiero Banorte S.A.B. de C.V., Class O	101,510	575,832
Grupo Mexico S.A.B. de C.V.	220,363	680,968
		1,256,800
Netherlands - 3.8%
ASML Holding N.V.	10,687	1,143,937
NXP Semiconductors N.V.*	10,751	1,033,386
		2,177,323
Norway - 2.1%
Telenor ASA (A)	53,988	1,218,820

Singapore - 2.5%
DBS Group Holdings Ltd. (A)	53,186	845,389
Global Logistic Properties Ltd. (A)	294,033	608,515
		1,453,904
South Korea - 2.5%
LG Household & Health Care Ltd. (A)	1,087	797,326
Samsung Electronics Co. Ltd., GDR*	985	648,622
		1,445,948
Spain - 1.2%
Grifols S.A. (A)	16,188	689,698

Sweden - 1.1%
Hexagon AB, Class B shares (A)	16,941	627,594

Switzerland - 8.9%
Cie Financiere Richemont S.A. (A)	9,003	803,724
Credit Suisse Group AG* (A)	23,402	620,038
Holcim Ltd.* (A)	10,402	840,235
Nestle S.A. (A)	7,484	583,600
Partners Group Holding AG (A)	3,432	1,073,154
Roche Holding AG (A)	1,995	574,639
UBS Group AG* (A)	31,045	625,482
		5,120,872
United Kingdom - 17.6%
Aberdeen Asset Management PLC (A)	79,518	578,207
Amec Foster Wheeler PLC (A)	58,156	816,946
ARM Holdings PLC (A)	60,295	1,024,949
Ashtead Group PLC (A)	41,388	713,079
BG Group PLC (A)	54,348	986,432
Carnival PLC (A)	27,088	1,237,039
Diageo PLC (A)	20,248	562,386
ITV PLC (A)	174,049	675,701
London Stock Exchange Group PLC (A)	19,973	779,794
Michael Page International PLC (A)	146,568	1,197,530
Prudential PLC (A)	41,938	1,046,577
SABMiller PLC (A)	9,806	519,548
		10,138,188
Total Common Stocks
(Cost $47,208,159)		57,315,350
SHORT-TERM INVESTMENTS - 0.4%
United States - 0.4%
State Street Institutional U.S. Government
Money Market Fund	207,959	207,959
Total Short-Term Investments
(Cost $207,959)		207,959
TOTAL INVESTMENTS - 100.0%
(Cost $47,416,118**)		57,523,309
NET OTHER ASSETS AND LIABILITIES - 0.0%		(2,017)
TOTAL NET ASSETS - 100.0%		$57,521,292

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $48,608,033.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 2).
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 4/30/15
Consumer Discretionary	14.0%
Consumer Staples	7.6%
Energy	5.0%
Financials	24.9%
Health Care	8.4%
Industrials	14.9%
Information Technology	12.6%
Materials	4.0%
Money Market Funds	0.4%
Telecommunication Services	6.4%
Utilities	1.8%
Net Other Assets and Liabilities	–

See accompanying Notes to Financial Statements.
32

Madison Funds | April 30, 2015

Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 98.6%
Alternative Funds - 1.5%
SPDR Gold Shares*	8,127	$922,171

Bond Funds - 59.6%
Baird Aggregate Bond Fund Institutional Shares	291,126	3,167,451
iShares 3-7 Year Treasury Bond ETF†	134,762	16,697,012
iShares 7-10 Year Treasury Bond ETF	60,245	6,478,145
iShares TIPS Bond Fund ETF	15,310	1,750,851
Metropolitan West High Yield Bond Fund Class I	125,994	1,229,700
Metropolitan West Total Return Bond Fund Class I	289,232	3,172,877
SPDR Barclays Short-Term High Yield Bond ETF	20,799	610,243
Vanguard Short-Term Corporate Bond ETF	7,814	626,136
Vanguard Total Bond Market ETF	35,435	2,937,916
		36,670,331
Foreign Stock Funds - 9.0%
iShares MSCI EAFE Minimum Volatility ETF	17,939	1,219,852
iShares MSCI United Kingdom ETF	32,136	617,333
SPDR S&P Emerging Asia Pacific ETF	3,071	286,985
Vanguard FTSE All-World ex-U.S. ETF	18,308	934,440
WisdomTree Europe Hedged Equity Fund	23,867	1,533,693
WisdomTree Japan Hedged Equity Fund	16,123	909,660
		5,501,963
Money Market Funds - 0.6%
State Street Institutional U.S. Government Money Market Fund	345,841	345,841

Stock Funds - 27.9%
iShares Core S&P Mid-Cap ETF	16,344	2,448,658
PowerShares Buyback Achievers Portfolio ETF	94,044	4,588,407
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	39,850	615,280
Schwab U.S. Dividend Equity ETF	15,902	631,309
SPDR S&P 500 ETF Trust	36,758	7,664,778
Vanguard Growth ETF	5,703	613,358
Vanguard Information Technology ETF	5,681	612,923
		17,174,713
TOTAL INVESTMENTS - 98.6%
(Cost $55,566,369**)		60,615,019
NET OTHER ASSETS AND LIABILITIES - 1.4%		881,464
TOTAL NET ASSETS - 100.0%		$61,496,483

†	The annual report and prospectus for the iShares 3-7 Year Treasury Bond ETF can be found at: http://www.ishares.com/us/ library/financial-legal-tax.
*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $55,984,499.
ETF	Exchange Traded Fund.

Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.8%
Alternative Funds - 2.5%
SPDR Gold Shares*	18,606	$2,111,223

Bond Funds - 36.6%
Baird Aggregate Bond Fund Institutional Shares	253,047	2,753,148
iShares 3-7 Year Treasury Bond ETF	114,104	14,137,486
iShares 7-10 Year Treasury Bond ETF	52,474	5,642,529
iShares TIPS Bond Fund ETF	19,628	2,244,658
Metropolitan West High Yield Bond Fund Class I	86,878	847,928
Metropolitan West Total Return Bond Fund Class I	251,521	2,759,184
SPDR Barclays Short-Term High Yield Bond ETF	28,251	828,884
Vanguard Total Bond Market ETF	20,340	1,686,389
		30,900,206
Foreign Stock Funds - 13.0%
iShares MSCI EAFE Minimum Volatility ETF	31,269	2,126,292
iShares MSCI Japan ETF	32,433	417,088
iShares MSCI United Kingdom ETF	45,064	865,680
SPDR S&P Emerging Asia Pacific ETF	4,511	421,553
Vanguard FTSE All-World ex-U.S. ETF	41,058	2,095,600
WisdomTree Europe Hedged Equity Fund	52,320	3,362,083
WisdomTree Japan Hedged Equity Fund	29,475	1,662,980
		10,951,276
Money Market Funds - 1.8%
State Street Institutional U.S. Government
Money Market Fund	1,497,394	1,497,394

Stock Funds - 45.9%
iShares Core S&P Mid-Cap ETF	39,950	5,985,309
PowerShares Buyback Achievers Portfolio ETF	149,870	7,312,157
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	108,006	1,667,609
Schwab U.S. Dividend Equity ETF	21,443	851,287
SPDR S&P 500 ETF Trust	92,727	19,335,434
Vanguard Growth ETF	13,642	1,467,197
Vanguard Health Care ETF	3,143	417,830
Vanguard Information Technology ETF	15,564	1,679,200
		38,716,023
TOTAL INVESTMENTS - 99.8%
(Cost $73,720,127**)		84,176,122
NET OTHER ASSETS AND LIABILITIES - 0.2%		181,165
TOTAL NET ASSETS - 100.0%		$84,357,287

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $74,386,373.
ETF	Exchange Traded Fund.

Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 99.1%
Alternative Funds - 2.5%
SPDR Gold Shares*	12,739	$1,445,494

Bond Funds - 26.6%
Baird Aggregate Bond Fund Institutional Shares	80,162	872,162
iShares 3-7 Year Treasury Bond ETF	56,541	7,005,430
iShares 7-10 Year Treasury Bond ETF	30,457	3,275,041
iShares TIPS Bond Fund ETF	13,991	1,600,011
Metropolitan West High Yield Bond Fund Class I	60,124	586,812
Metropolitan West Total Return Bond Fund Class I	79,647	873,730
SPDR Barclays Short-Term High Yield Bond ETF	19,243	564,590
Vanguard Total Bond Market ETF	7,057	585,096
		15,362,872
Foreign Stock Funds - 16.5%
iShares Global Energy ETF	7,509	292,325
iShares MSCI EAFE Minimum Volatility ETF	30,110	2,047,480
iShares MSCI Japan ETF	22,056	283,640
iShares MSCI United Kingdom ETF	30,527	586,424
SPDR S&P Emerging Asia Pacific ETF	3,046	284,649
Vanguard FTSE All-World ex-U.S. ETF	39,379	2,009,904
WisdomTree Europe Hedged Equity Fund	40,356	2,593,277
WisdomTree Japan Hedged Equity Fund	25,246	1,424,379
		9,522,078
Money Market Funds - 1.1%
State Street Institutional U.S. Government Money Market Fund	649,651	649,651

Stock Funds - 52.4%
iShares Core S&P Mid-Cap ETF	30,751	4,607,115
PowerShares Buyback Achievers Portfolio ETF	113,343	5,530,005
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	112,798	1,741,597
Schwab U.S. Dividend Equity ETF	14,897	591,411
SPDR S&P 500 ETF Trust	66,255	13,815,493
SPDR S&P Homebuilders ETF	8,217	284,308
Vanguard Growth ETF	12,942	1,391,912
Vanguard Health Care ETF	4,307	572,573
Vanguard Information Technology ETF	15,869	1,712,106
		30,246,520
TOTAL INVESTMENTS - 99.1%
(Cost $48,604,556**)		57,226,615
NET OTHER ASSETS AND LIABILITIES - 0.9%		498,277
TOTAL NET ASSETS - 100.0%		$57,724,892

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $49,209,007.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.
33

Madison Funds | April 30, 2015

Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2)
INVESTMENT COMPANIES - 98.6%
Alternative Funds - 2.5%
SPDR Gold Shares*	4,922	$558,499

Bond Funds - 16.6%
iShares 3-7 Year Treasury Bond ETF	12,657	1,568,202
iShares 7-10 Year Treasury Bond ETF	9,394	1,010,137
iShares TIPS Bond Fund ETF	5,880	672,437
Metropolitan West High Yield Bond Fund Class I	22,535	219,944
SPDR Barclays Short-Term High Yield Bond ETF	7,696	225,801
		3,696,521
Foreign Stock Funds - 20.0%
iShares Global Energy ETF	8,588	334,331
iShares MSCI EAFE Minimum Volatility ETF	13,132	892,976
iShares MSCI Japan ETF	8,486	109,130
iShares MSCI United Kingdom ETF	11,774	226,178
SPDR S&P Emerging Asia Pacific ETF	2,386	222,972
Vanguard FTSE All-World ex-U.S. ETF	17,497	893,047
WisdomTree Europe Hedged Equity Fund	17,402	1,118,252
WisdomTree Japan Hedged Equity Fund	11,702	660,227
		4,457,113
Money Market Funds - 0.6%
State Street Institutional U.S. Government
Money Market Fund	127,205	127,205

Stock Funds - 58.9%
iShares Core S&P Mid-Cap ETF	13,358	2,001,296
PowerShares Buyback Achievers Portfolio ETF	46,784	2,282,591
Schwab Fundamental U.S. Large Company Index Fund Institutional Shares	49,567	765,321
Schwab U.S. Dividend Equity ETF	11,262	447,101
SPDR S&P 500 ETF Trust†	26,753	5,578,536
SPDR S&P Homebuilders ETF	6,348	219,641
Vanguard Growth ETF	5,813	625,188
Vanguard Health Care ETF	2,497	331,951
Vanguard Information Technology ETF	8,181	882,648
		13,134,273
TOTAL INVESTMENTS - 98.6%
(Cost $19,240,795**)		21,973,611
NET OTHER ASSETS AND LIABILITIES - 1.4%		314,982
TOTAL NET ASSETS - 100.0%		$22,288,593

*	Non-income producing.
†	The annual report and prospectus for the SPDR S&P 500 ETF Trust can be found at: https://www.spdrs.com/product/fund. seam?ticker=spy.
**	Aggregate cost for Federal tax purposes was $19,469,770.
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.
34

Madison Funds | April 30, 2015

Statements of Assets and Liabilities as of April 30, 2015 (unaudited)

	Conservative	Moderate	Aggressive	Cash	Tax-Free	Tax-Free	Government	High Quality
	Allocation	Allocation	Allocation	Reserves	Virginia	National	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in securities, at cost:
Unaffiliated issuers	$44,274,559	$86,301,568	$33,988,937	$21,815,922	$21,655,565	$ 26,091,602	$ 3,764,427	$111,135,464
Affiliated issuers[1]	30,254,880	54,263,036	22,287,482	–	–	–	–	–
Net unrealized appreciation
Unaffiliated issuers	1,422,449	3,948,078	2,593,756	–	750,630	1,315,316	56,781	1,309,584
Affiliated issuers[1]	1,705,200	7,659,274	3,929,424	–	–	–	–	–
Total investments, at value	77,657,088	152,171,956	62,799,599	21,815,922	22,406,195	27,406,918	3,821,208	112,445,048
Cash	–	–	–	–	137,802	996,223	–	–
Receivables:
Investments sold	1,161,562	2,239,860	2,036,005	–	–	–	–	–
Fund shares sold	62,562	119,140	11,446	1,801	50	748	178	1,196,797
Dividends and interest	63,678	68,660	15,018	22,755	281,142	320,594	19,750	693,212
Due from Adviser	–	–	–	8,475	–	–	325	–
Total assets	78,944,890	154,599,616	64,862,068	21,848,953	22,825,189	28,724,483	3,841,461	114,335,057
Liabilities:
Payables:
Investments purchased	–	1,253,989	1,272,326	–	198,500	751,482	–	–
Fund shares repurchased	59,330	43,361	16,030	61,261	612	12,192	130	60,501
Advisory agreement fees	13,008	25,318	10,569	7,019	9,427	11,569	1,298	28,499
Service agreement fees	16,261	31,648	13,211	2,939	6,599	8,098	811	18,049
Distribution fees - Class B	6,842	20,135	8,264	171	–	–	–	–
Distribution fees - Class C	12,307	5,663	1,657	–	–	–	–	–
Shareholder servicing fees	16,250	31,633	13,210	–	–	–	–	–
Dividends	–	–	–	–	1,534	16,115	106	–
Accrued expenses and other payables	–	–	2,400	–	–	–	–	–
Total liabilities	123,998	1,411,747	1,337,667	71,390	216,672	799,456	2,345	107,049
Net Assets	$78,820,892	$153,187,869	$63,524,401	$21,777,563	$22,608,517	$ 27,925,027	$ 3,839,116	$114,228,008
Net Assets consist of:
Paid-in capital	$73,697,887	$135,175,894	$53,678,717	$21,777,585	$21,782,604	$26,487,099	$3,782,126	$112,534,119
Accumulated undistributed net investment income (loss)	(125,467)	(584,374)	(340,691)	–	2,504	3,038	(851)	93,003
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	2,120,823	6,988,997	3,663,195	(22)	72,779	119,574	1,060	291,302
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions	3,127,649	11,607,352	6,523,180	–	750,630	1,315,316	56,781	1,309,584
Net Assets	$78,820,892	$153,187,869	$63,524,401	$21,777,563	$22,608,517	$ 27,925,027	$ 3,839,116	$114,228,008
Class A Shares:
Net Assets	$47,846,056	$111,521,834	$47,531,781	$21,538,336
Shares of beneficial interest outstanding	4,402,140	9,404,238	3,908,814	21,538,348
Net Asset Value and redemption price per share	$10.87	$11.86	$12.16	$1.00
Sales charge of offering price[2]	0.66	0.72	0.74	–
Maximum offering price per share	$11.53	$12.58	$12.90	$1.00
Class B Shares:
Net Assets	$10,985,472	$32,424,088	$13,314,012	239,227
Shares of beneficial interest outstanding	1,005,318	2,747,043	1,111,334	239,215
Net Asset Value and redemption price per share[3]	$10.93	$11.80	$11.98	$1.00
Class C Shares:
Net Assets	$19,989,364	9,241,947	2,678,608
Shares of beneficial interest outstanding	1,828,160	782,510	223,452
Net Asset Value and redemption price per share[3]	$10.93	$11.81	$11.99
Class Y Shares:
Net Assets					$22,608,517	$ 27,925,027	$ 3,839,116	$114,228,008
Shares of beneficial interest outstanding					1,949,636	2,542,948	363,739	10,317,941
Net Asset Value and redemption price per share					$11.60	$ 10.98	$ 10.55	$11.07

1 See Note 12 for information on affiliated issuers.
2 Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds.
3 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.
35

Madison Funds | April 30, 2015

Statements of Assets and Liabilities as of April 30, 2015 (unaudited)

	Core	Corporate	High	Diversified	Covered Call &	Dividend	Large Cap
	Bond	Bond	Income	Income	Equity Income	Income	Value	Investors
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in securities, at cost:
Unaffiliated issuers	$218,337,966	$26,300,155	$ 28,335,354	$128,774,466	$65,463,751	$17,585,647	$ 167,322,228	$ 109,901,338
Net unrealized appreciation
Unaffiliated issuers	6,806,716	752,911	228,189	21,974,495	635,293	4,132,283	29,016,086	21,554,756
Total investments, at value	225,144,682	27,053,066	28,563,543	150,748,961	66,099,044	21,717,930	196,338,314	131,456,094
Cash	–	–	–	–	–	–	–	–
Foreign currency (cost of $5 and $1,648, respectively)(Note 2)	–	–	–	–	–	–	–	–
Receivables:
Investments sold	1,359,172	100,289	108,461	–	44,831	–	3,309,285	–
Fund shares sold	16,675	11	6,343	118,811	84,518	9,321	21,033	110,862
Dividends and interest	1,965,703	261,396	469,692	732,393	29,891	37,628	77,376	260,025
Due from Adviser	–	–	–	–	–	2,677	–	11,678
Other assets	–	–	–	–	–	–	–	–
Total assets	228,486,232	27,414,762	29,148,039	151,600,165	66,258,284	21,767,556	199,746,008	131,838,659
Liabilities:
Payables:
Investments purchased	1,509,150	175,022	–	507,492	1,482,836	111,281	1,739,939	–
Fund shares repurchased	31,555	835	17,830	123,450	13,821	7,000	80,169	201,329
Advisory agreement fees	94,431	9,018	13,170	80,626	43,424	13,383	90,590	78,576
Service agreement fees	28,277	5,636	4,789	24,808	7,625	6,245	59,295	36,711
Distribution fees - Class B	1,911	–	1,214	8,920	3,778	–	2,844	–
Distribution fees - Class C	–	–	–	7,744	–	–	–	–
Shareholder servicing fees	7,681	–	5,912	34,422	4,333	–	15,672	407
Dividends	281,580	54,524	21,799	2,825	–	–	–	–
Accrued expenses and other payables	–	–	–	–	–	–	–	–
Options written, at value (premium received $1,240,827) (Note 6)	–	–	–	–	1,489,813	–	–	–
Total liabilities	1,954,585	245,035	64,714	790,287	3,045,630	137,909	1,988,509	317,023
Net Assets	$226,531,647	$27,169,727	$ 29,083,325	$150,809,878	$63,212,654	$21,629,647	$ 197,757,499	$ 131,521,636
Net Assets consist of:
Paid-in capital	$218,142,165	$26,326,662	$ 28,869,329	$126,897,764	$64,039,087	$16,808,312	$ 154,972,114	$ 99,081,849
Accumulated undistributed net investment income (loss)	(168,330)	3,062	6,464	(29,968)	(1,231,586)	24,196	278,013	500,203
Accumulated net realized gain (loss) on investments sold and foreign currency related transactions	1,751,096	87,092	(20,657)	1,967,587	18,846	664,856	13,491,286	10,384,828
Net unrealized appreciation of investments (including appreciation (depreciation) of foreign currency related transactions	6,806,716	752,911	228,189	21,974,495	386,307	4,132,283	29,016,086	21,554,756
Net Assets	$226,531,647	$27,169,727	$ 29,083,325	$150,809,878	$63,212,654	$21,629,647	$ 197,757,499	$ 131,521,636
Class A Shares:
Net Assets	$34,045,942		$ 26,837,036	$123,805,515	$15,183,336		$ 70,731,126	$ 2,025,321
Shares of beneficial interest outstanding	3,328,604		4,243,468	8,315,473	1,567,880		4,218,176	96,702
Net Asset Value and redemption price per share	$10.23		$ 6.32	$14.89	$9.68		$ 16.77	$ 20.94
Sales charge of offering price[1]	0.48		0.30	0.91	0.59		1.02	1.28
Maximum offering price per share	$10.71		$ 6.62	$15.80	$10.27		$ 17.79	$ 22.22
Class B Shares:
Net Assets	$3,050,455		$ 1,965,597	$14,383,484			$ 4,533,997
Shares of beneficial interest outstanding	298,149		303,202	960,485			274,868
Net Asset Value and redemption price per share[2]	$10.23		$ 6.48	$14.98			$ 16.50
Class C Shares:
Net Assets				$12,620,879	$6,678,551
Shares of beneficial interest outstanding				843,110	705,985
Net Asset Value and redemption price per share[2]				$14.97	$9.46
Class Y Shares:
Net Assets	$188,940,990	$27,169,727	$ 280,692		$41,007,940	$21,629,647	$ 122,492,376	$ 122,549,394
Shares of beneficial interest outstanding	18,525,719	2,344,476	44,923		4,180,787	963,637	7,306,908	5,843,722
Net Asset Value and redemption price per share	$10.20	$11.59	$ 6.25		$9.81	$22.45	$ 16.76	$ 20.97
Class R6 Shares:
Net Assets	$494,260				$342,827			$ 6,946,921
Shares of beneficial interest outstanding	48,364				34,838			329,843
Net Asset Value and redemption price per share	$10.22				$9.84			$ 21.06
Class I Shares:
Net Assets
Shares of beneficial interest outstanding
Net Asset Value and redemption price per share

1 Sales charge of offering price is 4.50% for the Core Bond and High Income Funds and 5.75% for the Diversified Income, Covered Call & Equity Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap and International Stock Funds.
2 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.
36

Madison Funds | April 30, 2015

Large Cap			NorthRoad	International	Hansberger	Madison Target	Madison Target	Madison Target	Madison Target
Growth	Mid Cap	Small Cap	International	Stock	International	Retirement	Retirement	Retirement	Retirement
Fund	Fund	Fund	Fund	Fund	Growth Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund

$142,515,877	$195,114,126	$68,814,198	$44,478,755	$32,236,046	$47,416,118	$55,566,369	$73,720,127	$48,604,556	$19,240,795

47,926,099	78,305,231	12,530,137	2,717,847	7,380,726	10,107,191	5,048,650	10,455,995	8,622,059	2,732,816
190,441,976	273,419,357	81,344,335	47,196,602	39,616,772	57,523,309	60,615,019	84,176,122	57,226,615	21,973,611
–	–	–	17,498	–	–	–	–	–	–
–	–	–	–	5	1,649	–	–	–	–

–	–	79,544	–	366,020	6	2,418,420	2,964,295	1,969,669	1,534,124
10,874	195,311	5,965	50,703	17,294	–	950	–	283	615
170,353	83,545	58,349	354,064	265,833	276,381	9,499	7,678	3,705	102
–	–	–	–	–	–	–	–	–	–
–	1,255	–	–	–	–	–	–	–	–
190,623,203	273,699,468	81,488,193	47,618,867	40,265,924	57,801,345	63,043,888	87,148,095	59,200,272	23,508,452

700,893	–	397,930	15,587	22,957	–	1,531,942	2,769,747	1,460,817	1,214,279
103,341	262,087	–	53,259	64,013	15,791	–	–	–	–
118,836	172,654	68,235	30,235	33,494	35,149	12,886	17,551	12,136	4,650
31,690	90,014	17,059	10,520	9,570	226,026	2,577	3,510	2,427	930
2,986	2,509	318	–	1,174	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–
14,673	13,244	910	–	5,249	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–
–	–	–	–	540	3,087	–	–	–	–
–	–	–	–	–	–	–	–	–	–
972,419	540,508	484,452	109,601	136,997	280,053	1,547,405	2,790,808	1,475,380	1,219,859
$189,650,784	$273,158,960	$81,003,741	$47,509,266	$40,128,927	$57,521,292	$61,496,483	$84,357,287	$57,724,892	$22,288,593

$135,583,289	$181,509,182	$68,401,262	$44,000,165	$33,995,586	$96,038,366	$54,999,448	$72,157,761	$47,830,273	$19,073,474
455,319	(669,035)	104,375	400,267	190,855	(39,431)	98,671	92,772	26,074	312

5,686,077	14,013,582	(32,033)	391,485	(1,431,128)	(48,573,413)	1,349,714	1,650,759	1,246,486	481,991

47,926,099	78,305,231	12,530,137	2,717,349	7,373,614	10,095,770	5,048,650	10,455,995	8,622,059	2,732,816
$189,650,784	$273,158,960	$81,003,741	$47,509,266	$40,128,927	$57,521,292	$61,496,483	$84,357,287	$57,724,892	$22,288,593

$66,182,578	$58,887,939	$3,844,544		$23,828,703
2,896,692	6,849,807	254,254		1,744,200
$22.85	$8.60	$15.12		$13.66
1.39	0.52	0.92		0.83
$24.24	$9.12	$16.04		$14.49

$4,821,746	$3,944,898	$514,262		$1,926,586
239,012	532,511	35,617		143,910
$20.17	$7.41	$14.44		$13.39

$118,646,460	$203,841,172	$76,644,935	$37,448,581	$14,373,638	$2,906,219
5,149,529	23,047,091	5,058,723	3,263,822	1,051,923	167,194
$23.04	$8.84	$15.15	$11.47	$13.66	$17.38

	$6,484,951		$10,060,685			$61,496,483	$84,357,287	$57,724,892	$22,288,593
	726,482		870,357			6,055,806	8,347,246	5,738,659	2,199,217
	$8.93		$11.56			$10.15	$10.11	$10.06	$10.13

					$54,615,073
					3,141,020
					$17.39

See accompanying Notes to Financial Statements.
37

Madison Funds | April 30, 2015

Statements of Operations for the Six-Months Ended April 30, 2015 (unaudited)

	Conservative	Moderate	Aggressive	Cash	Tax-Free	Tax-Free
	Allocation	Allocation	Allocation	Reserves	Virginia	National	Government	High Quality
	Fund	Fund	Fund	Fund	Fund	Fund	Bond Fund	Bond Fund
Investment Income:
Interest	$ –	$–	$–	$ 8,738	$385,337	$469,781	$ 30,269	$785,024
Dividends
Unaffiliated issuers	472,338	975,989	385,871	–	–	–	–	–
Affiliated issuers[1]	326,318	576,626	222,502	–	–	–	–	–
Less: Foreign taxes withheld/reclaimed	–	–	–	–	–	–	–	–
Total investment income	798,656	1,552,615	608,373	8,738	385,337	469,781	30,269	785,024
Expenses:[2]
Advisory agreement fees	76,468	150,890	62,044	41,592	57,238	70,095	7,761	160,932
Administrative services agreement fees.	95,584	188,613	77,556	15,597	40,066	49,066	4,850	101,924
Distribution fees - Class B	41,904	122,157	48,899	1,352	–	–	–	–
Distribution fees - Class C	72,585	32,126	9,649	–	–	–	–	–
Shareholder servicing fees - Class A	57,402	137,154	58,037	–	–	–	–	–
Shareholder servicing fees - Class B	13,968	40,719	16,300	–	–	–	–	–
Shareholder servicing fees - Class C	24,195	10,709	3,216	–	–	–	–	–
Other expenses	–	–	–	–	–	4	–	568
Total expenses before reimbursement/waiver	382,106	682,368	275,701	58,541	97,304	119,165	12,611	263,424
Less reimbursement/waiver[3]	–	–	–	(49,803)	–	–	(1,940)	–
Total expenses net of reimbursement/waiver	382,106	682,368	275,701	8,738	97,304	119,165	10,671	263,424
Net Investment Income (Loss)	416,550	870,247	332,672	–	288,033	350,616	19,598	521,600
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	–
Unaffiliated issuers	840,316	1,980,793	774,954	–	72,781	119,581	612	291,309
Affiliated issuers[1]	231,191	1,210,738	925,807	–	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	301,709	845,405	405,216	–	–	–	–	–
Affiliated issuers[1]	1,211,722	4,492,837	2,247,127	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options	–	–	–	–	–	–	–	–
Unaffiliated issuers	(10,357)	128,026	324,738	–	(131,982)	(151,947)	8,474	73,278
Affiliated issuers[1]	(987,682)	(4,395,503)	(2,526,555)	–	–	–	–	–
Net Realized and Unrealized Gain (Loss) on Investments	1,586,899	4,262,296	2,151,287	–	(59,201)	(32,366)	9,086	364,587
Net Increase in Net Assets from Operations	$ 2,003,449	$5,132,543	$2,483,959	$ –	$228,832	$318,250	$ 28,684	$886,187

[1] See Note 12 for information on affiliated issuers.
[2] See Note 3 for information on expenses.
[3] See Note 3 for more information on these waivers.

See accompanying Notes to Financial Statements.
38

Madison Funds | April 30, 2015

Core	Corporate	High	Diversified	Covered Call &	Dividend	Large Cap		Large Cap			NorthRoad	International
Bond	Bond	Income	Income	Equity Income	Income	Value	Investors	Growth	Mid Cap	Small Cap	International	Stock
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$3,103,277	$412,822	$894,035	$864,253	$496	$–	$–	$–	$–	$–	$–	$–	$–

–	–	–	1,128,639	378,911	289,959	1,648,868	1,227,530	1,674,618	1,013,378	646,914	820,726	500,440
–	–	–	–	–	–	–	–	–	–	–	–	–
–	–	–	(13,469)	–	(3,366)	(6,534)	16,652	(10,992)	(12,041)	(482)	(80,120)	(48,283)
3,103,277	412,822	894,035	1,979,423	379,407	286,593	1,642,334	1,244,182	1,663,626	1,001,337	646,432	740,606	452,157

562,736	53,932	80,448	478,665	257,526	79,878	549,926	526,243	704,053	1,036,076	373,571	173,042	177,955
168,537	33,707	29,253	147,282	45,221	37,276	359,952	252,689	187,747	541,021	93,393	60,222	50,844
12,131	–	7,691	54,122	20,674	–	17,761	–	17,663	15,433	1,848	–	7,079
–	–	–	44,972	–	–	–	–	–	–	–	–	–
42,210	–	33,621	150,988	16,394	–	88,921	2,049	81,524	72,697	4,668	–	28,125
4,042	–	2,564	18,023	6,891	–	5,902	–	5,879	5,145	616	–	2,359
–	–	–	14,991	–	–	–	–	–	–	–	–	–
–	–	11	–	189	–	–	–	–	–	–	813	560
789,656	87,639	153,588	909,043	346,895	117,154	1,022,462	780,981	996,866	1,670,372	474,096	234,077	266,922
–	–	–	–	–	(15,975)	–	(92,298)	–	–	–	–	–
789,656	87,639	153,588	909,043	346,895	101,179	1,022,462	688,683	996,866	1,670,372	474,096	234,077	266,922
2,313,621	325,183	740,447	1,070,380	32,512	185,414	619,872	555,499	666,760	(669,035)	172,336	506,529	185,235

–	–	–	–	(74,350)	–	–	–	–	–	–	–	–
1,751,079	87,091	(20,676)	2,604,981	53,162	671,085	13,799,567	10,483,962	5,747,502	16,615,174	1,524,568	457,618	17,869
–	–	–	–	–	–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–	–	–	–	–	–

–	–	–	–	(140,570)	–	–	–
(142,850)	174,846	(348,106)	(1,652,215)	1,602,650	(537,364)	(10,427,759)	(5,801,521)	3,715,238	484,272	1,826,973	1,349,146	1,893,368
–	–	–	–	–	–	–	–	–	–	–	–	–
1,608,229	261,937	(368,782)	952,766	1,440,892	133,721	3,371,808	4,682,441	9,462,740	17,099,446	3,351,541	1,806,764	1,911,237
$3,921,850	$587,120	$371,665	$2,023,146	$1,473,404	$319,135	$3,991,680	$5,237,940	$10,129,500	$16,430,411	$3,523,877	$2,313,293	$2,096,472

See accompanying Notes to Financial Statements.
39

Madison Funds | April 30, 2015

Statements of Operations for the Six-Months Ended April 30, 2015 (unaudited)

	Hansberger	Madison Target	Madison Target	Madison Target	Madison Target
	International	Retirement	Retirement	Retirement	Retirement
	Growth Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Investment Income:
Dividends
Unaffiliated issuers	$616,274	$542,741	$746,618	$525,802	$202,124
Less: Foreign taxes withheld	(44,283)	–	–	–	–
Total investment income	571,991	542,741	746,618	525,802	202,124
Expenses:[1]
Advisory agreement fees	263,952	77,044	104,265	72,881	27,658
Service agreement fees	90,087	15,409	20,853	14,576	5,532
Other expenses	1,639	–	–	–	–
Total expenses.	355,678	92,453	125,118	87,457	33,190
Net Investment Income	216,313	450,288	621,500	438,345	168,934
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	5,896,113	1,732,279	2,110,498	1,651,342	545,269
Capital gain distributions received from underlying funds
Unaffiliated issuers	–	177,497	264,025	231,038	99,370
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	(658,677)	(237,766)	449,322	241,112	214,854
Net Realized and Unrealized Gain on Investments	5,237,436	1,672,010	2,823,845	2,123,492	859,493
Net Increase in Net Assets from Operations	$5,453,749	$2,122,298	$3,445,345	$2,561,837	$1,028,427

[1] See Note 3 for information on expenses.

See accompanying Notes to Financial Statements.
40

Madison Funds | April 30, 2015

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund		Cash Reserves Fund
	Six-Months	Year	Six-Months	Year	Six-Months	Year	Six-Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	April 30, 2015	October 31,	April 30, 2015	October 31,	April 30, 2015	October 31,	April 30, 2015	October 31,
	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014
Net Assets at beginning of period	$74,779,327	$70,709,344	$150,621,084	$145,265,676	$61,306,975	$56,007,317	$21,031,337	$25,076,196
Increase (decrease) in net assets from operations:
Net investment income	416,550	754,993	870,247	1,181,514	332,672	319,360	–	–
Net realized gain.	2,584,938	3,857,014	8,529,773	13,932,757	4,353,104	5,925,247	–	–
Net change in unrealized depreciation	(998,039)	(439,981)	(4,267,477)	(4,002,919)	(2,201,817)	(917,293)	–	–
Net increase in net assets from operations	2,003,449	4,172,026	5,132,543	11,111,352	2,483,959	5,327,314	–	–
Distributions to shareholders from:
Net investment income
Class A	(464,815)	(545,505)	(1,515,732)	(1,325,591)	(712,369)	(146,020)	–	–
Class B	(52,694)	(56,958)	(288,639)	(167,155)	(131,546)	–	–	–
Class C	(92,061)	(89,391)	(73,012)	(37,587)	(25,700)	–	–	–
Net realized gains
Class A	(1,947,168)	(170,950)	(5,792,027)	–	(3,391,539)	–	–	–
Class B	(477,033)	(45,469)	(1,751,818)	–	(974,688)	–	–	–
Class C	(819,430)	(68,404)	(443,063)	–	(190,426)	–	–	–
Total distributions	(3,853,201)	(976,677)	(9,864,291)	(1,530,333)	(5,426,268)	(146,020)	–	–
Capital Stock transactions:
Class A Shares
Shares sold	5,474,359	7,253,706	7,351,556	10,239,076	2,943,878	5,059,417	3,797,203	3,566,314
Issued to shareholders in reinvestment of distributions	2,398,998	710,504	7,261,935	1,315,643	4,090,811	145,468	–	–
Shares redeemed	(3,319,958)	(7,780,575)	(8,775,271)	(14,186,325)	(3,001,380)	(4,926,145)	(2,828,967)	(7,548,377)
Net increase (decrease) from capital stock transactions	4,553,399	183,635	5,838,220	(2,631,606)	4,033,309	278,740	968,236	(3,982,063)
Class B Shares
Shares sold	624,635	1,340,049	2,132,488	3,345,756	1,005,907	1,282,352	121,699	387,839
Issued to shareholders in reinvestment of distributions	528,357	101,955	2,033,723	166,921	1,103,670	–	–	–
Shares redeemed	(1,302,395)	(2,124,420)	(3,961,722)	(5,492,795)	(1,236,389)	(1,672,008)	(343,709)	(450,635)
Net increase (decrease) from capital stock transactions	(149,403)	(682,416)	204,489	(1,980,118)	873,188	(389,656)	(222,010)	(62,796)
Class C Shares
Shares sold	1,786,857	3,563,170	1,208,238	1,389,856	252,155	442,054
Issued to shareholders in reinvestment of distributions	902,227	156,682	488,581	35,303	211,144	–
Shares redeemed	(1,201,763)	(2,346,437)	(440,995)	(1,039,046)	(210,061)	(212,774)
Net increase from capital stock transactions	1,487,321	1,373,415	1,255,824	386,113	253,238	229,280
Total net increase (decrease) from capital stock transactions	5,891,317	874,634	7,298,533	(4,225,611)	5,159,735	118,364	746,226	(4,044,859)
Total increase (decrease) in net assets	4,041,565	4,069,983	2,566,785	5,355,408	2,217,426	5,299,658	746,226	(4,044,859)
Net Assets at end of period	$78,820,892	$74,779,327	$153,187,869	$150,621,084	$63,524,401	$61,306,975	$21,777,563	$21,031,337
Undistributed net investment income (loss) included in net assets	$(125,467)	$ 67,553	$(584,374)	$422,762	$(340,691)	$196,252	$–	$–
Capital Share transactions:
Class A Shares
Shares sold	498,529	662,930	615,254	863,775	240,159	412,704	3,797,203	3,566,314
Issued to shareholders in reinvestment of distributions	223,707	65,219	627,110	112,641	345,800	11,983	–	–
Shares redeemed	(303,870)	(711,202)	(735,383)	(1,193,833)	(244,349)	(399,549)	(2,828,967)	(7,548,377)
Net increase (decrease) from capital stock transactions	418,366	16,947	506,981	(217,417)	341,610	25,138	968,236	(3,982,063)
Class B Shares
Shares sold	56,837	122,280	179,566	282,906	83,597	105,674	121,699	387,839
Issued to shareholders in reinvestment of distributions	48,976	9,354	175,927	14,291	94,492	–	–	–
Shares redeemed	(118,237)	(193,708)	(333,899)	(463,855)	(102,509)	(136,891)	(343,709)	(450,635)
Net increase (decrease) from capital stock transactions	(12,424)	(62,074)	21,594	(166,658)	75,580	(31,217)	(222,010)	(62,796)
Class C Shares
Shares sold	161,979	325,243	102,247	117,752	20,987	36,637
Issued to shareholders in reinvestment of distributions	83,553	14,369	42,228	3,020	18,062	–
Shares redeemed	(109,028)	(213,865)	(37,116)	(87,784)	(17,472)	(17,247)
Net increase from capital stock transactions	136,504	125,747	107,359	32,988	21,577	19,390

See accompanying Notes to Financial Statements.
41

Madison Funds | April 30, 2015

Statements of Changes in Net Assets

	Tax-Free Virginia Fund		Tax-Free National Fund		Government Bond Fund		High Quality Bond Fund
	Six-Months		Six-Months		Six-Months		Six-Months
	Ended	Year	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2015	October 31,	2015	October 31,	2015	October 31,	2015	October 31,
	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014
Net Assets at beginning of period	$23,100,256	$23,407,619	$28,414,758	$27,805,398	$3,863,541	$4,364,033	$118,082,335	$132,687,696
Increase (decrease) in net assets from operations:
Net investment income	288,033	611,384	350,616	742,096	19,598	40,466	521,600	1,258,319
Net realized gain.	72,781	150,594	119,581	224,828	612	17,011	291,309	118,611
Net change in unrealized appreciation (depreciation)	(131,982)	550,339	(151,947)	801,303	8,474	(28,970)	73,278	(29,887)
Net increase in net assets from operations	228,832	1,312,317	318,250	1,768,227	28,684	28,507	886,187	1,347,043
Distributions to shareholders from:
Net investment income
Class Y	(288,044)	(611,560)	(350,695)	(742,302)	(20,619)	(41,671)	(530,409)	(1,276,087)
Net realized gains
Class Y	(150,588)	(375,715)	(217,904)	(127,150)	(15,387)	(16,815)	(118,544)	(484,991)
Total distributions	(438,632)	(987,275)	(568,599)	(869,452)	(36,006)	(58,486)	(648,953)	(1,761,078)
Capital Stock transactions:
Class Y Shares
Shares sold	43,320	393,632	366,649	1,143,659	305,898	290,562	28,982,210	57,687,784
Issued to shareholders in reinvestment of distributions	423,159	944,525	417,495	629,479	35,129	57,084	269,496	640,280
Shares redeemed	(748,418)	(1,970,562)	(1,023,526)	(2,062,553)	(358,130)	(818,159)	(33,343,267)	(72,519,390)
Net decrease from capital stock transactions	(281,939)	(632,405)	(239,382)	(289,415)	(17,103)	(470,513)	(4,091,561)	(14,191,326)
Total net decrease from capital stock transactions	(281,939)	(632,405)	(239,382)	(289,415)	(17,103)	(470,513)	(4,091,561)	(14,191,326)
Total increase (decrease) in net assets	(491,739)	(307,363)	(489,731)	609,360	(24,425)	(500,492)	(3,854,327)	(14,605,361)
Net Assets at end of period	$22,608,517	$23,100,256	$27,925,027	$28,414,758	$3,839,116	$3,863,541	$114,228,008	$118,082,335
Undistributed net investment income (loss) included in net assets	$2,504	$2,515	$3,038	$3,117	$(851)	$170	$93,003	$101,812
Capital Share transactions:
Class Y Shares
Shares sold	3,703	34,165	33,084	105,412	28,956	27,439	2,615,265	5,229,733
Issued to shareholders in reinvestment of distributions	36,287	82,623	37,819	58,172	3,332	5,404	24,438	58,387
Shares redeemed	(64,068)	(170,870)	(92,287)	(189,820)	(33,871)	(77,291)	(3,015,947)	(6,575,967)
Net decrease from capital share transactions	(24,078)	(54,082)	(21,384)	(26,236)	(1,583)	(44,448)	(376,244)	(1,287,847)

See accompanying Notes to Financial Statements.
42

Madison Funds | April 30, 2015

Statements of Changes in Net Assets

	Core Bond Fund		Corporate Bond Fund		High Income Fund		Diversified Income Fund
	Six-Months		Six-Months		Six-Months		Six-Months
	Ended	Year	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2015	October 31,	2015	October 31,	2015	October 31,	2015	October 31,
	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014
Net Assets at beginning of period	$225,218,208	$153,794,099	$27,010,078	$19,742,741	$31,251,076	$48,544,980	$145,286,852	$126,549,734
Increase (decrease) in net assets from operations:
Net investment income	2,313,621	4,204,375	325,183	527,351	740,447	2,102,819	1,070,380	2,013,684
Net realized gain (loss)	1,751,079	2,118,236	87,091	65,662	(20,676)	1,708,404	2,604,981	5,595,030
Net change in unrealized appreciation (depreciation)	(142,850)	(181,307)	174,846	371,880	(348,106)	(1,532,500)	(1,652,215)	2,951,218
Net increase in net assets from operations	3,921,850	6,141,304	587,120	964,893	371,665	2,278,723	2,023,146	10,559,932
Distributions to shareholders from:
Net investment income
Class A	(336,456)	(768,317)	–	–	(689,318)	(1,532,619)	(984,116)	(1,833,076)
Class B	(19,941)	(52,861)	–	–	(43,112)	(99,991)	(64,604)	(126,493)
Class C	–	–	–	–	–	–	(53,529)	(82,200)
Class Y	(2,141,101)	(3,578,402)	(324,756)	(526,572)	(8,149)	(474,514)	–	–
Class R6	(5,314)	(245)	–	–	–	–	–	–
Net realized gains
Class A	(288,322)	(183,135)	–	–	(1,576,185)	(1,402,074)	–	–
Class B	(28,595)	(20,191)	–	–	(120,683)	(114,583)	–	–
Class Y	(1,598,222)	(577,721)	(40,614)	–	(11,512)	(865,371)	–	–
Class R6	(3,894)	(48)	–	–	–	–	–	–
Total distributions	(4,421,845)	(5,180,920)	(365,370)	(526,572)	(2,448,959)	(4,489,152)	(1,102,249)	(2,041,769)
Capital Stock transactions:
Class A Shares
Shares sold	2,170,037	2,647,156			1,004,568	4,650,169	9,668,700	18,548,756
Issued to shareholders in reinvestment of distributions	585,688	891,515			1,935,198	2,501,528	964,986	1,795,214
Shares redeemed	(2,617,551)	(9,743,095)			(2,792,381)	(5,646,298)	(6,948,537)	(13,553,386)
Net increase (decrease) from capital stock transactions	138,174	(6,204,424)			147,385	1,505,399	3,685,149	6,790,584
Class B Shares
Shares sold	80,420	154,398			34,199	321,030	1,185,507	2,215,483
Issued to shareholders in reinvestment of distributions	47,668	72,102			130,176	181,701	64,358	126,014
Shares redeemed	(517,108)	(1,221,097)			(317,781)	(685,506)	(1,335,699)	(3,154,179)
Net decrease from capital stock transactions	(389,020)	(994,597)			(153,406)	(182,775)	(85,834)	(812,682)
Class C Shares
Shares sold							1,913,597	5,377,576
Issued to shareholders in reinvestment of distributions							52,769	80,942
Shares redeemed							(963,552)	(1,217,465)
Net increase from capital stock transactions							1,002,814	4,241,053
Class Y Shares
Shares sold	10,010,162	92,417,586	65,224	7,198,487	368,593	1,311,977
Issued to shareholders in reinvestment of distributions	943,954	1,122,533	13,167	23,415	18,565	35,460
Shares redeemed	(9,374,143)	(15,877,666)	(140,492)	(392,886)	(471,594)	(17,753,536)
Net increase (decrease) from capital stock transactions	1,579,973	77,662,453	(62,101)	6,829,016	(84,436)	(16,406,099)
Class R6 Shares
Shares sold	487,376	–
Issued to shareholders in reinvestment of distributions	9,208	293
Shares redeemed	(12,277)	–
Net increase from capital stock transactions	484,307	293
Total net increase (decrease) from capital stock transactions	1,813,434	70,463,725	(62,101)	6,829,016	(90,457)	(15,083,475)	4,602,129	10,218,955
Total increase (decrease) in net assets	1,313,439	71,424,109	159,649	7,267,337	(2,167,751)	(17,293,904)	5,523,026	18,737,118
Net Assets at end of period	226,531,647	225,218,208	27,169,727	27,010,078	29,083,325	31,251,076	150,809,878	145,286,852
Undistributed net investment income (loss) included in net assets	(168,330)	20,861	3,062	2,635	6,464	6,596	(29,968)	1,901
Capital Share transactions:
Class A Shares
Shares sold	211,537	259,612			157,523	677,461	647,730	1,291,377
Issued to shareholders in reinvestment of distributions	57,335	87,908			311,519	366,432	64,503	124,380
Shares redeemed	(254,807)	(959,431)			(437,104)	(822,021)	(465,115)	(942,377)
Net increase (decrease) from capital stock transactions	14,065	(611,911)			31,938	221,872	247,118	473,380
Class B Shares
Shares sold	7,833	15,174			5,190	45,511	78,991	153,724
Issued to shareholders in reinvestment of distributions	4,671	7,120			20,470	26,046	4,272	8,689
Shares redeemed	(50,332)	(120,166)			(48,887)	(96,615)	(88,950)	(219,143)
Net decrease from capital stock transactions	(37,828)	(97,872)			(23,227)	(25,058)	(5,687)	(56,730)
Class C Shares
Shares sold							127,571	372,703
Issued to shareholders in reinvestment of distributions							3,504	5,571
Shares redeemed							(64,026)	(84,099)
Net decrease from capital stock transactions							67,049	294,175
Class Y Shares
Shares sold	977,100	9,103,829	5,628	631,195	58,968	192,649
Issued to shareholders in reinvestment of distributions	92,641	110,849	1,137	2,053	3,011	5,245
Shares redeemed	(914,596)	(1,565,428)	(12,118)	(34,705)	(74,639)	(2,602,446)
Net increase (decrease) from capital stock transactions	155,145	7,649,250	(5,353)	598,543	(12,660)	(2,404,552)
Class R6 Shares
Shares sold	47,641	–
Issued to shareholders in reinvestment of distributions	902	29
Shares redeemed	(1,197)	–
Net increase from capital stock transactions	47,346	29

See accompanying Notes to Financial Statements.
43

Madison Funds | April 30, 2015

Statements of Changes in Net Assets

	Covered Call & Equity Income Fund[1]		Dividend Income Fund		Large Cap Value Fund		Investors Fund
	Six-Months		Six-Months		Six-Months		Six-Months
	Ended	Year	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2015	October 31,	2015	October 31,	2015	October 31,	2015	October 31,
	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014
Net Assets at beginning of period	$60,220,920	$39,239,210	$21,518,235	$18,657,813	$203,817,722	$204,476,151	$173,358,800	$203,678,461
Increase (decrease) in net assets from operations:
Net investment income (loss)	32,512	(73,068)	185,414	338,908	619,872	1,780,823	555,499	888,734
Net realized gain (loss)	(21,188)	4,391,243	671,085	1,215,981	13,799,567	33,719,665	10,483,962	31,504,261
Net change in unrealized appreciation (depreciation)	1,462,080	(815,479)	(537,364)	784,431	(10,427,759)	(9,008,042)	(5,801,521)	(4,278,949)
Net increase in net assets from operations	1,473,404	3,502,696	319,135	2,339,320	3,991,680	26,492,446	5,237,940	28,114,046
Distributions to shareholders from:
Net investment income
Class A	(303,875)	(575,155)	–	–	(530,834)	(558,942)	(3,124)	(256)
Class B	–	–	–	–	(982)	(2,969)	–	–
Class C	(122,755)	(238,449)	–	–	–	–	–	–
Class Y	(830,330)	(1,729,015)	(163,419)	(338,908)	(1,222,110)	(1,439,649)	(722,755)	(205,696)
Class R6	(7,138)	(7,480)	–	–	–	–	(31,748)	(6,296)
Net realized gains
Class A	(346,247)	(244,921)	–	–	(9,855,995)	–	(282,552)	(16,415)
Class B	–	–	–	–	(680,861)	–	–	–
Class C	(157,719)	(81,744)	–	–	–	–	–	–
Class Y	(1,233,837)	(829,777)	(1,219,689)	(554,711)	(16,853,584)	–	(29,941,971)	(5,995,694)
Class R6	(10,324)	(3,628)	–	–	–	–	(1,315,235)	(183,523)
Total distributions	(3,012,225)	(3,710,169)	(1,383,108)	(893,619)	(29,144,366)	(2,001,560)	(32,297,385)	(6,407,880)
Capital Stock transactions:
Class A Shares
Shares sold	4,566,938	4,129,974			3,164,093	5,087,856	681,596	1,035,158
Issued to shareholders in reinvestment of distributions	561,019	788,884			10,243,270	551,494	279,828	16,672
Shares redeemed	(1,014,164)	(1,031,688)			(4,122,070)	(10,428,959)	(33,001)	(81,568)
Net increase (decrease) from capital stock transactions	4,113,793	3,887,170			9,285,293	(4,789,609)	928,423	970,262
Class B Shares
Shares sold					265,540	730,039
Issued to shareholders in reinvestment of distributions					678,940	2,952
Shares redeemed					(671,769)	(1,691,990)
Net increase (decrease) from capital stock transactions					272,711	(958,999)
Class C Shares
Shares sold	2,152,191	2,482,092
Issued to shareholders in reinvestment of distributions	218,787	256,128
Shares redeemed	(340,120)	(120,714)
Net increase from capital stock transactions	2,030,858	2,617,506
Class Y Shares
Shares sold	17,937,667	29,632,400	1,524,044	4,344,388	6,928,704	32,136,613	5,711,641	35,887,369
Issued to shareholders in reinvestment of distributions	1,171,721	993,428	1,326,483	861,540	18,074,172	1,439,649	17,846,708	4,069,483
Shares redeemed	(20,920,878)	(15,977,429)	(1,675,142)	(3,791,207)	(15,468,417)	(52,976,969)	(42,143,101)	(90,388,771)
Net increase (decrease) from capital stock transactions	(1,811,490)	14,648,399	1,175,385	1,414,721	9,534,459	(19,400,707)	(18,584,752)	(50,431,919)
Class R6 Shares
Shares sold	231,955	25,000					1,943,379	322,986
Issued to shareholders in reinvestment of distributions	16,266	11,108					1,346,983	189,820
Shares redeemed	(50,827)	–					(411,752)	(3,076,976)
Net increase (decrease) from capital stock transactions	197,394	36,108					2,878,610	(2,564,170)
Total net increase (decrease) from capital stock transactions	4,530,555	21,189,183	1,175,385	1,414,721	19,092,463	(25,149,315)	(14,777,719)	(52,025,827)
Total increase (decrease) in net assets	2,991,734	20,981,710	111,412	2,860,422	(6,060,223)	(658,429)	(41,837,164)	(30,319,661)
Net Assets at end of period	$63,212,654	$60,220,920	$21,629,647	$21,518,235	$197,757,499	$203,817,722	$131,521,636	$173,358,800
Undistributed net investment income (loss) included in net assets	$(1,231,586)	$–	$24,196	$2,201	$278,013	$1,412,067	$500,203	$702,331
Capital Share transactions:
Class A Shares
Shares sold	468,014	413,192			179,822	278,846	31,426	43,777
Issued to shareholders in reinvestment of distributions	58,301	79,490			596,927	31,264	13,268	724
Shares redeemed	(104,405)	(103,163)			(234,557)	(568,779)	(1,550)	(3,400)
Net increase (decrease) from capital stock transactions	421,910	389,519			542,192	(258,669)	43,144	41,101
Class B Shares
Shares sold					15,399	40,704
Issued to shareholders in reinvestment of distributions					40,127	169
Shares redeemed					(38,994)	(94,460)
Net increase (decrease) from capital stock transactions					16,532	(53,587)
Class C Shares
Shares sold	225,516	251,128
Issued to shareholders in reinvestment of distributions	23,234	26,186
Shares redeemed	(36,010)	(12,321)
Net increase from capital stock transactions	212,740	264,993
Class Y Shares
Shares sold	1,815,206	2,943,413	66,191	193,006	405,935	1,774,354	262,180	1,539,785
Issued to shareholders in reinvestment of distributions	120,157	99,219	57,985	38,403	1,054,503	81,705	845,816	176,780
Shares redeemed	(2,128,652)	(1,574,659)	(72,560)	(169,660)	(844,012)	(2,914,791)	(1,917,867)	(3,780,734)
Net increase (decrease) from capital stock transactions	(193,289)	1,467,973	51,616	61,749	616,426	(1,058,732)	(809,871)	(2,064,169)
Class R6 Shares
Shares sold	23,166	2,512					78,492	13,602
Issued to shareholders in reinvestment of distributions	1,664	1,107					63,627	8,239
Shares redeemed	(5,128)	–					(19,128)	(136,434)
Net increase (decrease) from capital stock transactions	19,702	3,619					122,991	(114,593)

[1]Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund. See Note 1.

See accompanying Notes to Financial Statements.
44

Madison Funds | April 30, 2015

Statements of Changes in Net Assets

	Large Cap Growth Fund		Mid Cap Fund		Small Cap Fund		NorthRoad International Fund
	Six-Months		Six-Months		Six-Months		Six-Months
	Ended	Year	Ended	Year	Ended	Year	Ended	Year
	April 30,	Ended	April 30,	Ended	April 30,	Ended	April 30,	Ended
	2015	October 31,	2015	October 31,	2015	October 31,	2015	October 31,
	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014	(unaudited)	2014
Net Assets at beginning of period	$187,202,550	$156,356,448	$290,650,610	$323,586,628	$64,439,940	$50,280,101	$45,425,305	$32,628,399
Increase (decrease) in net assets from operations:
Net investment income (loss)	666,760	517,060	(669,035)	(711,103)	172,336	309,327	506,529	783,752
Net realized gain.	5,747,502	14,683,779	16,615,174	51,687,953	1,524,568	4,258,634	457,618	1,651,193
Net change in unrealized appreciation (depreciation)	3,715,238	8,479,224	484,272	(19,200,340)	1,826,973	(656,750)	1,349,146	(4,183,840)
Net increase (decrease) in net assets from operations	10,129,500	23,680,063	16,430,411	31,776,510	3,523,877	3,911,211	2,313,293	(1,748,895)
Distributions to shareholders from:
Net investment income
Class A	(153,577)	(1)	–	–	(8,622)	–	–	–
Class Y	(574,923)	(199,656)	–	–	(334,294)	(2,317)	(674,182)	(526,648)
Class R6	–	–	–	–	–	–	(180,437)	(204)
Net realized gains
Class A	(5,000,862)	(2,167,745)	(10,096,248)	(3,967,132)	(191,090)	(187,370)	–	–
Class B	(405,695)	(204,606)	(827,996)	(411,064)	(25,961)	(20,771)	–	–
Class Y	(8,983,417)	(3,413,769)	(36,856,357)	(17,376,994)	(3,500,200)	(1,945,021)	(1,361,399)	(781,796)
Class R6	–	–	(1,049,409)	(320,452)	–	–	(364,362)	(302)
Total distributions	(15,118,474)	(5,985,777)	(48,830,010)	(22,075,642)	(4,060,167)	(2,155,479)	(2,580,380)	(1,308,950)
Capital Stock transactions:
Class A Shares
Shares sold	1,888,440	5,417,757	2,028,636	4,513,570	356,373	724,712
Issued to shareholders in reinvestment of distributions	5,091,132	2,142,366	10,025,872	3,933,648	199,707	187,260
Shares redeemed	(3,591,112)	(9,129,847)	(3,527,078)	(9,757,434)	(326,137)	(1,874,511)
Net increase (decrease) from capital stock transactions	3,388,460	(1,569,724)	8,527,430	(1,310,216)	229,943	(962,539)
Class B Shares
Shares sold	437,666	465,516	189,303	462,609	42,818	111,058
Issued to shareholders in reinvestment of distributions	404,362	203,976	827,123	410,354	25,961	20,588
Shares redeemed	(573,790)	(1,515,416)	(706,223)	(2,141,980)	(71,617)	(111,768)
Net increase (decrease) from capital stock transactions	268,238	(845,924)	310,203	(1,269,017)	(2,838)	19,878
Class Y Shares
Shares sold	8,468,810	40,766,887	16,852,781	27,738,092	16,222,322	27,454,584	4,630,810	15,883,967
Issued to shareholders in reinvestment of distributions	9,558,340	3,613,425	25,946,268	12,242,989	3,544,488	1,418,926	525,273	319,523
Shares redeemed	(14,246,640)	(28,812,848)	(38,778,721)	(78,676,105)	(2,893,824)	(15,526,742)	(4,172,682)	(9,240,235)
Net increase (decrease) from capital stock transactions	3,780,510	15,567,464	4,020,328	(38,695,024)	16,872,986	13,346,768	983,401	6,963,255
Class R6 Shares
Shares sold			1,218,590	644,684			855,072	8,890,990
Issued to shareholders in reinvestment of distributions			1,049,409	320,452			544,799	506
Shares redeemed			(218,011)	(2,327,765)			(32,224)	–
Net increase (decrease) from capital stock transactions			2,049,988	(1,362,629)			1,367,647	8,891,496
Total net increase (decrease) from capital stock transactions	7,437,208	13,151,816	14,907,949	(42,636,886)	17,100,091	12,404,107	2,351,048	15,854,751
Total increase (decrease) in net assets	2,448,234	30,846,102	(17,491,650)	(32,936,018)	16,563,801	14,159,839	2,083,961	12,796,906
Net Assets at end of period	$189,650,784	$187,202,550	$273,158,960	$290,650,610	$81,003,741	$64,439,940	$47,509,266	$45,425,305
Undistributed net investment income (loss) included in net assets	$455,319	$517,059	$(669,035)	$–	$104,375	$274,955	$400,267	$748,357
Capital Share transactions:
Class A Shares
Shares sold	82,425	245,967	229,230	485,015	23,506	49,333
Issued to shareholders in reinvestment of distributions	228,200	100,064	1,182,296	427,106	13,261	12,602
Shares redeemed	(156,941)	(412,845)	(401,373)	(1,041,231)	(21,798)	(129,652)
Net increase (decrease) from capital stock transactions	153,684	(66,814)	1,010,153	(129,110)	14,969	(67,717)
Class B Shares
Shares sold	21,686	23,799	24,748	55,249	2,967	7,756
Issued to shareholders in reinvestment of distributions	20,474	10,602	112,995	49,861	1,801	1,436
Shares redeemed	(28,359)	(77,390)	(92,691)	(258,038)	(4,949)	(7,981)
Net increase (decrease) from capital stock transactions	13,801	(42,989)	45,052	(152,928)	(181)	1,211
Class Y Shares
Shares sold	363,886	1,808,577	1,893,225	2,917,626	1,062,491	1,873,671	410,305	1,274,876
Issued to shareholders from capital stock transactions	425,193	167,599	2,978,906	1,302,445	235,202	95,358	49,789	26,738
Shares redeemed	(615,351)	(1,334,746)	(4,232,998)	(8,241,261)	(189,929)	(1,056,199)	(380,923)	(779,518)
Net increase (decrease) in shares outstanding	173,728	641,430	639,133	(4,021,190)	1,107,764	912,830	79,171	522,096
Class R6 Shares
Shares sold			122,498	67,209			74,351	746,515
Issued to shareholders in reinvestment of distributions			119,523	33,982			51,299	42
Shares redeemed			(24,082)	(240,479)			(2,877)	–
Net increase (decrease) from capital stock transactions			217,939	(139,288)			122,773	746,557
See accompanying Notes to Financial Statements.
45

Madison Funds | April 30, 2015

Statements of Changes in Net Assets

	International Stock Fund		Hansberger International Growth Fund*
	Six-Months	Year	Six-Months	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,2015	October 31,	April 30,2015	October 31,	December 31,
	(unaudited)	2014	(unaudited)	2014[1]	2013
Net Assets at beginning of period	$33,010,915	$62,150,969	$156,780,547	$266,555,325	$522,595,541
Increase (decrease) in net assets from operations:
Net investment income	185,235	780,376	216,313	2,555,878	3,708,991
Net realized gain.	17,869	10,955,287	5,896,113	19,367,136	43,393,169
Net change in unrealized appreciation (depreciation)	1,893,368	(9,847,171)	(658,677)	(38,589,621)	6,406,886
Net increase (decrease) in net assets from operations	2,096,472	1,888,492	5,453,749	(16,666,607)	53,509,046
Distributions to shareholders from:
Net investment income
Class A	(533,657)	(196,126)	–	–	–
Class B	(31,860)	(4,534)	–	–	–
Class Y	(210,332)	(341,577)	(130,885)	–	(40,911)
Class I	–	–	(2,365,747)	–	(3,315,218)
Total distributions	(775,849)	(542,237)	(2,496,632)	–	(3,356,129)
Capital Stock transactions:
Class A Shares
Shares sold	1,404,645	3,237,394
Issued to shareholders in reinvestment of distributions	527,393	193,731
Shares redeemed	(1,918,166)	(5,088,253)
Net increase (decrease) from capital stock transactions	13,872	(1,657,128)
Class B Shares
Shares sold	173,097	223,658
Issued to shareholders in reinvestment of distributions	31,860	4,518
Shares redeemed	(409,461)	(1,135,578)
Net decrease from capital stock transactions	(204,504)	(907,402)
Class Y Shares
Shares sold	7,468,918	14,862,886	1,069	47,615	311,359
Issued to shareholders in reinvestment of distributions	210,332	61,110	128,025	–	40,272
Shares redeemed	(1,691,229)	(42,845,775)	(284,422)	(802,844)	(1,435,511)
Net increase (decrease) from capital stock transactions	5,988,021	(27,921,779)	(155,328)	(755,229)	(1,083,880)
Class I Shares
Shares sold	–	–	529,811	927,144	10,861,909
Issued to shareholders in reinvestment of distributions	–	–	2,365,747	–	2,748,605
Shares redeemed	–	–	(104,956,602)	(93,280,086)	(318,719,767)
Net decrease from capital stock transactions	–	–	(102,061,044)	(92,352,942)	(305,109,253)
Total increase (decrease) from capital stock transactions	5,797,389	(30,486,309)	(102,216,372)	(93,108,171)	(306,193,133)
Total increase (decrease) in net assets	7,118,012	(29,140,054)	(99,259,255)	(109,774,778)	(256,040,216)
Net Assets at end of period	$40,128,927	$33,010,915	$57,521,292	$156,780,547	$266,555,325
Undistributed net investment income (loss) included in net assets	$190,855	$781,469	$(39,431)	$2,240,888	$(268,082)
Capital Share transactions:
Class A Shares
Shares sold	106,159	241,599
Issued to shareholders in reinvestment of distributions	41,790	14,425
Shares redeemed	(147,419)	(379,025)
Net increase (decrease) from capital stock transactions	530	(123,001)
Class B Shares
Shares sold	13,423	16,837
Issued to shareholders in reinvestment of distributions	2,569	342
Shares redeemed	(31,989)	(86,152)
Net decrease from capital stock transactions	(15,997)	(68,973)
Class Y Shares
Shares sold	564,619	1,118,323	65	2,674	19,024
Issued to shareholders in reinvestment of distributions	16,680	4,550	8,270	–	2,293
Shares redeemed	(129,886)	(3,150,181)	(17,546)	(45,877)	(87,609)
Net increase (decrease) from capital stock transactions	451,413	(2,027,308)	(9,211)	(43,203)	(66,292)
Class I Shares
Shares sold			31,950	54,325	623,674
Issued to shareholders in reinvestment of distributions			152,826	–	156,616
Shares redeemed			(6,258,240)	(5,530,183)	(19,699,473)
Net decrease from capital stock transactions			(6,073,464)	(5,475,858)	(18,919,183)

*The Statements of Changes in Net Assets presented herein reflect the operating results of the Hansberger International Series International Growth Fund through July 31, 2014. See Note 1 for a discussion of the Fund’s reorganization.
1Effective at the close of business on July 31, 2014, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.
46

Madison Funds | April 30, 2015

Statements of Changes in Net Assets

	Madison Target Retirement		Madison Target Retirement		Madison Target Retirement		Madison Target Retirement
	2020 Fund		2030 Fund		2040 Fund		2050 Fund
		Period from		Period from		Period from		Period from
	Six-Months	August 29,	Six-Months	August 29,	Six-Months	August 29,	Six-Months	August 29,
	Ended	2014 to	Ended	2014 to	Ended	2014 to	Ended	2014 to
	April 30,2015	October 31,	April 30,2015	October 31,	April 30,2015	October 31,	April 30,2015	October 31,
	(unaudited)	2014[1]	(unaudited)	2014[1]	(unaudited)	2014[1]	(unaudited)	2014[1]
Net Assets at beginning of period	$61,964,350	$–	$82,852,177	$–	$58,902,574	$–	$21,265,564	$–
Increase (decrease) in net assets from operations:
Net investment income	450,288	185,951	621,500	252,295	438,345	176,278	168,934	58,479
Net realized gain.	1,909,776	561,840	2,374,523	1,522,964	1,882,380	1,401,274	644,639	408,755
Net change in unrealized appreciation (depreciation)	(237,766)	(791,797)	449,322	(1,906,515)	241,112	(1,699,031)	214,854	(509,226)
Net increase (decrease) in net assets from operations	2,122,298	(44,006)	3,445,345	(131,256)	2,561,837	(121,479)	1,028,427	(41,992)
Distributions to shareholders from:
Net investment income
Class R6	(537,568)	–	(781,023)	–	(588,549)	–	(227,101)	–
Net realized gains
Class R6	(604,746)	–	(1,632,546)	–	(1,513,220)	–	(463,433)	–
Total distributions	(1,142,314)	–	(2,413,569)	–	(2,101,769)	–	(690,534)	–
Capital Stock transactions:
Class R6 Shares
Shares sold	1,641,399	65,040,867	2,255,539	86,549,653	1,206,671	60,698,322	1,500,882	22,015,358
Issued to shareholders in reinvestment of distributions	1,142,314	–	2,413,569	–	2,101,769	–	690,534	–
Shares redeemed	(4,231,564)	(3,032,511)	(4,195,774)	(3,566,220)	(4,946,190)	(1,674,269)	(1,506,280)	(707,802)
Net increase (decrease) from capital stock transactions	(1,447,851)	62,008,356	473,334	82,983,433	(1,637,750)	59,024,053	685,136	21,307,556
Total increase (decrease) from capital stock transactions	(1,447,851)	62,008,356	473,334	82,983,433	(1,637,750)	59,024,053	685,136	21,307,556
Total increase (decrease) in net assets	(467,867)	61,964,350	1,505,110	82,852,177	(1,177,682)	58,902,574	1,023,029	21,265,564
Net Assets at end of period	$61,496,483	$61,964,350	$84,357,287	$82,852,177	$57,724,892	$58,902,574	$22,288,593	$21,265,564
Undistributed net investment income included in net assets	$98,671	$185,951	$92,772	$252,295	$26,074	$176,278	$312	$58,479
Capital Share transactions:
Class R6 Shares
Shares sold	161,911	6,504,391	223,491	8,656,906	120,570	6,070,505	148,990	2,202,492
Issued to shareholders in reinvestment of distributions	114,460	–	243,549	–	213,378	–	69,681	–
Shares redeemed	(418,523)	(306,433)	(415,318)	(361,382)	(495,640)	(170,154)	(150,494)	(71,452)
Net increase (decrease) from capital share transactions	(142,152)	6,197,958	51,722	8,295,524	(161,692)	5,900,351	68,177	2,131,040

[1] Commenced investment operations August 29, 2014.
See accompanying Notes to Financial Statements.
47

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months		Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$11.15		$10.68	$10.43	$9.94	$10.02	$9.34	$11.19		$10.71	$10.42	$9.94	$10.03	$9.34
Income from Investment Operations:
Net investment income[1]	0.08		0.15	0.22	0.24	0.25	0.27	0.04		0.06	0.15	0.16	0.17	0.20
Net realized and unrealized gain on investments	0.23		0.50	0.48	0.50	0.04	0.70	0.23		0.51	0.47	0.50	0.05	0.71
Total from investment operations	0.31		0.65	0.70	0.74	0.29	0.97	0.27		0.57	0.62	0.66	0.22	0.91
Less Distributions:
Distributions from net investment income	(0.11)		(0.14)	(0.45)	(0.25)	(0.37)	(0.29)	(0.05)		(0.05)	(0.33)	(0.18)	(0.31)	(0.22)
Distributions from capital gains	(0.48)		(0.04)	–	–	–	–	(0.48)		(0.04)	–	–	–	–
Total distributions	(0.59)		(0.18)	(0.45)	(0.25)	(0.37)	(0.29)	(0.53)		(0.09)	(0.33)	(0.18)	(0.31)	(0.22)
Net increase (decrease) in net asset value	(0.28)		0.47	0.25	0.49	(0.08)	0.68	(0.26)		0.48	0.29	0.48	(0.09)	0.69
Net Asset Value at end of period	$10.87		$11.15	$10.68	$10.43	$9.94	$10.02	$10.93		$11.19	$10.71	$10.42	$9.94	$10.03
Total Return (%)[2]	2.85	[3]	6.13	6.90	7.60	3.00	10.58	2.48	[3]	5.41	6.05	6.75	2.19	9.87
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$47,846		$44,438	$42,353	$41,905	$35,293	$33,274	$10,986		$11,393	$11,569	$9,521	$8,203	$8,363
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	[4]	0.70	0.70	0.70	0.70	0.70	1.45	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	[4]	0.70	0.70	0.70	0.70	0.70	1.45	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.38	[4]	1.35	2.09	2.34	2.40	2.79	0.68	[4]	0.59	1.29	1.61	1.67	2.04
Portfolio turnover (%)[5]	33	[3]	96	69	40	26	50	33	[3]	96	69	40	26	50

	CONSERVATIVE ALLOCATION FUND
	CLASS C
	Six Months		Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$11.20		$10.72	$10.43	$9.95	$10.04	$9.35
Income from Investment Operations:
Net investment income[1]	0.03		0.06	0.16	0.16	0.19	0.20
Net realized and unrealized gain on investments	0.23		0.51	0.46	0.50	0.03	0.71
Total from investment operations	0.26		0.57	0.62	0.66	0.22	0.91
Less Distributions:
Distributions from net investment income	(0.05)		(0.05)	(0.33)	(0.18)	(0.31)	(0.22)
Distributions from capital gains	(0.48)		(0.04)	–	–	–	–
Total distributions	(0.53)		(0.09)	(0.33)	(0.18)	(0.31)	(0.22)
Net increase (decrease) in net asset value	(0.27)		0.48	0.29	0.48	(0.09)	0.69
Net Asset Value at end of period	$10.93		$11.20	$10.72	$10.43	$9.95	$10.04
Total Return (%)[2]	2.39	[3]	5.41	6.05	6.75	2.19	9.86
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,989		$18,948	$16,787	$10,813	$5,846	$5,417
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	1.45	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.64	[4]	0.57	1.22	1.49	1.76	2.03
Portfolio turnover (%)[5]	33	[3]	96	69	40	26	50

[1]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.
48

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	MODERATE ALLOCATION FUND
	CLASS A							CLASS B
	Six Months			Year Ended October 31,				Six Months		Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010	Ended 4/30/15 (unaudited)	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$12.27		$11.50	$10.35	$9.76	$9.63	$8.77	$12.19	$11.43	$10.29	$9.70	$9.58	$8.72
Income from Investment Operations:
Net investment income[1]	0.09		0.12	0.17	0.19	0.16	0.18	0.05	0.04	0.09	0.11	0.08	0.10
Net realized and unrealized gain on investments	0.32		0.80	1.23	0.63	0.22	0.83	0.32	0.78	1.23	0.63	0.21	0.84
Total from investment operations	0.41		0.92	1.40	0.82	0.38	1.01	0.37	0.82	1.32	0.74	0.29	0.94
Less Distributions:
Distributions from net investment income	(0.17)		(0.15)	(0.25)	(0.23)	(0.25)	(0.15)	(0.11)	(0.06)	(0.18)	(0.15)	(0.17)	(0.08)
Distributions from capital gains	(0.65)		–	–	–	–	–	(0.65)	–	–	–	–	–
Total distributions	(0.82)		(0.15)	(0.25	(0.23)	(0.25)	(0.15)	(0.76)	(0.06)	(0.18)	(0.15)	(0.17)	(0.08)
Net increase (decrease) in net asset value	(0.41)		0.77	1.15	0.59	0.13	0.86	(0.39)	0.76	1.14	0.59	0.12	0.86
Net Asset Value at end of period	$11.86		$12.27	$11.50	$10.35	$9.76	$9.63	$11.80	$12.19	$11.43	$10.29	$9.70	$9.58
Total Return (%)[2]	3.53	[3]	8.03	13.87	8.55	3.97	11.68	3.17[3]	7.18	12.98	7.77	3.19	10.78
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$111,522		$109,148	$104,849	$92,954	$84,321	$79,765	$32,424	$33,235	$33,070	$29,821	$26,928	$25,002
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	[4]	0.70	0.70	0.70	0.70	0.70	1.45[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	[4]	0.70	0.70	0.70	0.70	0.70	1.45[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.35	[4]	1.00	1.55	1.86	1.64	1.98	0.69[4]	0.27	0.82	1.11	0.88	1.24
Portfolio turnover (%)[5]	38	[3]	89	69	50	20	54	38[3]	89	69	50	20	54

	MODERATE ALLOCATION FUND
	CLASS C
	Six Months		Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$12.20		$11.44	$10.30	$9.71	$9.58	$8.72
Income from Investment Operations:
Net investment income[1]	0.04		0.03	0.10	0.10	0.08	0.10
Net realized and unrealized gain on investments	0.33		0.79	1.22	0.64	0.22	0.84
Total from investment operations	0.37		0.82	1.32	0.74	0.30	0.94
Less Distributions:
Distributions from net investment income	(0.11)		(0.06)	(0.18)	(0.15)	(0.17)	(0.08)
Distributions from capital gains	(0.65)		–	–	–	–	–
Total distributions	(0.76)		(0.06)	(0.18)	(0.15)	(0.17)	(0.08)
Net increase (decrease) in net asset value	(0.39)		0.76	1.14	0.59	0.13	0.86
Net Asset Value at end of period	$11.81		$12.20	$11.44	$10.30	$9.71	$9.58
Total Return (%)[2]	3.16	[3]	7.17	12.97	7.77	3.19	10.89
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$9,242		$8,238	$7,347	$5,253	$3,939	$3,856
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	1.45	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.37	[4]	0.21	0.82	1.02	0.90	1.23
Portfolio turnover (%)[5]	38	[3]	89	69	50	20	54

[1]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.
49

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	AGGRESSIVE ALLOCATION FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months		Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$12.81		$11.72	$10.01	$9.32	$9.04	$8.12	$12.61		$11.59	$9.89	$9.23	$8.96	$8.05
Income from Investment Operations:
Net investment income[1]	0.09		0.09	0.12	0.12	0.07	0.09	0.05		0.00[6]	0.04	0.05	0.00[6]	0.03
Net realized and unrealized gain on investments	0.41		1.04	1.80	0.70	0.32	0.92	0.40		1.02	1.80	0.68	0.32	0.91
Total from investment operations	0.50		1.13	1.92	0.82	0.39	1.01	0.45		1.02	1.84	0.73	0.32	0.94
Less Distributions:
Distributions from net investment income	(0.20)		(0.04)	(0.21)	(0.13)	(0.11)	(0.09)	(0.13)		–	(0.14)	(0.07)	(0.05)	(0.03)
Distributions from capital gains	(0.95)		–	–	–	–	–	(0.95)		–	–	–	–	–
Total distributions	(1.15)		(0.04)	(0.21)	(0.13)	(0.11)	(0.09)	(1.08)		–	(0.14)	(0.07)	(0.05)	(0.03)
Net increase (decrease) in net asset value	(0.65)		1.09	1.71	0.69	0.28	0.92	(0.63)		1.02	1.70	0.66	0.27	0.91
Net Asset Value at end of period	$12.16		$12.81	$11.72	$10.01	$9.32	$9.04	$11.98		$12.61	$11.59	$9.89	$9.23	$8.96
Total Return (%)[2]	4.14	[3]	9.67	19.56	8.87	4.29	12.50	3.77	[3]	8.80	18.79	7.99	3.54	11.67
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$47,532		$45,697	$41,526	$33,282	$30,190	$27,823	$13,314		$13,063	$12,365	$10,787	$9,975	$9,109
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.70	[4]	0.70	0.70	0.70	0.70	0.70	1.45	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	0.70	[4]	0.70	0.70	0.70	0.70	0.70	1.45	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	1.24	[4]	0.73	1.02	1.22	0.74	1.03	0.59	[4]	(0.01)	0.34	0.48	(0.00)[6]	0.30
Portfolio turnover (%)[5]	33	[3]	78	67	67	29	62	33	[3]	78	67	67	29	62

	AGGRESSIVE ALLOCATION FUND
	CLASS C
	Six Months		Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$12.62		$11.60	$9.90	$9.24	$8.97	$8.06
Income from Investment Operations:
Net investment income (loss)[1]	0.05		(0.01)	0.05	0.03	(0.02)	0.03
Net realized and unrealized gain on investments	0.40		1.03	1.79	0.70	0.34	0.91
Total from investment operations	0.45		1.02	1.84	0.73	0.32	0.94
Less Distributions:
Distributions from net investment income	(0.13)		–	(0.14)	(0.07)	(0.05)	(0.03)
Distributions from capital gains	(0.95)		–	–	–	–	–
Total distributions	(1.08)		–	(0.14)	(0.07)	(0.05)	(0.03)
Net increase (decrease) in net asset value	(0.63)		1.02	1.70	0.66	0.27	0.91
Net Asset Value at end of period	$11.99		$12.62	$11.60	$9.90	$9.24	$8.97
Total Return (%)[2]	3.77	[3]	8.79	18.78	7.98	3.54	11.66
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,678		$2,547	$2,116	$1,099	$828	$508
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.45	[4]	1.45	1.45	1.45	1.45	1.45
After reimbursement of expenses by Adviser (%)	1.45	[4]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.49	[4]	(0.09)	0.10	0.32	(0.32)	0.34
Portfolio turnover (%)[5]	33	[3]	78	67	67	29	62

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[6]	Amounts represent less than $0.005 per share.

See accompanying Notes to Financial Statements.
50

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	CASH RESERVES FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months		Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income (loss)[1,2]	0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
Total from investment operations [2]	0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00
Net increase (decrease) in net asset value [2]	0.00		0.00	0.00	0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	(0.00)
Net Asset Value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
Total Return (%)[3]	0.00	[4]	0.00	0.00	0.00	0.00	0.00	0.00	[4]	0.00	0.00	0.00	0.00	0.00
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,539		$20,570	$24,552	$11,654	$12,298	$11,687	$239		$461	$524	$826	$1,601	$2,056
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.55	[5]	0.55	0.55	0.55	0.55	0.55	1.29	[5]	1.30	1.30	1.30	1.30	1.30
After reimbursement of expenses by Adviser (%)[6]	0.08	[5]	0.07	0.09	0.08	0.10	0.14	0.08	[5]	0.07	0.10	0.07	0.10	0.14
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)[6]	0.00	[5]	0.00	(0.00)	0.00	0.00	0.00	0.00	[5]	0.00	0.00	0.00	0.00	0.00

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $0.005 per share.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Ratio is net of fees waived by the adviser and distributor (See Note 3).

	TAX-FREE VIRGINIA FUND*											TAX-FREE NATIONAL FUND*
	CLASS Y											CLASS Y
	Six Months		Year Ended October 31,			Year Ended September 30,				Six Months		Year Ended October 31,			Year Ended September 30,
	Ended 4/30/15 (unaudited)		2014	2013[1]		2013	2012	2011	2010	Ended 4/30/15 (unaudited)		2014	2013[1]		2013	2012	2011	2010
Net Asset Value at beginning of period	$11.70		$11.54	$11.50		$12.24	$11.92	$11.98	$11.87	$11.08		$10.73	$10.70		$11.44	$11.05	$11.16	$11.09
Income from Investment Operations:
Net investment income[2]	0.15		0.30	0.03		0.32	0.35	0.35	0.37	0.14		0.29	0.03		0.32	0.33	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.02)		0.35	0.04		(0.65)	0.33	–	0.16	(0.01)		0.40	0.03		(0.66)	0.43	(0.02)	0.12
Total from investment operations	0.13		0.65	0.07		(0.33)	0.68	0.35	0.53	0.13		0.69	0.06		(0.34)	0.76	0.32	0.48
Less Distributions:
Distributions from net investment income	(0.15)		(0.30)	(0.03)		(0.32)	(0.35)	(0.35)	(0.37)	(0.14)		(0.29)	(0.03)		(0.32)	(0.33)	(0.34)	(0.36)
Distributions from capital gains	(0.08)		(0.19)	–		(0.09)	(0.01)	(0.06)	(0.05)	(0.09)		(0.05)	–		(0.08)	(0.04)	(0.09)	(0.05)
Total distributions	(0.23)		(0.49)	(0.03)		(0.41)	(0.36)	(0.41)	(0.42)	(0.23)		(0.34)	(0.03)		(0.40)	(0.37)	(0.43)	(0.41)
Net increase (decrease) in net asset value	(0.10)		0.16	0.04		(0.74)	0.22	(0.06)	0.11	(0.10)		0.35	0.03		(0.74)	0.39	(0.11)	0.07
Net Asset Value at end of period	$11.60		$11.70	$11.54		$11.50	$12.24	$11.92	$11.98	$10.98		$11.08	$10.73		$10.70	$11.44	$11.05	$11.16
Total Return (%)[3]	1.05	[4]	5.82	0.57	[4]	(2.77)	5.75	3.10	4.54	1.12	[4]	6.52	0.52	[4]	(3.03)	7.02	3.02	4.43
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$22,609		$23,100	$23,408		$23,215	$26,117	$25,009	$26,170	$27,925		$28,415	$27,805		$28,328	$31,526	$31,319	$29,347
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.85	[5]	0.85	0.85	[5]	0.85	0.98	1.03	1.03	0.85	[5]	0.85	0.85	[5]	0.85	1.00	1.06	1.06
After reimbursement of expenses by Adviser (%)	0.85	[5]	0.85	0.85	[5]	0.85	–	–	–	0.85	[5]	0.85	0.85	[5]	0.85	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.52	[5]	2.63	2.58	[5]	2.71	2.88	3.03	3.10	2.50	[5]	2.65	2.79	[5]	2.92	2.97	3.11	3.26
Portfolio turnover (%)[6]	6	[4]	16	–	[4]	14	12	7	19	6	[4]	30	6	[4]	24	13	13	19

*	The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 1 month of information.
[2]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.
51

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	GOVERNMENT BOND FUND*										HIGH QUALITY BOND FUND*
	CLASS Y										CLASS Y
	Six Months		Year Ended October 31,		Year Ended December 31,				Six Months		Year Ended October 31,		Year Ended December 31,
	Ended 4/30/15 (unaudited)		2014	2013[1]	2012	2011	2010	2009	Ended 4/30/15 (unaudited)		2014	2013[1]	2012	2011	2010	2009
Net Asset Value at beginning of period	$10.58		$10.65	$10.80	$10.82	$10.72	$10.63	$10.81	$11.04		$11.07	$11.21	$11.15	$10.94	$10.68	$10.47
Income from Investment Operations:
Net investment income[2]	0.06		0.11	0.11	0.15	0.20	0.26	0.27	0.05		0.11	0.09	0.13	0.16	0.19	0.20
Net realized and unrealized gain (loss) on investments	0.01		(0.03)	(0.15)	0.01	0.19	0.10	(0.15)	0.04		0.01	(0.13)	0.10	0.22	0.27	0.21
Total from investment operations	0.07		0.08	(0.04)	0.16	0.39	0.36	0.12	0.09		0.12	(0.04)	0.23	0.38	0.46	0.41
Less Distributions:
Distributions from net investment income	(0.06)		(0.11)	(0.11)	(0.15)	(0.20)	(0.26)	(0.27)	(0.05)		(0.11)	(0.08)	(0.13)	(0.16)	(0.19)	(0.20)
Distributions from capital gains	(0.04)		(0.04)	–	(0.03)	(0.09)	(0.01)	(0.03)	(0.01)		(0.04)	(0.02)	(0.04)	(0.01)	(0.01)	–
Total distributions	(0.10)		(0.15)	(0.11)	(0.18)	(0.29)	(0.27)	(0.30)	(0.06)		(0.15)	(0.10)	(0.17)	(0.17)	(0.20)	(0.20)
Net increase (decrease) in net asset value	(0.03)		(0.07)	(0.15)	(0.02)	0.10	0.09	(0.18)	0.03		(0.03)	(0.14)	0.06	0.21	0.26	0.21
Net Asset Value at end of period	$10.55		$10.58	$10.65	$10.80	$10.82	$10.72	$10.63	$11.07		$11.04	$11.07	$11.21	$11.15	$10.94	$10.68
Total Return (%)[3]	0.64	[4]	0.76	(0.41)[4]	1.44	3.65	3.40	1.19	0.87	[4]	1.12	(0.35)[4]	2.04	3.53	4.35	3.99
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,839		$3,864	$4,364	$6,123	$5,328	$5,048	$4,300	$114,228		$118,082	$132,688	$109,694	$104,849	$52,388	$26,382
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	[5]	0.65	0.65 [5]	0.61	0.69	0.68	0.69	0.49	[5]	0.49	0.49 [5]	0.49	0.49	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.55	[5,6]	0.55 [6]	0.55 [5,6]	0.61	–	–	–	0.49	[5]	0.49	0.49 [5]	–	–	–	–
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.01	[5,6]	0.99 [6]	1.14 [5,6]	1.38	1.81	2.39	2.55	0.97	[5]	1.00	0.99 [5]	1.15	1.48	1.76	2.21
Portfolio turnover (%)[7]	12	[4]	24	14 [4]	23	45	20	38	22	[4]	20	30 [4]	29	9	21	11

	CORE BOND FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months		Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$10.25		$10.21	$10.66	$10.59	$10.46	$10.11	$10.25		$10.22	$10.67	$10.59	$10.46	$10.12
Income from Investment Operations:
Net investment income[2]	0.09		0.22	0.26	0.26	0.26	0.25	0.06		0.14	0.18	0.18	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.08		0.09	(0.46)	0.07	0.13	0.35	0.07		0.08	(0.46)	0.08	0.12	0.34
Total from investment operations	0.17		0.31	(0.20)	0.33	0.39	0.60	0.13		0.22	(0.28)	0.26	0.31	0.51
Less Distributions:
Distributions from net investment income	(0.10)		(0.22)	(0.25)	(0.26)	(0.26)	(0.25)	(0.06)		(0.14)	(0.17)	(0.18)	(0.18)	(0.17)
Distributions from capital gains	(0.09)		(0.05)	–	–	–	–	(0.09)		(0.05)	–	–	–	–
Total distributions	(0.19)		(0.27)	(0.25)	(0.26)	(0.26)	(0.25)	(0.15)		(0.19)	(0.17)	(0.18)	(0.18)	(0.17)
Net increase (decrease) in net asset value	(0.02)		0.04	(0.45)	0.07	0.13	0.35	(0.02)		0.03	(0.45)	0.08	0.13	0.34
Net Asset Value at end of period	$10.23		$10.25	$10.21	$10.66	$10.59	$10.46	$10.23		$10.25	$10.22	$10.67	$10.59	$10.46
Total Return (%)[3]	1.67	[4]	3.04	(1.92)	3.11	3.81	5.97	1.29	[4]	2.18	(2.65)	2.43	3.04	5.08
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$34,046		$33,973	$40,104	$45,671	$43,775	$44,238	$3,051		$3,445	$4,433	$6,088	$5,678	$8,388
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.90	[5]	0.90	0.90	0.90	0.90	0.90	1.65	[5]	1.65	1.65	1.65	1.65	1.65
After reimbursement of expenses by Adviser (%)	0.90	[5]	0.90	0.90	0.90	0.90	0.90	1.65	[5]	1.65	1.65	1.65	1.65	1.65
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.86	[5]	2.10	2.42	2.41	2.54	2.42	1.11	[5]	1.36	1.68	1.66	1.78	1.68
Portfolio turnover (%)[7]	29	[4]	41	24	6	12	7	29	[4]	41	24	6	12	7

*	The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Ratio is net of fees waived by the adviser (See Note 3).
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.
52

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	CORE BOND FUND - continued
	CLASS Y							CLASS R6
	Six Months		Year Ended October 31,					Six Months		Year	Inception
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010	Ended 4/30/15 (unaudited)		Ended 10/31/14	to 10/31/13[8]
Net Asset Value at beginning of period	$10.22		$10.19	$10.64	$10.58	$10.46	$10.11	$10.24		$10.20	$10.53
Income from Investment Operations:
Net investment income (loss)[1]	0.11		0.23	0.28	0.29	0.29	0.27	(0.23)		0.20	0.14
Net realized and unrealized gain (loss) on investments	0.08		0.09	(0.45)	0.06	0.12	0.35	0.42		0.13	(0.34)
Total from investment operations	0.19		0.32	(0.17)	0.35	0.41	0.62	0.19		0.33	(0.20)
Less Distributions:
Distributions from net investment income	(0.12)		(0.24)	(0.28)	(0.29)	(0.29)	(0.27)	(0.12)		(0.24)	(0.13)
Distributions from capital gains	(0.09)		(0.05)	–	–	–	–	(0.09)		(0.05)	–
Total distributions	(0.21)		(0.29)	(0.28)	(0.29)	(0.29)	(0.27)	(0.21)		(0.29)	(0.13)
Net increase (decrease) in net asset value	(0.02)		0.03	(0.45)	0.06	0.12	0.35	(0.02)		0.04	(0.33)
Net Asset Value at end of period	$10.20		$10.22	$10.19	$10.64	$10.58	$10.46	$10.22		$10.24	$10.20
Total Return (%)[2]	1.81	[4]	3.23	(1.65)	3.36	4.03	6.23	1.81	[4]	3.32	(1.86)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$188,941		$187,790	$109,247	$74,486	$145,125	$164,190	$494		$10	$10
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	[5]	0.65	0.65	0.65	0.65	0.65	0.52	[5]	0.54	0.53 [5]
After reimbursement of expenses by Adviser (%)	0.65	[5]	0.65	0.65	0.65	0.65	0.65	0.52	[5]	0.54	0.53 [5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.11	[5]	2.30	2.64	2.64	2.79	2.67	2.23	[5]	1.99	2.71 [5]
Portfolio turnover (%)[3]	29	[4]	41	24	6	12	7	29	[4]	41	24 [4]

	CORPORATE BOND FUND*								HIGH INCOME FUND
	CLASS Y								CLASS A
			Year Ended
	Period Ended		October 31,		Year Ended December 31,				Six Months			Year Ended October 31,
	4/30/15 (unaudited)		2014	2013[7]	2012	2011	2010	2009	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$11.49		$11.27	$11.67	$11.27	$10.81	$10.68	$10.16	$6.79		$7.15	$7.15	$6.95	$7.10	$6.66
Income from Investment Operations:
Net investment income[1]	0.14		0.25	0.19	0.24	0.22	0.48	0.53	0.14		0.35	0.41	0.45	0.48	0.51
Net realized and unrealized gain (loss) on investments	0.12		0.22	(0.38)	0.39	0.61	0.13	0.52	(0.08)		–	0.03	0.20	(0.16)	0.43
Total from investment operations	0.26		0.47	(0.19)	0.63	0.83	0.61	1.05	0.06		0.35	0.44	0.65	0.32	0.94
Less Distributions:
Distributions from net investment income	(0.14)		(0.25)	(0.19)	(0.23)	(0.36)	(0.48)	(0.53)	(0.14)		(0.36)	(0.44)	(0.45)	(0.47)	(0.50)
Distributions from capital gains	(0.02)		–	(0.02)	(0.00)[6]	(0.01)	–	–	(0.39)		(0.35)	–	–	–	–
Total distributions	(0.16)		(0.25)	(0.21)	(0.23)	(0.37)	(0.48)	(0.53)	(0.53)		(0.71)	(0.44)	(0.45)	(0.47)	(0.50)
Net increase (decrease) in net asset value	0.10		0.22	(0.40)	0.40	0.46	0.13	0.52	(0.47)		(0.36)	(0.00)[6]	0.20	(0.15)	0.44
Net Asset Value at end of period	$11.59		$11.49	$11.27	$11.67	$11.27	$10.81	$10.68	$6.32		$6.79	$7.15	$7.15	$6.95	$7.10
Total Return (%)[2]	2.23	[4]	4.21	(1.58)[4]	5.72	7.83	5.81	10.58	1.45	[4]	5.20	6.29	9.67	4.61	14.73
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,170		$27,010	$19,743	$19,813	$17,550	$1,069	$987	$26,837		$28,596	$28,530	$27,061	$25,299	$24,986
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.65	[5]	0.65	0.65 [5]	0.67	0.69	0.06	–	1.00	[5]	1.00	1.00	1.00	1.00	1.00
After reimbursement of expenses by Adviser (%)	0.65	[5]	0.65	0.65 [5]	–	–	–	–	1.00	[5]	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	2.41	[5]	2.22	2.05 [5]	2.04	1.98	4.44	5.05	5.11	[5]	5.05	5.63	6.35	6.73	7.38
Portfolio turnover (%)[3]	19	[4]	31	10 [4]	11	10	14	18	16	[4]	52	28	36	55	47

*	The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[4]	Not annualized.
[5]	Annualized.
[6]	Amounts represent less than $0.005 per share.
[7]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[8]	Commenced investment operations at the close of business on April 22, 2013.

See accompanying Notes to Financial Statements.
53

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	HIGH INCOME FUND - continued
	CLASS B							CLASS Y
	Six Months		Year Ended October 31,					Six Months	Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010	Ended 4/30/15 (unaudited)	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$6.95		$7.30	$7.26	$7.05	$7.19	$6.74	$6.73	$7.09	$7.10	$6.92	$7.09	$6.65
Income from Investment Operations:
Net investment income[1]	0.15		0.30	0.37	0.40	0.44	0.46	0.36	1.02	0.45	0.47	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.09)		–	0.03	0.20	(0.17)	0.44	(0.26)	(0.65)	0.01	0.19	(0.16)	0.44
Total from investment operations	0.06		0.30	0.40	0.60	0.27	0.90	0.10	0.37	0.46	0.66	0.33	0.96
Less Distributions:
Distributions from net investment income	(0.14)		(0.30)	(0.36)	(0.39)	(0.41)	(0.45)	(0.19)	(0.38)	(0.47)	(0.48)	(0.50)	(0.52)
Distributions from capital gains	(0.39)		(0.35)	–	–	–	–	(0.39)	(0.35)	–	–	–	–
Total distributions	(0.53)		(0.65)	(0.36)	(0.39)	(0.41)	(0.45)	(0.58)	(0.73)	(0.47)	(0.48)	(0.50)	(0.52)
Net increase (decrease) in net asset value	(0.47)		(0.35)	0.04	0.21	(0.14)	0.45	(0.48)	(0.36)	(0.01)	0.18	(0.17)	0.44
Net Asset Value at end of period	$6.48		$6.95	$7.30	$7.26	$7.05	$7.19	$6.25	$6.73	$7.09	$7.10	$6.92	$7.09
Total Return (%)[2]	1.03	[3]	4.47	5.60	8.74	3.89	13.86	1.66 [3]	5.59	6.68	9.92	4.81	15.04
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,965		$2,267	$2,566	$2,983	$3,023	$4,571	$281	$388	$17,449	$53,121	$81,572	$94,907
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.75	[4]	1.75	1.75	1.75	1.75	1.75	0.75 [4]	0.75	0.75	0.75	0.75	0.75
After reimbursement of expenses by Adviser (%)	1.75	[4]	1.75	1.75	1.75	1.75	1.75	0.75 [4]	0.75	0.75	0.75	0.75	0.75
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	4.36	[4]	4.30	4.89	5.60	6.01	6.62	5.33 [4]	5.36	5.95	6.61	7.00	7.61
Portfolio turnover (%)[5]	16	[3]	52	28	36	55	47	16 [3]	52	28	36	55	47

	DIVERSIFIED INCOME FUND
	CLASS A							CLASS B
	Six Months		Year Ended October 31,					Six Months	Year Ended October 31,
	Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010	Ended 4/30/15 (unaudited)	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$14.79		$13.89	$12.54	$11.68	$11.16	$10.17	$14.88	$13.98	$12.61	$11.74	$11.22	$10.22
Income from Investment Operations:
Net investment income[1]	0.11		0.23	0.24	0.26	0.29	0.34	0.07	0.13	0.13	0.18	0.20	0.26
Net realized and unrealized gain on investments	0.10		0.90	1.35	0.86	0.52	0.98	0.10	0.90	1.37	0.86	0.52	0.99
Total from investment operations	0.21		1.13	1.59	1.12	0.81	1.32	0.17	1.03	1.50	1.04	0.72	1.25
Less Distributions:
Distributions from net investment income	(0.11)		(0.23)	(0.24)	(0.26)	(0.29)	(0.33)	(0.07)	(0.13)	(0.13)	(0.17)	(0.20)	(0.25)
Total distributions	(0.11)		(0.23)	(0.24)	(0.26)	(0.29)	(0.33)	(0.07)	(0.13)	(0.13)	(0.17)	(0.20)	(0.25)
Net increase in net asset value	0.10		0.90	1.35	0.86	0.52	0.99	0.10	0.90	1.37	0.87	0.52	1.00
Net Asset Value at end of period	$14.89		$14.79	$13.89	$12.54	$11.68	$11.16	$14.98	$14.88	$13.98	$12.61	$11.74	$11.22
Total Return (%)[2]	1.49[3]		8.22	12.76	9.69	7.32	13.15	1.12[3]	7.37	11.99	8.89	6.47	12.35
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$123,806		$119,364	$105,521	$86,952	$72,913	$73,040	$14,383	$14,378	$14,297	$14,387	$15,906	$18,511
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	[4]	1.10	1.10	1.10	1.10	1.10	1.85[4]	1.85	1.85	1.85	1.85	1.85
After reimbursement of expenses by Adviser (%)	1.10	[4]	1.10	1.10	1.10	1.10	1.10	1.85[4]	1.85	1.85	1.85	1.85	1.85
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.59	[4]	1.61	1.75	2.14	2.51	3.10	0.84[4]	0.86	1.01	1.42	1.77	2.35
Portfolio turnover (%)[5]	11	[3]	23	18	21	17	24	11[3]	23	18	21	17	24

[1]	Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.
54

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	DIVERSIFIED INCOME FUND - continued
	CLASS C
	Six Months Ended 4/30/15		Year Ended October 31,		Inception to
	(unaudited)		2014	2013	10/31/12[10]
Net Asset Value at beginning of period	$14.88		$13.97	$12.61	$12.53
Income from Investment Operations:
Net investment income[3]	0.04		0.13	0.13	0.04
Net realized and unrealized gain on investments	0.09		0.91	1.36	0.08
Total from investment operations	0.13		1.04	1.49	0.12
Less Distributions:
Distributions from net investment income	(0.04)		(0.13)	(0.13)	(0.04)
Total distributions	(0.04)		(0.13)	(0.13)	(0.04)
Net increase in net asset value	0.09		0.91	1.36	0.08
Net Asset Value at end of period	$14.97		$14.88	$13.97	$12.61
Total Return (%)[4]	1.12	[5]	7.38	11.91	0.94	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$12,621		$11,545	$6,732	$924
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.85	[6]	1.85	1.84	1.83	[6]
After reimbursement of expenses by Adviser (%)	1.85	[6]	1.85	1.84	1.83	[6]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.84	[6]	0.83	0.88	0.83	[6]
Portfolio turnover (%)[7]	11	[5]	23	18	21	[5]

	COVERED CALL & EQUITY INCOME FUND[1]
	CLASS A						CLASS C
	Six Months Ended 4/30/15		Year Ended October 31,				Inception to		Six Months Ended 4/30/15	Year Ended October 31,		Inception to
	(unaudited)		2014	2013	2012	2011	10/31/10[2]		(unaudited)	2014	2013	10/31/12[9]
Net Asset Value at beginning of period	$9.92		$9.99	$9.76	$9.76	$10.27	$10.00		$9.74	$9.89	$9.74	$9.66
Income from Investment Operations:
Net investment income (loss)[3]	0.02		0.08	0.02	0.00[8]	0.00[8]	(0.04)		0.03	0.08	0.20	0.00[8]
Net realized and unrealized gain on investments	0.22		0.77	1.12	0.82	0.50	0.71		0.17	0.69	0.86	0.28
Total from investment operations	0.24		0.85	1.14	0.82	0.50	0.67		0.20	0.77	1.06	0.28
Less Distributions:
Distributions from net investment income	(0.20)		(0.60)	(0.60)	–	–	–		(0.20)	(0.60)	(0.60)	–
Distributions from capital gains	(0.28)		(0.32)	(0.31)	(0.82)	(1.01)	(0.40)		(0.28)	(0.32)	(0.31)	(0.20)
Total distributions	(0.48)		(0.92)	(0.91)	(0.82)	(1.01)	(0.40)		(0.48)	(0.92)	(0.91)	(0.20)
Net increase (decrease) in net asset value	(0.24)		(0.07)	0.23	–	(0.51)	0.27		(0.28)	(0.15)	0.15	0.08
Net Asset Value at end of period	$9.68		$9.92	$9.99	$9.76	$9.76	$10.27		$9.46	$9.74	$9.89	$9.74
Total Return (%)[4]	2.36	[5]	8.90	12.29	8.61	5.22	7.03	[5]	2.09 [5]	8.01	11.44	2.88	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$15,183		$11,373	$7,559	$6,297	$4,072	$2,886		$6,679	$4,805	$2,258	$527
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25	[6]	1.25	1.25	1.24	1.25	1.25	[6]	2.00 [6]	2.00	2.00	1.96	[6]
After reimbursement of expenses by Adviser (%)	1.25	[6]	1.25	1.25	1.24	1.25	1.25	[6]	2.00 [6]	2.00	2.00	1.96	[6]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.03	[6]	(0.30)	(0.12)	(0.15)	(0.44)	(0.64)[6]		(0.74)[6]	(1.07)	(0.91)	(0.89)[6]
Portfolio turnover (%)[7]	46	[5]	139	100	84	107	58	[5]	46 [5]	139	100	84	[5]

[1]	Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund.
[2]	Fund was seeded on October 31, 2009.
[3]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4]	Total return without applicable sales charge.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[8]	Amounts represent less than $0.005 per share.
[9]	Class was launched on July 31, 2012.
[10]	Commenced investment operations July 31, 2012.

See accompanying Notes to Financial Statements.
55

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

					COVERED CALL & EQUITY INCOME FUND[1]
				CLASS Y						CLASS R6
	Six Months		Year Ended October 31,				Inception	Six Months		Year Ended		Inception
	Ended 4/30/15						to	Ended 4/30/15		October 31,		to
	(unaudited)		2014	2013	2012	2011	10/31/10[2]	(unaudited)		2014	2013	10/31/12[10]
Net Asset Value at beginning of period	$10.03		$10.08	$9.82	$9.81	$10.29	$10.00	$10.06		$10.09	$9.82	$9.72
Income from Investment Operations:
Net investment income (loss)[3]	0.01		0.22	(0.28)	0.00 [9]	0.03	(0.04)	(0.27)		0.13	0.04	0.00	[9]
Net realized and unrealized gain on investments	0.25		0.67	1.45	0.84	0.50	0.73	0.53		0.78	1.14	0.30
Total from investment operations	0.26		0.89	1.17	0.84	0.53	0.69	0.26		0.91	1.18	0.30
Less Distributions:
Distributions from net investment income	(0.20)		(0.62)	(0.60)	(0.02)	–	–	(0.20)		(0.62)	(0.60)	–
Distributions from capital gains	(0.28)		(0.32)	(0.31)	(0.81)	(1.01)	(0.40)	(0.28)		(0.32)	(0.31)	(0.20)
Total distributions	(0.48)		(0.94)	(0.91)	(0.83)	(1.01)	(0.40)	(0.48)		(0.94)	(0.91)	(0.20)
Net increase (decrease) in net asset value	(0.22)		(0.05)	0.26	0.01	(0.48)	0.29	(0.22)		(0.03)	0.27	0.10
Net Asset Value at end of period	$9.81		$10.03	$10.08	$9.82	$9.81	$10.29	$9.84		$10.06	$10.09	$9.82
Total Return (%)[4]	2.64	[5]	9.08	12.60	8.73	5.51	7.23[5]	2.63	[5]	9.29	12.75	3.07	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$41,008		$43,891	$29,307	$81,779	$63,395	$32,634	$343		$152	$116	103
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.00	[6]	1.00	1.00	1.00	1.00	1.00 [6]	0.87	[6]	0.87	0.87	0.86	[6]
After reimbursement of expenses by Adviser (%)	1.00	[6]	1.00	1.00	1.00	1.00	1.00 [6]	0.87	[6]	0.87	0.87	0.86	[6]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.24	[6]	(0.03)	0.14	0.09	(0.15)	(0.46)[6]	0.41	[6]	0.10	0.21	0.17	[6]
Portfolio turnover (%)[8]	46	[5]	139	100	84	107	58 [5]	46	[5]	139	100	84	[5]

			DIVIDEND INCOME FUND*									LARGE CAP VALUE FUND
				CLASS Y									CLASS A
	Six Months		Year Ended							Six Months
	Ended 4/30/15		October 31,			Year Ended December 31,				Ended 4/30/15			Year Ended October 31,
	(unaudited)		2014	2013[11]		2012	2011	2010	2009	(unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$23.59		$21.94	$17.90		$17.17	$17.50	$16.39	$13.29	$19.18		$17.04	$13.99	$12.42	$11.40	$10.57
Income from Investment Operations:
Net investment income[3]	0.20		0.38	0.28		0.36	0.20	0.19	0.17	0.03		0.13	0.18	0.21	0.18	0.12
Net realized and unrealized gain on investments	0.19		2.29	4.03		1.50	0.10	1.11	3.10	0.39		2.15	3.07	1.55	0.98	0.85
Total from investment operations	0.39		2.67	4.31		1.86	0.30	1.30	3.27	0.42		2.28	3.25	1.76	1.16	0.97
Less Distributions:
Distributions from net investment income	(0.18)		(0.38)	(0.27)		(0.35)	(0.20)	(0.19)	(0.17)	(0.14)		(0.14)	(0.20)	(0.19)	(0.14)	(0.14)
Distributions from capital gains	(1.35)		(0.64)	–		(0.78)	(0.43)	–	–	(2.69)		–	–	–	–	–
Total distributions	(1.53)		(1.02)	(0.27)		(1.13)	(0.63)	(0.19)	(0.17)	(2.83)		(0.14)	(0.20)	(0.19)	(0.14)	(0.14)
Net increase (decrease) in net asset value	(1.14)		1.65	4.04		0.73	(0.33)	1.11	3.10	(2.41)		2.14	3.05	1.57	1.02	0.83
Net Asset Value at end of period	$22.45		$23.59	$21.94		$17.90	$17.17	$17.50	$16.39	$16.77		$19.18	$17.04	$13.99	$12.42	$11.40
Total Return (%)[4]	1.57	[5]	12.42	24.18	[5]	10.86	1.73	8.02	24.82	1.88	[5]	13.47	23.58	14.37	10.27	9.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$21,630		$21,518	$18,658		$13,263	$11,189	$12,256	$12,119	$70,731		$70,495	$67,048	$58,537	$54,271	$53,520
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	[6]	1.10	1.10	[6]	1.17	1.25	1.24	1.25	1.16	[6]	1.16	1.16	1.16	1.16	1.16
After reimbursement of expenses by Adviser (%)	0.95	6.7	0.95 [7]	0.95	[6,7]	1.09 [7]	–	–	–	1.16	[6]	1.16	1.16	1.16	1.16	1.16
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.74	[6,7]	1.66 [7]	1.66	[6,7]	1.95 [7]	–	–	–	0.48	[6]	0.69	1.12	1.51	1.44	1.07
Portfolio turnover (%)[8]	10	[5]	29	16	[5]	61	56	39	57	46	[5]	85	33	25	39	70

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Prior to close of business on February 28, 2014, the Fund was known as the Equity Income Fund.
[2] Fund was seeded on October 31, 2009.
[3] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[4] Total return without applicable sales charge.
[5] Not annualized.
[6] Annualized.
[7] Ratio is net of fees waived by the adviser (See Note 3).
[8] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[9] Amounts represent less than $0.005 per share.
[10] Class was launched on July 31, 2012.
[11] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.
56

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	LARGE CAP VALUE FUND - continued
	CLASS B								CLASS Y
	Six Months						Six Months
	Ended 4/30/15		Year Ended October 31,				Ended 4/30/15			Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010	(unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$18.84	$16.74	$13.74	$12.21	$11.20	$10.38	$19.20		$17.06	$14.01	$12.44	$11.42	$10.58
Income from Investment Operations:
Net investment income (loss)[2]	(0.04)	0.04	0.12	0.16	0.12	0.06	0.09		0.19	0.19	0.22	0.23	0.15
Net realized and unrealized gain on investments	0.39	2.07	2.98	1.47	0.94	0.82	0.36		2.14	3.10	1.57	0.97	0.86
Total from investment operations	0.35	2.11	3.10	1.63	1.06	0.88	0.45		2.33	3.29	1.79	1.20	1.01
Less Distributions:
Distributions from net investment income	–	(0.01)	(0.10)	(0.10)	(0.05)	(0.06)	(0.20)		(0.19)	(0.24)	(0.22)	(0.18)	(0.17)
Distributions from capital gains	(2.69)	–	–	–	–	–	(2.69)		–	–	–	–	–
Total distributions	(2.69)	(0.01)	(0.10)	(0.10)	(0.05)	(0.06)	(2.89)		(0.19)	(0.24)	(0.22)	(0.18)	(0.17)
Net increase (decrease) in net asset value	(2.34)	2.10	3.00	1.53	1.01	0.82	(2.44)		2.14	3.05	1.57	1.02	0.84
Net Asset Value at end of period	$16.50	$18.84	$16.74	$13.74	$12.21	$11.20	$16.76		$19.20	$17.06	$14.01	$12.44	$11.42
Total Return (%)[3]	1.46 [4]	12.61	22.69	13.41	9.52	8.45	1.98	[4]	13.74	23.86	14.64	10.53	9.58
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$4,534	$4,867	$5,222	$5,768	$7,199	$8,863	$122,492		$128,456	$132,206	$84,545	$78,344	$90,233
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.91 [5]	1.91	1.91	1.91	1.91	1.91	0.91	[5]	0.91	0.91	0.91	0.91	0.91
After reimbursement of expenses by Adviser (%)	1.91 [5]	1.91	1.91	1.91	1.91	1.91	0.91	[5]	0.91	0.91	0.91	0.91	0.91
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.26)[5]	(0.06)	0.40	0.79	0.70	0.31	0.74	[5]	0.92	1.33	1.76	1.69	1.31
Portfolio turnover (%)[7]	46 [4]	85	33	25	39	70	46	[4]	85	33	25	39	70

	INVESTORS FUND*
	CLASS A					CLASS Y									CLASS R6

	Six Months		Year	Inception		Six Months		Year Ended							Six Months		Year	Inception
	Ended 4/30/15		Ended	to		Ended 4/30/15		October 31,			Year Ended December 31				Ended 4/30/15		Ended	to
	(unaudited)		10/31/14	10/31/13[1]		(unaudited)		2014	2013[8]		2012	2011	2010	2009	(unaudited)		10/31/14	10/31/13[1]
Net Asset Value at beginning of period	$25.01		$22.49	$22.06		$25.07		$22.50	$18.56		$16.40	$16.55	$15.07	$11.31	$25.14		$22.51	$22.06
Income from Investment Operations:
Net investment income[2]	0.06		0.03	–		0.10		0.12	0.10		0.13	0.15	0.09	0.05	0.07		0.17	–
Net realized and unrealized gain (loss) on investments	0.72		3.18	0.43		0.72		3.15	3.94		2.17	(0.15)	1.48	3.76	0.77		3.16	0.45
Total from investment operations	0.78		3.21	0.43		0.82		3.27	4.04		2.30	–	1.57	3.81	0.84		3.33	0.45
Less Distributions:
Distributions from net investment income	(0.05)		(0.01)	–		(0.12)		(0.02)	(0.10)		(0.14)	(0.15)	(0.09)	(0.05)	(0.12)		(0.02)	–
Distributions from capital gains	(4.80)		(0.68)	–		(4.80)		(0.68)	–		–	–	–	–	(4.80)		(0.68)	–
Total distributions	(4.85)		(0.69)	–		(4.92)		(0.70)	(0.10)		(0.14)	(0.15)	(0.09)	(0.05)	(4.92)		(0.70)	–
Net increase (decrease) in net asset value	(4.07)		2.52	0.43		(4.10)		2.57	3.94		2.16	(0.15)	1.48	3.76	(4.08)		2.63	0.45
Net Asset Value at end of period	$20.94		$25.01	$22.49		$20.97		$25.07	$22.50		$18.56	$16.40	$16.55	$15.07	$21.06		$25.14	$22.51
Total Return (%)[3]	3.01	[4]	14.55	1.95	[4]	3.15	[4]	14.84	21.78	[4]	14.05	–	10.44	33.73	3.24	[4]	15.10	2.04	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$2,026		$1,340	$280		$122,549		$166,819	$196,164		$35,176	$36,339	$42,882	$39,684	$6,947		$5,200	$7,234
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.30	[5]	1.28	1.20	[5]	1.05	[5]	1.02	1.04	[5]	1.05	0.99	0.99	1.00	0.72	[5]	0.69	0.65	[5]
After reimbursement of expenses by Adviser (%)	1.17	[5,6]	1.13 [6]	1.06	[5,6]	0.92	[5,6]	0.87 [6]	0.89	[5,6]	0.97	–	–	–	0.72	[5]	0.64	0.56	[5]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.54	[5,6]	0.15 [6]	(0.22)[5,6]		0.73	[5,6]	0.43 [6]	0.41	[5,6]	0.75	–	–	–	0.98	[5]	0.65	0.23	[5]
Portfolio turnover (%)[7]	18	[4]	52	34	[4]	18	[4]	52	34	[4]	47	36	41	74	18	[4]	52	34	[4]

* The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1] Class was launched on September 20, 2013.
[2] Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Ratio is net of fees waived by the adviser (See Note 3).
[7] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[8] Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.

See accompanying Notes to Financial Statements.
57

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

			LARGE CAP GROWTH FUND
			CLASS A						CLASS B
			Six Months Ended 4/30/15 (unaudited)						Six Months Ended 4/30/15 (unaudited)
				Year Ended October 31,						Year Ended October 31,
				2014	2013	2012	2011	2010		2014	2013	2012		2011	2010
Net Asset Value at beginning of period			$23.50	$21.06	$17.18	$16.00	$15.20	$13.15	$20.99	$19.02	$15.61	$14.64		$13.99	$12.16
Income from Investment Operations:
Net investment income (loss)[1]			0.07	0.05	0.07	0.01	(0.01)	0.02	0.01	(0.17)	(0.12)	(0.12)		(0.13)	(0.08)
Net realized and unrealized gain on investments			1.17	3.17	3.88	1.17	0.83	2.08	1.00	2.92	3.56	1.09		0.78	1.91
Total from investment operations			1.24	3.22	3.95	1.18	0.82	2.10	1.01	2.75	3.44	0.97		0.65	1.83
Less Distributions:
Distributions from net investment income			(0.06)	–	(0.07)	–	(0.02)	(0.05)	–	–	(0.03)	–		–	–
Distributions from capital gains			(1.83)	(0.78)	–	–	–	–	(1.83)	(0.78)	–	–		–	–
Total distributions			(1.89)	(0.78)	(0.07)	–	(0.02)	(0.05)	(1.83)	(0.78)	(0.03)	–		–	–
Net increase (decrease) in net asset value			(0.65)	2.44	3.88	1.18	0.80	2.05	(0.82)	1.97	3.41	0.97		0.65	1.83
Net Asset Value at end of period			$22.85	$23.50	$21.06	$17.18	$16.00	$15.20	$20.17	$20.99	$19.02	$15.61		$14.64	$13.99
Total Return (%)[2]			5.46 [3]	15.63	23.05	7.38	5.39	15.96	5.06 [3]	14.76	22.08	6.63		4.65	15.05
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)			$66,183	$64,468	$59,187	$49,824	$48,068	$48,389	$4,822	$4,726	$5,102	$5,731		$7,581	$9,698
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)			1.20 [4]	1.20	1.20	1.20	1.20	1.20	1.95 [4]	1.95	1.95	1.95		1.95	1.95
After reimbursement of expenses by Adviser (%)			1.20 [4]	1.20	1.20	1.20	1.20	1.20	1.95 [4]	1.95	1.95	1.95		1.95	1.95
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)			0.57 [4]	0.20	0.34	0.08	(0.05)	0.13	(0.18)[4]	(0.54)	(0.37)	(0.68)		(0.79)	(0.62)
Portfolio turnover (%)[5]			10 [3]	40	58	71	77	79	10 [3]	40	58	71		77	79

			LARGE CAP GROWTH FUND					MID CAP FUND*
			CLASS Y						CLASS A		CLASS B
	Six Months Ended 4/30/15 (unaudited)							Six Months 4/30/15 Ended (unaudited)	Year Ended 10/31/14	Inception to 10/31/13[6]	Six Months Ended 4/30/15 (unaudited)			Year Ended 10/31/14	Inception to 10/31/13[6]
			Year Ended October 31,
			2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$23.72		$21.24	$17.33	$16.11	$15.30	$13.23	$9.78	$9.48	$8.41	$8.69			$8.55	$7.62
Income from Investment Operations:
Net investment income (loss)[1]	0.10		0.09	0.11	0.06	0.04	0.07	(0.03)	(0.04)	(0.03)	(0.04)			(0.14)	(0.06)
Net realized and unrealized gain on investments	1.17		3.22	3.91	1.18	0.82	2.08	0.59	1.01	1.10	0.50			0.95	0.99
Total from investment operations	1.27		3.31	4.02	1.24	0.86	2.15	0.56	0.97	1.07	0.46			0.81	0.93
Less Distributions:
Distributions from net investment income	(0.12)		(0.05)	(0.11)	(0.02)	(0.05)	(0.08)	–	–	–	–			–	–
Distributions from capital gains	(1.83)		(0.78)	–	–	–	–	(1.74)	(0.67)	–	(1.74)			(0.67)	–
Total distributions	(1.95)		(0.83)	(0.11)	(0.02)	(0.05)	(0.08)	(1.74)	(0.67)	–	(1.74)			(0.67)	–
Net increase (decrease) in net asset value	(0.68)		2.48	3.91	1.22	0.81	2.07	(1.18)	0.30	1.07	(1.28)			0.14	0.93
Net Asset Value at end of period	$23.04		$23.72	$21.24	$17.33	$16.11	$15.30	$8.60	$9.78	$9.48	$7.41			$8.69	$8.55
Total Return (%)[2]	5.55	[3]	15.94	23.33	7.72	5.63	16.26	5.93 [3]	10.65	12.72 [3]	5.48		[3]	9.89	12.20	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$118,646		$118,009	$92,067	$63,956	$61,122	$94,475	$58,888	$57,117	$56,578	$3,945			$4,235	$5,476
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.95	[4]	0.95	0.95	0.95	0.95	0.95	1.40 [4]	1.40	1.40 [4]	2.15		[4]	2.15	2.15	[4]
After reimbursement of expenses by Adviser (%)	0.95	[4]	0.95	0.95	0.95	0.95	0.95	1.40 [4]	1.40	1.40 [4]	2.15		[4]	2.15	2.15	[4]
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	0.82	[4]	0.44	0.57	0.33	0.22	0.38	(0.68)[4]	(0.42)	(0.64)[4]	(1.43)[4]			(1.19)	(1.39)[4]
Portfolio turnover (%)[5]	10	[3]	40	58	71	77	79	17 [3]	33	21 [3]	17		[3]	33	21	[3]

*

The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Total return without applicable sales charge.
[3]	Not annualized.
[4]	Annualized.
[5]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[6]	For accounting purposes, the Mid-Cap Fund Class A & B are treated as having commenced investment operations at the close of business on April 19, 2013.

See accompanying Notes to Financial Statements.
58

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	MID CAP FUND* - continued
	CLASS Y									CLASS R6
	Six Months Ended 4/30/15	Year Ended October 31,			Year Ended December 31,				Six Months Ended 4/30/15	Year Ended October 31,			Year Ended
	(unaudited)	2014	2013[1]		2012[7]	2011[7]	2010[7]	2009[7]	(unaudited)	2014	2013[1]		12/31/12[7,8]
Net Asset Value at beginning of period	$10.00	$9.66	$8.31		$7.45	$7.40	$6.11	$4.91	$10.06	$9.68	$8.30		$7.42
Income from Investment Operations:
Net investment income (loss)[2]	(0.02)	(0.02)	(0.02)		–	(0.01)	(0.02)	(0.02)	(0.03)	0.02	0.01		0.08
Net realized and unrealized gain on investments	0.60	1.03	2.11		1.17	0.39	1.31	1.22	0.64	1.03	2.11		1.12
Total from investment operations	0.58	1.01	2.09		1.17	0.38	1.29	1.20	0.61	1.05	2.12		1.20
Less Distributions:
Distributions from net investment income	–	–	–		–	–	–	–	–	–	–		(0.01)
Distributions from capital gains	(1.74)	(0.67)	(0.74)		(0.31)	(0.33)	–	–	(1.74)	(0.67)	(0.74)		(0.31)
Total distributions	(1.74)	(0.67)	(0.74)		(0.31)	(0.33)	–	–	(1.74)	(0.67)	(0.74)		(0.32)
Net increase (decrease) in net asset value	(1.16)	0.34	1.35		0.86	0.05	1.29	1.20	(1.13)	0.38	1.38		0.88
Net Asset Value at end of period	$8.84	$10.00	$9.66		$8.31	$7.45	$7.40	$6.11	$8.93	$10.06	$9.68		$8.30
Total Return (%)[3]	6.01 [4]	10.88	22.68	[4]	15.69	5.10	21.15	24.51	6.31 [4]	11.29	23.05	[4]	7.34	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$203,841	$224,181	$255,263		$168,428	$160,328	$159,413	$140,548	$6,485	$5,118	$6,270		$4,856
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15 [5]	1.15	1.15	[5]	1.20	1.25	1.25	1.26	0.77 [5]	0.77	0.77	[5]	0.76	[5]
After reimbursement of expenses by Adviser (%)	1.15 [5]	1.15	1.15	[5]	–	–	–	–	0.77 [5]	0.77	0.77	[5]	–
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	(0.42)[5]	(0.17)	(0.29)[5]		–	(0.20)	(0.26)	(0.36)	(0.06)[5]	0.20	0.11	[5]	1.19	[5]
Portfolio turnover (%)[6]	17 [4]	33	21	[4]	28	32	57	63	17[4]	33	21	[4]	28	[4]

*	The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	The financial highlights prior to April 22, 2013 are those of the Madison Mosaic Mid Cap Fund, the accounting survivor of the reorganization of the Madison Mid Cap and Madison Mosaic Mid Cap Funds. The net asset values and other per share information of the Madison Mosaic Mid Cap Fund have been restated by the conversion ratio of 1.5634 for Class Y shares and 1.5696 for Class R6 shares to reflect those of the legal survivor of the reorganization, the Madison Mosaic Mid Cap Fund, which was renamed the Madison Mid Cap Fund after reorganization.
[8]	Class was launched on February 29, 2012.

Madison Funds | April 30, 2015

	SMALL CAP FUND
	CLASS A							CLASS B
		Six Months Ended 4/30/15	Year Ended October 31,					Six Months Ended 4/30/15	Year Ended October 31,
		(unaudited)	2014	2013	2012	2011	2010	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value at beginning of period		$15.21	$14.87	$11.81	$10.79	$9.93	$8.24	$14.58	$14.38	$11.45	$10.55	$9.78	$8.18
Income from Investment Operations:
Net investment income (loss)[1]		0.02	0.06	0.02	0.06	0.04	0.00[2]	(0.04)	(0.05)	(0.06)	(0.02)	(0.06)	(0.07)
Net realized and unrealized gain on investments		0.72	0.88	3.68	1.31	0.86	1.70	0.69	0.85	3.56	1.27	0.86	1.67
Total from investment operations		0.74	0.94	3.70	1.37	0.90	1.70	0.65	0.80	3.50	1.25	0.80	1.60
Redemption Fees		–	–	–	–	0.01	–	–	–	–	–	–	–
Less Distributions:
Distributions from net investment income		(0.04)	–	(0.09)	–	(0.05)	(0.01)	–	–	(0.02)	–	(0.03)	–
Distributions from capital gains		(0.79)	(0.60)	(0.55)	(0.35)	–	–	(0.79)	(0.60)	(0.55)	(0.35)	–	–
Total distributions		(0.83)	(0.60)	(0.64)	(0.35)	(0.05)	(0.01)	(0.79)	(0.60)	(0.57)	(0.35)	(0.03)	–
Net increase (decrease) in net asset value		(0.09)	0.34	3.06	1.02	0.86	1.69	(0.14)	0.20	2.93	0.90	0.77	1.60
Net Asset Value at end of period		$15.12	$15.21	$14.87	$11.81	$10.79	$9.93	$14.44	$14.58	$14.38	$11.45	$10.55	$9.78
Total Return (%)[3]		4.87 [4]	6.45	32.85	13.08	9.12	20.60	4.48 [4]	5.66	31.92	12.21	8.20	19.56
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)		$3,845	$3,639	$4,566	$3,941	$3,201	$2,540	$514	$522	$497	$318	$266	$262
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)		1.50 [5]	1.50	1.50	1.50	1.50	1.50	2.25 [5]	2.25	2.25	2.25	2.25	2.25
After reimbursement of expenses by Adviser (%)		1.50 [5]	1.50	1.50	1.50	1.50	1.50	2.25 [5]	2.25	2.25	2.25	2.25	2.25
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)		0.23 [5]	0.35	0.14	0.53	0.33	0.04	(0.52)[5]	(0.40)	(0.62)	(0.22)	(0.42)	(0.72)
Portfolio turnover (%)[6]		6 [4]	29	22	15	15	40	6[4]	29	22	15	15	40

		SMALL CAP FUND
			CLASS Y
	Six Months Ended 4/30/15		Year Ended October 31,
	(unaudited)	2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$15.26	$14.88	$11.82	$10.77	$9.91	$8.22
Income from Investment Operations:
Net investment income[1]	0.03	0.07	0.02	0.10	0.07	0.03
Net realized and unrealized gain on investments	0.73	0.91	3.71	1.30	0.85	1.69
Total from investment operations	0.76	0.98	3.73	1.40	0.92	1.72
Less Distributions:
Distributions from net investment income	(0.08)	(0.00)[2]	(0.12)	–	(0.06)	(0.03)
Distributions from capital gains	(0.79)	(0.60)	(0.55)	(0.35)	–	–
Total distributions	(0.87)	(0.60)	(0.67)	(0.35)	(0.06)	(0.03)
Net increase (decrease) in net asset value	(0.11)	0.38	3.06	1.05	0.86	1.69
Net Asset Value at end of period	$15.15	$15.26	$14.88	$11.82	$10.77	$9.91
Total Return (%)[3]	4.99 [4]	6.72	33.17	13.39	9.29	20.90
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$76,645	$60,279	$45,217	$13,808	$17,039	$29,240
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.25 [5]	1.25	1.25	1.25	1.25	1.25
After reimbursement of expenses by Adviser (%)	1.25 [5]	1.25	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.48 [5]	0.59	0.28	0.77	0.69	0.29
Portfolio turnover (%)[6]	6 [4]	29	22	15	15	40

[1]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[2]	Amounts represent less than $0.005 per share.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	NORTHROAD INTERNATIONAL FUND*
				CLASS Y									CLASS R6
	Six Months Ended 4/30/15		Year Ended October 31,			Year Ended December 31,						Ended 4/30/15	Year Ended October 31,			Inception to
	(unaudited)		2014	2013[8]		2012	2011	2010[9]	2009[9]			(unaudited)	2014	2013[8]			12/31/12[1]
Net Asset Value at beginning of period	$11.54		$12.25	$10.39		$9.28	$13.30	$11.92	$10.00			$11.60	$12.28	$10.39			$9.28
Income from Investment Operations:
Net investment income (loss)[2]	0.13		0.19	0.19		0.19	0.04	0.00[7]	(0.03)			0.12	0.24	0.22			0.19
Net realized and unrealized gain (loss) on investments	0.47		(0.41)	1.67		1.09	(1.03)	2.20	3.01			0.51	(0.43)	1.67			1.11
Total from investment operations	0.60		(0.22)	1.86		1.28	(0.99)	2.20	2.98			0.63	(0.19)	1.89			1.30
Less Distributions:
Distributions from net investment income	(0.22)		(0.20)	–		(0.17)	(0.04)	(0.00)[7]	–			(0.22)	(0.20)	–			(0.19)
Distributions from capital gains	(0.45)		(0.29)	–		–	(2.99)	(0.82)	(1.06)			(0.45)	(0.29)	–			–
Total distributions	(0.67)		(0.49)	–		(0.17)	(3.03)	(0.82)	(1.06)			(0.67)	(0.49)	–			(0.19)
Net increase (decrease) in net asset value	(0.07)		(0.71)	1.86		1.11	(4.02)	1.38	1.92			(0.04)	(0.68)	1.89			1.11
Net Asset Value at end of period	$11.47		$11.54	$12.25		$10.39	$9.28	$13.30	$11.92			$11.56	$11.60	$12.28			$10.39
Total Return (%)[3]	5.66	[4]	(1.91)	17.90	[4]	13.76	(6.43)	18.42	29.66			5.90 [4]	(1.66)	18.19	[4]		6.70	[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$37,448		$36,751	$32,616		$28,856	$1,621	$1,763	$1,056			$10,061	$8,674	$12			$11
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.15	[5]	1.15	1.15	[5]	1.15	1.20	1.25	1.24			0.82 [5]	0.83	0.83	[5]		0.83	[5]
After reimbursement of expenses by Adviser (%)	1.15	[5]	1.15	1.15	[5]	–	–	–	–			0.82 [5]	0.83	0.83	[5]		–
Ratio of net investment income (loss) to average net assets
After reimbursement of expenses by Adviser (%)	2.27	[5]	1.68	2.01	[5]	1.94	0.43	0.02	(0.31)			2.60 [5]	2.67	2.33	[5]		2.33	[5]
Portfolio turnover (%)[6]	19	[4]	30	15	[4]	12	129	61	74			19 [4]	30	15	[4]		12	[4]

							INTERNATIONAL STOCK FUND
				CLASS A									CLASS B
	Six Months Ended 4/30/15			Year Ended October 31,						Six Months Ended 4/30/15			Year Ended October 31,
	(unaudited)		2014	2013		2012	2011	2010		(unaudited)		2014	2013	2012		2011	2010
Net Asset Value at beginning of period	$13.20		$13.16	$10.81		$10.12	$10.58	$9.94		$12.89		$12.87	$10.58	$9.92	$10.39		$9.76
Income from Investment Operations:
Net investment income[2]	0.06		0.16	0.13		0.14	0.16	0.12		0.02		0.10	0.07	0.09		0.08	0.05
Net realized and unrealized gain (loss) on investments	0.71		(0.02)	2.35		0.76	(0.47)	0.77		0.69		(0.06)	2.28	0.72		(0.47)	0.75
Total from investment operations	0.77		0.14	2.48		0.90	(0.31)	0.89		0.71		0.04	2.35	0.81		(0.39)	0.80
Less Distributions:
Distributions from net investment income	(0.31)		(0.10)	(0.13)		(0.21)	(0.15)	(0.25)		(0.21)		(0.02)	(0.06)	(0.15)		(0.08)	(0.17)
Total distributions	(0.31)		(0.10)	(0.13)		(0.21)	(0.15)	(0.25)		(0.21)		(0.02)	(0.06)	(0.15)		(0.08)	(0.17)
Net increase (decrease) in net asset value	0.46		0.04	2.35		0.69	(0.46)	0.64		0.50		0.02	2.29	0.66		(0.47)	0.63
Net Asset Value at end of period	$13.66		$13.20	$13.16		$10.81	$10.12	$10.58		$13.39		$12.89	$12.87	$10.58		$9.92	$10.39
Total Return (%)[3]	6.03	[4]	1.09	23.11		9.23	(3.00)	9.01		5.66	[4]	0.31	22.26	8.39		(3.77)	8.26
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$23,829		$23,012	$24,571		$21,002	$20,763	$23,505		$1,926		$2,061	$2,946	$3,206	$3,872		$4,854
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.60	[5]	1.60	1.60		1.60	1.60	1.60		2.35	[5]	2.35	2.35	2.35		2.35	2.35
After reimbursement of expenses by Adviser (%)	1.60	[5]	1.60	1.60		1.60	1.60	1.60		2.35	[5]	2.35	2.35	2.35		2.35	2.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.92	[5]	1.13	1.02		1.35	1.45	1.19		0.13	[5]	0.29	0.28	0.59		0.72	0.43
Portfolio turnover (%)[6]	25	[4]	44	53		41	44	52		25	[4]	44	53	41		44	52

*	The Financial Statements presented herein reflect the historical operating results of the Madison Mosaic Funds through April 19, 2013. Effective after market close on this date, the Madison Mosaic Funds reorganized into the Madison Funds.
[1]	Class was launched on February 29, 2012.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Total return without applicable sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[7]	Amounts represent less than $0.005 per share.
[8]	Effective at the close of business on April 19, 2013, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[9]	Prior to June 30, 2011, the NorthRoad International Fund was known as the Small/Mid-Cap Fund. Inception of the fund was December 31, 2008.

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	INTERNATIONAL STOCK FUND - continued
				CLASS Y
				Year Ended October 31,
	Six Months Ended 4/30/15 (unaudited)		2014	2013	2012	2011	2010
Net Asset Value at beginning of period	$13.22		$13.18	$10.82	$10.13	$10.59	$9.95
Income from Investment Operations:
Net investment income (loss)[2]	(0.08)		0.73	0.13	0.18	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.86		(0.56)	2.38	0.75	(0.49)	0.69
Total from investment operations	0.78		0.17	2.51	0.93	(0.28)	0.91
Less Distributions:
Distributions from net investment income	(0.34)		(0.13)	(0.15)	(0.24)	(0.18)	(0.27)
Total distributions	(0.34)		(0.13)	(0.15)	(0.24)	(0.18)	(0.27)
Net increase (decrease) in net asset value	0.44		0.04	2.36	0.69	(0.46)	0.64
Net Asset Value at end of period	$13.66		$13.22	$13.18	$10.82	$10.13	$10.59
Total Return (%)[4]	6.14	[5]	1.29	23.44	9.61	(2.85)	9.28
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,374		$7,938	$34,634	$23,294	$44,358	$74,421
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	[6]	1.35	1.35	1.35	1.35	1.35
After reimbursement of expenses by Adviser (%)	1.35	[6]	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.67	[6]	1.65	1.26	1.36	1.70	1.42
Portfolio turnover (%)[9]	25	[5]	44	53	41	44	52

						HANSBERGER INTERNATIONAL GROWTH FUND*
	CLASS I								CLASS Y
	Six Months Ended 4/30/15		Year Ended		Year Ended December 31,				Six Months Ended 4/30/15		Year Ended		Year Ended December 31,
	(unaudited)		10/31/14[1]		2013	2012	2011	2010	(unaudited)		10/31/14[1]		2013	2012	2011	2010
Net Asset Value at beginning of period	$16.70		$17.88		$15.42	$13.11	$16.16	$15.02	$16.68		$17.89		$15.42	$13.11	$16.16	$15.01
Income from Investment Operations:
Net investment income[2]	0.57		0.26		0.17[3]	0.21[3]	0.21[3]	0.15[3]	0.02		0.14		0.13[3]	0.17[3]	0.19[3]	0.12[3]
Net realized and unrealized gain (loss) on investments	0.90		(1.44)		2.52	2.33	(3.06)	1.14	1.44		(1.35)		2.53	2.32	(3.07)	1.15
Total from investment operations	1.47		(1.18)		2.69	2.54	(2.85)	1.29	1.46		(1.21)		2.66	2.49	(2.88)	1.27
Less Distributions:
Distributions from net investment income	(0.78)		–		(0.23)	(0.23)	(0.20)	(0.15)	(0.76)		–		(0.19)	(0.18)	(0.17)	(0.12)
Total distributions	(0.78)		–		(0.23)	(0.23)	(0.20)	(0.15)	(0.76)		–		(0.19)	(0.18)	(0.17)	(0.12)
Net increase (decrease) in net asset value	0.69		(1.18)		2.46	2.31	(3.05)	1.14	0.70		(1.21)		2.47	2.31	(3.05)	1.15
Net Asset Value at end of period	$17.39		$16.70		$17.88	$15.42	$13.11	$16.16	$17.38		$16.68		$17.89	$15.42	$13.11	$16.16
Total Return (%)[4]	9.40	[5]	(6.60)[5]		17.46	19.37	(17.61)	8.63	9.32[5]		(6.76)[5]		17.26	19.01	(17.82)	8.44
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$54,615		$153,839		$262,627	$518,186	$548,110	$608,571	$2,906		$2,942		$3,928	$4,410	$5,907	$9,398
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.01	[6]	0.95	[6]	0.94	0.89	0.86	0.87	1.16	[6]	1.85	[6]	1.67	1.45	1.05	1.10
After reimbursement of expenses by Adviser (%)	1.01	[6]	0.95	[6]	0.94 [7]	0.89 [8]	0.86	0.87	1.16	[6]	1.16	[6]	1.17 [10]	1.15 [11]	1.05	1.10
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	0.62	[6]	1.40	[6]	1.05	1.44	1.39	1.05	0.63	[6]	1.22	[6]	0.78	1.15	1.22	0.83
Portfolio turnover (%)[9]	34	[5]	34	[5]	48	47	62	52	34	[5]	34	[5]	48	47	62	52

*	The Financial Statements presented herein reflect the historical operating results of the Hansberger International Series International Growth Fund through July 30, 2014. See Note 1 for a discussion of the Fund’s reorganization.
[1]	Effective at the close of business on July 31, 2014, the fiscal year end of the fund changed to October 31. Disclosure represents 10 months of information.
[2]	Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.
[3]	Per share net investment income has been calculated using the average shares outstanding during the period.
[4]	Total return without applicable sales charge.
[5]	Not annualized.
[6]	Annualized.
[7]	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.92%.
[8]	Includes interest expense of 0.01%. Without this expense the ratio of net expenses would have been 0.88%.
[9]	Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.
[10]	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.15%.
[11]	Includes interest expense of less than 0.01%.

Madison Funds | April 30, 2015

Financial Highlights for a Share of Beneficial Interest Outstanding

	TARGET RETIREMENT				TARGET RETIREMENT				TARGET RETIREMENT				TARGET RETIREMENT
	2020 FUND				2030 FUND				2040 FUND				2050 FUND
	CLASS R6				CLASS R6				CLASS R6				CLASS R6
	Six Months		Inception		Six Months		Inception		Six Months		Inception		Six Months		Inception
	Ended 4/30/15		to		Ended 4/30/15		to		Ended 4/30/15		to		Ended 4/30/15		to
	(unaudited)		10/31/14[1]		(unaudited)		10/31/14[1]		(unaudited)		10/31/14[1]		(unaudited)		10/31/14[1]
Net Asset Value at beginning of period	$10.00		$10.00		$9.99		$10.00		$9.98		$10.00		$9.98		$10.00
Income from Investment Operations:
Net investment income[2]	0.08		0.03		0.08		0.03		0.07		0.03		0.07		0.03
Net realized and unrealized gain (loss) on investments	0.26		(0.03)		0.34		(0.04)		0.37		(0.05)		0.39		(0.05)
Total from investment operations	0.34		–		0.42		(0.01)		0.44		(0.02)		0.46		(0.02)
Less Distributions:
Distributions from net investment income	(0.09)		–		(0.10)		–		(0.10)		–		(0.10)		–
Distributions from capital gains	(0.10)		–		(0.20)		–		(0.26)		–		(0.21)		–
Total distributions	(0.19)		–		(0.30)		–		(0.36)		–		(0.31)		–
Net increase (decrease) in net asset value	0.15		–		0.12		(0.01)		0.08		(0.02)		0.15		(0.02)
Net Asset Value at end of period	$10.15		$10.00		$10.11		$9.99		$10.06		$9.98		$10.13		$9.98
Total Return (%)[3]	3.42	[4]	–	[4]	4.21	[4]	(0.10)[4]		4.52	[4]	(0.20)[4]		4.73	[4]	(0.20)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$61,496		$61,964		$84,357		$82,852		$57,725		$58,903		$22,289		$21,266
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.30	[5]	0.32	[5]	0.30	[5]	0.32	[5]	0.30	[5]	0.32	[5]	0.30	[5]	0.32	[5]
After reimbursement of expenses by Adviser (%)	0.30	[5]	0.32	[5]	0.30	[5]	0.32	[5]	0.30	[5]	0.32	[5]	0.30	[5]	0.32	[5]
Ratio of net investment income to average net assets
After reimbursement of expenses by Adviser (%)	1.46	[5]	1.82	[5]	1.49	[5]	1.87	[5]	1.50	[5]	1.84	[5]	1.53	[5]	1.72	[5]
Portfolio turnover (%)[6]	117	[4]	48	[4]	78	[4]	44	[4]	83	[4]	46	[4]	109	[4]	52	[4]

[1] Commenced investment operations August 29, 2014. See Note 1.
[2] Net investment income calculated excluding permanent tax adjustments to undistributed net investment income.
[3] Total return without applicable sales charge.
[4] Not annualized.
[5] Annualized.
[6] Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

63

Madison Funds | April 30, 2015

Notes to the Financial Statements (unaudited)

1. ORGANIZATION

Madison Funds, a Delaware business trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end, management investment company. As of the date of this report, the Trust offers twenty six funds (individually, a “Fund”, collectively, the “Funds”).

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”). The Investment Adviser, in turn, has entered into subadvisory agreements with certain subadvisers (“Subadvisers”) for the management of the investments of the High Income Fund, Small Cap Fund, NorthRoad International Fund, International Stock Fund and Hansberger International Growth Fund.

After approval at a special meeting of shareholders of the Hansberger International Growth Fund (the “Hansberger Fund”) which was held on July 21, 2014, Madison assumed the investment management of the Hansberger Fund and reorganized it into the Madison Funds® after market close July 31, 2014. In a one-to-one exchange, existing Advisor Class shareholders of the Hansberger Fund became shareholders of Madison Hansberger International Growth Fund (“Acquiring Fund”) Class Y shares, and existing Hansberger Fund Institutional Class shareholders became shareholders of the Acquiring Fund Class I shares. While the Acquiring Fund was the legal survivor of the transaction, the predecessor Hansberger Fund was the accounting survivor of the transaction and therefore the historical performance of the predecessor Hansberger Fund was retained by the Acquiring Fund.

On August 29, 2014, Madison launched four new series of the Trust, the Madison Target Retirement 2020, 2030, 2040 and 2050 Funds, respectively. In exchange for Class R6 shares of each new series of the Trust, substantially all portfolio holdings were received in-kind from the Ultra Series Madison Target Retirement 2020, 2030, 2040 and 2050 Funds. Both the Ultra Series Target Date Funds and the Madison Target Date Funds are managed by Madison under the same portfolio management team.

The accompanying financial statements include the Cash Reserves, Tax-Free Virginia, Tax-Free National, Government Bond, High Quality Bond, Core Bond, Corporate Bond, High Income, Diversified Income, Covered Call & Equity Income, Dividend Income, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock and Hansberger International Growth Funds (collectively, the “Core Funds”), the Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds (collectively, the “Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”). The Tax-Free Virginia Fund invests solely in securities exempt from both federal and Virginia state income taxes, while the Tax-Free National Fund invests in securities exempt from federal taxes ( together, the “Tax-Free Funds”).

The Cash Reserves Fund offers two classes of shares: Class A and B. The High Income, Large Cap Value, Large Cap Growth, Small Cap, and International Stock Funds offer three classes of shares: Class A, B and Y. The Diversified Income Fund and Allocation Funds offer three classes of shares: Class A, B and C. The Investors Fund offers three classes of shares: Class A, Y and R6. The Core Bond Fund and Mid Cap Fund offer four classes of shares: Class A, B, Y and R6. The Covered Call & Equity Income Fund offers four classes of shares: Class A, C, Y and R6. The NorthRoad International Fund offers two classes of shares: Class Y and R6. The Tax-Free Virginia, Tax-Free National, Government Bond, High Quality Bond, Corporate Bond and Dividend Income offer one class of shares: Class Y. The Hansberger International Growth Fund offers two classes of shares: Class I and Y. The Target Date Funds offer one class of shares, Class R6 shares. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of Fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that class and other class-specific matters.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depository Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”), listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities purchased (other than short-term obligations) with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. Liquidity in the tax-exempt market has been reduced as a result of overall economic conditions and credit tightening. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange ((the “NYSE”), usually 4:00 p.m. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing each Fund’s total net assets by the number of shares of such Fund outstanding at the time of calculation. Because the assets of each Allocation and Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each Fund is determined based on the NAV’s of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis, which approximates market value.

64

Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2015

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange traded options are valued at the mean of the best bid and ask prices across all option exchanges. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current market value, are appraised at their fair values as determined in good faith by the Committee and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A Fund’s investments (or Underlying Fund) will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with members of the Federal Reserve System and with “primary dealers” in U.S. Government securities. As of April 30, 2015, none of the Funds held open repurchase agreements.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Funds’ custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a Fund could experience one of the following: delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each Fund, except the Cash Reserves Fund and the Tax-Free Funds, which can only invest in U.S. dollar-denominated foreign money market securities, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments”. The NorthRoad International Fund, Small Cap, International Stock and Hansberger International Growth Funds had net realized losses of $136,608, $166, $808,570 and $6,914,245, related to foreign currency transactions, respectively. None of the funds had any net realized gains.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each Fund, except the Cash Reserves Fund and the Tax-Free Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of April 30, 2015, none of the Funds had open forward foreign currency exchange contracts.

If a Fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the Fund will be required to place cash or other liquid assets in a segregated account with the Fund’s custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward

65

Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2015

contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Cash Reserves Fund, which limits the investment in illiquid securities to 5% of net assets. An illiquid security is generally defined as any investment that may be difficult to sell within seven days for the price at which the Fund values it. At April 30, 2015, investments in securities of the Core Bond, Corporate Bond, High Income and Diversified Income Funds include issues that are illiquid. As of that date, the aggregate values of illiquid securities held by the Core Bond, Corporate Bond, High Income and Diversified Income Funds were $15,018,236, $1,693,840, $238,750 and $2,817,651, respectively, which represent 6.6%, 6.2%, 0.8% and 1.9% of net assets, respectively. Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above. Information concerning the illiquid securities held at April 30, 2015, which includes cost and acquisition date, is as follows:

Security	Acquisition Date	Acquisition Cost
Core Bond Fund
AARP, Inc.	5/16/02	$783,578
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust	5/8/14	450,000
Antero Resources Corp.	3/3/15	300,000
Apollo Management Holdings L.P.	5/27/14	997,432
ERAC USA Finance LLC	12/16/04	619,598
First Data Corp.	6/20/14	573,230
Forest Laboratories Inc.	12/5/13	200,000
FREMF Mortgage Trust, Series 2012-K708, Class B	4/21/15	1,309,060
Georgia-Pacific LLC	11/3/14	999,990
Glencore Funding LLC	4/22/14	822,818
GreatAmerica Leasing Receivables, Series 2015-1, Class A2	3/11/15	499,980
Helmerich & Payne International Drilling Co.	3/12/15	994,303
JM Smucker Co./The	3/12/15	999,752
Kinder Morgan Inc.	3/5/15	1,073,143
Liberty Mutual Group Inc.	Various	1,232,099
New York Life Global Funding	2/4/15	999,818
Nissan Motor Acceptance Corp.	9/19/13	499,611
Sirius XM Radio Inc.	5/1/14	525,000
Volvo Financial Equipment LLC, Series 2014-1A, Class A3	2/25/14	499,924
		$14,379,336
Corporate Bond Fund
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust	5/8/14	$150,000
Antero Resources Corp.	3/3/15	50,000
Apollo Management Holdings L.P.	5/27/14	249,358
First Data Corp.	6/20/14	104,224
Forest Laboratories Inc.	12/5/13	50,000
Georgia-Pacific LLC	11/3/14	99,999
Glencore Funding LLC	4/22/14	124,669
Helmerich & Payne International Drilling Co.	3/12/15	99,430
JM Smucker Co./The	3/12/15	199,950
Kinder Morgan Inc.	3/5/15	53,657
Liberty Mutual Group Inc.	6/13/13	99,464
New York Life Global Funding	2/4/15	199,964
Nissan Motor Acceptance Corp.	9/19/13	$49,961
Sirius XM Radio Inc.	5/1/14	125,000
		$1,655,676
High Income Fund
Brand Energy & Infrastructure Services Inc.	11/22/13	$250,000

Diversified Income Fund
AARP, Inc.	5/16/02	$783,578
Antero Resources Corp.	3/3/15	150,000
ERAC USA Finance LLC	12/16/04	350,208
First Data Corp.	6/20/14	208,447
FREMF Mortgage Trust, Series 2012-K708, Class B	4/21/15	314,174
Glencore Funding LLC	4/22/14	264,299
New York Life Global Funding	2/4/15	299,945
Volvo Financial Equipment LLC, Series 2014-1A, Class A3	2/25/14	124,980
		$2,495,631

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or other liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of April 30, 2015, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

Fair Value Measurements: Each Fund has adopted Financial Accounting Standards Board (the “FASB”) guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2015

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the period ended April 30, 2015, maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of April 30, 2015, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels during the six months ended April 30, 2015.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each Fund for a listing of all securities within each category):

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 4/30/15
Conservative Allocation	$77,657,088	$–	$–	$77,657,088
Moderate Allocation	152,171,956	–	–	152,171,956
Aggressive Allocation	62,799,599	–	–	62,799,599
Cash Reserves[2]	856,194	20,959,728	–	21,815,922
Tax-Free Virginia
Municipal Bonds	–	22,406,195	–	22,406,195
Tax-Free National
Municipal Bonds	–	27,406,918	–	27,406,918
Government Bond
Mortgage Backed Securities	–	695,252	–	695,252
U.S. Government and Agency
Obligations	–	3,100,847	–	3,100,847
Short-Term Investments	25,109	–	–	25,109
	25,109	3,796,099	–	3,821,208
High Quality Bond
Corporate Notes and Bonds	–	40,651,856	–	40,651,856
U.S. Government and Agency
Obligations	–	62,285,597	–	62,285,597
Short-Term Investments	9,507,595	–	–	9,507,595
	9,507,595	102,937,453	–	112,445,048
Core Bond
Asset Backed Securities	–	8,846,187	–	8,846,187
Commercial Mortgage-Backed
Securities	–	3,843,839	–	3,843,839
Corporate Notes and Bonds	–	60,888,544	–	60,888,544
Long Term Municipal Bonds	–	28,478,412	–	28,478,412
Mortgage Backed Securities	–	52,705,126	–	52,705,126
U.S. Government and Agency
Obligations	–	69,041,594	–	69,041,594
Short-Term Investments	1,340,980	–	–	1,340,980
	1,340,980	223,803,702	–	225,144,682
Corporate Bond
Corporate Notes and Bonds	–	24,493,167	–	24,493,167
Long Term Municipal Bonds	–	2,136,894	–	2,136,894
Short-Term Investments	423,005	–	–	423,005
	423,005	26,630,061	–	27,053,066
High Income
Corporate Notes and Bonds	–	27,382,612	–	27,382,612
Short-Term Investments	1,180,931	–	–	1,180,931
	1,180,931	27,382,612	–	28,563,543

Diversified Income
Common Stocks	82,263,947	–	–	82,263,947
Asset Backed Securities	–	1,870,604	–	1,870,604
Commercial Mortgage-Backed
Securities	–	864,653	–	864,653
Corporate Notes and Bonds	–	22,772,313	–	22,772,313
Long Term Municipal Bonds	–	2,412,388	–	2,412,388
Mortgage Backed Securities	–	13,524,402	–	13,524,402
U.S. Government and Agency
Obligations	–	19,304,881	–	19,304,881
Short-Term Investments	7,735,773	–	–	7,735,773
	89,999,720	60,749,241	–	150,748,961
Covered Call & Equity Income
Assets:
Common Stocks	44,270,285	–	–	44,270,285
Exchange Traded Funds	5,651,470	–	–	5,651,470
Put Options Purchased	388,710	–	–	388,710
U.S. Government and Agency
Obligations	–	5,999,910	–	5,999,910
Short-Term Investments	9,788,669	–	–	9,788,669
	60,099,134	5,999,910	–	66,099,044
Liabilities:
Options Written	1,489,813	–	–	1,489,813

Dividend Income
Common Stocks	21,157,661	–	–	21,157,661
Short-Term Investments	560,269	–	–	560,269
	21,717,930	–	–	21,717,930
Large Cap Value
Common Stocks	192,103,778	–	–	192,103,778
Short-Term Investments	4,234,536	–	–	4,234,536
	196,338,314	–	–	196,338,314
Investors
Common Stocks	121,918,380	–	–	121,918,380
Short-Term Investments	9,537,714	–	–	9,537,714
	131,456,094	–	–	131,456,094
Large Cap Growth
Common Stocks	179,378,024	–	–	179,378,024
Short-Term Investments	11,063,952	–	–	11,063,952
	190,441,976	–	–	190,441,976
Mid Cap
Common Stocks	248,909,847	–	–	248,909,847
Short-Term Investments	24,509,510	–	–	24,509,510
	273,419,357	–	–	273,419,357
Small Cap
Common Stocks	76,916,259	1,885,008	–	78,801,267
Short-Term Investments	2,543,068	–	–	2,543,068
	79,459,327	1,885,008	–	81,344,335
NorthRoad International
Common Stocks
Australia	958,097	–	–	958,097
Brazil	–	1,147,665	–	1,147,665
Denmark	–	2,065,966	–	2,065,966
France	4,618,545	2,056,783	–	6,675,328
Germany	1,294,375	–	–	1,294,375
Ireland	969,054	–	–	969,054
Israel	857,903	–	–	857,903
Japan	2,550,053	1,950,086	–	4,500,139
Netherlands	1,002,374	1,164,054	–	2,166,428
Singapore	–	980,400	–	980,400
South Korea	–	1,129,214	–	1,129,214
Sweden	731,269	–	–	731,269
Switzerland	7,604,338	–	–	7,604,338
United Kingdom	7,829,469	6,764,431	–	14,593,900
Short-Term Investments	1,522,526	–	–	1,522,526
	29,938,003	17,258,599	–	47,196,602
International Stock
Common Stocks
Australia	$–	$895,482	$–	$895,482
Austria	–	263,053	–	263,053
Belgium	–	1,509,715	–	1,509,715
Brazil	–	329,335	–	329,335
Canada	–	492,197	–	492,197
Denmark	–	406,638	–	406,638
Finland	–	701,608	–	701,608
France	–	2,545,482	–	2,545,482
Germany	–	1,855,770	–	1,855,770
Greece	–	65,131	–	65,131
Ireland	277,558	998,172	–	1,275,730
Israel	1,272,143	–	–	1,272,143
Italy	–	1,112,086	–	1,112,086
Japan	–	7,736,894	–	7,736,894
Luxembourg	–	221,384	–	221,384
Netherlands	–	1,563,762	–	1,563,762
Norway	–	421,286	–	421,286

Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2015

Fund[1]	Quoted Prices In Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 4/30/15
International Stock - continued
Common Stocks
Philippines	$–	$469,239	$–	$469,239
Spain	–	995,645	–	995,645
Sweden	–	1,417,405	–	1,417,405
Switzerland	–	3,228,228	–	3,228,228
Taiwan	664,768	–	–	664,768
Thailand	–	259,305	–	259,305
Turkey	–	391,424	–	391,424
United Kingdom	–	7,913,812	–	7,913,812
Short-Term Investments	1,609,250	–	–	1,609,250
	3,823,719	35,793,053	–	39,616,772
Hansberger International Growth
Common Stocks
Australia	–	761,412	–	761,412
Canada	2,758,061	–	–	2,758,061
China	–	6,907,450	–	6,907,450
Denmark	–	850,144	–	850,144
France	–	2,573,665	–	2,573,665
Germany	–	3,359,220	–	3,359,220
Hong Kong	–	1,265,084	–	1,265,084
India	2,100,354	504,054	–	2,604,408
Indonesia	–	659,195	–	659,195
Ireland	–	1,404,978	–	1,404,978
Israel	659,727	–	–	659,727
Japan	–	9,382,859	–	9,382,859
Mexico	–	1,256,800	–	1,256,800
Netherlands	2,177,323	–	–	2,177,323
Norway	–	1,218,820	–	1,218,820
Singapore	–	1,453,904	–	1,453,904
SouthKorea	648,622	797,326	–	1,445,948
Spain	–	689,698	–	689,698
Sweden	–	627,594	–	627,594
Switzerland	–	5,120,872	–	5,120,872
United Kingdom	–	10,138,188	–	10,138,188
Short-Term Investments	207,959	–	–	207,959
	8,552,046	48,971,263	–	57,523,309
Madison Target Retirement 2020	60,615,019	–	–	60,615,019
Madison Target Retirement 2030	84,176,122	–	–	84,176,122
Madison Target Retirement 2040	57,226,615	–	–	57,226,615
Madison Target Retirement 2050	21,973,611	–	–	21,973,611

[1]	See respective portfolio of investments for underlying holdings in each Fund. For additional information on the underlying funds held in the Allocation and Target Date Funds, including shareholder prospectuses and financial reports, please visit each underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.
[2]	At April 30, 2015, all Level 2 securities held are U.S. Government and Agency Obligations. See respective Portfolio of Investments.

New Accounting Pronouncement.In June 2014, the FASB issued ASU 2014-11, which expands secured borrowing accounting for certain repurchase agreements. This ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales, in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. This ASU is Effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and hedging activities and enable investors to understand: a) how and why a Fund uses derivative investments, b) how derivative instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge fund items affect a Fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Covered Call & Equity Income Fund, by location as presented on the Statement of Assets and Liabilities as of April 30, 2015:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Statement of Assets and		Statement of Assets and
for as hedging instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity contracts	Options purchased	$388,710	Options written	$1,489,813

The following table presents the effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2015:

Derivatives not accounted	Realized Loss	Change in Unrealized
for as hedging Instruments	on Derivatives:	Depreciation on Derivatives
Equity contracts	$(74,350)	$(140,759)

Management has determined that there is no impact on the financial statements of the other Funds held in the Trust as they currently do not hold derivative financial instruments.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, the Investment Adviser is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows as of April 30, 2015:

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.20%	Dividend Income	0.75%
Moderate Allocation	0.20%	Large Cap Value	0.55%
Aggressive Allocation	0.20%	Investors	0.75%
Cash Reserves	0.40%	Large Cap Growth	0.75%
Tax-Free Virginia	0.50%	Mid Cap	0.75%
Tax-Free National	0.50%	Small Cap	1.00%
Government Bond	0.40%	NorthRoad International	0.80%
High Quality Bond	0.30%	International Stock	1.05%
Core Bond	0.50%	Hansberger International Growth	0.75%
Corporate Bond	0.40%	Target Retirement 2020	0.25%
High Income	0.55%	Target Retirement 2030	0.25%
Diversified Income	0.65%	Target Retirement 2040	0.25%
Covered Call & Equity Income	0.85%	Target Retirement 2050	0.25%

The Cash Reserves, Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, and International Stock Funds’ advisory fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion. The Investors Fund advisory fee is 0.75% on the first $100 million of assets, and 0.60% on assets in excess of $100 million. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the Funds at April 30, 2015, are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for the Small Cap Fund, NorthRoad Capital Management, LLC for the NorthRoad International Fund, Lazard Asset Management LLC for the International Stock Fund and Hansberger Growth Investors, LP for the Hansberger International Growth Fund.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser has contractually agreed to waive a portion of advisory fees on the Cash Reserves Fund Class A Shares and Class B Shares until February 28, 2016, for the purpose of maintaining a one day yield of zero. The amount of the daily waiver was equal to the amount required to maintain a minimum daily distribution rate of zero. For the period ended April 30, 2015, the waivers totaled $41,015 for Class A Shares and $577 for Class B Shares and are reflected as fees waived in the accompanying Statement of Operations. A portion of the Government Bond and Dividend Income Fund’s advisory fee, 0.10% and 0.10%, respectively, is being waived by the Investment Adviser until February 28, 2016. For the period ended April 30, 2015, the waivers totaled $1,940 for Government Bond and $10,650 for Dividend Income and are reflected as fees waived in the accompanying Statement of Operations. The Investment Adviser does not have the right to recoup these waived fees.

Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2015

Administrative Services Agreement. The Investment Adviser provides or arranges for each Fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

Fund	Class A	Class B	Class C	Class Y	Class R6	Class I
Conservative Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	0.25%	N/A	N/A	N/A
Cash Reserves	0.15%	0.15%	N/A	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	N/A	0.35%	N/A	N/A
Government Bond	N/A	N/A	N/A	0.25%	N/A	N/A
High Quality Bond	N/A	N/A	N/A	0.19%	N/A	N/A
Core Bond	0.15%	0.15%	N/A	0.15%	0.02%	N/A
Corporate Bond	N/A	N/A	N/A	0.25%	N/A	N/A
High Income	0.20%	0.20%	N/A	0.20%	N/A	N/A
Diversified Income	0.20%	0.20%	0.20%	N/A	N/A	N/A
Covered Call & Equity Income	0.15%	N/A	0.15%	0.15%	0.02%	N/A
Dividend Income	N/A	N/A	N/A	0.35%	N/A	N/A
Large Cap Value	0.36%	0.36%	N/A	0.36%	N/A	N/A
Investors	0.35%	N/A	N/A	0.35%	0.02%	N/A
Large Cap Growth	0.20%	0.20%	N/A	0.20%	N/A	N/A
Mid Cap	0.40%	0.40%	N/A	0.40%	0.02%	N/A
Small Cap	0.25%	0.25%	N/A	0.25%	N/A	N/A
NorthRoad International	N/A	N/A	N/A	0.35%	0.02%	N/A
International Stock	0.30%	0.30%	N/A	0.30%	N/A	N/A
Hansberger International Growth	N/A	N/A	N/A	0.40%	N/A	0.25%
Target Retirement 2020	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2030	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2040	N/A	N/A	N/A	N/A	0.05%	N/A
Target Retirement 2050	N/A	N/A	N/A	N/A	0.05%	N/A

The direct expenses of the Funds’ Independent Trustees and independent auditors are paid out of this fee on behalf of the Funds.

The Investment Adviser may from time to time contractually or voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the Investment Adviser waived a portion of service agreement fees on the Cash Reserves Fund Class A Shares and Class B Shares until at least February 28, 2016, for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. A portion of the Dividend Income and Investors Funds’ annual service fee, 0.05% and 0.15%, respectively, is being waived by the Investment Adviser until February 28, 2016. The waived amounts for the Cash Reserves, Dividend Income and Investors Funds are reflected as fees waived in the accompanying Statement of Operations. For the period ended April 30, 2015 the waivers were as follows:

Waived Fees or Expenses*
					Percentage of
				Total	Annual Service
Fund	Class A	Class B	Class Y	Waivers	Fees Waived
Cash Reserves	$6,605	$254	$–	$6,859	–
Dividend Income	–	–	5,325	5,325	0.05%
Investors	92,298	–	–	92,298	0.15%

* The Investment Adviser does not have the right to recoup any of these waived fees.

Shareholder Servicing and Distribution (Rule 12b-1). Madison Funds has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). These plans permit the funds to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below.

Shareholder Servicing Fees (Class A, B and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, B and C shares of each of the funds, other than the Cash Reserves Fund. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

Distribution Fees (Class B and C shares only). Distribution plans have been adopted pursuant to Rule 12b-1 under 1940 Act for Class B and C shares of each of the funds. Under the terms of each plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class B and C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class B and C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class B and C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each Fund as follows:

						Total Shareholder Servicing
						and Distribution Fees
	Shareholder Servicing Fee			Distribution Fee		(Rule 12b-1)
Fund	Class A	Class B	Class C	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Moderate Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Aggressive Allocation	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Cash Reserves	0.25%	0.25%	N/A	N/A	N/A	0.25%	0.25%	N/A
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Government Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Corporate Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
High Income	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Diversified Income	0.25%	0.25%	0.25%	0.75%	0.75%	0.25%	1.00%	1.00%
Covered Call & Equity Income	0.25%	N/A	0.25%	N/A	0.75%	0.25%	N/A	1.00%
Dividend Income	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Value	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Investors	0.25%	N/A	N/A	N/A	N/A	0.25%	N/A	N/A
Large Cap Growth	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Mid Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Small Cap	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
NorthRoad International	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
International Stock	0.25%	0.25%	N/A	0.75%	N/A	0.25%	1.00%	N/A
Hansberger International Growth	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2030	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2040	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Target Retirement 2050	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, MFD waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the period ended April 30, 2015, the waivers totaled $1,352 and are reflected as fees waived in the accompanying Statement of Operations. MFD does not have the right to recoup these waived fees.

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of Fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A, B, and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay third party selling brokers who sell Fund shares, as disclosed in the prospectus. The sales charges and CDSC collected from shareholders in this manner are presented in the “Amount Collected” section of the table below.

Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2015

The amounts retained by MFD (and not paid to selling brokers who sell Fund shares) are shown in the “Amount Retained” section. The amounts collected and retained for the period November 1, 2014 through April 30, 2015, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B	Class C	Class A	Class B	Class C
Conservative Allocation	$106,634	$11,122	$1,068	$13,410	$11,122	$1,068
Moderate Allocation	128,782	16,391	154	15,770	16,391	154
Aggressive Allocation	54,110	4,361	22	5,915	4,361	22
Cash Reserves	–	928	–	–	928	–
Core Bond	24,276	3,564	–	3,314	3,564	–
High Income	17,801	3,263	–	2,396	3,263	–
Diversified Income	267,326	8,015	2,389	38,640	8,015	2,389
Covered Call & Equity Income	103,358	–	1,667	14,537	–	1,667
Large Cap Value	44,482	1,392	–	5,570	1,392	–
Investors	11,197	–	–	1,596	–	–
Large Cap Growth	26,076	780	–	3,042	780	–
Mid Cap	24,387	697	–	2,834	697	–
Small Cap	2,586	135	–	155	135	–
International Stock	16,658	706	–	2,083	706	–

Other Expenses: In addition to the fees described above, the Trust is responsible for brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, overdrafts and any potential taxes owed and extraordinary expenses as approved by a majority of independent trustees.

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated. Fees paid to the Trustees reduce the fees paid to the Investment Adviser pursuant to the Administrative Services Agreement as described above.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, the Cash Reserves Fund declares dividends, if any, daily and reinvests monthly. The Tax-Free, Government Bond, Core Bond, Corporate Bond, High Income and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Large Cap Value, Investors, Large Cap Growth, Mid Cap, Small Cap, NorthRoad International, International Stock, Hansberger International Growth and the Target Date Funds declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

5. SECURITIES TRANSACTIONS

For the period ended April 30, 2015, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$27,925,775	$24,789,559
Moderate Allocation	–	–	60,467,466	56,765,591
Aggressive Allocation	–	–	23,404,243	20,418,734
Tax-Free Virginia	–	–	1,437,186	1,448,037
Tax-Free National	–	–	1,591,379	2,079,687
Government Bond	453,764	467,509	–	–
High Quality Bond	12,644,031	13,823,053	9,644,305	16,079,768
Core Bond	22,906,725	29,391,340	46,588,831	34,102,986
Corporate Bond	–	–	5,244,094	5,022,450
High Income	–	–	4,598,198	6,294,527
Diversified Income	5,156,220	6,574,798	12,988,505	8,931,097
Covered Call & Equity Income	–	–	24,402,215	22,903,425
Dividend Income	–	–	2,280,070	2,167,379
Large Cap Value	–	–	90,040,074	100,654,634
Investors	–	–	25,402,596	66,293,915
Large Cap Growth	–	–	18,414,482	21,353,191
Mid Cap	–	–	43,883,154	76,731,790
Small Cap	–	–	18,521,439	4,643,020
NorthRoad International	–	–	8,248,877	8,951,478
International Stock	–	–	12,759,321	8,415,520
Hansberger International Growth	–	–	27,508,085	130,254,390
Madison Target Retirement 2020	–	–	71,553,534	73,450,788
Madison Target Retirement 2030	–	–	64,516,535	65,502,178
Madison Target Retirement 2040	–	–	48,219,777	51,194,525
Madison Target Retirement 2050	–	–	24,160,754	23,891,565

6. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the Fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts in the Covered Call & Equity Income Fund during the period ended April 30, 2015, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	5,643	$1,197,123
Options written during the period	11,647	2,733,092
Options closed during the period	(4,379)	(981,962)
Options exercised during the period	(3,132)	(742,266)
Options expired during the period	(4,639)	(965,160)
Options outstanding, end of period	5,140	$1,240,827

7. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Effective May 1, 2015, the Core Bond Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial

Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2015

instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

8. FOREIGN SECURITIES

Each Fund, other than the Tax-Free Funds, may invest in foreign securities; however, the Cash Reserves Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the Funds have reclaim receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not Significant for any of the Funds and are reflected in Other Assets on the Statement of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

9. SECURITIES LENDING

The Core Bond, High Income, Diversified Income, Large Cap Value, Large Cap Growth, Mid Cap and International Stock Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street”). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

The Funds did not engage in any securities lending activity during the period ended April 30, 2015.

10. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of April 30, 2015. It is each Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in Income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended 2011 through 2014. The prior years of 2011 through 2013 represent the legacy MEMBERS Mutual Funds and the legacy Madison Mosaic Funds. Effective as of the market close of April 19, 2013, the Mosaic Funds reorganized into the Madison Funds (formerly known as the MEMBERS Mutual Funds).

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2014, which are available to offset future capital gains, if any, realized through the fiscal year listed:

				No Expiration Date
Fund	2016	2017	2018	Short Term	Long Term
Cash Reserves	$–	$16	$5	$1	$–
Diversified Income	–	464,665	–	–	–
Mid Cap	2,489,386	–	–	–	–
Small Cap	1,351,789	–	–	–	–
International Stock	–	–	1,106,894	–	–
Hansberger International
Growth	–	49,306,213	–	–	–

The capital loss carryovers for the Mid Cap Fund, Small Cap Fund, and Hansberger International are subject to certain limitations upon availability, to offset future gains, pursuant to Section 382 of the Internal Revenue Code.

At April 30, 2015, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, excluding options, as computed on a federal income tax basis for each Fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$2,862,794	$(142,053)	$2,720,741
Moderate Allocation	10,362,576	(97,534)	10,265,042
Aggressive Allocation	5,948,843	(43,190)	5,905,653
Cash Reserves	-	-	-
Tax-Free Virginia	825,611	(74,981)	750,630
Tax-Free National	1,336,766	(21,450)	1,315,316
Government Bond	56,808	(27)	56,781
High Quality Bond	1,347,314	(37,730)	1,309,584
Core Bond	7,770,887	(964,171)	6,806,716
Corporate Bond	801,933	(49,022)	752,911
High Income	759,372	(531,183)	228,189
Diversified Income	22,825,987	(1,024,221)	21,801,766
Covered Call & Equity Income	2,419,445	(1,806,148)	613,297
Dividend Income	4,220,490	(94,435)	4,126,055
Large Cap Value	30,561,498	(1,670,327)	28,891,171
Investors	22,799,733	(1,452,343)	21,347,390
Large Cap Growth	48,743,809	(878,969)	47,864,840
Mid Cap	79,440,987	(1,255,267)	78,185,720
Small Cap	13,681,218	(1,358,313)	12,322,905
NorthRoad International	4,524,339	(1,888,195)	2,636,144
International Stock	7,604,080	(560,097)	7,043,983
Hansberger International Growth	9,321,615	(406,339)	8,915,276
Madison Target Retirement 2020	4,637,110	(6,590)	4,630,520
Madison Target Retirement 2030	9,801,182	(11,433)	9,789,749
Madison Target Retirement 2040	8,035,690	(18,082)	8,017,608
Madison Target Retirement 2050	2,507,997	(4,156)	2,503,841

Madison Funds | Notes to the Financial Statements (unaudited) - continued | April 30, 2015

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

11. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the Fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Funds may be subject to interest rate policy risk, which are the risks associated with the Federal Reserve System’s program to stabilize the economy (the “quantitative easing program”) in the wake of the financial crisis that began in 2007. As a result of the quantitative easing program, the United States is experiencing historically low interest rate levels. A low interest rate environment can pose risks to a Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets. However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Funds will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. Effective May 1, 2015, the Core Bond may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Cash Reserves Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Additionally, while the Fund has maintained a constant share price since inception, and will continue to try to do so, neither the Investment Adviser nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the Fund’s share price from falling below $1.00.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the Funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for Significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the Funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

Effective May 1, 2015, the Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks: unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its net assets in high yield securities.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each Fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that Fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective.

All of the Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, the funds’ Subadvisers, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.

In addition to the other risks described above in the prospectus, you should understand what we refer to as “unknown market risks.”While investments in

Madison Funds | Notes to the Financial Statements (unaudited) - concluded | April 30, 2015

securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). A summary of the transactions with each Affiliated Underlying Fund during the period ended April 30, 2015 follows:

	Balance of			Balance of
	Shares Held at	Gross	Gross	Shares Held at	Value at	Realized	Distributions
Fund/Underlying Fund	10/31/2014	Additions	Sales	4/30/2015	4/30/2015	Gain (Loss)	Received[1]
Conservative Allocation
Madison Core Bond Fund Class Y	1,447,996	151,365	(17,040)	1,582,321	$16,139,669	$ (93)	$334,002
Madison Corporate Bond Fund Class Y	446,801	–	–	446,801	5,178,419	–	79,219
Madison High Quality Bond Fund Class Y	167,473	–	(167,473)	–	–	51,237	–
Madison Investors Fund Class Y	30,494	3,417	(33,911)	–	–	17,535	72,103
Madison Large Cap Growth Fund Class Y	205,969	16,393	(16,885)	205,477	4,734,201	60,274	368,517
Madison Large Cap Value Fund Class Y	254,379	38,870	(23,425)	269,824	4,522,254	122,551	666,239
Madison NorthRoad International Fund Class Y	98,687	39,471	(17,361)	120,797	1,385,536	(20,313)	54,122
Totals					$31,960,079	$231,191	$1,574,202

Moderate Allocation
Madison Core Bond Fund Class Y	2,036,565	114,564	(41,504)	2,109,625	21,518,171	(2,506)	451,857
Madison High Quality Bond Fund Class Y	209,235	–	(209,235)	–	–	50,538	–
Madison Investors Fund Class Y	183,738	28,059	(187,536)	24,261	508,747	217,448	592,031
Madison Large Cap Growth Fund Class Y	708,200	84,395	(29,820)	762,775	17,574,346	56,575	1,363,798
Madison Large Cap Value Fund Class Y	918,441	221,139	(59,967)	1,079,613	18,094,313	217,127	2,476,465
Madison Mid Cap Fund Class Y	154,715	–	(154,715)	–	–	648,527	–
Madison NorthRoad International Fund Class Y	334,586	76,929	(43,012)	368,503	4,226,733	23,029	222,663
Totals					$61,922,310	$1,210,738	$5,106,814

Aggressive Allocation
Madison Core Bond Fund Class Y	409,381	58,442	–	467,823	4,771,795	–	94,975
Madison Investors Fund Class Y	99,732	14,211	(91,099)	22,844	479,041	202,388	299,856
Madison Large Cap Growth Fund Class Y	376,302	55,882	(32,720)	399,464	9,203,652	86,914	694,624
Madison Large Cap Value Fund Class Y	464,517	123,598	(20,669)	567,446	9,510,397	50,586	1,280,380
Madison Mid Cap Fund Class Y	126,198	–	(126,198)	–	–	584,464	–
Madison NorthRoad International Fund Class Y	161,237	48,552	(13,449)	196,340	2,252,021	1,455	107,302
Totals					$26,216,906	$925,807	$2,477,137
[1] Distributions received includes distributions from net investment income and from capital gains from the Affiliated Underlying Funds.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No other events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in, the financial statements.

Madison Funds | April 30, 2015

Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended April 30, 2015. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	CLASS A				CLASS B
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio		Expenses Paid During Period
Conservative Allocation*	$1,000	$1,028.50	0.70%	$3.52	$1,024.80	1.45%		$7.28
Moderate Allocation*	1,000	1,035.30	0.70%	3.53	1,031.70	1.45%		7.30
Aggressive Allocation*	1,000	1,041.40	0.70%	3.54	1,037.70	1.45%		7.33
Cash Reserves	1,000	1,000.00	0.08%	0.40	1,000.00	0.08%		0.40
Core Bond	1,000	1,016.70	0.90%	4.50	1,012.90	1.65%		8.23
High Income	1,000	1,014.50	1.00%	4.99	1,010.30	1.75%		8.72
Diversified Income	1,000	1,014.90	1.10%	5.50	1,011.20	1.85%		9.23
Covered Call & Equity Income	1,000	1,023.60	1.25%	6.27	N/A	N/A		N/A
Large Cap Value	1,000	1,018.80	1.16%	5.81	1,014.60	1.91%		9.54
Investors	1,000	1,030.10	1.17%	5.89	N/A	N/A		N/A
Large Cap Growth	1,000	1,054.60	1.20%	6.11	1,050.60	1.95%		9.91
Mid Cap	1,000	1,059.30	1.40%	7.15	1,054.80	2.15%		10.95
Small Cap	1,000	1,048.70	1.50%	7.62	1,044.80	2.25%		11.41
International Stock	1,000	1,060.30	1.60%	8.17	1,056.60	2.35%		11.98

	CLASS C
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000		$1,023.90		1.45%		$7.28
Moderate Allocation*	1,000		1,031.60		1.45%		7.30
Aggressive Allocation*	1,000		1,037.70		1.45%		7.33
Diversified Income	1,000		1,011.20		1.85%		9.23
Covered Call & Equity Income	1,000		1,020.90		2.00%		10.02

	CLASS Y
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000		$1,010.50		0.85%		$4.24
Tax-Free National	1,000		1,011.20		0.85%		4.24
Government Bond	1,000		1,006.40		0.55%		2.74
High Quality Bond	1,000		1,008.70		0.49%		2.44
Core Bond	1,000		1,018.10		0.65%		3.25
Corporate Bond	1,000		1,022.30		0.65%		3.26
High Income	1,000		1,016.60		0.75%		3.75
Covered Call & Equity Income	1,000		1,026.40		1.00%		5.02
Dividend Income	1,000		1,015.70		0.95%		4.75
Large Cap Value	1,000		1,019.80		0.91%		4.56
Investors	1,000		1,031.50		0.92%		4.63
Large Cap Growth	1,000		1,055.50		0.95%		4.84
Mid Cap	1,000		1,060.10		1.15%		5.87
Small Cap	1,000		1,049.90		1.25%		6.35
North Road International	1,000		1,056.60		1.15%		5.86
International Stock	1,000		1,061.40		1.35%		6.90
Hansberger International Growth	1,000		1,093.20		1.16%		6.02

Madison Funds | Other Information (unaudited) - continued | April 30, 2015

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,018.10	0.52%	$2.60
Covered Call & Equity Income	1,000	1,026.30	0.87%	4.37
Investors	1,000	1,032.40	0.72%	3.63
Mid Cap	1,000	1,063.10	0.77%	3.94
NorthRoad International	1,000	1,059.00	0.82%	4.19
Target Retirement 2020*	1,000	1,034.20	0.30%	1.51
Target Retirement 2030*	1,000	1,042.10	0.30%	1.52
Target Retirement 2040*	1,000	1,045.20	0.30%	1.52
Target Retirement 2050*	1,000	1,047.30	0.30%	1.52

	CLASS I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Hansberger International Growth	$1,000	$1,094.00	1.01%	$5.24

*The annual expense ratio does not include the expenses of the underlying funds.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS A				CLASS B

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio		Expenses Paid During Period
Conservative Allocation*	$1,000	$1,021.32	0.70%	$3.51	$1,017.60	1.45%		$7.25
Moderate Allocation*	1,000	1,021.32	0.70%	3.51	1,017.60	1.45%		7.25
Aggressive Allocation*	1,000	1,021.32	0.70%	3.51	1,017.60	1.45%		7.25
Cash Reserves	1,000	1,024.40	0.08%	0.40	1,024.40	0.08%		0.40
Core Bond	1,000	1,020.33	0.90%	4.51	1,016.61	1.65%		8.25
High Income	1,000	1,019.84	1.00%	5.01	1,016.12	1.75%		8.75
Diversified Income	1,000	1,019.34	1.10%	5.51	1,015.62	1.85%		9.25
Covered Call & Equity Income	1,000	1,018.60	1.25%	6.26	N/A	N/A		N/A
Large Cap Value	1,000	1,019.04	1.16%	5.81	1,015.32	1.91%		9.54
Investors	1,000	1,018.99	1.17%	5.86	N/A	N/A		N/A
Large Cap Growth	1,000	1,018.84	1.20%	6.01	1,015.12	1.95%		9.74
Mid Cap	1,000	1,017.85	1.40%	7.00	1,014.13	2.15%		10.74
Small Cap	1,000	1,017.36	1.50%	7.50	1,013.64	2.25%		11.23
International Stock	1,000	1,016.86	1.60%	8.00	1,013.14	2.35%		11.73

				CLASS C
Fund	Beginning Account Value		Ending Account Value		Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation*	$1,000		$1,017.60		1.45%		$7.25
Moderate Allocation*	1,000		1,017.60		1.45%		7.25
Aggressive Allocation*	1,000		1,017.60		1.45%		7.25
Diversified Income	1,000		1,015.62		1.85%		9.25
Covered Call & Equity Income	1,000		1,014.88		2.00%		9.99

Madison Funds | Other Information (unaudited) - concluded | April 30, 2015

	CLASS Y
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Tax-Free Virginia	$1,000	$1,020.58	0.85%	$4.26
Tax-Free National	1,000	1,020.58	0.85%	4.26
Government Bond	1,000	1,022.07	0.55%	2.76
High Quality Bond	1,000	1,022.36	0.49%	2.46
Core Bond	1,000	1,021.57	0.65%	3.26
Corporate Bond	1,000	1,021.57	0.65%	3.26
High Income	1,000	1,021.08	0.75%	3.76
Covered Call & Equity Income	1,000	1,019.84	1.00%	5.01
Dividend Income	1,000	1,020.08	0.95%	4.76
Large Cap Value	1,000	1,020.28	0.91%	4.56
Investors	1,000	1,020.23	0.92%	4.61
Large Cap Growth	1,000	1,020.08	0.95%	4.76
Mid Cap	1,000	1,019.09	1.15%	5.76
Small Cap	1,000	1,018.60	1.25%	6.26
NorthRoad International	1,000	1,019.09	1.15%	5.76
International Stock	1,000	1,018.10	1.35%	6.76
Hansberger International Growth		1,019.04	1.16%	5.81

	CLASS R6
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Core Bond	$1,000	$1,022.22	0.52%	$2.61
Covered Call & Equity Income	1,000	1,020.48	0.87%	4.36
Investors	1,000	1,021.22	0.72%	3.61
Mid Cap	1,000	1,020.98	0.77%	3.86
NorthRoad International	1,000	1,020.73	0.82%	4.11
Target Retirement 2020*	1,000	1,023.31	0.30%	1.51
Target Retirement 2030*	1,000	1,023.31	0.30%	1.51
Target Retirement 2040*	1,000	1,023.31	0.30%	1.51
Target Retirement 2050*	1,000	1,023.31	0.30%	1.51

	CLASS I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Hansberger International Growth	$1,000	$1,019.79	1.01%	$5.06

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.membersfunds.com or by calling 1-800-877-6089. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements” and inherently subject to, among other things, risks, uncertainties and assumptions about the Funds and economic factors. Actual future results, however, could differ materially from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Madison Funds | April 30, 2015

FACTS	WHAT DOES MADISON FUNDS® DO WITH YOUR PERSONAL INFORMATION?

Why?

 Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

      •  Social Security number and transaction history
      •  Account balances and checking account information
      •  Purchase history and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share investors’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their investors’ personal information; the reasons Madison Funds chooses to share; and whether you can limit this sharing.

Reason we can share your personal information	Does Madison Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-877-6089 or go to www.madisonfunds.com.

Madison Funds | April 30, 2015

Who we are

Who is proving this notice?	Madison Funds Post Office Box 8390 Boston, MA 02266-8390

What we do

How does Madison Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Madison Funds collect my personal information?

We collect your personal information, for example, when you

      •   Open an account or provide account information
      •  Direct us to buy securities or make deposits or withdrawals from your account
      •  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

      •  sharing for affiliates’ everyday business purposes—information about your creditworthiness
      •  affiliates from using your information to market to you
      •  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include companies with a common “Madison” name; financial companies such as Madison Investment Advisors and MFD Distributor, LLC, and subadvisers, NorthRoad Capital Mgmt LLC and Hansberger Global Investors, L.P.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Madison Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Madison Funds does not jointly market.

Other important information

Presorted Standard U.S. POSTAGE PAID Louisville, KY Permit No. 1051

Madison Funds Post Office Box 8390 Boston, MA 02266-8390 1 (800) 877-6089 www.madisonfunds.com

SEC File Number: 811-08261

4460-P1060
Rev:0415

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Included in report to shareholders (Item 1) above. Otherwise, no changes. The Trust does not normally hold shareholder meetings.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officers determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable in semi-annual report. (The code was previously filed with the registrant’s Annual Report dated December 31, 2014).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Lisa R. Lange

Lisa R. Lange, Chief Legal Counsel and Chief Compliance Officer
Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Katherine L. Frank

Katherine L. Frank, Principal Executive Officer
Date: August 31, 2015

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer
Date: August 31, 2015